UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

SEMIANNUAL REPORT

March 31, 2008

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage 1

Portfolio of Investmentspage 23

Financial Statementspage 53

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the credit crunch gained momentum and economic conditions deteriorated during the six months ended March 31, 2008, investors put a premium on safety. The housing market continued to slump, consumer confidence fell, banks became less willing to lend money and the subprime mortgage crisis spread to the prime markets. The Federal Reserve Board’s efforts to restore normalcy by giving banks access to its lending window and cutting interest rates by 2% during the period did little to stem the tide.

Despite all the negative news, for the six months ended March 31, 2008, Loomis Sayles Core Plus Bond Fund provided a total return of 3.58%, based on the net asset value of Class A shares and $0.32 in reinvested dividends. Although the fund underperformed the 5.23% return on its benchmark, Lehman Aggregate Bond Index, it outperformed the 2.23% average return on the funds in its Morningstar Intermediate-Term Bond peer group. The fund’s 30-day SEC yield as of March 31, 2008 was 4.60%.

NON-US DOLLAR HOLDINGS, HIGHER-QUALITY ISSUES PROVIDED SOME SUPPORT

As the U.S. dollar continued to slide, we built up the fund’s allocation to non-dollar securities, notably in Asian countries, reflecting our positive outlook for the region. Although the Asian markets were also volatile, the Japanese yen gained in five out of the past six months, and the net effect of our strategy was positive.

Domestically we were biased toward higher-quality securities, including U.S. government and agency mortgage-backed securities (MBS). Agency-backed MBS fared relatively well, but still lagged Treasury securities, as spreads (the difference in yield available from higher-risk assets versus U.S. Treasuries) widened. Moreover, concerns about defaults pushed spreads on commercial MBS to record highs, while U.S. investment-grade and high-yield corporate bonds were hurt as economic fears spread to broader markets. Bright spots included bonds issued by financial companies, which recovered somewhat after JP Morgan Chase announced plans to buy out Bear Stearns, and the energy sector, which benefited from the rise in oil and gas prices.

The fund’s allocation to Treasury Inflation-Protected Securities (TIPS) has been positive for the past several quarters. However, we believe the TIPS market peaked late in the first quarter so we sold the position, locking in significant gains. The fund’s holdings in long-duration Treasury securities added to returns as this sector rallied. We also added to the fund’s agency-backed MBS at increasingly attractive levels during the fiscal period including a significant position in GNMA MBS.

ECONOMIC AND MARKET CONDITIONS DEPRESSED CORPORATE BONDS

Growing concerns about a U.S. recession and illiquidity in the corporate markets weighed on corporate bonds during the past six months, and investors’ risk appetite decreased markedly. In particular, long-term bonds issued by cable and telecommunications companies were hard hit, as investors grew increasingly concerned that companies’ access to capital would be limited. While higher-yielding, longer-dated issues provide more income, they lagged higher-quality and shorter-term issues during the period, as rising interest rates caused prices to fall. Our very modest exposure to the ABS home-equity sector also did poorly despite their high ratings and solid performance of the underlying assets.

U.S. ECONOMY APPEARS TO HAVE POCKETS OF STRENGTH

We think bond values in many sectors may already reflect a more negative scenario than is warranted, and some securities may be undervalued. Positive factors we perceive include the relative strength of industrials, the prospect that the weak U.S. dollar will stimulate exports, disciplined corporate spending and solid non-residential construction. We believe the Fed may ease interest rates once more and then hold them steady, while continuing to use other methods to support business. In fact, we believe the real economy (adjusted for inflation) may show signs of a modest recovery in momentum by the end of 2008. The shaky economic picture poses a high-risk environment, but we believe patient investors willing to accept the risks should be rewarded.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value[1]	3.58%	5.78%	5.02%	5.00%
With Maximum Sales Charge[2]	-1.06	0.98	4.05	4.51

CLASS B (inception 9/13/93)
Net Asset Value[1]	3.34	5.06	4.25	4.24
With CDSC[3]	-1.66	0.06	3.91	4.24

CLASS C (Inception 12/30/94)
Net Asset Value[1]	3.20	5.02	4.22	4.22
With CDSC[3]	2.20	4.02	4.22	4.22

CLASS Y (Inception 12/30/94)
Net Asset Value[1]	3.69	6.03	5.31	5.36

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%
Lehman U.S. Credit Index	2.63	3.99	4.43	5.93
Morningstar Int.-Term Bond Fund Avg.	2.23	3.73	3.75	5.06

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	60.5	66.4
Aa	3.0	1.4
A	5.1	3.4
Baa	13.9	13.1
Ba	5.5	6.4
B	6.1	3.9
Caa	0.7	0.8
Not Rated*	2.7	1.9
Short-term and other	2.5	2.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	3/31/08		9/30/07
1 year or less	5.1		6.5
1-5 years	50.7		46.8
5-10 years	28.1		27.0
10+ years	16.1		19.7
Average Effective Duration	5.9	years	5.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.09%	0.90%
B	1.85	1.65
C	1.82	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

With the subprime mortgage debacle and ensuing credit crisis undermining the economy, investors moved out of corporate bonds and sought safety in high-quality government securities. Treasuries delivered strong performance, while lower-quality markets declined. The Federal Reserve Board cut short-term interest rates twice in the first quarter of 2008 and sought to calm markets by opening its lending operations to brokerage firms. Overseas credit markets fared better, thanks in part to the weak U.S. dollar.

For the six months ended March 31, 2008, the total return on Loomis Sayles High Income Fund was -2.54% based on the net asset value of Class A shares and $0.18 in reinvested dividends. The fund held up better than its benchmark, the Lehman High Yield Composite Index, which returned -4.27% for the period, and surpassed the -5.02% average return on the funds in Morningstar’s High Yield Bond category. As of March 31, 2008, the fund’s 30-day SEC yield was 7.25%.

FUND’S RETURNS BENEFITED FROM MOVING AMONG MARKETS

The fund’s flexible investment policies allowed us to shift its emphasis from U.S. Treasuries to overseas markets, where the weak dollar benefited bonds denominated in stronger currencies. Neither Treasuries nor foreign bonds are represented in the benchmark, which gave the fund an edge. Strong security selection among high-quality corporate issues also contributed to the fund’s performance. In strategic terms, we trimmed long-term Treasuries as valuations rose during the period, using the proceeds to purchase selected issues where valuations looked more attractive.

DOLLAR WEAKNESS BROUGHT GAINS OVERSEAS

Non-dollar issues led fund performance during the period. The U.S. dollar’s persistent weakness, combined with falling interest rates and a dimming economic outlook, fueled gains in markets whose currencies gained ground. Yen-denominated issues rode the strength of Japan’s currency, and the fund’s holdings denominated in the Brazilian real contributed, as that country’s economy continued to expand. Economic growth in Mexico aided the fund’s peso-based investments. In Asia, healthy business conditions and favorable exchange rates brought solid returns on issues denominated in Singapore’s dollar and the Malaysian ringgit.

Foreign government bonds did not match the strength of U.S. Treasuries in absolute terms, but when currency gains are factored in, the sector was a net positive. Domestically, successful selection among high-quality financial services issues contributed to the fund’s return despite the turmoil in the sector as a whole. Natural gas and other energy issues also rose, but the fund was underweight in these issues relative to the Index.

CREDIT CONCERNS UNDERCUT HIGH-YIELD ISSUES

As investors turned away from corporate issues, yield spreads – the yield difference between bonds of higher and lower quality – expanded to levels not seen in years, depressing bond prices. High-yield, lower-quality holdings were particularly hard hit, which detracted from the fund’s results. Disappointments were greatest among lower-rated financial companies, transportation firms and consumer cyclicals, but the fund’s underweight stake in these sectors relative to the benchmark partially offset their negative impact. Bonds issued by technology and telecommunications companies also declined, as a large supply of new issues found very few buyers. Chemical and electric companies were also weak, and sectors relying on consumer spending suffered, as falling housing prices and rising fuel prices shrank household wealth. Equities also lagged, due to heightened market volatility and company-specific factors.

DESPITE SLUGGISH OUTLOOK, MANAGER SEES OPPORTUNITIES

Although overall economic expectations remain spotty, we see enough areas of strength to doubt that a recession is inevitable. We anticipate some renewed momentum by the end of 2008. Industrial activity is fairly healthy, exporters may benefit from the weak dollar and trends in non-residential construction are solid. In addition, the upcoming federal tax rebate program could rekindle consumer spending.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value[1]	-2.54%	-2.04%	9.71%	1.42%	—
With Maximum Sales Charge[2]	-6.90	-6.48	8.72	0.96	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	-2.91	-2.79	8.87	0.68	—
With CDSC[3]	-7.61	-7.35	8.59	0.68	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	-2.90	-2.96	8.83	0.66	—
With CDSC[3]	-3.84	-3.87	8.83	0.66	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	—	—	—	—	-0.59%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Lehman High Yield Composite Index	-4.27%	-3.74%	8.62%	4.84%	-0.34%
Morningstar High Yield Bond Fund Avg.	-5.02	-4.65	7.47	3.44	-0.28

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	11.6	15.5
Aa	2.0	1.9
A	0.3	0.7
Baa	9.8	8.9
Ba	12.9	17.4
B	27.7	24.9
Caa	20.4	15.9
Not Rated*	8.2	11.7
Short-term and other	7.1	3.1

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	9.2		4.2
1-5 years	28.4		21.9
5-10 years	19.9		19.4
10+ years	42.5		54.5
Average Effective Maturity	10.6	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.43%	1.15%
B	2.18	1.90
C	2.17	1.90
Y	1.16	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when interest rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Concerns about the credit markets spread throughout the global fixed-income markets early in 2008, as part of the fallout from the U.S. credit crisis. This prompted investors to seek out the highest quality securities in order to minimize credit risk. Sovereign debt of developed economies produced the best relative returns in this environment, while corporate bonds generally lagged other fixed-income sectors.

Loomis Sayles International Bond Fund began operations on February 1, 2008 with a strategy of investing in foreign, investment-grade, fixed-income securities. It has the flexibility to invest in fixed-income markets around the world. While the fund’s portfolio is focused on international fixed-income investments, investors may benefit from exposure to this market because, historically, it tends to have a low correlation with the performance of U.S. fixed-income and equity investments.

From its inception at the beginning of February through March 31, 2008, the fund’s Class A shares generated a total return of 4.82% based on net asset value and $0.04 in reinvested dividends. During the same two months, the benchmark Lehman Global Aggregate Bond ex-USD Index, returned 5.74%, while the average return on the funds in Morningstar’s World Bond category was 2.65%. Bear in mind that the fund was not fully invested during this two-month period because the portfolio was under construction.

FUND’S CURRENCY EXPOSURE, U.K. TREASURIES AND MATURITY WERE POSITIVE

In the fund’s first two months of investment operations, we constructed a portfolio that overweighted positions in the Singapore dollar, Mexican peso and Swiss franc, all of which contributed positively to performance. The fund’s top-performing securities during the two-month period included U.K. Treasury securities and currency-linked notes denominated in the Malaysian ringgit. Relative to its benchmark, the fund was overweight in corporate and government-related securities and underweight both in Treasury securities of sovereign governments and in securitized fixed-income issues.

EMPHASIS ON CORPORATE BONDS DETRACTED

The fund’s emphasis on higher-yielding corporate bonds, particularly those issued by European companies, detracted from its performance during the period. The potential for a worldwide economic slowdown, stemming largely from a tightening of bank lending standards, remains a concern, as even major companies have difficulty raising capital to fund expansion. The fund’s underweight in the Japanese yen also detracted as the currency rose sharply. However, we believe the yen’s strength primarily reflected technical market conditions rather than any economic fundamentals. In fact, we are anticipating a softening of the Japanese economy, with decelerating manufacturing activity and declining consumer confidence.

OUTLOOK FAVORS CORPORATE BONDS

We believe the U.S. economy will experience a slowdown before returning to a cycle of positive growth. Consequently, we favor corporate securities in general, including high-yield bonds issued by companies with the potential to sustain consistent cash flows. We have been rotating out of the securitized sector and adding to corporate bonds. Securitized investments are collections of similar debt instruments, like mortgages, that are sold as negotiable securities. Because they are diversified over multiple loans, securitized investments may pose less risk of default than a single security, but they may also cut into returns.

We are approaching a duration-neutral position in the euro and the Japanese yen. We also expect to maintain an overweight position in Asian currencies (other than Japan) where we anticipate the strongest growth.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Average Annual Returns — March 31, 20084

PERFORMANCE IN PERSPECTIVE

The table comparing the fund’s performance to an index and a Morningstar average provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	4.82%
With Maximum Sales Charge[2]	0.11

CLASS C (Inception 2/1/08)
Net Asset Value[1]	4.74
With CDSC[3]	3.74

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	4.84

COMPARATIVE PERFORMANCE	SINCE INCEPTION[7]
Lehman Global Aggregate Bond ex-USD Index	5.74%
Morningstar World Bond Fund Avg.	2.65

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08
Aaa	71.0
Aa	14.1
A	8.4
Baa	3.0
Ba	0.2
Caa	0.4
Not Rated*	0.0
Short-term and other	2.9

Credit quality is based on ratings from Moody’s Investors Service. * Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.
	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08
1 year or less	5.8
1-5 years	46.3
5-10 years	36.4
10+ years	11.5
Average Effective Maturity	7.2	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.15%	1.10%
C	1.90	1.85
Y	0.90	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 2/1/08.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

As the credit crunch gained momentum and economic conditions deteriorated during the six months ended March 31, 2008, investors put a premium on safety. The housing market continued to slump, consumer confidence fell, banks became less willing to lend money and the subprime mortgage crisis spread to prime markets. This occurred despite the Federal Reserve Board’s efforts to restore normalcy by giving banks access to its lending window and cutting the federal funds rate to 2.25% as of the end of the fiscal period.

For the fiscal period ended March 31, 2008, Loomis Sayles Limited Term Government and Agency Fund’s total return was 3.75% based on the net asset value of Class A shares and $0.26 in reinvested dividends. However, the fund lagged its benchmark and a peer group of mutual funds for the period. The Lehman 1-5 Year Government Bond Index returned 6.41%, and the average return on the funds in Morningstar’s Short Government category was 4.16%. The fund’s 30-day SEC yield was 3.57% as of March 31, 2008.

SHORTER-TERM SECURITIES DETRACTED FROM PERFORMANCE

The Fed’s recent rate cuts caused bond prices to rise, and short-term Treasury securities were among the first to respond, followed by intermediate- and long-term bonds. For the period as a whole, Treasury bonds with relatively long maturities were the best performers as their prices are more sensitive to interest rate moves. The fund’s emphasis on high quality was a positive, but its orientation toward shorter-term, more liquid securities limited its participation in the rally and contributed to its performance lag.

REAL ESTATE MARKET WOES HURT MORTGAGE-BACKED MARKETS

The principal reason the fund underperformed its benchmark was its emphasis on mortgage-backed securities (MBS). During the fiscal period, credit concerns spread from the subprime mortgage market to higher quality mortgages and corporate bonds. MBS fell from favor partly because they are associated with the troubled mortgage market. This was true even for MBS issued by government-sponsored entities (GSEs). While the U.S. government does not guarantee GSE MBS, their credit is enhanced by guarantees from the issuing government agency and, like other government agency securities, they are viewed as having very low default risk. Although MBS issued by government agencies outperformed privately issued MBS, they still underperformed U.S. Treasuries as the real estate market continued to languish. By the end of March 2008, MBS backed by commercial issuers had partially recovered, but the market as a whole appears undervalued.

FUND STRATEGY SEEKS COMBINATION OF CURRENT INCOME AND SAFETY

During the period we emphasized mortgage-backed securities issued by GSEs because we appreciate the combination of strong credit quality and their yield advantage over Treasuries. We also added to the fund’s position in short-duration, high-quality, asset-backed securities, including bonds backed by automobile loans and credit-card receivables, as well as some high-quality, commercial mortgage-backed securities at attractive yields.

SELECTIVITY WILL BE KEY IF MARKET OUTLOOK IMPROVES

As a result of the Federal Reserve rate cuts, the yield curve is steep by historical standards, so that longer-maturity issues now offer an unusually wide yield advantage over shorter alternatives. Consequently, we are looking for specific opportunities to take advantage of this situation.

We believe bond valuations in many sectors may already reflect the possibility of a recession, or something close to it. We view this as an overreaction typical in periods of uncertainty and we are anticipating a recovery, with improving risk appetites. However, we expect the recovery to focus on specific market sectors, as numerous sector-specific hurdles remain. Although the outlook is brightening, the ride is likely to remain a bumpy one.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 1/3/89)
Net Asset Value[1]	3.75%	5.87%	2.96%	4.33%
With Maximum Sales Charge[2]	0.64	2.70	2.33	4.01

Class B (Inception 9/27/93)
Net Asset Value[1]	3.37	5.09	2.21	3.61
With CDSC[3]	-1.63	0.09	1.85	3.61

Class C (Inception 12/30/94)
Net Asset Value[1]	3.36	4.99	2.21	3.61
With CDSC[3]	2.36	3.99	2.21	3.61

Class Y (Inception 3/31/94)
Net Asset Value[1]	3.87	6.04	3.22	4.68

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman 1-5 Yr Gov’t Bond Index	6.41%	9.98%	3.93%	5.37%
Morningstar Short Gov’t Fund Avg.	4.16	6.71	2.95	4.38

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08		9/30/07
Mortgage Related	57.6		60.7
Treasuries	9.1		9.3
Asset-Backed Securities	5.7		5.7
Agency	3.4		3.3
Hybrid ARMs	2.4		2.5
Mortgage Backed Securities	2.4		1.1
Credit Card ABS	1.6		—
Automotive	1.0		—
Collateralized Mortgage Obligation	0.2		0.2
Short Term Investments & Other	16.6		17.2

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	24.7		20.9
1-5 years	56.2		63.2
5-10 years	19.1		15.9
10+ years	n/a		n/a
Average Effective Maturity	3.4	years	3.2	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.10%	0.90%
B	1.85	1.65
C	1.85	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

Strategy:

Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

Inception Date:

March 23, 1984

Manager:

Martha A. Strom

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFMX
Class B	NEMBX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund’s performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Special Notice to Shareholders

On February 29, 2008, the fund’s Board of Trustees approved the liquidation and termination of the fund. After extensive analysis, the Trustees concluded that this fund’s small asset level does not provide the scale needed to remain viable for shareholders. It is expected that the sale of the fund’s assets and the corresponding liquidating distributions will be completed on or about June 13, 2008. The following is a discussion of the factors that materially affected the fund’s performance during the six months ended March 31, 2008. Because the fund is being liquidated, the discussion does not include forward-looking comments.

MANAGEMENT DISCUSSION

For the six months ended March 31, 2008, the total return on Loomis Sayles Massachusetts Tax Free Income Fund was -0.37%, based on the net asset value of Class A shares and $0.32 in reinvested dividends. The fund’s results were below the 0.75% return on the fund’s benchmark, the Lehman Municipal Bond Index, and about the same as the -0.38% average return on Morningstar’s Muni Massachusetts category. The fund’s 30-day SEC yield at the end of March was 3.86%, equivalent to a taxable yield of 6.31% based on the combined maximum federal income tax rate and the Massachusetts income tax rate of 38.45%.

NEGATIVE PRESS ABOUT INSURERS UNDERMINES INSURED MUNICIPAL BONDS

Recent news stories regarding monoline insurers caused safety-conscious investors to retreat from municipal bonds. Monoline insurers – so named because they provide services to only one industry – guarantee the timely repayment of bond principal and interest if an issuer defaults. AMBAC Financial and MBIA are two of the biggest U.S. insurers of municipal bonds. In exchange for their premium payments, the insured municipalities receive the benefit of the insurers’ AAA rating, which helps them attract safety-conscious investors. However, monoline insurers started covering collateralized debt obligations, which are mortgage-related securities. As the mortgage crisis eroded the credit status of mortgagors, ratings companies like Standard & Poor’s and Moody’s Investor Services began cutting ratings of monoline insurers, including AMBAC, MBIA and other similar companies. Even though defaults by municipalities are rare, the credit ratings and market value of many insured municipal bonds declined as safety-oriented investors retreated to Treasuries and other top-rated (but taxable) securities.

INSURED LONG-TERM BONDS AND HOUSING-RELATED ISSUES DECLINED

Insured bonds issued for Simmons College had the most negative impact on fund performance due to news stories about monoline insurers’ rating downgrades. Municipal bonds issued for housing also declined in value because their exposure to a troubled industry and their longer maturity structure caused them to fall out of favor with investors. The fund’s healthcare bonds issued in Texas were also poor performers because they were long-term and lower rated. In general, this fund’s relatively aggressive posture did not work in its favor during the fiscal period.

UTILITIES AND SHORT-TERM BONDS WERE POSITIVE

The utilities sector benefited the fund during the six-month period because their relatively high income and short maturity structure appealed to safety-conscious investors. Some of the fund’s shorter maturity, higher coupon bonds issued by municipalities in Puerto Rico also found favor during the first quarter of 2008, recovering from poor performance late in 2007. Although the fund was underweight in shorter maturity bonds relative to the Index, the issues in the portfolio provided price support during a difficult period for the market.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 3/23/84)
Net Asset Value[1]	-0.37%	-0.24%	3.18%	3.78%
With Maximum Sales Charge[2]	-4.59	-4.50	2.29	3.34

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-0.75	-0.94	2.45	3.08
With CDSC[3]	-5.64	-5.74	2.10	3.08

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Municipal Bond Index	0.75%	1.90%	3.92%	4.99%
Morningstar Muni Massachusetts Fund Avg.	-0.38	0.18	3.07	4.03

Yields as of March 31, 2008

	CLASS A	CLASS B
SEC 30-Day Yield[5]	3.86%	3.33%
Taxable Equivalent Yield[6]	6.31	5.47

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	27.3	38.7
Aa	20.4	18.0
A	27.4	16.1
Baa	12.8	12.2
Ba	5.4	4.7
Not Rated*	2.3	8.4
Short-term and other	4.4	1.9

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	4.4		1.0
1-5 years	31.4		31.1
5-10 years	24.6		40.6
10+ years	39.6		27.3
Average Effective Maturity	11.6	years	8.9	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.16%	0.90%
B	1.91	1.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.25%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	SEC Yield is based on the fund’s net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
[6]

Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders’ capital

Strategy:

Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

Fund Inception:

May 9, 1977

Managers:

Martha A. Strom

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFTX
Class B	NETBX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Special Notice to Shareholders

On February 29, 2008, the fund’s Board of Trustees approved the liquidation and termination of the fund. After extensive analysis, the Trustees concluded that this fund’s small asset level does not provide the scale needed to remain viable for shareholders. It is expected that the sale of the fund’s assets and the corresponding liquidating distributions will be completed on or about June 13, 2008. The following is a discussion of the factors that materially affected the fund’s performance during the six months ended March 31, 2008. Because the fund is being liquidated, the discussion does not include forward-looking comments.

MANAGEMENT DISCUSSION

For the six months ended March 31, 2008, the total return on Loomis Sayles Municipal Income Fund was -2.34%, based on the net asset value of Class A shares, $0.14 in dividends and $0.06 in capital gains reinvested during the period. The fund’s results were below the 0.75% return on its benchmark, the Lehman Municipal Bond Index, and the -1.08% average return on Morningstar’s Muni National Long category. The fund’s 30-day SEC yield at the end of March was 3.91%, equivalent to a taxable yield of 6.04% based on the maximum federal income tax rate of 35.00%.

NEGATIVE PRESS ABOUT INSURERS UNDERMINES INSURED MUNICIPAL MARKETS

Recent news stories regarding monoline insurers caused safety-conscious investors to retreat from municipal bonds. Monoline insurers – so named because they provide services to only one industry – guarantee the timely repayment of bond principal and interest if an issuer defaults. AMBAC Financial and MBIA are two of the biggest U.S. insurers of municipal bonds. In exchange for their premium payments, the insured municipalities receive the benefit of the insurers’ AAA rating, which help them attract safety-conscious investors. However, monoline insurers started covering collateralized debt obligations, which are mortgage-related securities. As the credit crisis and rising mortgage default rates eroded the credit status of mortgagors, ratings companies like Standard & Poor’s and Moody’s Investor Services began cutting ratings of monoline insurers, including AMBAC, MBIA and other similar companies. Even though defaults by municipalities are rare, the credit ratings and market value of many insured municipal bonds declined as safety-oriented investors fled to Treasuries and other top-rated (but taxable) securities.

LONG-MATURITY, INSURED BONDS HURT FUND PERFORMANCE

Not surprisingly, long maturity, insured municipal bonds had the most negative impact on fund performance, as their maturity structure and the controversy surrounding monoline insurers caused investors to look elsewhere. Relative to its national benchmark, the fund was underweight in higher-quality, shorter-term bonds, which provide lower yields but are regarded as safer. Industrial development bonds issued for corporations had the most negative impact on fund performance, as demand for this type of issue declined. The fund’s healthcare bonds issued in Texas were the worst performers, because they were long-term and lower-rated. In general, this fund’s relatively aggressive posture did not work in its favor during the period.

HIGHER EDUCATION AND TWO SHORTER-TERM NEW YORK BONDS WERE POSITIVE

The higher education sector contributed most to the fund’s performance during the six-month period because their higher income and shorter maturity structure appealed to retail investors. Two higher-yielding New York municipal bonds were also positive contributors over the period, as their shorter maturity structure and short supply combined to stimulate demand. Although the fund was underweight in shorter maturity bonds relative to the index, those held in the fund provided price support in a volatile market environment.

LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Returns — March 31, 20086

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value[1]	-2.34%	-2.77%	3.01%	3.50%
With Maximum Sales Charge[2]	-6.79	-7.10	2.05	3.03

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-2.70	-3.48	2.24	2.71
With CDSC[3]	-7.46	-8.13	1.89	2.71

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Municipal Bond Index	0.75%	1.90%	3.92%	4.99%
Morningstar Muni National Long Fund Avg.	-1.08	-0.87	3.13	3.91

Yields as of March 31, 2008

	CLASS A	CLASS B
SEC 30-Day Yield[4]	3.91%	3.33%
Taxable Equivalent Yield[5]	6.04	5.16

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	26.2	31.2
Aa	21.6	18.3
A	28.8	22.5
Baa	10.1	12.9
Ba	4.0	3.7
Not Rated*	5.4	10.2
Short-term and other	3.9	1.2

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	3.9		0.2
1-5 years	18.9		12.1
5-10 years	31.1		58.4
10+ years	46.1		29.3
Average Effective Maturity	12.7	years	10.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.03%	0.90%
B	1.78	1.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.

[4]	SEC Yield is based on the fund’s net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
[5]

Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

[6]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Risk aversion has characterized investors for the past several months, as the credit crisis in the United States intensified and the economy slowed. Investors sought greater safety by moving out of corporate issues and into Treasury securities, while the weakening U.S. dollar boosted bonds denominated in stronger foreign currencies. In an effort to stabilize the markets, the Federal Reserve Board cut the federal funds rate twice in the past six months and opened its lending facility to brokerage firms.

For the six months ended March 31, 2008, Loomis Sayles Strategic Income Fund’s total return was -1.34%, based on the net asset value of Class A shares and $0.52 in reinvested dividends. The fund’s results trailed those of its benchmark, the Lehman Aggregate Bond Index, which returned 5.23% for the period. Its results also lagged Morningstar’s Multisector Bond category, which had an average return of 0.20%. The fund’s 30-day SEC yield on March 31, 2008 was 6.47%.

TREASURIES, BETTER-GRADE CORPORATES AND NON-DOLLAR HOLDINGS WERE POSITIVE

As concerns mounted that the slowing economy would increase default risks for some issuers, demand for higher-quality bonds grew. Heavy demand enhanced returns in the Treasury markets, but led to falling prices for corporate issues in most rating categories. Investors in lower-rated market tiers continued to demand wider spreads (extra yield) over Treasuries, extending the decline in high-yield issues that began last year.

We increased the fund’s emphasis on Treasuries and higher-grade corporate bonds during the period, and this defensive positioning helped. However, this was not sufficient to overcome declines among the fund’s lower-quality holdings. The financial sector was especially hard hit, although the price recovery in Bear Stearns securities that followed its takeover by JP Morgan Chase had a positive effect on this sector, and rising energy prices powered positive results among energy providers.

Despite weakness in municipal bonds and selected real estate investment trusts (REITs), our security selection in these areas provided some price support. Overseas, bonds denominated in Singapore’s dollar and Malaysia’s ringgit added to the fund’s returns as the U.S. dollar slid further. Record commodity prices keyed the strong performance of bonds denominated in the Mexican peso and the Australian dollar. However, the fund’s commitment to Canadian securities, which was large relative to the benchmark, detracted from performance as Canada’s close ties to the sagging U.S. economy had a negative impact on its currency.

A RANGE OF CORPORATE ISSUES HELD BACK PERFORMANCE

High-yield issues, especially those rated BB and B, were important detractors from the fund’s performance during the period. Our sizeable stake among lower-rated industrial holdings hurt results, as economic uncertainty meant diminishing order flow for many manufacturers. Even some better-rated industrial issues suffered, as turmoil in the credit markets undercut investment-grade financial issuers. Communications companies were weighed down by concerns over reduced access to capital. Consumer cyclicals – companies whose profits tend to track economic cycles – fell victim to wavering consumer confidence and rising energy prices, which also dampened consumer spending. In addition, the portfolio was underweight in AAA-rated issues relative to its benchmark, which detracted from performance comparisons.

DESPITE SLOWING ECONOMY, MANAGERS SEE AREAS OF STRENGTH

Although overall economic expectations remain spotty, we see enough areas of strength to doubt that a recession is inevitable. We also believe there could be some recovery by year-end. We believe the Federal Reserve Board may cut interest rates once more, and a lower cost of capital could stimulate corporate spending. Persistent dollar weakness brightens the outlook for U.S. exports, and the upcoming federal rebate program could rekindle consumer spending. Although housing remains in a slump, non-residential construction is strong. Selected U.S. high-yield bonds appear to offer compelling value, but there are many good reasons for caution.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value[1]	-1.34%	3.40%	11.74%	8.44%	—
With Maximum Sales Charge[2]	-5.80	-1.24	10.71	7.94	—

CLASS B (Inception 5/1/95)
Net Asset Value[1]	-1.71	2.61	10.89	7.62	—
With CDSC[3]	-6.47	-2.25	10.63	7.62	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	-1.63	2.62	10.91	7.63	—
With CDSC[3]	-2.59	1.65	10.91	7.63	—

CLASS Y (Inception 12/1/99)
Net Asset Value[1]	-1.15	3.67	12.04	—	10.34%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[5]
Lehman Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%	6.46%
Lehman U.S. Universal Bond Index	4.37	6.57	4.96	6.06	6.60
Morningstar Multisector Bond Fund Avg.	0.20	2.09	7.29	5.35	6.59

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	21.9	32.6
Aa	4.4	2.7
A	11.0	6.5
Baa	26.1	22.7
Ba	8.9	9.9
B	10.8	9.5
Caa	7.7	5.6
Not Rated*	5.8	7.4
Short-term and other	3.4	3.1

Credit quality is based on ratings from Moody’s Investor Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	11.7		10.9
1-5 years	17.4		17.6
5-10 years	26.1		19.4
10+ years	44.8		52.1
Average Effective Maturity	14.3	years	15.6	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.01%	1.01%
B	1.77	1.77
C	1.75	1.75
Y	0.74	0.74

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Lehman Global Aggregate Bond ex-USD Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.

Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2007 through March 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$1,035.80	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90
CLASS B
Actual	$1,000.00	$1,033.40	$8.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS C
Actual	$1,000.00	$1,032.00	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62
CLASS Y
Actual	$1,000.00	$1,036.90	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) :0.97%, 1.73%, 1.71% and 0.72% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$974.60	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
CLASS B
Actual	$1,000.00	$970.90	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS C
Actual	$1,000.00	$971.00	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS Y1
Actual	$1,000.00	$994.10	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,003.47	$0.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, or from commencement of operations for Class Y, divided by 366 (to reflect the half-year period).
[1]	Class Y commenced operations on February 29, 2008.

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 2/1/2008	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 2/1/2008 – 3/31/08[1]
CLASS A
Actual	$1,000.00	$1,048.20	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,006.29	$1.78
CLASS C
Actual	$1,000.00	$1,047.40	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,005.08	$2.99
CLASS Y
Actual	$1,000.00	$1,048.40	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,006.69	$1.37

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and .85% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period multiplied by the number of days from commencement of operations, divided by 366 (to reflect the period the fund was in operation).
[1]	Fund commenced operations on February 1, 2008.

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$1,037.50	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$1,033.70	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47
CLASS C
Actual	$1,000.00	$1,033.60	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47
CLASS Y
Actual	$1,000.00	$1,038.70	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93%, 1.68%, 1.68% and 0.68% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$996.30	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$992.50	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93% and 1.68% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MUNICIPAL INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$976.60	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$973.00	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93% and 1.68% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$986.60	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
CLASS B
Actual	$1,000.00	$982.90	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS C
Actual	$1,000.00	$983.70	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS Y
Actual	$1,000.00	$988.50	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.98%, 1.73%, 1.73% and 0.73% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. The Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to Loomis, Sayles & Company, L.P., adviser to each of the Funds (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

At the June 2007 Board meeting, the Board of Trustees, including the Independent Trustees, authorized the extension of the Advisory Agreement for the Loomis Sayles Strategic Income Fund (the “Loomis Sayles Strategic Income Fund Agreement”) through November 30, 2007. At the meeting held in November 2007, the Board of Trustees approved the continuation of the Loomis Sayles Strategic Income Fund Agreement through June 30, 2008. In considering whether to approve the continuation of the Loomis Sayles Strategic Income Fund Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. In considering the continuation of the Loomis Sayles Strategic Income Fund Agreement in November 2007, the Trustees considered the information that had been provided to them in the spring in connection with their regularly scheduled consideration of the Agreements, updates to that information, and their discussions at such meetings. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Loomis Sayles Strategic Income Fund Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees also recalled that at the June 2007 Board meeting, they discussed the following factors pertaining to the Fund: (1) the additional efforts required to manage the Fund’s portfolio in periods of rapid growth (including the need to

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

identify additional portfolio securities for investment as the Fund’s assets grow), (2) the additional personnel and other resources required to manage the portfolio in such circumstances, (3) the possible effects of such cash inflows on the Fund’s ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows and asset growth (including lower expense ratios).

The Trustees also considered the administrative services provided by Natixis Advisors (an affiliate of the Adviser) and its affiliates to the Fund.

The Trustees also considered the benefits to Fund shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from its relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees noted that the Fund has an expense cap in place, and they considered the amount waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and that the Adviser had implemented an expense cap for the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Fund was subject to an expense cap. The Trustees noted that in connection with the

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

June 2007 meeting, they had received a report and presentation from management on the effect of recent growth in net assets of the Fund and the benefits of economies of scale realized and expected to be realized by the Fund (including decreases in the Fund’s expense ratio resulting from increases in assets). The Trustees also noted that at the June 2007 meeting, they approved the continuation of the Loomis Sayles Strategic Income Fund Agreement for the Fund for five months rather than a full year to allow further review of the growth of the Fund’s net assets and the effects of such growth on the Fund and the Adviser, and considered updated information on such growth. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Loomis Sayles Strategic Income Fund Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention. of affiliated advisers and other service providers, including the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Loomis Sayles Strategic Income Fund Agreement should be continued through June 30, 2008.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.5% of Net Assets
	Asset-Backed Securities — 3.4%
$261,268	AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A-3, 4.470%, 5/06/2010	$261,405
294,100	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	281,890
1,095,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	870,509
3,315,000	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034	2,545,935
1,345,340	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	1,283,323
402,976	WFS Financial Owner Trust, Series 2004-4, Class A4, 3.440%, 5/17/2012	402,618

		5,645,680

	Automotive — 0.8%
955,000	Ford Motor Co., 7.450%, 7/16/2031(c)	630,300
810,000	Ford Motor Credit Co., 8.000%, 12/15/2016	634,072

		1,264,372

	Banking — 0.5%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	762,351

	Brokerage — 1.9%
625,000	Goldman Sachs Group, Inc., 5.300%, 2/14/2012(c)	633,135
1,040,000	Goldman Sachs Group, Inc., 6.150%, 4/01/2018	1,038,457
810,000	Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	787,616
800,000	Morgan Stanley, 4.000%, 1/15/2010(c)	790,420

		3,249,628

	Building Materials — 0.7%
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	589,324
795,000	USG Corp., 6.300%, 11/15/2016	628,050

		1,217,374

	Construction Machinery — 1.0%
1,645,000	Caterpillar Financial Service Corp., 5.450%, 4/15/2018	1,673,478

	Data Processing & Management — 0.7%
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,216,007

	Diversified Financial Services — 4.0%
22,000	CIT Group, Inc., 5.400%, 1/30/2016	17,409
138,000	CIT Group, Inc., 5.650%, 2/13/2017	107,012
440,000	CIT Group, Inc., Series A, MTN, 6.000%, 4/01/2036	334,400
890,000	Citigroup Inc, 6.875%, 3/05/2038	889,371

Principal Amount (‡)	Description	Value (†)

	Diversified Financial Services — continued
$3,135,000	General Electric Capital Corp., 5.625%, 9/15/2017	$3,207,917
825,000	JPMorgan Chase & Co, 6.000%, 1/15/2018	860,327
1,230,000	Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	1,210,146

		6,626,582

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,115,408

	Electric — 2.7%
290,000	AES Corp., 7.750%, 10/15/2015(c)	292,175
570,000	AES Corp., 8.000%, 10/15/2017	577,125
635,000	Duke Energy Corp., Senior Note, 4.200%, 10/01/2008	637,232
950,000	Enersis SA, Chile, 7.375%, 1/15/2014(c)	1,047,974
1,325,000	Ipalco Enterprises, Inc., Senior Secured Note, 8.375%, 11/14/2008	1,341,563
590,000	Southern California Edison Co., 7.625%, 1/15/2010	627,288

		4,523,357

	Food — 0.8%
410,000	Dean Foods Co., 7.000%, 6/01/2016(c)	358,750
925,000	Kraft Foods, Inc., 6.875%, 2/01/2038	910,288

		1,269,038

	Government Guaranteed — 5.6%
138,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	1,419,879
472,000,000	Kreditanstalt fuer Wiederaufbau, Series EMTN, 2.050%, 9/21/2009(c) (JPY)	4,819,623
303,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	3,100,102

		9,339,604

	Government Owned — No Guarantee — 0.7%
1,098,000	Pemex Project Funding Master Trust, 7.875%, 2/01/2009	1,137,178

	Healthcare — 1.0%
575,000	HCA, Inc., 7.500%, 12/15/2023	451,488
485,000	Hospira, Inc., 6.050%, 3/30/2017	480,697
670,000	Medco Health Solutions, 7.250%, 8/15/2013	752,861

		1,685,046

	Hybrid ARMs — 0.5%
873,314	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.929%, 1/25/2037(b)	882,686

	Independent Energy — 0.9%
65,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	66,193

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$290,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	$279,850
385,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	373,450
830,000	Teppco Partners L P, 7.550%, 4/15/2038	836,832

		1,556,325

	Media Cable — 2.5%
1,470,000	Comcast Corp., 6.950%, 8/15/2037	1,472,947
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	786,541
1,085,000	CSC Holdings, Inc., Senior Note, Series B, 7.625%, 4/01/2011	1,072,794
873,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	824,095

		4,156,377

	Metals & Mining — 0.9%
890,000	Steel Dynamics, Inc., 144A, 7.375%, 11/01/2012	898,900
710,000	United States Steel Corp., 6.650%, 6/01/2037	600,165

		1,499,065

	Mortgage Backed Securities — 4.8%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	789,329
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	840,694
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,283,459
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,239,066
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	703,231
1,500,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,455,656
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,659,161

		7,970,596

	Mortgage Related — 35.1%
1,951,303	FHLMC, 4.000%, 7/01/2019	1,910,401
2,194,925	FHLMC, 4.500%, 12/01/2034	2,117,930
5,164,078	FHLMC, 5.000%, with various maturities from 2018 to 2035(d)	5,132,686
7,349,471	FHLMC, 5.500%, with various maturities from 2018 to 2037(d)(e)	7,449,669
1,779,956	FHLMC, 5.947%, 11/01/2036	1,813,662
193,335	FHLMC, 6.000%, 6/01/2035	199,340

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$782,459	FNMA, 4.000%, 6/01/2019	$766,108
5,368,148	FNMA, 4.500%, with various maturities from 2019 to 2035(d)(e)	5,289,820
3,747,488	FNMA, 5.500%, with various maturities from 2018 to 2034(d)	3,808,847
4,574,788	FNMA, 6.000%, with various maturities from 2016 to 2036(d)	4,700,852
1,428,415	FNMA, 6.048%, 2/01/2037(b)	1,457,687
3,822,645	FNMA, 6.500%, with various maturities from 2029 to 2037(d)	3,966,174
250,173	FNMA, 7.000%, with various maturities in 2030(d)	266,348
225,061	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	242,987
3,440,000	GNMA, TBA, 5.000%, 3/01/2034	3,438,927
2,595,868	GNMA, 5.500%, with various maturities from 2034 to 2038(d)	2,649,393
3,275,000	GNMA, TBA, 5.500%, 8/01/2034	3,338,453
6,380,902	GNMA, 6.000%, with various maturities from 2029 to 2037(d)	6,596,303
726,586	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	759,053
409,442	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	438,500
131,757	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	142,174
88,516	GNMA, 8.000%, 11/15/2029	97,107
122,950	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	135,468
21,699	GNMA, 9.000%, with various maturities in 2016(d)	23,689
45,565	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	54,139
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,788,885

		58,584,602

	Non Captive Consumer — 0.4%
245,000	SLM Corp., (MTN), 5.050%, 11/14/2014	178,183
420,000	SLM Corp., (MTN), 5.625%, 8/01/2033	290,850
215,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	161,831
120,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	85,800
35,000	SLM Corp., Series A, (MTN), 5.375%, 5/15/2014	26,266

		742,930

	Non-Captive Diversified — 1.1%
1,520,000	GMAC LLC, 6.625%, 5/15/2012	1,149,853
930,000	GMAC LLC, 8.000%, 11/01/2031(c)	666,523

		1,816,376

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.5%
$190,000	Nabors Industries, Inc., 144A, 6.150%, 2/15/2018	$194,500
750,000	Weatherford International, Ltd., 6.500%, 8/01/2036	714,579

		909,079

	Paper — 1.2%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025(c)	468,950
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	634,200
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024(c)	646,800
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	324,850

		2,074,800

	Pharmaceuticals — 0.6%
1,095,000	Valeant Pharmaceuticals International, Senior Note, 7.000%, 12/15/2011	1,042,987

	Pipelines — 0.7%
1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	1,194,326

	Property & Casualty Insurance — 0.3%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	474,024

	Real Estate Investment Trusts — 1.0%
195,000	Colonial Realty, LP, Senior Note, 4.750%, 2/01/2010	192,019
640,000	Colonial Realty, LP, Senior Note, 5.500%, 10/01/2015	522,355
1,250,000	iStar Financial, Inc., Senior Note, 6.000%, 12/15/2010	975,000

		1,689,374

	Sovereigns — 1.8%
296,000,000	Canadian Government, 1.900%, 3/23/2009(c) (JPY)	2,999,756

	Supermarkets — 0.8%
1,245,000	Kroger Co., 6.900%, 4/15/2038	1,263,961

	Supranational — 0.9%
140,000,000	Inter-American Development Bank, 1.900%, 7/08/2009 (JPY)	1,423,806

	Technology — 3.4%
745,000	Corning, Inc., 7.250%, 8/15/2036	803,630
540,000	Equifax, Inc., 7.000%, 7/01/2037	482,257
1,660,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(c)	1,120,500
70,000	Motorola, Inc., 6.500%, 11/15/2028(c)	54,614
85,000	Motorola, Inc., 6.625%, 11/15/2037	65,742
295,000	Nortel Networks Corp., 6.875%, 9/01/2023	181,425

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$920,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	$575,000
1,715,000	Pitney Bowes, Inc., 5.250%, 1/15/2037	1,697,360
683,000	Xerox Corp., 6.400%, 3/15/2016	706,583

		5,687,111

	Tobacco — 0.7%
1,185,000	Reynolds American, Inc., 7.250%, 6/15/2037	1,173,039

	Treasuries — 10.3%
4,570,000	U.S Treasury Bond, 4.375%, 2/15/2038(c)	4,624,269
3,106,000	U.S. Treasury Bond, 4.500%, 2/15/2036(c)	3,208,644
1,790,000	U.S. Treasury Bond, 4.750%, 2/15/2037(c)	1,925,229
1,090,000	U.S. Treasury Bond, 5.000%, 5/15/2037(c)	1,219,352
715,000	U.S. Treasury Bond, 5.375%, 2/15/2031(c)	826,942
5,270,000	U.S Treasury Note, 3.500%, 2/15/2018(c)	5,300,466

		17,104,902

	Wireless — 2.8%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	7,700
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	3,700
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,293,894
520,000	Sprint Capital Corp., 6.125%, 11/15/2008	516,100
1,990,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,482,550
15,000	Sprint Capital Corp., 6.900%, 5/01/2019(c)	11,812
1,420,000	True Move Co., Ltd., 144A, 10.750%, 12/16/2013	1,334,800

		4,650,556

	Wirelines — 2.8%
935,000	Citizens Communications Co., 7.875%, 1/15/2027	801,763
1,785,000	Embarq Corp., 7.995%, 6/01/2036	1,630,164
210,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	170,100
850,000	Qwest Corp., 7.250%, 9/15/2025	739,500
255,000	Qwest Corp., 7.250%, 10/15/2035	210,375
1,190,000	Qwest Corp., 7.500%, 6/15/2023	1,038,275

		4,590,177

	Total Bonds and Notes (Identified Cost $165,529,261)	164,211,958

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares/ Principal Amount (‡)	Description	Value (†)

	Short-Term Investments — 17.4%
24,906,801	State Street Navigator Securities Lending Prime Portfolio(f)	$24,906,801
$4,183,283	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $4,183,428 on 4/1/08, collateralized by $4,255,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/10 valued at $4,270,956, including accrued interest (Note 2g of Notes to Financial Statements)	4,183,283

	Total Short-Term Investments (Identified Cost $29,090,084)	29,090,084

	Total Investments — 115.9% (Identified Cost $194,619,345)(a)	193,302,042
	Other assets less liabilities — (15.9)%	(26,526,165)

	Net Assets — 100%	$166,775,877

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $194,970,476 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,838,393
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,506,827)

	Net unrealized depreciation	$(1,668,434)

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at March 31, 2008.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio of investments.
(e)	All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
(f)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,916,420 or 2.9% of net assets.

ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

JPY	Japanese Yen

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Mortgage Related	35.1%
Treasuries	10.3
Government Guaranteed	5.6
Mortgage Backed Securities	4.8
Diversified Financial Services	4.0
Asset-Backed Securities	3.4
Technology	3.4
Wireless	2.8
Wirelines	2.8
Electric	2.7
Media Cable	2.5
Other, less than 2% each	21.1

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 87.3% of Net Assets
	Airlines — 0.2%
$62,381	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 1/02/2017	$56,143
27,077	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 8/02/2009	25,452

		81,595

	Automotive — 3.2%
420,000	Ford Motor Co., 6.375%, 2/01/2029	252,000
65,000	Ford Motor Co., 6.625%, 2/15/2028	39,650
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	744,200
210,000	Ford Motor Co., 7.450%, 7/16/2031	138,600
40,000	Ford Motor Co., 7.500%, 8/01/2026	25,600
10,000	General Motors Corp., 8.250%, 7/15/2023	7,000
10,000	General Motors Corp., 8.375%, 7/15/2033(b)	7,050
130,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	105,950

		1,320,050

	Banking — 3.4%
250,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010 (KRW)	262,887
400,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011 (KRW)	430,353
500,000	HSBC Bank USA, 144A, 3.310%, 8/25/2010	603,600
1,436,358,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011 (IDR)	114,986

		1,411,826

	Brokerage — 0.5%
5,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018(b)	4,268
5,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	4,694
15,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	14,811
120,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	124,007
55,000	Bear Stearns Cos., Inc. (The), Series MTN, 3.190%, 5/18/2010(c)	51,151

		198,931

	Building Materials — 0.4%
185,000	USG Corp., 6.300%, 11/15/2016	146,150

	Chemicals — 2.5%
450,000	Borden, Inc., 7.875%, 2/15/2023	279,000
550,000	Borden, Inc., 9.200%, 3/15/2021	368,500
130,000	Georgia Gulf Corp., 10.750%, 10/15/2016(b)	85,150

Principal Amount (‡)	Description	Value (†)

	Chemicals — continued
$380,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	$304,000

		1,036,650

	Construction Machinery — 1.0%
500,000	United Rentals North America, Inc., 7.000%, 2/15/2014	392,500

	Electric — 4.1%
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	337,500
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	152,550
165,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	154,275
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	120,050
205,000	NRG Energy, Inc., 7.375%, 1/15/2017	199,362
75,000	TXU Corp., 5.550%, 11/15/2014	58,563
590,000	TXU Corp., Series Q, 6.500%, 11/15/2024	418,946
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	261,212

		1,702,458

	Financial Services — 0.2%
135,000	Residential Capital LLC, 8.500%, 4/17/2013	65,475

	Food & Beverage — 1.6%
200,000	Aramark Services, Inc., 5.000%, 6/01/2012	174,000
315,000	Dean Foods Co., 7.000%, 6/01/2016(b)	275,625
230,000	Dole Food Co., Inc., 8.625%, 5/01/2009	200,100

		649,725

	Gaming — 0.8%
45,000	Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	25,200
365,000	Harrah’s Operating Co., Inc., 144A, 10.750%, 2/01/2016	307,513

		332,713

	Government Guaranteed — 2.3%
28,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	288,091
1,205,000	Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 8.500%, 7/16/2010 (ZAR)	140,857
51,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	521,800

		950,748

	Government Sponsored — 0.4%
160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)	169,744

	Healthcare — 4.2%
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,588

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$105,000	Boston Scientific Corp., 6.400%, 6/15/2016	$97,913
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	82,650
220,000	Community Health Systems, Inc., 8.875%, 7/15/2015	220,825
25,000	HCA, Inc., 6.375%, 1/15/2015	21,156
205,000	HCA, Inc., 6.500%, 2/15/2016(b)	172,712
15,000	HCA, Inc., 7.050%, 12/01/2027	10,938
220,000	HCA, Inc., 7.500%, 12/15/2023	172,743
700,000	HCA, Inc., 7.500%, 11/06/2033	540,750
315,000	HCA, Inc., 7.580%, 9/15/2025	246,564
35,000	HCA, Inc., 7.690%, 6/15/2025	27,739
40,000	HCA, Inc., 7.750%, 7/15/2036	30,715
40,000	HCA, Inc., 8.360%, 4/15/2024	33,203
40,000	Invitrogen Corp., 1.500%, 2/15/2024	40,600
60,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	42,000

		1,745,096

	Home Construction — 4.5%
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	406,925
385,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(b)	257,950
365,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016	246,375
30,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014(b)	20,250
100,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	86,500
590,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	528,050
5,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	3,700
5,000	Lennar Corp. Series B, 5.125%, 10/01/2010	4,350
155,000	Pulte Homes, Inc., 6.000%, 2/15/2035	119,350
230,000	Pulte Homes, Inc., 6.375%, 5/15/2033	179,400

		1,852,850

	Independent Energy — 3.1%
625,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	603,125
175,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	169,750
10,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	9,375

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$170,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	$161,073
385,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	334,658

		1,277,981

	Industrial Other — 0.3%
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	112,000

	Media Non-Cable — 1.4%
25,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	16,750
50,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	33,000
175,000	Intelsat Corp., 6.875%, 1/15/2028	138,250
75,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	45,750
15,000	R.H. Donnelley Corp., 8.875%, 1/15/2016(b)	9,487
155,000	R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017(b)	96,875
15,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	9,150
540,000	Tribune Co., 5.250%, 8/15/2015(b)	207,900

		557,162

	Metals & Mining — 2.7%
740,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	640,100
285,000	Steel Dynamics, Inc., 144A, 7.375%, 11/01/2012	287,850
195,000	Vale Overseas, Ltd., 6.875%, 11/21/2036	190,264

		1,118,214

	Non-Captive Consumer — 2.0%
70,000	Countrywide Financial Corp., Convertible, 0.758%, 4/15/2037(b)(c)	61,950
60,000	Countrywide Financial Corp., Convertible, 0.815%, 5/15/2037(c)	51,300
35,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	31,215
90,000	SLM Corp., Series A, (MTN), 4.000%, 1/15/2010	75,640
60,000	SLM Corp., (MTN), 5.050%, 11/14/2014	43,637
5,000	SLM Corp., (MTN), 5.625%, 8/01/2033	3,462
20,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	15,054
10,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	7,150
735,000	SLM Corp., Series A, (MTN), 6.500%, 6/15/2010 (NZD)	504,463

		793,871

	Non-Captive Diversified — 4.4%
1,300,000	General Electric Capital Corp., Series A, (MTN), 2.960%, 5/18/2012 (SGD)	946,870

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$430,000	GMAC LLC, 6.000%, 12/15/2011	$321,422
330,000	GMAC LLC, 6.625%, 5/15/2012	249,639
385,000	GMAC LLC, (MTN), 6.750%, 12/01/2014	272,465
20,000	GMAC LLC, 8.000%, 11/01/2031	14,334

		1,804,730

	Packaging — 0.3%
135,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	133,650

	Paper — 3.7%
485,000	Bowater, Inc., 6.500%, 6/15/2013	320,100
75,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	61,125
155,000	Georgia-Pacific Corp., 7.375%, 12/01/2025(b)	128,650
375,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	315,000
270,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	237,600
530,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	471,700

		1,534,175

	Pharmaceuticals — 6.5%
110,000	Elan Finance PLC, 8.875%, 12/01/2013	103,400
755,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	702,150
127,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	63,500
215,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	155,875
245,000	Incyte Corp., Convertible, 3.500%, 2/15/2011	260,619
96,000	Nektar Therapeutics, 3.250%, 9/28/2012	74,160
345,000	Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible, 5.500%, 10/17/2008	343,706
190,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 3.000%, 8/16/2010	172,900
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	419,781
305,000	Vertex Pharmaceuticals, Inc., Convertible, 4.750%, 2/15/2013(b)	363,713

		2,659,804

	Pipelines — 0.9%
415,000	El Paso Corp., 6.950%, 6/01/2028	388,024

	Retailers — 3.5%
500,000	Blockbuster, Inc., 9.000%, 9/01/2012(b)	407,500

Principal Amount (‡)		Description	Value (†)

		Retailers — continued
$250,000		Dillard’s, Inc., 6.625%, 1/15/2018(b)	$187,500
105,000		Dillard’s, Inc., 7.130%, 8/01/2018	81,375
30,000		Macys Retail Holdings, Inc., 6.790%, 7/15/2027	24,611
1,070,000		Toys R Us, Inc., 7.375%, 10/15/2018	740,975
20,000		Toys R Us, Inc., 7.875%, 4/15/2013(b)	15,000

			1,456,961

		Sovereigns — 5.5%
44,200	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	432,375
148,500	(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012 (MXN)	1,484,756
1,050,000		Republic of South Africa, 13.000%, 8/31/2011 (ZAR)	138,322
3,993,436		Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	196,755

			2,252,208

		Supermarkets — 2.9%
190,000		Albertson’s, Inc., 7.750%, 6/15/2026	179,172
750,000		Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029	690,605
130,000		Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	123,924
245,000		Albertson’s, Inc., Series C, (MTN), 6.625%, 6/01/2028	208,429

			1,202,130

		Supranational — 2.7%
700,000		Eurofima, Series EMTN, 10.000%, 11/03/2008 (ISK)	9,168
1,900,000		Inter-American Development Bank, Series EMTN, Zero Coupon, 5/11/2009 (BRL)	913,889
13,400,000		Inter-American Development Bank, 13.000%, 6/20/2008 (ISK)	176,007
800,000		Nordic Investment Bank, Series EMTN, 11.250%, 4/16/2009 (ISK)	10,518

			1,109,582

		Technology — 5.4%
75,000		Amkor Technology, Inc., 7.750%, 5/15/2013	68,438
325,000		Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	219,375
345,000		JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	272,981
215,000		Kulicke & Soffa Industries, Inc., Convertible, 0.500%, 11/30/2008	201,025
35,000		Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	27,650
910,000		Lucent Technologies, Inc., 6.450%, 3/15/2029	650,650
243,000		Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(d)	228,420
200,000		Nortel Networks Corp., 144A, Convertible, 2.125%, 4/15/2014	124,250

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$530,000	Nortel Networks Corp., 6.875%, 9/01/2023	$325,950
40,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	25,000
85,000	Unisys Corp., Senior Note, 8.000%, 10/15/2012	73,100

		2,216,839

	Telecommunications — 1.0%
205,000	Fairpoint Communications, Inc., 144A, 13.125%, 4/01/2018	196,800
30,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	23,100
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	3,700
230,000	NII Holdings, Inc., 3.125%, 6/15/2012(b)	182,563

		406,163

	Textile — 0.3%
210,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	142,800

	Transportation Services — 1.2%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(d)	223,437
300,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	261,750

		485,187

	Wireless — 1.2%
160,000	ALLTEL Corp., 7.875%, 7/01/2032	105,600
193,000	Sprint Capital Corp., 6.875%, 11/15/2028	143,786
70,000	Sprint Capital Corp., 6.900%, 5/01/2019	55,125
200,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	176,000

		480,511

	Wirelines — 9.0%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	181,788
5,000	Bell Canada, 144A, 6.550%, 5/01/2029 (CAD)	3,681
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	52,000
50,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)	46,875
95,000	Citizens Communications Co., 7.000%, 11/01/2025	68,875
410,000	Embarq Corp., 7.995%, 6/01/2036	374,435
435,000	Level 3 Communications, Inc., Convertible, 2.875%, 7/15/2010	303,956
350,000	Level 3 Communications, Inc., Convertible, 6.000%, 9/15/2009	310,625
320,000	Level 3 Communications, Inc., Convertible, 6.000%, 3/15/2010(b)	258,400
145,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	110,200

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$125,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	$102,188
1,890,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	1,587,600
375,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	294,375

		3,694,998

	Total Bonds and Notes (Identified Cost $37,827,599)	35,883,501

Shares
Common Stocks — 2.3%
	Biotechnology — 0.5%
8,147	Vertex Pharmaceuticals, Inc.(b)(e)	194,632

	Chemicals — 0.5%
11,695	Hercules, Inc.(b)	213,902

	Household Durables — 0.1%
1,775	KB Home(b)	43,896

	Pharmaceuticals — 0.8%
6,875	Merck & Co., Inc.(b)	260,906
1,717	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)	79,308

		340,214

	Thrifts & Mortgage Finance — 0.4%
5,500	Federal Home Loan Mortgage Corp.(b)	139,260

	Total Common Stocks (Identified Cost $838,628)	931,904

Preferred Stocks — 2.0%
	Electric Utilities — 0.7%
6,475	AES Trust III, Convertible, 6.750%	301,087

	Machinery — 0.1%
650	United Rentals Trust I, Convertible, 6.500%	19,541

	Oil, Gas & Consumable Fuels — 0.8%
9,500	El Paso Energy Capital Trust I, Convertible, 4.750%	345,800

	Technology — 0.4%
249	Lucent Technologies Capital Trust I, Convertible, 7.750%	174,300

	Total Preferred Stocks (Identified Cost $856,761)	840,728

Closed-End Investment Companies — 0.1%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	36,815
2,175	Western Asset High Income Opportunity Fund, Inc.	12,311

	Total Closed-End Investment Companies (Identified Cost $45,443)	49,126

Shares/ Principal Amount (‡)
Short-Term Investments — 16.3%
3,750,635	State Street Navigator Securities Lending Prime Portfolio(f)	3,750,635
$2,936,065	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $2,936,167 on 4/01/2008, collateralized by $2,985,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/2010 valued at $2,996,194, including accrued interest (Note 2g of Notes to Financial Statements)	2,936,065

	Total Short-Term Investments (Identified Cost $6,686,700)	6,686,700

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Value (†)
	Total Investments — 108.0% (Identified Cost $46,255,131)(a)	$44,391,959
	Other assets less liabilities —(8.0)%	(3,280,212)

	Net Assets — 100%	$41,111,747

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $46,269,359 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,823,024
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,700,424)

	Net unrealized depreciation	$(1,877,400)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	Illiquid security. At March 31, 2008, the value of these securities amounted to $451,857 or 1.1% of net assets.
(e)	Non-income producing security.
(f)	Represents investment of securities lending collateral.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
MTN	Medium Term Note
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,366,270 or 8.2% of net assets.

BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Wirelines	9.0%
Pharmaceuticals	7.3
Technology	5.8
Sovereigns	5.5
Home Construction	4.5
Non-Captive Diversified	4.4
Healthcare	4.2
Electric	4.1
Paper	3.7
Banking	3.4
Automotive	3.2
Independent Energy	3.1
Chemicals	3.0
Supermarkets	2.9
Metals & Mining	2.7
Supranational	2.7
Retailers	2.5
Government Guaranteed	2.3
Non-Captive Consumer	2.0
Other, less than 2% each	15.4

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)		Description	Value (†)

Bonds and Notes — 96.4% of Net Assets
Non-Convertible Bonds — 96.4%
		Austria — 0.9%
105,000		Oesterreichische Kontrollbank AG, 2.750%, 6/14/2011, (CHF)	$105,697

		Belgium — 8.0%
210,000		Kingdom of Belgium, 3.750%, 3/28/2009, (EUR)	331,088
360,000		Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	624,553

			955,641

		Canada — 2.5%
300,000		Canadian Government, 4.250%, 9/01/2009, (CAD)	298,816

		France — 2.9%
20,000		Alcatel-Lucent, Series EMTN, 6.375%, 4/07/2014, (EUR)	25,102
35,000		France Telecom SA, Series EMTN, 3.625%, 10/14/2015, (EUR)	49,782
50,000		France Telecom SA, Series EMTN, 4.750%, 2/21/2017, (EUR)	75,412
40,000		Lafarge SA, Series EMTN, 4.750%, 3/23/2020, (EUR)	52,200
20,000		PPR, Series EMTN, 4.000%, 1/29/2013, (EUR)	28,534
35,000		Veolia Environnement, Series EMTN, 5.125%, 5/24/2022, (EUR)	48,929
50,000		Wendel, 4.875%, 5/26/2016, (EUR)	62,014

			341,973

		Germany — 35.3%
205,000		Hypothekenbank in Essen AG, Series REGS, 3.000%, 9/28/2009, (EUR)	318,400
24,000,000		Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	248,424
275,000		Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	420,312
5,000,000		Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	51,703
260,000		Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	423,877
820,000		Republic of Germany, 3.750%, 1/04/2017, (EUR)	1,278,651
680,000		Republic of Germany, 4.000%, 4/13/2012, (EUR)	1,089,706
265,000		Republic of Germany, 4.000%, 1/04/2037, (EUR)	382,033

			4,213,106

		Japan — 3.9%
26,000,000		Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	266,492
20,800,000		Japan Government, 0.800%, 3/10/2016, (JPY)	204,495

			470,987

		Mexico — 0.8%
10,000	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	97,822

Principal Amount (‡)	Description	Value (†)

	Singapore — 7.6%
390,000	Government of Singapore, 3.625%, 7/01/2011, (SGD)	$305,018
770,000	Government of Singapore, 4.625%, 7/01/2010, (SGD)	604,772

		909,790

	Spain — 3.5%
42,000,000	Instituto de Credito Oficial, Series EMTN, 0.800%, 9/28/2009, (JPY)	421,347

	Supranational — 13.7%
67,600,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	688,093
52,000,000	Inter-American Development Bank, 1.900%, 7/08/2009, (JPY)	528,843
40,000,000	Nordic Investment Bank, 1.700%, 4/27/2017, (JPY)	417,164

		1,634,100

	United Kingdom — 6.4%
50,000	BAT International Finance PLC, Series EMTN, 5.375%, 6/29/2017, (EUR)	73,661
50,000	BP Capital Markets PLC, Series EMTN, 5.750%, 2/26/2010, (GBP)	100,689
50,000	BSKYB Finance UK PLC, Series EMTN, 5.750%, 10/20/2017, (GBP)	91,395
65,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	106,589
50,000	Network Rail MTN Finance PLC, Series EMTN, 4.875%, 3/06/2009, (GBP)	99,381
20,000	United Kingdom Treasury, 4.000%, 3/07/2009, (GBP)	39,674
55,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	107,654
75,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	145,440

		764,483

	United States — 10.9%
25,000	Ahold Finance USA, Inc., Series EMTN, 6.500%, 3/14/2017, (GBP)	47,284
100,000	AT&T, Inc., Series EMTN, 6.125%, 4/02/2015, (EUR)	158,767
97,930,000	Barclays Financial LLC, 144A, 5.780%, 3/23/2009, (KRW)	101,515
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	69,635
50,000	Cargill, Inc., Series EMTN, 5.375%, 3/02/2037, (GBP)	81,060
50,000	Cit Group, Inc., Series EMTN, 3.800%, 11/14/2012, (EUR)	47,916
50,000	Cit Group, Inc., Series GMTN, 4.250%, 9/22/2011, (EUR)	50,620
35,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)	43,652
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	92,997
100,000	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	69,500
400,000	HSBC Bank USA, Series MYR, 144A, Zero Coupon, 5/17/2012, (MYR)	122,545

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$91,600,000	JPMorgan Chase & Co., 144A, Zero Coupon, 11/01/2012	$73,171
336,500	JPMorgan Chase & Co., Series EMTN, 144A, Zero Coupon, 11/01/2012, (MYR)	92,497
25,000	Lehman Brothers Holdings, Inc., Series EMTN, 5.000%, 1/26/2010, (GBP)	46,106
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	45,538
50,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	75,471
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	76,834

		1,295,108

	Total Bonds and Notes (Identified Cost $11,083,491)	11,508,870

Short-Term Investments — 2.9%
349,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $349,012 on 4/1/2008, collateralized by $345,000 Federal National Mortgage Association, 5.400% due 12/14/2022 valued at $360,094 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $349,000)	349,000

	Total Investments — 99.3% (Identified Cost $11,432,491)(a)	11,857,870
	Other assets less liabilities — 0.7%	83,297

	Net Assets — 100%	$11,941,167

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes.)

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $11,439,820 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$467,908
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(49,858)

	Net unrealized appreciation	$418,050

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $459,228 or 3.8% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Sovereigns	46.1%
Supranational Bank	13.7
Special Purpose Banks	10.5
Mortgage Banks	6.2
Finance-Investment Banker/Broker	2.9
Telephone-Integrated	2.4
Sovereign Agency	2.2
Other, less than 2% each	12.4

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Bonds and Notes — 83.4% of Net Assets
	Agency — 3.4%
$4,200,000	Federal Home Loan Bank, 3.625%, 11/14/2008	$4,233,562

	Asset-Backed Securities — 5.7%
905,000	Americredit Automobiles Receivables Trust, Series 2007-DF, Class A2A, 5.660%, 1/06/2011	904,059
615,000	Americredit Prime Automobile, Series 2007-2M, Class A2B, 3.438%, 11/08/2010(b)	611,676
1,155,000	CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010	1,163,566
1,035,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	822,810
2,026,244	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	1,976,454
238,489	Residential Funding Mortgage Securities II, Series 2004-HI3, Class A4, 4.630%, 1/25/2020	226,468
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	553,829
853,476	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	850,213

		7,109,075

	Automotive — 1.0%
1,200,000	USAA Auto Owner Trust, 4.270%, 10/15/2010	1,207,622

	Collateralized Mortgage Obligation — 0.2%
178,000	Federal Home Loan Mortgage Corporation, Series 3145, Class KA, 5.000%, 8/15/2024	181,221

	Credit Card Asset Backed Securities — 1.6%
2,000,000	Citibank Credit Card Issuance Trust, 3.770%, 5/18/2011(b)	2,000,000

	Hybrid ARMs — 2.4%
1,122,832	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.929%, 1/25/2037(b)	1,134,881
1,875,656	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)	1,889,133

		3,024,014

	Mortgage Backed Securities — 2.4%
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.961%, 6/10/2046(b)	1,416,711
1,560,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	1,541,467

		2,958,178

	Mortgage Related — 57.6%
786,454	FHLMC, 4.500%, 5/01/2034	758,866
6,405,105	FHLMC, 5.000%, with various maturities from 2019 to 2030(c)	6,501,829
2,367,779	FHLMC, 5.500%, 12/01/2034	2,396,892
5,856,937	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	6,031,898

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$9,609,672	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	$10,031,378
229,856	FHLMC, 7.000%, 2/01/2016	241,659
34,873	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	36,519
17,872	FHLMC, 8.000%, with various maturities from 2010 to 2015(c)	18,962
5,662	FHLMC, 10.000%, 7/01/2019	6,727
219,589	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	249,055
12,653,106	FNMA, 4.000%, with various maturities from 2018 to 2019(c )	12,414,027
2,590,648	FNMA, 4.500%, with various maturities from 2019 to 2035(c)	2,536,232
1,966,931	FNMA, 5.000%, 6/01/2035	1,949,642
4,322,478	FNMA, 5.500%, with various maturities from 2017 to 2036(c)	4,384,693
10,072,729	FNMA, 6.000%, with various maturities from 2017 to 2034(c)	10,374,350
3,258,430	FNMA, 6.051%, 2/01/2037(b)	3,325,202
6,500,677	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	6,749,624
600,000	FNMA, 6.625%, 9/15/2009(d)	637,277
286,363	FNMA, 7.000%, 12/01/2022	304,275
527,113	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	563,456
86,257	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	91,225
123,185	GNMA, 6.000%, 12/15/2031	127,713
469,942	GNMA, 6.500%, 5/15/2031	491,115
327,932	GNMA, 7.000%, 10/15/2028	350,823
8,384	GNMA, 9.000%, with various maturities from 2008 to 2009(c)	8,534
3,209	GNMA, 9.500%, 8/15/2009	3,342
7,830	GNMA, 12.500%, with various maturities from 2014 to 2015(c)	9,356
97,793	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	116,047
32,053	GNMA, 17.000%, with various maturities in 2011(c)	38,294
985,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	978,918

		71,727,930

	Treasuries — 9.1%
4,285,000	U.S. Treasury Notes, 4.250%, 11/15/2017(d)	4,571,894
2,335,000	U.S. Treasury Notes, 4.500%, 11/30/2011(d)	2,534,570

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Treasuries — continued
$4,000,000	U.S. Treasury STRIPS, Zero Coupon, 11/15/2009	$3,894,468
360,000	U.S. Treasury Notes, 3.625%, 12/31/2012(d)	379,322

		11,380,254

	Total Bonds and Notes (Identified Cost $102,847,082)	103,821,856

Shares/ Principal Amount
Short-Term Investments — 36.0%
24,412,261	State Street Navigator Securities Lending Prime Portfolio(e)	24,412,261
$2,900,000	Federal Home Loan Bank, Discount Notes, Zero Coupon, 4/14/2008	2,897,696
15,000,000	Federal Home Loan Mortgage Corp., Discount Notes, Zero Coupon, 4/3/2008(d)	14,997,734
1,000,000	Federal National Mortgage Association, Discount Notes, 1.000%, 4/2/2008(d)	999,926
1,502,061	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $1,502,113 on 4/01/2008, collateralized by $1,530,000 Federal National Mortgage Association, 5.210% due 3/03/2023 valued at $1,533,917 including accrued interest (Note 2g of Notes to Financial Statements)	1,502,061

	Total Short-Term Investments (Identified Cost $44,809,678)	44,809,678

	Total Investments — 119.4% (Identified Cost $147,656,760)(a)	148,631,534
	Other assets less liabilities —(19.4)%	(24,145,865)

	Net Assets — 100%	$124,485,669

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $147,722,921 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,333,295
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(424,682)

	Net unrealized appreciation	$908,613

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security was on loan to brokers at March 31, 2008.
(e)	Represents investment of securities lending collateral.

ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Mortgage Related	57.6%
Treasuries	9.1
Asset-Backed Securities	5.7
Agency	3.4
Hybrid ARMs	2.4
Mortgage Backed Securities	2.4
Other, less than 2% each	2.8

See accompanying notes to financial statements.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Tax Exempt Obligations — 94.9% of Net Assets
	Commonwealth of Massachusetts — 3.6%
$2,000,000	Consolidated Loan, Series C, 5.250%, 8/01/2022 (FSA insured)	$2,135,100

	Martha’s Vineyard, MA — 1.7%
1,000,000	Land Bank Revenue, 5.000%, 5/01/2032 (AMBAC insured)	998,570

	Massachusetts Bay Transportation Authority — 4.5%
2,200,000	Series A, Unrefunded, 6.500%, 11/01/2014 (AMBAC insured)	2,640,484

	Massachusetts Development Finance Agency — 13.8%
1,000,000	Cambridge Street Development, Series A, 5.125%, 2/01/2034 (MBIA insured)	997,800
1,000,000	Hampshire College, 5.625%, 10/01/2024	999,460
2,000,000	Simmons College, Series H, 5.250%, 10/01/2033 (XLCA Insured)	1,972,500
2,800,000	Springfield Resource Recovery, Series A, 5.625%, 6/01/2019	2,873,416
1,100,000	Visual and Performing Arts, 6.000%, 8/01/2021	1,280,279

		8,123,455

	Massachusetts Health & Educational Facilities Authority — 39.2%
1,160,000	Baystate Medical Center, Series F, 5.700%, 7/01/2027	1,174,686
1,500,000	Berklee College of Music, Series A, 5.000%, 10/01/2032	1,402,500
2,000,000	Boston University, Series S, 5.000%, 10/01/2039 (FGIC insured)	1,905,640
1,000,000	Catholic Health East, 5.500%, 11/15/2032	1,112,010
2,200,000	Harvard University, Series N, 6.250%, 4/01/2020	2,646,952
1,000,000	Lahey Clinic Medical Center, Series D, 5.250%, 8/15/2037	979,410
750,000	Milford Regional Medical Center, Series E, 5.000%, 7/15/2032	632,760
2,568,000	Nichols College, Series C, 6.000%, 10/01/2017	2,588,056
2,000,000	Partners Healthcare Systems, Series B, 5.250%, 7/01/2029	2,024,800
2,500,000	Partners Healthcare Systems, Series C, 5.750%, 7/01/2021	2,621,750
1,500,000	Sterling & Francine Clark, Series A, 5.000%, 7/01/2036	1,502,895
2,000,000	University of Massachusetts, Series C, 5.125%, 10/01/2034 (FGIC insured)	1,987,080
1,315,000	Wheaton College, Series E, 5.000%, 7/01/2017	1,367,784
1,030,000	Williams College, Series H, 5.000%, 7/01/2017	1,092,233

		23,038,556

	Massachusetts Housing Finance Agency — 3.6%
545,000	Series A, 5.200%, 12/01/2037	496,806
1,985,000	Single Family Housing, Series 126, 4.700%, 6/01/2038(b)	1,663,092

		2,159,898

Principal Amount	Description	Value (†)

	Massachusetts Port Authority — 5.0%
$1,750,000	Delta Air Lines, Inc. Project, Series A, 5.500%, 1/01/2019 (AMBAC insured)	$1,778,805
1,200,000	Series A, 5.000%, 7/01/2033 (MBIA insured)	1,198,200

		2,977,005

	Massachusetts Water Resources Authority — 6.3%
1,000,000	General, Series A, 5.250%, 8/01/2020 (MBIA insured)	1,088,340
2,200,000	Series A, 6.500%, 7/15/2019 (FGIC insured)	2,613,336

		3,701,676

	Michigan Hospital Finance Authority — 1.8%
1,000,000	Oakwood Obligated Group, 5.500%, 11/01/2017	1,053,340

	New Jersey Economic Development Authority — 1.7%
1,000,000	Cigarette Tax, 5.625%, 6/15/2018	1,001,230

	Puerto Rico Commonwealth Aqueduct & Sewer Authority — 5.9%
3,000,000	Aqueduct & Sewer Authority, 6.250%, 7/01/2013	3,471,300

	Puerto Rico Commonwealth Infrastructure Financing Authority — 2.4%
1,500,000	Series B, 5.000%, 7/01/2031	1,395,675

	Puerto Rico Public Finance Corp. — 5.4%
3,000,000	Commonwealth Appropriation, Series A, 5.750%, 8/01/2027(b)	3,156,150

	Total Tax Exempt Obligations (Identified Cost $55,482,794)	55,852,439

Short-Term Investments — 4.4%
2,570,418	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $2,570,508 on 4/01/2008, collateralized by $2,615,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/2010 valued at $2,624,806 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $2,570,418)	2,570,418

	Total Investments — 99.3% (Identified Cost $58,053,212)(a)	58,422,857
	Other assets less liabilities — 0.7%	403,066

	Net Assets — 100%	$58,825,923

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $58,053,196 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,813,367
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,443,706)

	Net unrealized appreciation	$369,661

See accompanying notes to financial statements.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

(b)	Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guarantee Insurance Company
FSA	Financial Security Assurance, Inc.
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance, Inc.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

College & Universities	28.5%
Water & Sewer	14.6
Hospital	14.5
State Appropriation	13.5
Airport	5.1
Resource Recovery	4.9
Single-Family Housing	3.7
Insurance	3.4
Other, less than 2% each	6.7

See accompanying notes to financial statements.

LOOMIS SAYLES MUNICIPAL INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Tax Exempt Obligations — 95.4% of Net Assets
	California — 9.6%
$1,000,000	California Health Facilities Financing Authority (Catholic Healthcare West), Series I, 4.950%, 7/01/2026(b)	$1,042,990
1,000,000	California Health Facilities Financing Authority (Cedar-Sinai Medical Center), 5.000%, 11/15/2027	977,940
2,655,000	California Statewide Communities Development Authority (California Endowment), 5.250%, 7/01/2023	2,755,704
1,500,000	California Statewide Communities Development Authority (Sutter Health), Series A, 5.000%, 11/15/2043	1,403,220
1,200,000	Long Beach California Bond Financing Authority (Natural Gas Purchase), Series A, 5.500%, 11/15/2027	1,115,676

		7,295,530

	Colorado — 2.8%
2,500,000	Colorado Health Facilities Authority, 5.000%, 12/01/2035	2,093,775

	District of Columbia — 3.8%
3,000,000	Metropolitan Washington D.C. Airports Authority, 5.125%, 10/01/2029 (FGIC insured)	2,848,290

	Florida — 1.3%
1,000,000	Jacksonville, FL, Economic Development Community Health Care Facilities (Mayo Clinic), 5.000%, 11/15/2036	966,000

	Guam — 1.2%
1,000,000	Guam Government Waterworks Authority, 5.875%, 7/01/2035	913,450

	Louisiana — 2.5%
2,000,000	DeSoto Parish, LA, Environmental Improvement, 5.000%, 11/01/2018	1,856,420

	Massachusetts — 2.5%
1,000,000	Massachusetts Development Finance Agency (Simmons College), Series H, 5.250%, 10/01/2033 (XLCA Insured)	986,250
1,045,000	Massachusetts State Health & Educational Facilities Authority (Lahey Clinic Medical Center), 4.500%, 8/15/2035 (FGIC insured)	933,937

		1,920,187

	Michigan — 7.4%
1,500,000	Michigan State Hospital Finance Authority Revenue (Henry Ford Health System), Series A, 5.000%, 11/15/2038	1,359,900
1,100,000	Michigan State Hospital Finance Authority Revenue (Oakwood Obligated Group), 5.500%, 11/01/2014	1,172,666
1,000,000	Taylor Brownfield Redevelopment Authority, MI, 5.000%, 5/01/2025 (MBIA insured)	1,011,840
2,000,000	University of Michigan Hospital, 5.250%, 12/01/2020	2,063,160

		5,607,566

	Minnesota — 4.1%
1,000,000	Chaska Minnesota Electric Revenue, 5.250%, 10/01/2025	1,026,140

Principal Amount	Description	Value (†)

	Minnesota — continued
$2,000,000	Minnesota State Municipal Power Agency, 5.250%, 10/01/2024	$2,055,320

		3,081,460

	Mississippi — 4.7%
2,500,000	Lowndes County, MS, Solid Waste Disposal & Pollution Control, 6.800%, 4/01/2022	2,600,925
1,000,000	Mississippi, Hospital Equipment & Facilities Authority (Delta Regional Medical Center), 5.000%, 2/01/2035 (MBIA, FHA insured)	948,590

		3,549,515

	New Jersey — 4.2%
1,000,000	New Jersey Economic Development Authority Revenue, Cigarette Tax, 5.625%, 6/15/2018	1,001,230
2,000,000	New Jersey Transportation Trust Fund Authority, Series A, 5.500%, 12/15/2023	2,166,840

		3,168,070

	New York — 18.4%
1,020,000	New York, NY, 6.000%, 1/15/2020	1,102,865
1,000,000	New York, NY, City Health & Hospital Corp., 5.000%, 2/15/2020 (FSA insured)	1,034,360
1,000,000	New York, NY, City Industrial Development Agency, 5.500%, 1/01/2024(b)	1,003,660
2,000,000	New York, NY, City Municipal Water Finance Authority, Series C, 5.000%, 6/15/2025 (MBIA insured)	2,041,060
1,000,000	New York, NY, City Municipal Water Finance Authority, Series A, 5.125%, 6/15/2034 (FSA insured)	1,009,890
2,000,000	New York State Dormitory Authority, 5.500%, 5/15/2013	2,181,860
2,200,000	New York State Dormitory Authority, 5.750%, 7/01/2013	2,389,706
3,000,000	New York State Municipal Bond Bank Agency, Series C, 5.250%, 6/01/2020	3,138,960

		13,902,361

	North Carolina — 1.8%
1,300,000	North Carolina Eastern Municipal Power Agency, Series A, 5.500%, 1/01/2012	1,384,318

	Oregon — 3.6%
1,750,000	Multnomah County, OR, Hospital Facilities Authority (Providence Health System), 5.250%, 10/01/2012	1,867,338
500,000	Oregon, Western Generation Agency, Wauna Cogeneration Project, Series A, 5.000%, 1/01/2020	452,360
485,000	Oregon, Western Generation Agency, Wauna Cogeneration Project, Series A, 5.000%, 1/01/2021	432,620

		2,752,318

	Pennsylvania — 3.5%
2,500,000	Pennsylvania State Industrial Development Authority, 5.500%, 7/01/2019 (AMBAC insured)	2,662,000

	Puerto Rico — 4.1%
1,000,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series A, 5.500%, 10/01/2040	1,036,130

See accompanying notes to financial statements.

LOOMIS SAYLES MUNICIPAL INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Puerto Rico — continued
$2,000,000	Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A, 5.750%, 8/01/2027(b)	$2,104,100

		3,140,230

	South Carolina — 4.0%
1,100,000	Charleston Educational Excellence Finance Corp., 5.250%, 12/01/2030	1,088,417
1,155,000	Lexington One School Facilities Corp., 5.000%, 12/01/2026	1,114,171
800,000	Newberry Investing in Children’s Education (Newberry County School District), 5.250%, 12/01/2022	794,288

		2,996,876

	South Dakota — 1.6%
1,250,000	South Dakota Health & Educational Facilities Authority (Sioux Valley Hospital), 5.250%, 11/01/2027	1,225,975

	Tennessee — 5.2%
2,000,000	Knox County, TN Health Educational & Housing Facilities Board, Hospital Facilities Revenue, Series A, Zero Coupon, 1/01/2035	358,340
2,500,000	Tennessee Energy Acquisition Corp., Gas Revenue, Series A, 5.250%, 9/01/2026	2,309,375
1,285,000	Tennessee Housing Development Agency, Series A, 5.200%, 7/01/2023	1,296,976

		3,964,691

	Texas — 6.2%
1,130,000	Conroe, TX, Independent School District, 4.500%, 2/15/2030	1,039,871
1,260,000	Keller, TX, Independent School District, Series A, 4.500%, 8/15/2031	1,159,011
1,650,000	SA Energy Acquisition Public Facility Corp., Texas Gas Supply Revenue, 5.500%, 8/01/2027	1,558,739
1,000,000	Tarrant County, TX,Cultural Education Facilities Finance Corp. Revenue (Texas Health Resources), Series A, 5.000%, 2/15/2036	934,460

		4,692,081

	Washington — 2.9%
2,000,000	Energy Northwest, WA, Electric, Project No. 1, Series A, 5.500%, 7/01/2014	2,229,640

	Total Tax Exempt Obligations (Identified Cost $74,663,312)	72,250,753

Short-Term Investments — 3.9%
2,941,215	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $2,941,317 on 4/01/08, collateralized by $2,980,000 Federal Home Loan Mortgage Corp., 3.500% due 2/12/10 valued at $3,002,350, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $2,941,215)	2,941,215

	Total Investments — 99.3% (Identified Cost $77,604,527)(a)	75,191,968
	Other assets less liabilities — 0.7%	533,904

	Net Assets — 100%	$75,725,872

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $77,300,033 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,276,074
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,384,139)

	Net unrealized depreciation	$(2,108,065)

(b)	Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guarantee Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance, Inc.
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance, Inc.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Hospital	10.2%
Hospital Obligated Group	10.0
Electric	10.0
Corporate Backed/Industrial Revenue/Pollution Control	9.4
College & Universities	6.0
State Appropriation	5.6
Lease	5.3
Water & Sewer	5.2
Gas	5.1
Bond Bank/Pooled Loan Program	4.1
Airport	3.8
Non-Profit	3.6
School District	2.9
City & Town	2.8
Senior Living	2.8
Other, less than 2% each	8.6

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.3% of Net Assets
Non-Convertible Bonds — 85.5%
	Australia — 2.6%
119,520,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	$109,643,051
61,765,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	54,722,558
1,500,000	Qantas Airways, Ltd., 144A, 5.125%, 6/20/2013	1,583,118
32,710,000	Qantas Airways, Ltd., 144A, 6.050%, 4/15/2016	34,936,471
50,000,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	38,697,039
79,205,000	Queensland Treasury Corp. Series 11G, 6.000%, 6/14/2011, (AUD)	70,786,792

		310,369,029

	Bermuda — 0.1%
11,855,000	Weatherford International, Ltd., 6.500%, 8/01/2036	11,295,112

	Brazil — 1.7%
9,922,000	Republic of Brazil, 8.250%, 1/20/2034	11,856,790
6,000,000	Republic of Brazil, 8.875%, 4/15/2024(b)	7,440,000
55,200,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	29,287,742
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	85,825,706
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	66,681,712

		201,091,950

	Canada — 8.9%
250,000	Abitibi-Consolidated, Inc., 6.000%, 6/20/2013	122,500
8,125,000	Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	3,575,000
12,310,000	Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	5,047,100
2,960,000	Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	1,346,800
39,846,000	Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)	17,731,470
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	8,464,025
750,000	Avenor, Inc., 10.850%, 11/30/2014, (CAD)	365,980
4,370,000	Bell Canada, 144A, 6.550%, 5/01/2029, (CAD)	3,217,056
5,925,000	Bell Canada, (MTN), 5.000%, 2/15/2017, (CAD)	4,515,515
8,445,000	Bell Canada, (MTN), 7.300%, 2/23/2032, (CAD)	6,729,919
33,455,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	23,849,867
1,950,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,852,500
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	2,536,780

Principal Amount (‡)	Description	Value (†)

	Canada — continued
$15,600,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	$14,586,000
121,095,000	Canada Housing Trust, 4.100%, 12/15/2008, (CAD)	119,212,126
14,525,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	14,842,825
137,895,000	Canadian Government, 4.250%, 9/01/2008, (CAD)	135,311,610
436,930,000	Canadian Government, 4.250%, 12/01/2008, (CAD)	430,472,571
21,565,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	21,479,912
35,580,000	Canadian Government, 5.750%, 6/01/2033, (CAD)	44,574,743
24,200,000	Canadian Government, 6.000%, 6/01/2008, (CAD)(b)	23,727,293
9,870,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	8,185,369
6,067,000	CIT Group Funding Co., Canada, 5.200%, 6/01/2015	4,538,019
30,000,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	30,225,000
335,000	GMAC Canada, Ltd., Series E, (MTN), 6.625%, 12/17/2010, (GBP)	531,886
945,000	GMAC Canada, Ltd., 7.750%, 9/26/2008, (NZD)	714,786
9,790,000	Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.700%, 1/05/2016	9,276,025
11,570,000	Nortel Networks Corp., 6.875%, 9/01/2023	7,115,550
25,890,000	Nortel Networks Ltd, 10.125%, 7/15/2013	23,689,350
22,930,000	North American Energy Partners, Inc., Senior Note, 8.750%, 12/01/2011	22,700,700
9,365,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	5,853,125
2,525,000	Rogers Wireless Communications, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,503,439
2,085,000	Rogers Wireless Communications, Inc., Senior Note, 7.625%, 12/15/2011, (CAD)(b)	2,244,150
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	8,988,163
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,039,944
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	22,351,078
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	28,594,324

		1,069,112,500

	Cayman Islands — 0.0%
555,000	Enersis SA, Cayman Island, 7.400%, 12/01/2016	599,822

	Chile — 0.1%
4,875,000	Empresa Nacional de Electricidad SA, Chile, 7.875%, 2/01/2027(b)	5,369,423
250,000	Empresa Nacional de Electricidad SA, Chile, 8.350%, 8/01/2013	287,864

		5,657,287

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)		Description	Value (†)

		Finland — 0.4%
62,300,000		Nordic Investment Bank, Series E, (MTN), 11.250%, 4/16/2009, (ISK)	$819,083
3,680,200,000		Nordic Investment Bank, 13.000%, 9/12/2008, (ISK)	48,295,185

			49,114,268

		France — 0.1%
224,520,000,000		BNP Paribas SA, Series E, (MTN), 144A, Zero Coupon, 6/13/2011, (IDR)	17,512,804

		Germany — 0.1%
565,300,000		Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 10.000%, 10/27/2008, (ISK)	7,422,524
60,000,000		Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 10.750%, 2/01/2010, (ISK)	784,844

			8,207,368

		India — 0.1%
9,090,000		ICICI Bank Ltd., 144A, 6.375%, 4/30/2022(d)	7,817,355

		Indonesia — 0.2%
104,626,000,000		Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	10,007,326
10,000,000,000		Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	910,252
272,460,000,000		Indonesia Treasury Bond, Series ZCE, 0.010%, 11/20/2012, (IDR)	18,545,898

			29,463,476

		Ireland — 0.6%
32,520,000		Elan Finance PLC, 8.875%, 12/01/2013	30,568,800
46,445,000		Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	43,193,850

			73,762,650

		Luxembourg — 0.3%
23,000,000		Telecom Italia Capital, 6.000%, 9/30/2034	19,439,278
19,635,000		Telecom Italia Capital, 6.375%, 11/15/2033	17,168,392

			36,607,670

		Malaysia — 0.1%
20,000,000		Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	16,000,000

		Mexico — 3.0%
11,265,000		Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)	11,180,513
3,245,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	31,520,810
27,728,881	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	271,250,739
4,738,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	47,372,209

			361,324,271

		Netherlands — 1.3%
1,800,000		Koninklijke (Royal) KPN NV, Series G, (MTN), 4.000%, 6/22/2015, (EUR)	2,476,015
1,120,000		Koninklijke (Royal) KPN NV, Series E, (MTN), 5.750%, 3/18/2016, (GBP)	2,063,878

Principal Amount (‡)	Description	Value (†)

	Netherlands — continued
$8,098,000	Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030	$9,266,452
1,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	2,151,835
460,000,000	Rabobank Nederland, Series E, (MTN), 12.500%, 2/17/2009, (ISK)	6,042,339
9,984,000,000	Rabobank Nederland, 144A, 14.000%, 1/28/2009, (ISK)	132,469,734

		154,470,253

	Philippines — 0.1%
3,700,000	Philippine Long Distance Telephone Co., Series E, (MTN), 8.350%, 3/06/2017	4,116,250
1,628,875	Quezon Power (Philippines), Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,645,164

		5,761,414

	Republic of Korea — 0.1%
5,470,000	Hanarotelecom, Inc., 144A, 7.000%, 2/01/2012	5,558,888
300,000	Samsung Electronics Co., Ltd., 144A, 7.700%, 10/01/2027	326,427

		5,885,315

	Scotland — 1.6%
169,620,000	Astrazeneca PLC, 6.450%, 9/15/2037	181,999,546
6,500,000	FCE Bank PLC, Series E, (MTN), 7.125%, 1/16/2012, (EUR)	8,209,494
4,500,000	FCE Bank PLC, Series E, (MTN), 7.125%, 1/15/2013, (EUR)	5,612,452

		195,821,492

	Singapore — 0.0%
1,050,000	SP PowerAssets, Ltd., Series E, (MTN), 3.730%, 10/22/2010, (SGD)	790,948

	Spain — 1.0%
113,785,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	118,967,679

	Supranational — 2.0%
15,543,570	European Investment Bank, 144A, Zero Coupon, 9/12/2008, (BRL)	8,394,963
128,250,000	European Investment Bank, Senior Note, Zero Coupon, 3/10/2021, (AUD)	50,004,762
134,330,000	European Investment Bank, 144A, 4.600%, 1/30/2037, (CAD)	126,654,561
80,000,000	Inter-American Development Bank, Series E, (MTN), Zero Coupon, 5/11/2009, (BRL)	38,479,512
24,450,000	Inter-American Development Bank, Series E, (MTN), 6.000%, 12/15/2017, (NZD)	17,296,102

		240,829,900

	Switzerland — 0.1%
403,600,000	Eurofima, Series E, (MTN), 10.000%, 11/03/2008, (ISK)	5,286,044
175,000,000	Eurofima, Series E, (MTN), 11.000%, 2/05/2010, (ISK)	2,330,830

		7,616,874

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Thailand — 0.2%
$28,355,000	True Move Co., Ltd., 144A, 10.750%, 12/16/2013	$26,653,700

	United Kingdom — 0.1%
76,496,404,750	JPMorgan Chase Bank, 144A, Zero Coupon, 10/21/2010, (IDR)	6,458,773
1,000,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	895,000
4,570,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	7,698,038
1,605,000	Vodafone Group PLC, 6.150%, 2/27/2037	1,496,014

		16,547,825

	United States — 60.7%
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)	10,889,957
4,020,000	AES Corp. (The), Senior Note, 7.750%, 3/01/2014	4,045,125
1,190,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	990,675
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	41,849,383
19,060,000	Albertson’s, Inc., 7.750%, 6/15/2026	17,973,809
72,866,000	Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029(b)	67,095,450
4,895,000	Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	4,666,208
1,510,000	Albertson’s, Inc., Senior Note, 8.700%, 5/01/2030	1,515,274
13,242,000	Albertson’s, Inc., Series C, (MTN), 6.625%, 6/01/2028	11,265,380
4,785,000	Allstate Corp., 5.950%, 4/01/2036	4,278,824
2,075,000	ALLTEL Corp., 6.500%, 11/01/2013	1,525,125
8,065,000	ALLTEL Corp., 6.800%, 5/01/2029	5,161,600
23,685,000	ALLTEL Corp., 7.000%, 7/01/2012	18,948,000
2,225,000	ALLTEL Corp., 7.000%, 3/15/2016	1,602,000
67,525,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	44,566,500
825,000	American Airlines, Inc., Series 1999-1, Class B, 7.324%, 4/15/2011	791,505
995,863	American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	962,253
218,655,000	American General Finance Corp., 6.900%, 12/15/2017	213,685,846
6,950,000	Amkor Technology, Inc., Senior Note, 7.125%, 3/15/2011	6,533,000
10,070,000	Amkor Technology, Inc., 7.750%, 5/15/2013	9,188,875
37,190,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	38,459,964
45,910,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	46,752,586
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(f)	8,533,688

Principal Amount (‡)	Description	Value (†)

	United States — continued
$2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	$1,813,950
4,640,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	4,784,782
8,000,000	ASIF Global Financing, 144A, 2.380%, 2/26/2009, (SGD)	5,811,309
10,245,000	AT&T Corp., 6.500%, 3/15/2029	9,922,733
8,500,000	AT&T, Inc., 6.150%, 9/15/2034	8,164,514
127,100,000	AT&T, Inc., 6.500%, 9/01/2037	125,726,303
17,574,841	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014(g)	20,386,815
320,321	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 7/02/2009	313,915
12,740,207	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 1/02/2015(g)	14,014,228
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 1/02/2011(g)	4,697,110
5,323,737	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(g)	6,335,247
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	5,901,972
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	31,158,860
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	35,715,227
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	11,710,593
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	18,575,641
17,310,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010, (KRW)	18,202,286
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	32,677,799
21,340,000,000	Barclays Financial LLC, 144A, 4.460%, 9/23/2010, (KRW)	22,651,192
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	60,948,730
135,000,000	Barclays Financial LLC, Series E, (MTN), 144A, 4.100%, 3/22/2010, (THB)	4,382,185
380,000	Bear Stearns Cos., Inc.(The), 4.650%, 7/02/2018	324,385
1,004,000	Bear Stearns Cos., Inc.(The), 5.300%, 10/30/2015	942,496
2,220,000	Bear Stearns Cos., Inc.(The), 6.400%, 10/02/2017	2,192,030
17,430,000	Bear Stearns Cos., Inc.(The), 7.250%, 2/01/2018	18,012,005
7,755,000	Bear Stearns Cos., Inc.(The), Series B, (MTN), 3.190%, 5/18/2010(d)	7,212,313
15,195,000	BellSouth Corp., 6.000%, 11/15/2034(b)	14,268,819
23,584,000	Borden, Inc., 7.875%, 2/15/2023	14,622,080
6,920,000	Borden, Inc., 8.375%, 4/15/2016	4,705,600
8,757,000	Borden, Inc., 9.200%, 3/15/2021	5,867,190

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	$2,536,888
10,590,000	Boston Scientific Corp., 6.400%, 6/15/2016	9,875,175
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,363,700
2,685,000	Bowater, Inc., 6.500%, 6/15/2013(b)	1,772,100
71,400,000	Bruce Mansfield Unit, 6.850%, 6/01/2034	76,706,448
13,020,000	Camden Property Trust, 5.700%, 5/15/2017	11,273,601
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,201,000
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,979,393
21,390,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	20,641,350
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	22,009,300
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	13,340,351
425,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)	398,438
14,910,000	CIT Group, Inc., Series E, (MTN), 3.800%, 11/14/2012, (EUR)	14,288,520
18,360,000	CIT Group, Inc., Series G, (MTN), 4.250%, 9/22/2011, (EUR)	18,587,771
12,950,000	CIT Group, Inc., Series E, (MTN), 4.650%, 9/19/2016, (EUR)	12,243,428
4,495,000	CIT Group, Inc., 5.000%, 2/13/2014	3,537,358
2,555,000	CIT Group, Inc., Series G, (MTN), 5.000%, 5/13/2014, (EUR)	2,581,856
205,000	CIT Group, Inc., 5.000%, 2/01/2015(b)	160,584
205,000	CIT Group, Inc., 5.400%, 1/30/2016	162,220
20,050,000	CIT Group, Inc., Series E, Senior Note, (MTN), 5.500%, 12/01/2014, (GBP)	24,547,956
8,050,000	CIT Group, Inc., Series E, (MTN), 5.500%, 12/20/2016, (GBP)	9,967,572
2,000,000	CIT Group, Inc., 5.600%, 4/27/2011	1,613,196
840,000	CIT Group, Inc., 5.650%, 2/13/2017	651,375
850,000	CIT Group, Inc., 5.800%, 10/01/2036(b)	661,450
246,450,000	CIT Group, Inc., 7.625%, 11/30/2012(b)	204,833,221
20,095,000	CIT Group, Inc. (MTN), 4.250%, 3/17/2015, (EUR)	18,675,594
10,100,000	CIT Group, Inc.,, Series (MTN), 5.125%, 9/30/2014	7,777,000
3,055,000	CIT Group, Inc., Series A, (MTN), 6.000%, 4/01/2036	2,321,800
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	11,506,360
35,260,000	Citizens Communications Co., 7.875%, 1/15/2027	30,235,450

Principal Amount (‡)	Description	Value (†)

	United States — continued
$10,685,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	$7,158,950
4,970,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	3,578,400
14,240,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016(b)	9,398,400
2,080,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	1,653,600
585,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	424,125
20,720,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	17,852,642
2,935,000	Colonial Realty LP, 6.050%, 9/01/2016	2,405,541
766,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	758,260
2,670,000	Colorado Interstate Gas Co., 6.800%, 11/15/2015	2,752,789
49,030,000	Comcast Corp., 5.650%, 6/15/2035	41,635,246
33,675,000	Comcast Corp., 6.450%, 3/15/2037	31,733,266
20,175,000	Comcast Corp., 6.500%, 11/15/2035	19,081,192
166,000,000	Comcast Corp., 6.950%, 8/15/2037	166,332,830
14,824,000	Continental Airlines, Inc., Series B, 6.903%, 4/19/2022	12,378,040
5,589,326	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 1/02/2017	5,030,393
5,992,300	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 3/15/2017	5,393,070
6,643,125	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 8/02/2018	5,978,813
1,748,369	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 8/02/2009	1,643,467
4,322,115	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 3/15/2020	3,976,346
7,533,087	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	7,043,436
2,549,134	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	2,306,966
235,419	Continental Airlines, Inc., Series 96-A, 6.940%, 10/15/2013	228,356
5,682,266	Continental Airlines, Inc., Series 971A, 7.461%, 4/01/2015	5,284,508
14,420,000	Continental Airlines, Inc., Series A, 5.983%, 4/19/2022	12,846,922
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	24,893,579
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,527,566
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,455,800
6,150,000	Corning, Inc., 6.850%, 3/01/2029(b)	6,266,389
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,096,848
4,110,000	Countrywide Financial Corp., 2.849%, 12/19/2008(d)	3,760,650

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$11,799,000	Countrywide Home Loans, Inc., Series L, (MTN), 4.000%, 3/22/2011	$10,522,915
18,130,000	Covidien International Finance SA, 144A, 6.000%, 10/15/2017	18,686,645
18,265,000	Covidien International Finance SA, 144A, 6.550%, 10/15/2037	18,667,561
400,000	CSC Holdings, Inc., Senior Note, 7.875%, 2/15/2018	370,000
250,000	CSC Holdings, Inc., Series B, Senior Note, 8.125%, 7/15/2009	252,500
37,345,000	CSX Corp., 6.000%, 10/01/2036(b)	32,149,713
5,000,000	CSX Corp., 6.250%, 3/15/2018	4,934,375
2,145,000	Cummings Engine, Inc., 7.125%, 3/01/2028	2,116,776
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,843,029
19,745,000	DCP Midstream LP, 144A 6.450%, 11/03/2036	18,563,992
14,195,000	Dean Foods Co., 7.000%, 6/01/2016(b)	12,420,625
972,839	Delta Air Lines, Inc., Class A, 144A, 6.821%, 8/10/2022	914,469
32,897,438	Delta Air Lines, Inc., Class C, 144A, 8.954%, 8/10/2014	30,594,617
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018(b)	6,568,500
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,244,925
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,110,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	327,250
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,252,688
1,935,000	Dole Food Co., Inc., 8.625%, 5/01/2009(b)	1,683,450
8,180,000	Dominion Resources, Inc., Senior Note, Series B, 5.950%, 6/15/2035(b)	7,724,636
7,955,000	Domtar Corp., 5.375%, 12/01/2013	6,960,625
43,470,000	DR Horton, Inc., Senior Note, 5.250%, 2/15/2015	36,080,100
4,335,000	DR Horton, Inc., 5.625%, 9/15/2014	3,684,750
16,160,000	DR Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	13,493,600
1,625,000	DR Horton, Inc., 6.500%, 4/15/2016	1,446,250
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,494,824
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(b)	10,147,500
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	8,631,788
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	467,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016(b)	7,380,450

Principal Amount (‡)	Description	Value (†)

	United States — continued
$95,200,000	Edison Mission Energy, 7.625%, 5/15/2027(b)	$89,488,000
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,665,444
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,462,755
750,000	El Paso Corp., Senior Note, (MTN), 7.800%, 8/01/2031	770,054
1,000,000	El Paso Energy Corp., (MTN), 7.750%, 1/15/2032	1,027,035
5,330,000	Embarq Corp., 7.995%, 6/01/2036	4,867,660
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,112,936
11,315,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	10,492,535
13,175,000	Enterprise Products Operating LP, 6.300%, 9/15/2017	13,239,558
14,385,000	Equifax, Inc., 7.000%, 7/01/2037	12,846,798
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	2,858,853
23,725,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)	25,169,876
35,900,000	Federal National Mortgage Association, 2.290%, 2/19/2009, (SGD)	26,236,381
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	10,689,600
1,705,000	Ford Motor Co., 6.500%, 8/01/2018(b)	1,142,350
500,000	Ford Motor Co., 6.625%, 2/15/2028	305,000
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	44,599,540
1,940,000	Ford Motor Co., 7.125%, 11/15/2025	1,280,400
86,090,000	Ford Motor Co., 7.450%, 7/16/2031(b)	56,819,400
800,000	Ford Motor Co., 7.500%, 8/01/2026	512,000
1,645,000	Ford Motor Credit Co LLC, 9.750%, 9/15/2010	1,465,322
46,122,000	Ford Motor Credit Co., 5.700%, 1/15/2010	40,068,395
14,595,000	Ford Motor Credit Co., 8.000%, 12/15/2016	11,425,039
7,640,000	Ford Motor Credit Co. LLC, Series E, (MTN), 4.875%, 1/15/2010, (EUR)	10,148,761
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	8,334,503
15,465,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	12,703,322
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	898,095
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	9,257,520
29,605,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	19,983,375
60,900,000	General Electric Capital Corp., Series G, (MTN), 2.960%, 5/18/2012, (SGD)	44,357,207

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
243,057,000	General Electric Capital Corp., 6.500%, 9/28/2015, (NZD)	$176,641,269
30,350,000	General Electric Capital Corp., Series A, (MTN), 6.625%, 2/04/2010, (NZD)	23,210,571
500,000	General Electric Capital Corp., Series E, (MTN), 1.725%, 6/27/2008, (SGD)	363,304
3,100,000	General Electric Capital Corp., Series E, (MTN), 6.125%, 5/17/2012, (GBP)	6,326,894
79,035,000	General Electric Capital Corp., Series E, (MTN), 6.750%, 9/26/2016, (NZD)	58,674,093
115,000,000	General Electric Capital Corp., Series G, (MTN), 3.485%, 3/08/2012, (SGD)	84,967,743
2,005,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)(b)	2,500,659
7,365,000	General Motors Corp., 7.400%, 9/01/2025(b)	4,934,550
52,725,000	General Motors Corp., 8.250%, 7/15/2023(b)	36,907,500
2,530,000	General Motors Corp., 8.375%, 7/15/2033(b)	1,783,650
6,745,000	Georgia Gulf Corp., 10.750%, 10/15/2016(b)	4,417,975
11,720,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	9,551,800
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	9,632,150
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015(b)	112,800
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	35,637,000
15,555,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	13,688,400
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	16,356,420
37,130,000	GMAC LLC, Series E, (MTN), 5.375%, 6/06/2011, (EUR)	40,561,201
54,070,000	GMAC LLC, 6.000%, 12/15/2011	40,416,947
24,015,000	GMAC LLC, 6.625%, 5/15/2012	18,166,915
35,424,000	GMAC LLC, (MTN), 6.750%, 12/01/2014	25,069,600
6,585,000	GMAC LLC, 6.875%, 9/15/2011	5,039,922
4,655,000	GMAC LLC, 6.875%, 8/28/2012	3,537,474
12,165,000	GMAC LLC, 7.000%, 2/01/2012	9,251,227
42,272,000	GMAC LLC, 8.000%, 11/01/2031(b)	30,296,004
4,902,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	3,995,130
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013(b)	2,369,850
5,790,000	GTE Corp., 6.940%, 4/15/2028	5,844,235
867,000	HCA, Inc., 6.250%, 2/15/2013	754,290

Principal Amount (‡)	Description	Value (†)

	United States — continued
$15,930,000	HCA, Inc., 6.375%, 1/15/2015	$13,480,762
49,350,000	HCA, Inc., 6.500%, 2/15/2016(b)	41,577,375
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,835,490
14,405,000	HCA, Inc., 7.050%, 12/01/2027	10,503,896
4,775,000	HCA, Inc., 7.190%, 11/15/2015	4,062,255
15,637,000	HCA, Inc., 7.500%, 12/15/2023	12,278,125
18,745,000	HCA, Inc., 7.500%, 11/06/2033	14,480,512
13,015,000	HCA, Inc., 7.580%, 9/15/2025	10,187,400
39,203,000	HCA, Inc., 7.690%, 6/15/2025	31,070,181
6,920,000	HCA, Inc., 7.750%, 7/15/2036	5,313,737
22,778,000	HCA, Inc., 8.360%, 4/15/2024	18,907,585
17,510,000	HCA, Inc., Senior Note, 5.750%, 3/15/2014	14,445,750
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	11,640,000
45,430,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	38,806,170
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,089,063
108,005,000	Home Depot, Inc., 5.875%, 12/16/2036	88,171,826
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	11,269,114
66,372,000	HSBC Bank PLC, 144A, Zero Coupon, 4/18/2012, (MYR)	20,481,214
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	83,265,224
16,050,000	HSBC Bank USA, 144A, 3.310%, 8/25/2010	19,375,560
225,000	Intelsat Corp., 6.875%, 1/15/2028	177,750
20,645,000	International Lease Finance Corp., 6.375%, 3/25/2013	20,629,083
23,752,000	iStar Financial, Inc., 5.150%, 3/01/2012	17,576,480
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010(b)	4,151,450
1,660,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,228,400
17,150,000	iStar Financial, Inc., 5.650%, 9/15/2011	13,034,000
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	3,151,200
1,565,000	iStar Financial, Inc., 5.850%, 3/15/2017	1,079,850
7,970,000	iStar Financial, Inc., 5.875%, 3/15/2016	5,579,000
3,890,000	iStar Financial, Inc., 6.050%, 4/15/2015	2,761,900

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	$1,370,600
27,710,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	20,228,300
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	4,852,230
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,402,331
71,200,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	60,507,682
350,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023(b)	363,416
3,445,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(b)	2,962,700
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,321,229
709,038,100,000	JPMorgan Chase & Co., 144A Zero Coupon, 3/28/2011 , (IDR)	56,753,249
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	16,092,079
150,760,200	JPMorgan Chase & Co., Series E, (MTN), 144A, 1.000%, 6/08/2012, (MYR)	42,011,120
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	41,796,271
1,235,000	K Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)	685,425
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015(b)	3,236,100
16,075,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016(b)	10,850,625
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014(b)	4,077,000
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014(b)	1,680,750
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)	4,371,550
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)	1,025,550
1,685,000	KB Home, 5.750%, 2/01/2014	1,449,100
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,214,100
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015(b)	5,144,681
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	10,126,925
10,360,000	KB Home, 7.750%, 2/01/2010(b)	9,906,750
7,515,000	Kellwood Co., 7.625%, 10/15/2017(f)	4,884,750
500,000	Kinder Morgan Energy Partners, LP, 5.800%, 3/15/2035	422,918
11,288,000	Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	10,384,960
1,650,000	Koppers Holdings, Inc., (step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(e)	1,431,375
37,705,000	Kraft Foods, Inc., 6.500%, 8/11/2017	38,683,407

Principal Amount (‡)	Description	Value (†)

	United States — continued
$30,680,000	Kraft Foods, Inc., 7.000%, 8/11/2037	$30,676,226
6,015,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	4,150,350
4,795,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	3,548,300
23,885,000	Lennar Corp., Series A, 6.500%, 4/15/2016	18,152,600
3,495,000	Lennar Corp., 7.625%, 3/01/2009	3,355,200
2,720,000	Lennar Corp. Series B, 5.125%, 10/01/2010	2,366,400
13,715,000	Lennar Corp., Series B, 5.500%, 9/01/2014(b)	10,423,400
35,110,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	24,533,112
33,440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012(b)	22,906,400
12,604,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	9,894,140
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	24,650,600
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014(b)	10,635,675
41,535,000	Lowes Cos., Inc., 6.650%, 9/15/2037	41,639,917
41,104,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	29,389,360
2,840,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	2,030,600
15,135,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	11,984,483
8,855,000	Macys Retail Holdings, Inc., 6.790%, 7/15/2027	7,264,421
5,785,000	Macys Retail Holdings, Inc., 6.900%, 4/01/2029	4,895,591
6,365,000	Marks & Spencer PLC, Series 144A, 7.125%, 12/01/2037	5,744,413
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,569,818
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	11,464,992
9,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033(b)	7,608,816
2,520,000	MBIA Insurance Co., 144A, 14.000%, 1/15/2033(b)(d)	2,469,600
1,250,000	McDonalds Corp., Series E, (MTN), 3.628%, 10/10/2010, (SGD)	942,114
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	180,408,189
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	26,121,274
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,189,500
13,405,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034	13,019,874
1,000,000	MidAmerican Energy Holdings Co., 6.125%, 4/01/2036	966,536

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$40,255,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	$40,342,555
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045	749,450
33,015,000	Morgan Stanley, Inc., Series F, (MTN), 6.625%, 4/01/2018	33,026,621
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,400,350
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	5,936,400
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	5,251,074
7,655,000	Motorola, Inc., 6.500%, 9/01/2025	6,286,018
11,368,000	Motorola, Inc., 6.500%, 11/15/2028(b)	8,869,348
11,315,000	Motorola, Inc., 6.625%, 11/15/2037	8,751,440
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,668,136
54,190,000	News America, Inc., 6.150%, 3/01/2037	51,189,608
11,140,000	News America, Inc., 6.200%, 12/15/2034	10,609,535
14,360,000	News America, Inc., 6.400%, 12/15/2035	13,936,653
7,975,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	6,140,750
4,305,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,400,950
27,110,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	20,061,400
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	27,212,762
84,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	87,627,412
12,515,000	NII Holdings, Inc., 3.125%, 6/15/2012(b)	9,933,781
48,500,000	Nisource Finance Corp., 6.400%, 3/15/2018	48,570,082
745,000	Nortel Networks Corp., 144A 1.750%, 4/15/2012	502,875
26,990,000	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017(b)	25,370,600
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,468,750
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,900,000
4,530,000	ONEOK Partners LP, 6.650%, 10/01/2036	4,371,577
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016	3,294,582
500,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	749,906
14,610,000	Owens Corning, Inc., 6.500%, 12/01/2016	12,111,778
34,690,000	Owens Corning, Inc., 7.000%, 12/01/2036	25,084,235

Principal Amount (‡)	Description	Value (†)

	United States — continued
$42,043,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	$41,622,570
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016(b)	6,534,366
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,667,581
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,170,618
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	21,112,954
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037(b)	42,373,713
3,733,000	Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)	2,725,090
1,880,000	Prologis, 5.625%, 11/15/2015	1,716,002
1,535,000	Prologis, 5.750%, 4/01/2016	1,409,310
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	3,604,000
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	35,620,200
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033(b)	10,288,200
32,155,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	27,010,200
16,335,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	13,231,350
44,630,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	35,034,550
10,675,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	9,020,375
21,670,000	Qwest Corp., 6.875%, 9/15/2033	17,336,000
1,290,000	Qwest Corp., 7.200%, 11/10/2026	1,086,825
3,689,000	Qwest Corp., 7.250%, 9/15/2025	3,209,430
3,543,000	Qwest Corp., 7.500%, 6/15/2023	3,091,268
1,090,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	664,900
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	297,275
4,845,000	R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	3,028,125
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	2,644,350
25,230,000	Reliant Energy, Inc., Senior Note, 7.875%, 6/15/2017(b)	25,103,850
895,000	Residential Capital LLC, 8.125%, 11/21/2008(b)(d)	617,550
4,170,000	Residential Capital LLC, 8.375%, 6/30/2010(d)	2,095,425
39,170,000	Residential Capital LLC, 8.375%, 5/17/2013, (GBP)(d)	33,427,670
2,740,000	Residential Capital LLC, 8.500%, 6/01/2012(d)	1,342,600
121,645,000	Residential Capital LLC, 8.500%, 4/17/2013(d)	58,997,825

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$12,335,000	Residential Capital LLC, 8.875%, 6/30/2015(b)	$5,982,475
19,055,000	Residential Capital LLC, Series E, (MTN), 9.875%, 7/01/2014, (GBP)	16,261,533
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	53,536,737
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037(b)	13,264,740
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032(b)	13,308,862
2,435,000	Simon Property Group LP, 5.750%, 12/01/2015	2,316,335
10,690,000	Six Flags, Inc., 9.625%, 6/01/2014(b)	6,039,850
2,785,000	Six Flags, Inc., 9.750%, 4/15/2013(b)	1,601,375
7,160,000	SLM Corp., 4.000%, 1/15/2010	6,017,622
37,670,000	SLM Corp., Series A, (MTN), 5.000%, 4/15/2015	26,840,666
20,890,000	SLM Corp., Series A, (MTN), 5.375%, 5/15/2014	15,677,318
20,590,000	SLM Corp., (MTN), 5.050%, 11/14/2014	14,974,613
48,768,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	36,707,722
13,370,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	9,559,550
19,385,000	SLM Corp., Series A, (MTN), 5.375%, 1/15/2013	15,120,300
28,150,000	SLM Corp., Series A, (MTN), 5.625%, 8/01/2033	19,493,875
6,100,000	SLM Corp., Series A, (MTN), 6.500%, 6/15/2010, (NZD)	4,186,698
1,900,000	SLM Corp., Series E, (MTN), Series 7, 4.750%, 3/17/2014, (EUR)	1,944,745
2,550,000	Southern Natural Gas Co., 7.350%, 2/15/2031	2,611,636
30,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	22,488,570
16,480,000	Sprint Capital Corp., 6.900%, 5/01/2019	12,978,000
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	8,792,748
4,035,000	Stanley-Martin Communities LLC, 9.750%, 8/15/2015(b)	1,936,800
148,785,000	Target Corp., 7.000%, 1/15/2038	152,929,853
25,754,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	18,027,800
4,480,000	Tenet Healthcare Corp., 9.250%, 2/01/2015(b)	4,188,800
7,872,000	Tennessee Gas Pipeline Co. 7.000%, 10/15/2028(b)	7,843,700
9,240,000	Time Warner, Inc., 6.500%, 11/15/2036	8,477,072
11,145,000	Time Warner, Inc., 6.625%, 5/15/2029	10,450,198
4,795,000	Time Warner, Inc., 6.950%, 1/15/2028	4,657,566

Principal Amount (‡)	Description	Value (†)

	United States — continued
$3,150,000	Time Warner, Inc., 7.625%, 4/15/2031	$3,294,613
2,025,000	Time Warner, Inc., 7.700%, 5/01/2032	2,131,934
8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	7,779,451
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	3,839,598
5,245,000	Toll Corp., 8.250%, 12/01/2011	4,772,950
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018(b)	22,627,437
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013(b)	6,266,250
31,135,000	Travelers Cos., Inc. (The), (MTN), 6.250%, 6/15/2037	28,859,125
4,000,000	Travelers Cos., Inc. (The), 6.750%, 6/20/2036	3,963,484
1,000,000	Travelers Property Casualty Corp., 6.375%, 3/15/2033(b)	969,048
36,080,000	Tribune Co., 5.250%, 8/15/2015(b)	13,890,800
25,455,000	TXU Corp., 5.550%, 11/15/2014	19,876,308
101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	71,739,180
4,870,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,438,113
109,685,000	U.S. Treasury Bond, 4.500%, 2/15/2036(b)	113,309,760
150,750,000	U.S. Treasury Bond, 5.375%, 2/15/2031(b)	174,351,721
16,032,011	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	14,909,770
12,959,000	United Rentals North America, Inc., 7.000%, 2/15/2014	10,172,815
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,474,804
5,375,000	United States Steel Corp., 6.650%, 6/01/2037	4,543,504
16,435,000	United States Steel Corp., 7.000%, 2/01/2018(b)	16,053,642
28,355,000	USG Corp., 6.300%, 11/15/2016	22,400,450
12,880,000	USG Corp., 8.000%, 1/15/2018	11,463,200
51,815,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	47,201,030
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,990,074
12,050,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032(b)	12,596,046
32,790,000	Viacom, Inc., Senior Note, 6.875%, 4/30/2036	31,575,327
132,865,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	120,533,799
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037(b)	44,823,550

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$101,985,000	Western Union Co., 6.200%, 11/17/2036	$93,349,420
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(f)	7,158,957
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(f)	9,401,716
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(f)	4,101,588
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	650,250
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	1,025,313
8,600,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	8,965,500
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	11,181,985
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,037,600
18,050,000	Xerox Capital Trust I, Guaranteed Note, 8.000%, 2/01/2027	17,817,390
1,730,000	Xerox Corp., (MTN), 7.200%, 4/01/2016(b)	1,850,114
8,885,000	XTO Energy, Inc., 6.750%, 8/01/2037	9,502,890

		7,279,484,012

	Total Non-Convertible Bonds (Identified Cost $10,472,244,288)	10,250,764,974

Convertible Bonds — 3.1%
	Canada — 0.0%
2,185,000	Nortel Networks Corp., Guaranteed Senior Note, 4.250%, 9/01/2008	2,157,687

	United States — 3.1%
12,755,000	Avnet, Inc., 2.000%, 3/15/2034(b)	14,349,375
200,000	Builders Transport, Inc., Subordinated Note, 6.500%, 5/01/2011(c)	—
1,000,000	Builders Transport, Inc., Subordinated Note, 8.000%, 8/15/2005(c)	—
8,330,000	Countrywide Financial Corp., 0.758%, 4/15/2037(b)(d)	7,372,050
23,395,000	Countrywide Financial Corp., 0.815%, 5/15/2037(d)	20,002,725
139,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	129,965
5,111,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	2,555,500
19,513,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	16,342,138
29,610,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	21,467,250
30,860,000	Incyte Corp., Convertible, 3.500%, 2/15/2011(b)	32,827,325
12,005,000	Invitrogen Corp., 1.500%, 2/15/2024	12,185,075
44,035,000	iStar Financial, Inc., 5.229%, 10/01/2012(b)(d)	30,978,622
15,995,000	Kellwood Co., (step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(e)	16,074,975

Principal Amount (‡)	Description	Value (†)

	United States — continued
$6,670,000	Kulicke & Soffa Industries, Inc., Convertible, 0.500%, 11/30/2008	$6,236,450
3,790,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	2,994,100
28,648,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	25,425,100
35,920,000	Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	29,005,400
7,846,542	Liberty Media LLC, Convertible, 3.500%, 1/15/2031	5,482,772
4,196,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(f)	3,944,240
24,081,000	Nektar Therapeutics, 3.250%, 9/28/2012	18,602,572
625,000	Nextel Communications, Inc., Senior Note, 5.250%, 1/15/2010	573,438
28,237,000	Nortel Networks Corp., 144A, 2.125%, 4/15/2014(b)	17,542,236
500,000	Preston Corp., Subordinated Note, 7.000%, 5/01/2011	473,855
20,000,000	Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible, 5.500%, 10/17/2008	19,925,000
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	286,120
7,716,000	Sinclair Broadcast Group, Inc., (step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(b)(e)	7,021,560
22,735,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 3.000%, 8/16/2010	20,688,850
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	23,459,537
11,035,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	13,159,238

		369,105,468

	Total Convertible Bonds (Identified Cost $396,916,871)	371,263,155

Municipals — 0.7% of Net Assets
	United States — 0.7%
3,270,000	Alabama Public School & College Authority ( Capital Improvement), 4.500%, 12/01/2026	3,088,646
5,650,000	Chicago Board of Education, Series B, (FSA insured), 4.750%, 12/01/2031	5,409,592
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,569,767
9,320,000	County of Harris TX, Series B, 4.500%, 10/01/2031	8,365,073
3,270,000	District of Columbia, Series A, (FGIC insured), 4.750%, 6/01/2036	3,005,065
3,270,000	Florida State Turnpike Authority (Department of Transportation), Series A, (MBIA insured), 3.500%, 7/01/2027	2,564,236
4,645,000	Green Bay Wisconsin Water System Revenue, (FSA insured), 3.500%, with various maturities to 2029(b)	3,669,638

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,975,000	Grosse Pointe Public School System, (FGIC insured), 3.000%, 5/01/2027	$1,395,338
3,275,000	Massachusetts School Building Authority, Series A, (AMBAC insured), 4.750%, 8/15/2032	3,137,974
8,175,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	7,342,785
3,435,000	San Diego Unified School District (Election 1998), Series F-1, (FSA insured), 4.500%, 7/01/2029	3,195,374
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, 3.750%, 8/01/2028	1,273,618
4,170,000	San Jose Redevelopment Agency Tax Allocation (Merged Area), Series C, (MBIA insured), 3.750%, 8/01/2028	3,298,095
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,827,809
14,415,000	State of California, (AMBAC insured), 4.500%, 10/01/2029	13,008,096
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,791,866
3,620,000	State of California, 4.500%, 8/01/2030	3,256,190
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,010,188
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	11,296,411
3,270,000	State of Louisiana, Series C, (FSA insured), 3.250%, 5/01/2026	2,436,379
895,000	University of California Regents Medical Center, Series A, (MBIA Insured), 4.750%, 5/15/2031	855,047
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	778,830

	Total Municipals (Identified Cost $89,583,593)	89,576,017

	Total Bonds and Notes (Identified Cost $10,958,744,752)	10,711,604,146

Bank Loans — 0.8% of Net Assets
	United States — 0.8%
11,164,436	ALLTEL Corp., Term Loan B2, 5.5500%, 5/16/2015(h)	10,031,692
20,937,525	Calpine Corp., Dip Term Loan, 5.575%, 3/29/2009(h)	18,676,900
2,964,059	Community Health System, Term Loan B, 5.335%, 7/25/2014(h)	2,729,839
255,926	Dole Food Co., Inc., LOC, 4/12/2013(i)	219,457
560,440	Dole Food Co., Inc., Term Loan, 4/12/2013(i)	480,577
1,862,229	Dole Food Co., Inc., Tranche C Term Loan, 4/12/2013(i)	1,596,862
2,485,000	Dresser, Inc., Second Lien Term Loan, 8.820%, 5/04/2015(h)	2,207,500
1,245,000	Dresser, Inc., Term Loan B, 5.556%, 5/04/2014(h)	1,161,996
1,645,833	Freescale Semiconductor, Term Loan B, 4.869%, 12/01/2013(h)	1,387,536

Principal Amount (‡)	Description	Value (†)

	United States — continued
$14,851,237	Georgia Pacific Corp., First Lien Term Loan, 4.727%, 12/20/2012(h)	$13,774,523
2,059,785	Georgia Pacific Corp., Term Loan B2, 4.684%, 12/29/2012(h)	1,914,323
8,425,000	Hawaiian Telecom Communications, Inc., Term Loan C, 4.946%, 6/01/2014(h)	6,360,875
8,254,104	HCA, Inc., Term Loan B, 4.946%, 11/17/2013(h)	7,590,639
1,655,000	Idearc, Inc., Term Loan B, 11/17/2014(i)	1,321,518
11,595,791	Nuance Communication, Inc., Term Loan B2, 5.210%, 6/30/2008(h)	9,943,391
19,396,654	TXU Tech Co., Term Loan B2, 6.579%, 10/10/2014(h)	17,655,029

	Total Bank Loans (Identified Cost $96,867,234)	97,052,657

Shares
Common Stocks — 2.3% of Net Assets
	Israel — 0.0%
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)	105,683

	United States — 2.3%
209,757	Apartment Investment & Management Co., Class A(b)	7,511,398
889,730	Associated Estates Realty Corp., (REIT)(b)	10,178,511
2,845,662	Bristol-Myers Squibb Co.(b)	60,612,601
53,260	Chesapeake Energy Corp.(b)	2,457,949
2,309,175	ConAgra Foods, Inc.(b)	55,304,741
41,343	Corning, Inc.(b)	993,886
182,500	Developers Diversified Realty Corp., (REIT)(b)	7,643,100
282,500	Duke Energy Corp.(b)	5,042,625
460,000	Equity Residential, (REIT)(b)	19,085,400
1,450,636	Federal Home Loan Mortgage Corp.(b)	36,730,103
477,725	KB Home(b)	11,814,139
549,450	Lennar Corp., Class A(b)	10,335,154
460,656	Owens-Illinois, Inc.(b)(g)	25,994,818
117,700	Simon Property Group, Inc., (REIT)(b)	10,935,507
141,249	Spectra Energy Corp.(b)	3,213,415
359,449	Vertex Pharmaceuticals, Inc.(b)(g)	8,587,237

		276,440,584

	Total Common Stocks (Identified Cost $282,708,444)	276,546,267

Preferred Stocks — 2.6%
	United States — 2.6%
366,477	AES Trust III, Convertible, 6.750%(b)	17,041,180
278,685	Chesapeake Energy Corp., Convertible, 4.500%	36,441,575
52,020	Chesapeake Energy Corp., 5.000%(b)	6,063,451
107,725	CMS Energy Trust I, Convertible, 7.750%	4,847,625
154,977	El Paso Energy Capital Trust I, Convertible, 4.750%	5,641,163
393	Entergy New Orleans, Inc., 4.750%	29,929
2,200,803	Federal Home Loan Mortgage Corp., Series Z, 8.375%(b)	53,699,593
373,500	Federal Home Loan Mortgage Corp., 5.570%	7,133,850
92,200	Federal National Mortgage Association 5.125%(b)	3,273,100

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

4,385,000	Federal National Mortgage Association 8.250%(b)	$105,459,250
42,700	FelCor Lodging Trust, Inc., (REIT) Convertible, 1.950%	842,898
1,458,359	Ford Motor Co. Capital Trust II, Convertible, 6.500%(b)	42,759,086
26,419	Lucent Technologies Capital Trust I, Convertible, 7.750%	18,493,300
81,975	Newell Financial Trust I, Convertible, 5.250%	3,709,369
332,275	Six Flags, Inc., 7.250%(b)	4,037,141
57,205	Sovereign Capital Trust, 4.375%	1,744,753
43,931	United Rentals Trust I, Convertible, 6.500%	1,320,676

	Total Preferred Stocks (Identified Cost $328,016,437)	312,537,939

Closed-End Investment Companies — 0.3%
199,046	BlackRock Senior High Income Fund, Inc.	969,354
1,033,275	Dreyfus High Yield Strategies	3,585,464
177,910	DWS High Income Trust	813,049
860,000	Highland Credit Strategies Fund	11,197,200
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,058,025
141,612	Van Kampen High Income Trust II(b)	504,139
2,055,800	Western Asset High Income Opportunity Fund, Inc.	11,635,828
1,368,400	Western Asset Managed High Income Fund, Inc.(b)	7,498,831

	Total Closed-End Investment Companies (Identified Cost $41,292,759)	37,261,890

Shares/ Principal Amount (‡)
Short-Term Investments — 10.0% of Net Assets
783,942,770	State Street Navigator Securities Lending Prime Portfolio(j)	783,942,770
$411,842,318	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $411,856,618 on 4/01/2008, collateralized by $251,600,000 Federal Home Loan Mortgage Corp., Discount Note, Zero Coupon due 6/30/2008 valued at $250,971,000; $49,395,000 Federal Home Loan Bank, 5.250% due 6/25/2008 valued at $50,408,141; $93,555,000 Federal National Mortgage Association, Discount Note, Zero Coupon due 6/13/2008 valued at $93,204,169; $25,000,000 Federal National Mortgage Association, 5.250% due 6/15/2008 valued at $25,500,000 including accrued interest (Note 2g of Notes to Financial Statements)	411,842,318

	Total Short-Term Investments (Identified Cost $1,195,785,088)	1,195,785,088

	Total Investments — 105.3% (Identified Cost $12,903,414,714)(a)	12,630,787,987
	Other assets less liabilities — (5.3)%	(640,936,953)

	Net Assets — 100%	$11,989,851,034

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to return of capital dividends received from the Fund’s investments in REITs. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $12,907,538,028 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$486,020,062
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(762,770,103)

	Net unrealized depreciation	$(276,750,041)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(d)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(e)	Step Bond: Coupon rate is a fixed rate for an initial period and then resets at a specified date and rate.
(f)	Illiquid security. At March 31, 2008, the value of these securities amounted to $38,024,939 or 0.3% of net assets.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2008.
(i)	Security has not settled. Contract rates do not take effect until settlement date.
(j)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,151,140,203 or 9.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guarantee Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REIT	Real Estate Investment Trust

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Iceland Krona
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thailand Baht

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Sovereigns	13.4%
Banking	5.4
Pharmaceuticals	5.4
Wirelines	5.2
Electric	4.3
Diversified Financial Services	3.8
Non-Captive Consumer	3.8
Retailers	3.5
Non-Captive Finance	3.3
Supranational	2.5
Healthcare	2.5
Treasuries	2.4
Media Cable	2.3
Technology	2.3
Pipelines	2.1
Automotive	2.1
Other, less than 2% each	31.0

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$194,619,345	$46,255,131	$11,432,491
Net unrealized appreciation (depreciation)	(1,317,303)	(1,863,172)	425,379

Investments at value(a)	193,302,042	44,391,959	11,857,870
Cash	14	322,466	893
Foreign currency at value (identified cost $68,193, $4,602, $290,641, $0, $0, $0, $7,978,846)	68,220	4,605	290,390
Receivable for Fund shares sold	875,876	232,854	68,323
Receivable for securities sold	7,934,449	—	124,744
Receivable from investment advisor (Note 4)	15,943	7,211	8,866
Dividends and interest receivable	1,697,891	740,575	148,365
Tax reclaims receivable	—	—	—
Receivable for open forward currency contracts	—	—	25,911
Securities lending income receivable	26,643	2,566	—
Other assets	—	—	—

TOTAL ASSETS	203,921,078	45,702,236	12,525,362

LIABILITIES
Collateral on securities loaned, at value (Note 2)	24,906,801	3,750,635	—
Payable for securities purchased	11,492,261	690,988	549,275
Payable for Fund shares redeemed	305,479	31,446	800
Dividends payable	—	—	—
Management fees payable (Note 4)	74,912	23,558	5,707
Deferred Trustees’ fees (Note 4)	276,828	83,191	1,780
Administrative fees payable (Note 4)	14,559	3,693	3,553
Payable for open forward foreign currency contracts	—	—	10,017
Deferred foreign taxes payable	—	—	—
Other accounts payable and accrued expenses	74,361	6,978	13,063

TOTAL LIABILITIES	37,145,201	4,590,489	584,195

NET ASSETS	$166,775,877	$41,111,747	$11,941,167

NET ASSETS CONSIST OF:
Paid-in capital	$187,774,654	$123,851,199	$11,479,005
Undistributed (overdistributed) net investment income	(424,849)	(85,472)	(7,728)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,260,805)	(80,786,942)	22,938
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,313,123)	(1,867,038)	446,952

NET ASSETS	$166,775,877	$41,111,747	$11,941,167

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$116,439,506	$31,976,906	$887,307

Shares of beneficial interest	10,220,867	6,647,246	84,956

Net asset value and redemption price per share	$11.39	$4.81	$10.44

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.93	$5.04	$10.93

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$15,432,279	$3,202,159	$—

Shares of beneficial interest	1,351,242	664,678	—

Net asset value and offering price per share	$11.42	$4.82	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$16,800,720	$5,931,689	$269,564

Shares of beneficial interest	1,473,277	1,232,178	25,811

Net asset value and offering price per share	$11.40	$4.81	$10.44

Class Y shares:
Net assets	$18,103,372	$993	$10,784,296

Shares of beneficial interest	1,581,637	207	1,032,541

Net asset value, offering and redemption price per share	$11.45	$4.81	$10.44

(a) Including securities on loan with market values of:	$24,368,052	$3,735,821	$—

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund

$147,656,760	$58,053,212	$77,604,527	$12,903,414,714
974,774	369,645	(2,412,559)	(272,626,727)

148,631,534	58,422,857	75,191,968	12,630,787,987
—	—	—	478,033
—	—	—	7,978,846
393,234	2,577	6,536	53,880,585
—	—	—	677,633
15,066	11,624	6,024	—
558,634	949,795	1,211,565	194,612,482
—	—	—	24,415
—	—	—	—
15,406	—	—	509,381
—	—	—	1,611

149,613,874	59,386,853	76,416,093	12,888,950,973

24,412,261	—	—	783,942,770
126,666	—	—	88,903,011
93,394	352,744	359,214	17,054,058
145,106	48,783	85,469	—
45,192	34,857	33,417	5,664,396
242,096	94,454	170,212	445,608
10,550	5,687	7,487	1,013,673
—	—	—	—
—	—	—	126,137
52,940	24,405	34,422	1,950,286

25,128,205	560,930	690,221	899,099,939

$124,485,669	$58,825,923	$75,725,872	$11,989,851,034

$140,969,940	$59,064,246	$78,298,023	$12,092,740,832
(457,885)	15,445	243,229	(11,542,775)
(17,001,160)	(623,413)	(402,821)	182,507,465
974,774	369,645	(2,412,559)	(273,854,488)

$124,485,669	$58,825,923	$75,725,872	$11,989,851,034

$106,055,735	$57,548,356	$72,985,978	$6,494,293,930

9,512,164	3,612,363	10,471,265	448,989,556

$11.15	$15.93	$6.97	$14.46

$11.49	$16.64	$7.30	$15.14

$5,957,276	$1,277,567	$2,739,894	$207,028,003

534,899	80,374	392,622	14,244,581

$11.14	$15.90	$6.98	$14.53

$6,885,346	$—	$—	$4,442,404,635

617,207	—	—	305,803,005

$11.16	$—	$—	$14.53

$5,587,312	$—	$—	$846,124,466

499,628	—	—	58,524,716

$11.18	$—	$—	$14.46

$23,983,418	$—	$—	$769,257,993

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund (a)

INVESTMENT INCOME
Dividends	$—	$51,487	$—
Interest	4,482,169	1,566,712	52,271
Securities lending income (Note 2)	130,601	21,433	—
Less net foreign taxes withheld	—	(427)	—

	4,612,770	1,639,205	52,271

Expenses
Management fees (Note 4)	371,350	125,181	10,267
Service fees - Class A (Note 4)	139,411	40,515	120
Service and distribution fees - Class B (Note 4)	106,416	18,493	—
Service and distribution fees - Class C (Note 4)	74,362	28,082	142
Trustees’ fees and expenses (Note 4)	5,603	4,015	1,262
Administrative fees (Note 4)	43,543	11,033	3,553
Custodian fees and expenses	16,993	10,539	3,031
Transfer agent fees and expenses - Class A (Note 4)	94,879	23,285	451
Transfer agent fees and expenses - Class B (Note 4)	20,390	2,666	—
Transfer agent fees and expenses - Class C (Note 4)	12,547	4,025	134
Transfer agent fees and expenses - Class Y (Note 4)	12,207	2	165
Audit fees	19,910	19,711	12,190
Legal fees	4,350	1,383	32
Shareholder reporting expenses	28,559	5,395	1,723
Registration fees	28,001	22,458	805
Miscellaneous expenses	8,006	3,676	169

Total expenses	986,527	320,459	34,044
Less fee reduction and/or reimbursement (Note 4)	(75,783)	(45,600)	(19,237)

Net expenses	910,744	274,859	14,807

Net investment income	3,702,026	1,364,346	37,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,807,224	535,049	32,411
Foreign currency transactions	9,988	648	(9,473)
Net change in unrealized appreciation (depreciation) on:
Investments (including change in foreign capital gains tax accrual of ($126,137) for Strategic Income Fund)	(98,462)	(3,005,166)	425,379
Foreign currency translations	(3,894)	(5,405)	21,573

Total net realized and unrealized gain (loss) on investments and foreign currency transactions	1,714,856	(2,474,874)	469,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,416,882	$(1,110,528)	$507,354

(a)	From commencement of operations on February 1, 2008 through March 31, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund

$—	$—	$—	$17,058,661
3,086,606	1,612,139	1,973,602	393,008,988
43,295	—	—	4,550,819
—	—	—	(328,835)

3,129,901	1,612,139	1,973,602	414,289,633

308,514	198,658	208,938	32,110,216
133,304	80,942	100,262	7,850,865
30,406	7,330	16,828	1,110,081
27,890	—	—	21,061,568
4,758	4,247	4,403	91,496
32,623	17,513	22,103	3,032,693
13,559	9,542	9,856	372,335
67,608	20,650	21,555	2,930,624
3,859	469	909	104,144
3,527	—	—	1,964,018
422	—	—	340,591
20,011	18,278	17,162	21,411
2,493	1,416	1,890	142,458
9,004	5,743	3,400	488,628
29,611	9,884	18,435	244,177
5,616	4,322	4,551	110,090

693,205	378,994	430,292	71,975,395
(79,817)	(64,190)	(27,322)	(143,903)

613,388	314,804	402,970	71,831,492

2,516,513	1,297,335	1,570,632	342,458,141

100,482	(127,409)	(297,469)	191,846,621
—	—	—	2,484,969

1,913,582	(1,395,345)	(3,235,656)	(719,421,935)
—	—	—	(3,181,323)

2,014,064	(1,522,754)	(3,533,125)	(528,271,668)

$4,530,577	$(225,419)	$(1,962,493)	$(185,813,527)

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)(a)

FROM OPERATIONS:
Net investment income	$3,702,026	$8,937,252	$1,364,346	$2,616,602	$37,464
Net realized gain (loss) on investments and foreign currency transactions	1,817,212	3,057,453	535,697	2,071,153	22,938
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(102,356)	(455,077)	(3,010,571)	(1,570,220)	446,952

Net increase (decrease) in net assets resulting from operations	5,416,882	11,539,628	(1,110,528)	3,117,535	507,354

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,138,795)	(4,791,156)	(1,188,078)	(2,276,050)	(1,855)
Class B	(405,910)	(4,164,404)	(118,515)	(385,580)	—
Class C	(368,823)	(393,045)	(187,449)	(290,234)	(455)
Class Y	(500,276)	(746,123)	(6)	—	(42,882)
Net realized capital gain
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Y	—	—	—	—	—

Total distributions	(4,413,804)	(10,094,728)	(1,494,048)	(2,951,864)	(45,192)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(55,755,313)	(150,880)	1,637,146	2,103,465	11,479,005

Redemption fees
Class A	6,599	4,164	231	1,239	—
Class B	1,035	3,852	26	221	—
Class C	897	451	40	191	—
Class Y	1,015	627	—	—	—

	9,546	9,094	297	1,651	—

Net increase (decrease) in net assets	(54,742,689)	1,303,114	(967,133)	2,270,787	11,941,167

NET ASSETS
Beginning of the period	221,518,566	220,215,452	42,078,880	39,808,093	—

End of the period	$166,775,877	$221,518,566	$41,111,747	$42,078,880	$11,941,167

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$(424,849)	$286,929	$(85,472)	$44,230	$(7,728)

(a)	From commencement of operations on February 1, 2008 through March 31, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Massachusetts Tax Free Income Fund		Municipal Income Fund		Strategic Income Fund
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

$2,516,513	$5,111,524	$1,297,335	$2,742,720	$1,570,632	$3,455,146	$342,458,141	$404,960,779
100,482	65,262	(127,409)	915,434	(297,469)	635,763	194,331,590	72,055,207
1,913,582	261,814	(1,395,345)	(2,461,854)	(3,235,656)	(2,985,337)	(722,603,258)	228,448,541

4,530,577	5,438,600	(225,419)	1,196,300	(1,962,493)	1,105,572	(185,813,527)	705,464,527

(2,489,791)	(4,778,111)	(1,276,223)	(2,677,791)	(1,513,104)	(3,282,541)	(217,032,888)	(239,664,878)
(119,112)	(288,517)	(23,323)	(60,488)	(51,014)	(136,525)	(6,658,488)	(10,008,544)
(108,275)	(166,306)	—	—	—	—	(129,403,235)	(137,066,220)
(126,798)	(164,290)	—	—	—	—	(27,508,266)	(26,439,067)

—	—	—	—	(610,790)	(425,469)	(5,233,811)	—
—	—	—	—	(25,089)	(23,297)	(183,665)	—
—	—	—	—	—	—	(3,481,864)	—
—	—	—	—	—	—	(634,289)	—

(2,843,976)	(5,397,224)	(1,299,546)	(2,738,279)	(2,199,997)	(3,867,832)	(390,136,506)	(413,178,709)

(1,985,826)	(6,079,674)	(7,893,764)	(5,036,768)	(6,052,879)	(9,932,346)	2,100,045,497	5,126,647,863

—	—	—	—	—	—	181,728	182,774
—	—	—	—	—	—	6,366	8,908
—	—	—	—	—	—	121,959	122,627
—	—	—	—	—	—	22,162	19,120

—	—	—	—	—	—	332,215	333,429

(299,225)	(6,038,298)	(9,418,729)	(6,578,747)	(10,215,369)	(12,694,606)	1,524,427,679	5,419,267,110

124,784,894	130,823,192	68,244,652	74,823,399	85,941,241	98,635,847	10,465,423,355	5,046,156,245

$124,485,669	$124,784,894	$58,825,923	$68,244,652	$75,725,872	$85,941,241	$11,989,851,034	$10,465,423,355

$(457,885)	$(130,422)	$15,445	$17,656	$243,229	$236,715	$(11,542,775)	$26,601,961

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (e)

CORE PLUS BOND FUND
Class A
3/31/2008(j)	$11.31	$0.27	$0.13	$0.40	$(0.32)	$(0.32)	$0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
9/30/2004	11.63	0.47	0.13	0.60	(0.54)	(0.54)	0.00
9/30/2003(i)	11.28	0.37	0.34	0.71	(0.36)	(0.36)	—
12/31/2002	11.59	0.63	(0.32)	0.31	(0.62)	(0.62)	—
Class B
3/31/2008(j)	11.31	0.21	0.16	0.37	(0.26)	(0.26)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.62	0.38	0.14	0.52	(0.44)	(0.44)	0.00
9/30/2003(i)	11.28	0.30	0.34	0.64	(0.30)	(0.30)	—
12/31/2002	11.59	0.55	(0.32)	0.23	(0.54)	(0.54)	—
Class C
3/31/2008(j)	11.32	0.22	0.14	0.36	(0.28)	(0.28)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.63	0.38	0.14	0.52	(0.44)	(0.44)	0.00
9/30/2003(i)	11.29	0.30	0.34	0.64	(0.30)	(0.30)	—
12/31/2002	11.60	0.55	(0.32)	0.23	(0.54)	(0.54)	—
Class Y
3/31/2008(j)	11.36	0.28	0.14	0.42	(0.33)	(0.33)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00
9/30/2004	11.69	0.50	0.13	0.63	(0.58)	(0.58)	0.00
9/30/2003(i)	11.33	0.41	0.35	0.76	(0.40)	(0.40)	—
12/31/2002	11.63	0.69	(0.32)	0.37	(0.67)	(0.67)	—
HIGH INCOME FUND*
Class A
3/31/2008(j)	$5.12	$0.17	$(0.30)	$(0.13)	$(0.18)	$(0.18)	$0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)	0.00
9/30/2004	4.65	0.33	0.17	0.50	(0.33)	(0.33)	0.00
9/30/2003(i)	4.12	0.25	0.53	0.78	(0.25)	(0.25)	—
12/31/2002	4.94	0.39	(0.82)	(0.43)	(0.39)	(0.39)	—
Class B
3/31/2008(j)	5.13	0.15	(0.30)	(0.15)	(0.16)	(0.16)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
9/30/2003(i)	4.12	0.23	0.53	0.76	(0.23)	(0.23)	—
12/31/2002	4.95	0.36	(0.83)	(0.47)	(0.36)	(0.36)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Represents the total expenses prior to fee reductions and/or reimbursement of a portion of the Fund’s expenses.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(g)		Gross expenses (%) (b)(d)		Net investment income (%) (b)	Portfolio turnover rate (%)

$11.39	3.6	$116,440	0.97		1.06		4.66	33
11.31	5.7	105,780	1.04		1.09		4.41	69
11.23	4.0	91,464	1.05		1.08		4.46	91
11.41	2.4	105,111	1.13		1.18		3.93	64
11.69	5.3	120,009	1.19		1.22		4.05	69
11.63	6.4	133,887	1.28		1.28		4.31	61
11.28	2.8	147,647	1.18		1.18		5.65	65

11.42	3.3	15,432	1.73		1.81		3.71	33
11.31	4.9	87,101	1.79		1.85		3.64	69
11.24	3.3	109,782	1.80		1.83		3.72	91
11.41	1.6	132,221	1.88		1.93		3.18	64
11.70	4.6	148,556	1.94		1.97		3.29	69
11.62	5.8	161,317	2.03		2.03		3.55	61
11.28	2.1	141,188	1.93		1.93		4.90	65

11.40	3.2	16,801	1.71		1.81		3.92	33
11.32	4.9	12,690	1.78		1.82		3.66	69
11.25	3.3	6,983	1.80		1.82		3.63	91
11.42	1.6	6,065	1.88		1.93		3.17	64
11.71	4.6	6,162	1.94		1.98		3.30	69
11.63	5.8	7,612	2.03		2.03		3.55	61
11.29	2.1	9,024	1.93		1.93		4.90	65

11.45	3.7	18,103	0.72		0.79		4.91	33
11.36	6.1	15,946	0.70		0.75		4.75	69
11.29	4.3	11,986	0.80	(h)	0.80	(h)	4.58	91
11.46	2.7	9,060	0.88		0.99		4.18	64
11.74	5.5	10,941	0.94		0.98		4.30	69
11.69	6.9	17,889	0.73		0.73		4.85	61
11.33	3.5	18,346	0.67		0.67		6.15	65

$4.81	(2.5)	$31,977	1.15		1.37		6.69	17
5.12	8.1	32,603	1.18		1.43		6.40	41
5.09	9.4	29,069	1.31		1.48		6.70	41
4.98	10.3	25,817	1.58		1.72		6.60	42
4.82	11.1	24,641	1.65		1.65		6.97	51
4.65	19.5	23,809	1.71		1.71		7.62	41
4.12	(8.9)	22,454	1.58		1.58		8.85	114

4.82	(2.9)	3,202	1.90		2.12		5.90	17
5.13	7.2	4,201	1.94		2.18		5.63	41
5.10	8.8	7,283	2.08		2.25		6.00	41
4.98	9.3	12,034	2.33		2.47		5.85	42
4.83	10.5	17,967	2.40		2.40		6.22	51
4.65	18.8	23,405	2.46		2.46		6.89	41
4.12	(9.7)	23,031	2.33		2.33		8.10	114

(g)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(h)	Includes expense recapture of 0.06%.
(i)	For the nine months ended September 30, 2003.
(j)	For the six months ended March 31,2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund’s Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (e)

HIGH INCOME FUND* (continued)
Class C
3/31/2008(i)	$5.12	$0.15	$(0.30)	$(0.15)	$(0.16)	$(0.16)	$0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
9/30/2003(h)	4.12	0.23	0.53	0.76	(0.23)	(0.23)	—
12/31/2002	4.94	0.36	(0.82)	(0.46)	(0.36)	(0.36)	—
Class Y
3/31/2008(j)	4.87	0.03	(0.06)	(0.03)	(0.03)	(0.03)	—
INTERNATIONAL BOND FUND
Class A
3/31/2008(k)	$10.00	$0.04	$0.44	$0.48	$(0.04)	$(0.04)	$—
Class C
3/31/2008(k)	10.00	0.03	0.44	0.47	(0.03)	(0.03)	—
Class Y
3/31/2008(k)	10.00	0.04	0.44	0.48	(0.04)	(0.04)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(g)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(g)	Gross expenses (%) (b)(d)	Net investment income (%) (b)	Portfolio turnover rate (%)

$4.81	(2.9)	$5,932	1.90	2.12	5.95	17
5.12	7.2	5,275	1.93	2.17	5.63	41
5.09	8.6	3,457	2.07	2.23	5.96	41
4.98	9.3	3,554	2.33	2.47	5.82	42
4.83	10.5	2,608	2.40	2.40	6.22	51
4.65	18.8	2,858	2.46	2.46	6.89	41
4.12	(9.5)	2,605	2.33	2.33	8.10	114

4.81	(0.6)	1	0.90	2.39	6.94	17

$10.44	4.8	$887	1.10	3.11	2.54	19

10.44	4.7	270	1.85	3.75	1.55	19

10.44	4.8	10,784	0.85	1.94	2.18	19

(h)	For the nine months ended September 30, 2003.
(i)	For the six months ended March 31, 2008 (Unaudited).
(j)	From commencement of class operations on February 29, 2008 through March 31, 2008.
(k)	For the period February 1, 2008 (inception) through March 31, 2008.
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund’s Class C shares, which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class A
3/31/2008(i)	$11.00	$0.23	$0.18	$0.41	$(0.26)	$(0.26)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
9/30/2004	11.51	0.30	(0.09)	0.21	(0.42)	(0.42)
9/30/2003(d)	11.73	0.21	(0.07)	0.14	(0.36)	(0.36)
12/31/2002	11.36	0.42	0.49	0.91	(0.54)	(0.54)
Class B
3/31/2008(i)	10.99	0.19	0.18	0.37	(0.22)	(0.22)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
9/30/2004	11.49	0.22	(0.09)	0.13	(0.34)	(0.34)
9/30/2003(d)	11.71	0.15	(0.06)	0.09	(0.31)	(0.31)
12/31/2002	11.34	0.35	0.48	0.83	(0.46)	(0.46)
Class C
3/31/2008(i)	11.00	0.19	0.19	0.38	(0.22)	(0.22)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
9/30/2004	11.50	0.22	(0.08)	0.14	(0.34)	(0.34)
9/30/2003(d)	11.72	0.15	(0.06)	0.09	(0.31)	(0.31)
12/31/2002	11.35	0.35	0.48	0.83	(0.46)	(0.46)
Class Y
3/31/2008(i)	11.03	0.24	0.18	0.42	(0.27)	(0.27)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)
9/30/2004	11.55	0.32	(0.09)	0.23	(0.44)	(0.44)
9/30/2003(d)	11.78	0.25	(0.08)	0.17	(0.40)	(0.40)
12/31/2002	11.41	0.48	0.48	0.96	(0.59)	(0.59)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	For the nine months ended September 30, 2003.
(e)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(h)	Gross expenses (%) (b)(g)		Net investment income (%) (b)	Portfolio turnover rate (%)

$11.15	3.8	$106,056	0.93	1.07		4.14	26
11.00	4.5	108,536	0.99	1.10		4.13	45
11.00	3.2	114,180	1.04	1.09		3.57	50
11.09	1.1	141,417	1.24	1.24		2.50	93
11.30	1.9	106,701	1.32	1.32		2.60	80
11.51	1.2	117,225	1.37	1.37		2.41	53
11.73	8.2	106,013	1.35	1.35		3.66	88

11.14	3.4	5,957	1.68	1.82		3.39	26
10.99	3.7	6,787	1.74	1.85		3.37	45
10.98	2.4	9,952	1.79	1.84		2.79	50
11.07	0.3	15,114	1.99	1.99		1.75	93
11.28	1.2	10,107	2.00	2.00		1.95	80
11.49	0.7	14,637	2.02	2.02		1.77	53
11.71	7.5	16,263	2.00	2.00		3.01	88

11.16	3.4	6,885	1.68	1.82		3.38	26
11.00	3.6	5,261	1.74	1.85		3.38	45
10.99	2.5	4,230	1.79	1.84		2.81	50
11.08	0.2	5,715	1.99	1.99		1.75	93
11.30	1.3	6,949	2.00	2.00		1.94	80
11.50	0.7	8,704	2.02	2.02		1.77	53
11.72	7.5	8,079	2.02	2.00		3.01	88

11.18	3.9	5,587	0.68	0.71		4.38	26
11.03	4.8	4,201	0.71	0.75		4.43	45
11.03	3.4	2,461	0.74	0.74		3.89	50
11.13	1.2	2,533	1.02	1.59	(e)	2.77	93
11.34	2.1	4,233	1.13	1.13		2.82	80
11.55	1.5	6,886	0.93	0.93		2.87	53
11.78	8.6	8,529	0.88	0.88		4.14	88

(g)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	For the six months ended March 31, 2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund’s Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

MASSACHUSETTS TAX FREE INCOME FUND
Class A
3/31/2008(i)	$16.31	$0.32	(h)	$(0.38)	$(0.06)	$(0.32)	$—	$(0.32)
9/30/2007	16.67	0.64	(h)	(0.36)	0.28	(0.64)	—	(0.64)
9/30/2006	16.62	0.64		0.05	0.69	(0.64)	—	(0.64)
9/30/2005	16.58	0.60		0.04	0.64	(0.60)	—	(0.60)
9/30/2004	16.41	0.61		0.17	0.78	(0.61)	—	(0.61)
9/30/2003(e)	16.40	0.49		0.01	0.50	(0.49)	—	(0.49)
12/31/2002	15.82	0.67		0.59	1.26	(0.68)	—	(0.68)
Class B
3/31/2008(i)	16.28	0.26	(h)	(0.38)	(0.12)	(0.26)	—	(0.26)
9/30/2007	16.64	0.52	(h)	(0.36)	0.16	(0.52)	—	(0.52)
9/30/2006	16.58	0.51		0.06	0.57	(0.51)	—	(0.51)
9/30/2005	16.54	0.46		0.05	0.51	(0.47)	—	(0.47)
9/30/2004	16.37	0.49		0.18	0.67	(0.50)	—	(0.50)
9/30/2003(e)	16.36	0.41		0.01	0.42	(0.41)	—	(0.41)
12/31/2002	15.78	0.57		0.58	1.15	(0.57)	—	(0.57)
MUNICIPAL INCOME FUND
Class A
3/31/2008(i)	$7.33	$0.14	(h)	$(0.30)	$(0.16)	$(0.14)	$(0.06)	$(0.20)
9/30/2007	7.55	0.28	(h)	(0.19)	0.09	(0.28)	(0.03)	(0.31)
9/30/2006	7.48	0.28		0.07	0.35	(0.28)	—	(0.28)
9/30/2005	7.47	0.28		0.01	0.29	(0.28)	—	(0.28)
9/30/2004	7.41	0.29		0.06	0.35	(0.29)	—	(0.29)
9/30/2003(e)	7.43	0.23		(0.02)	0.21	(0.23)	—	(0.23)
12/31/2002	7.25	0.34		0.18	0.52	(0.34)	—	(0.34)
Class B
3/31/2008(i)	7.34	0.11	(h)	(0.30)	(0.19)	(0.11)	(0.06)	(0.17)
9/30/2007	7.56	0.22	(h)	(0.19)	0.03	(0.22)	(0.03)	(0.25)
9/30/2006	7.49	0.23		0.07	0.30	(0.23)	—	(0.23)
9/30/2005	7.48	0.22		0.01	0.23	(0.22)	—	(0.22)
9/30/2004	7.41	0.24		0.07	0.31	(0.24)	—	(0.24)
9/30/2003(e)	7.44	0.19		(0.03)	0.16	(0.19)	—	(0.19)
12/31/2002	7.25	0.29		0.19	0.48	(0.29)	—	(0.29)

(a)	A sales charge for Class A and contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	For the nine months ended September 30, 2003.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of period (000’s)	Net expenses (%) (b)(f)		Gross expenses (%) (b)(c)		Net investment income (%) (b)	Portfolio turnover rate (%)

$15.93	(0.4)	$57,548	0.93		1.13		3.94	0
16.31	1.7	66,585	0.95		1.16		3.89	23
16.67	4.2	72,479	1.02	(g)	1.14	(g)	3.86	8
16.62	3.9	77,018	1.22		1.22		3.59	5
16.58	4.9	81,427	1.33		1.33		3.74	21
16.41	3.1	86,368	1.38		1.38		3.99	9
16.40	8.1	92,053	1.34		1.34		4.19	33

15.90	(0.8)	1,278	1.68		1.88		3.17	0
16.28	0.9	1,660	1.70		1.91		3.13	23
16.64	3.5	2,345	1.77	(g)	1.89	(g)	3.10	8
16.58	3.1	3,207	1.97		1.97		2.84	5
16.54	4.2	4,435	2.00		2.00		3.08	21
16.37	2.6	6,185	2.03		2.03		3.34	9
16.36	7.4	6,742	1.99		1.99		3.54	33

$6.97	(2.3)	$72,986	0.93		1.00		3.79	0
7.33	1.2	82,144	0.95		1.03		3.72	17
7.55	4.8	93,448	0.97		0.99		3.83	14
7.48	3.9	102,255	1.07		1.07		3.65	29
7.47	4.9	111,801	1.11		1.11		4.00	35
7.41	2.9	126,906	1.10		1.10		4.14	42
7.43	7.3	133,005	1.06		1.06		4.67	33

6.98	(2.7)	2,740	1.68		1.75		3.03	0
7.34	0.4	3,797	1.70		1.78		2.97	17
7.56	4.0	5,188	1.72		1.75		3.07	14
7.49	3.1	7,610	1.82		1.82		2.90	29
7.48	4.2	9,087	1.86		1.86		3.25	35
7.41	2.2	10,884	1.85		1.85		3.39	42
7.44	6.7	12,326	1.81		1.81		3.92	33

(f)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes expense recapture of 0.01%.
(h)	Per share net investment income has been calculated using the average shares outstanding during the period.
(i)	For the six months ended March 31, 2008 (Unaudited).

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (f)

STRATEGIC INCOME FUND*
Class A
3/31/2008(i)	$15.18	$0.47	$(0.67)	$(0.20)	$(0.51)	$(0.01)	$(0.52)	$0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)	0.00
9/30/2004	12.57	0.75	1.11	1.86	(0.86)	—	(0.86)	0.00
9/30/2003(d)	10.72	0.57	1.93	2.50	(0.65)	—	(0.65)	—
12/31/2002	9.88	0.75	0.72	1.47	(0.63)	—	(0.63)	—
Class B
3/31/2008(i)	15.25	0.41	(0.66)	(0.25)	(0.46)	(0.01)	(0.47)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.59	0.65	1.10	1.75	(0.74)	—	(0.74)	0.00
9/30/2003(d)	10.71	0.51	1.92	2.43	(0.55)	—	(0.55)	—
12/31/2002	9.88	0.67	0.73	1.40	(0.57)	—	(0.57)	—
Class C
3/31/2008(i)	15.24	0.41	(0.65)	(0.24)	(0.46)	(0.01)	(0.47)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.58	0.64	1.11	1.75	(0.73)	—	(0.73)	0.00
9/30/2003(d)	10.70	0.50	1.93	2.43	(0.55)	—	(0.55)	—
12/31/2002	9.87	0.67	0.73	1.40	(0.57)	—	(0.57)	—
Class Y
3/31/2008(i)	15.17	0.49	(0.66)	(0.17)	(0.53)	(0.01)	(0.54)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)	0.00
9/30/2004	12.58	0.78	1.11	1.89	(0.90)	—	(0.90)	0.00
9/30/2003(d)	10.74	0.60	1.93	2.53	(0.69)	—	(0.69)	—
12/31/2002	9.90	0.80	0.71	1.51	(0.67)	—	(0.67)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	For the nine months ended September 30, 2003.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(f)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(h)	Gross expenses (%) (b)(g)	Net investment income (loss) (%) (b)	Portfolio turnover rate (%)

$14.46	(1.3)	$6,494,294	0.98	0.98	6.24	21
15.18	9.9	5,749,315	1.00	1.00	5.39	22
14.60	9.0	2,782,887	1.05	1.05	5.01	21
14.17	10.2	977,198	1.18	1.18	4.71	14
13.57	15.2	343,586	1.23	1.23	5.66	28
12.57	23.7	140,576	1.28	1.31	6.49	27
10.72	15.5	92,303	1.33	1.33	7.38	30

14.53	(1.7)	207,028	1.73	1.73	5.45	21
15.25	9.1	233,418	1.76	1.76	4.61	22
14.66	8.2	179,927	1.79	1.79	4.26	21
14.22	9.5	144,081	1.93	1.93	3.98	14
13.60	14.3	128,714	1.98	1.98	4.91	28
12.59	23.0	118,217	2.03	2.06	5.73	27
10.71	14.6	98,501	2.08	2.08	6.63	30

14.53	(1.6)	4,442,405	1.73	1.73	5.49	21
15.24	9.1	3,843,823	1.75	1.75	4.63	22
14.65	8.1	1,812,278	1.79	1.79	4.24	21
14.22	9.5	765,200	1.93	1.93	3.93	14
13.60	14.3	255,705	1.98	1.98	4.87	28
12.58	23.0	66,394	2.03	2.06	5.73	27
10.70	14.7	27,727	2.08	2.08	6.63	30

14.46	(1.2)	846,124	0.73	0.73	6.52	21
15.17	10.2	638,868	0.74	0.74	5.67	22
14.59	9.3	271,065	0.78	0.78	5.30	21
14.17	10.5	50,369	0.91	0.91	4.98	14
13.57	15.5	10,833	1.00	1.08	5.93	28
12.58	24.0	2,193	0.97	0.97	6.83	27
10.74	15.9	1,039	0.94	0.94	7.77	30

(g)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	For the six months ended March 31, 2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund’s Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization.  Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Natixis Funds Trust II:

Loomis Sayles Massachusetts Tax Free Income Fund (the “Massachusetts Tax Free Income Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Municipal Income Fund (the “Municipal Income Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Core Plus Bond Fund, High Income Fund, International Bond Fund, Limited Term Government and Agency Fund, and Strategic Income Fund each offer Class A, Class C and Class Y shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus. On February 29, 2008, High Income Fund began offering Class Y Shares.

On February 29, 2008, the Board of Trustees approved the liquidation and termination of the Massachusetts Tax Free Income Fund and the Municipal Income Fund. Effective at the close of business on March 14, 2008, no new accounts may be opened in Class A shares of the Massachusetts Tax Free Income and Municipal Income Funds. Effective at the close of business on April 11, 2008, no additional investments may be made in Class A shares of the Massachusetts Tax Free Income and Municipal Income Funds. It is expected that the sale of the Massachusetts Tax Free Income and Municipal Income Funds’ assets and the corresponding liquidating distributions to shareholders will be completed by June 13, 2008.

Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.   Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  International Bond Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, the International Bond Fund had the following open forward foreign currency exchange contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)

Buy	6/18/2008	Australian Dollar	220,000	$198,731	$(5,143)
Sell	6/18/2008	Australian Dollar	220,000	198,730	5,097
Sell	6/18/2008	Canadian Dollar	300,000	291,519	9,901
Buy	6/18/2008	Iceland Krona	5,500,000	72,163	2,521
Sell	6/18/2008	New Zealand Dollar	252,087	195,482	8,392
Buy	6/18/2008	New Zealand Dollar	256,564	198,953	(4,874)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, paydowns gains and losses, expired capital loss carryforwards, return of capital and capital gains distributions from REITS and market discount adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, dividends payable, straddle loss deferrals, REIT basis adjustments, TIP discount accretion, defaulted bond interest, capital loss carryforwards and post-October capital loss deferrals. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Exempt Interest Dividends	Total
Core Plus Bond Fund	$10,094,728	$—	$—	$10,094,728
High Income Fund	2,951,864	—	—	2,951,864
Limited Term Government and Agency Fund	5,397,224	—	—	5,397,224
Massachusetts Tax Free Income Fund	42,308	—	2,695,971	2,738,279
Municipal Income Fund	80,874	448,766	3,338,192	3,867,832
Strategic Income Fund	413,178,709	—	—	413,178,709

As of September 30, 2007, the capital loss carryforwards and post-October losses were as follows:

Capital Loss Carryforward	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund
Expires September 30, 2008	$—	$11,101,868	$4,165,768	$—	$—	$—
Expires September 30, 2009	—	43,374,721	4,128,091	—	—	—
Expires September 30, 2010	20,430,847	26,826,634	663,109	204,147	—	—
Expires September 30, 2011	—	—	425,323	—	—	—
Expires September 30, 2012	—	—	193,904	—	—	—
Expires September 30, 2013	—	—	—	154,156	—	—
Expires September 30, 2014	181,728	—	2,770,324	—	—	—
Expires September 30, 2015	—	—	4,336,746	—	—	—

Total capital loss carryforward	$20,612,575	$81,303,223	$16,683,265	$358,303	$—	$—
Deferred net capital losses (post-October 2006)	—	—	368,090	—	—	—

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

Fund	Value of Securities on Loan	Value of Collateral Received
Core Plus Bond Fund	$24,368,052	$24,906,801
High Income Fund	3,735,821	3,750,635
International Bond Fund	—	—
Limited Term Government and Agency Fund	23,983,418	24,412,261
Massachusetts Tax Free Income Fund	—	—
Municipal Income Fund	—	—
Strategic Income Fund	769,257,993	783,942,770

i.  Delayed Delivery Commitments.  Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncements.  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

3.  Purchases and Sales of Securities.  For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$37,052,238	$74,090,035	$18,143,638	$34,075,298
High Income Fund	515,073	4,400,440	6,384,095	3,297,374
International Bond Fund	—	—	13,065,047	2,009,458
Limited Term Government and Agency Fund	21,128,653	27,537,953	5,512,243	677,374
Massachusetts Tax Free Income Fund	—	—	—	9,495,079
Municipal Income Fund	—	—	—	8,973,755
Strategic Income Fund	214,163,354	827,165,920	3,365,273,883	1,530,202,491

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Over $2 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%
Massachusetts Tax Free Income Fund	0.3000%	0.2500%	0.2500%	0.2500%
Municipal Income Fund	0.5000%	0.3750%	0.3750%	0.3750%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%
Massachusetts Tax Free Income Fund	0.3000%	0.2500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

Loomis Sayles has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the period from February 1, 2008 to March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Massachusetts Tax Free Income Fund	0.90%	1.65%	—	—
Municipal Income Fund	0.90%	1.65%	—	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Prior to February 1, 2008, the expense limits as a percentage of average daily net assets were as follows:

Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	1.00%	1.75%	1.75%	0.75%
High Income Fund	1.15%	1.90%	1.90%	—
Limited Term Government and Agency Fund	0.95%	1.70%	1.70%	0.70%
Massachusetts Tax Free Income Fund	0.95%	1.70%	—	—
Municipal Income Fund	0.95%	1.70%	—	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the six months ended March 31, 2008, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$185,675	$—	$185,675	0.226%	0.226%
High Income Fund	125,181	15,201	109,980	0.600%	0.527%
International Bond Fund	10,267	10,267	—	0.600%	—
Limited Term Government and Agency Fund	308,514	3,387	305,127	0.500%	0.495%
Massachusetts Tax Free Income Fund	99,329	21,129	78,200	0.300%	0.236%
Municipal Income Fund	208,938	3,830	205,108	0.500%	0.490%
Strategic Income Fund	32,110,216	—	32,110,216	0.560%	0.560%

For the six months ended March 31, 2008, the advisory administration fees and fee reductions for each Fund were as follows:

Fund	Gross Advisory Administration Fee	Reduction of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$185,675	$—	$185,675	0.226%	0.226%
Massachusetts Tax Free Income Fund	99,329	21,129	78,200	0.300%	0.236%

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, expenses have been reimbursed as follows:

Fund	Reimbursement
Core Plus Bond Fund	$73,719
High Income Fund	29,878
International Bond Fund	8,970
Limited Term Government and Agency Fund	74,887
Massachusetts Tax Free Income Fund	21,104
Municipal Income Fund	22,446

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until September 30, 2008
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$53,063	$63,776	$3,785	$7,570	$128,194
High Income Fund	77,322	14,686	11,135	—	103,143
Limited Term Government and Agency Fund	123,524	9,302	5,322	1,520	139,668
Massachusetts Tax Free Income Fund	145,281	4,112	—	—	149,393
Municipal Income Fund	72,756	3,765	—	—	76,521

	Expenses Subject to Possible Reimbursement until September 30, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$51,872	$9,147	$7,037	$5,663	$73,719
High Income Fund	35,036	3,970	6,071	2	45,079
International Bond	962	—	272	18,003	19,237
Limited Term Government and Agency Fund	70,042	3,992	3,680	560	78,274
Massachusetts Tax Free Income Fund	61,972	1,390	—	—	63,362
Municipal Income Fund	25,231	1,045	—	—	26,276

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships whose sole general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), the Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New Funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Core Plus Bond Fund	$43,543	$2,064	$41,479
High Income Fund	11,033	521	10,512
International Bond Fund	3,553	—	3,553
Limited Term Government and Agency Fund	32,623	1,543	31,080
Massachusetts Tax Free Income Fund	17,513	828	16,685
Municipal Income Fund	22,103	1,046	21,057
Strategic Income Fund	3,032,693	143,903	2,888,790

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and Service and Distribution Plans relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Core Plus Bond Fund	$139,411	$26,604	$18,591	$79,812	$55,771
High Income Fund	40,515	4,623	7,021	13,870	21,061
International Bond Fund	120	—	35	—	107
Limited Term Government and Agency Fund	133,304	7,602	6,973	22,804	20,917
Massachusetts Tax Free Income Fund	80,942	1,832	—	5,498	—
Municipal Income Fund	100,262	4,207	—	12,621	—
Strategic Income Fund	7,850,865	277,520	5,265,392	832,561	15,796,176

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Sub-Transfer Agent Expense
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	$30,386	$11,144	$4,766	$11,563
High Income Fund	12,263	1,387	2,168	—
International Bond Fund	—	—	—	—
Limited Term Government and Agency Fund	13,399	807	670	365
Massachusetts Tax Free Income Fund	2,086	58	—	—
Municipal Income Fund	1,582	76	—	—
Strategic Income Fund	1,543,148	63,663	1,172,828	254,851

e.  Commissions.  The Funds have been informed that commissions (including CDSC) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the six months ended March 31, 2008 were as follows:

Fund	Commission
Core Plus Bond Fund	$59,568
High Income Fund	40,529
International Bond Fund	—
Limited Term Government and Agency Fund	39,620
Massachusetts Tax Free Income Fund	16,952
Municipal Income Fund	73,069
Strategic Income Fund	6,026,957

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g.  Redemption Fees.  Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund, International Bond Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund, International Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund. The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit.  Each Fund except Municipal Income Fund and Massachusetts Tax Free Income Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, High Income Fund and Strategic Income Fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Concentrations.  Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations.

International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular company. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of bonds in its portfolio.

7.  Shareholders.  At March 31, 2008, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 36,703 shares of beneficial interest of Limited Term Government and Agency Fund.

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,826,424	$20,848,544	2,862,355	$32,253,428
Issued in connection with the reinvestment of distributions	210,266	2,389,787	327,958	3,693,825
Redeemed	(1,169,444)	(13,318,471)	(1,977,946)	(22,285,053)

Net change	867,246	$9,919,860	1,212,367	$13,662,200

Class B
Issued from the sale of shares	62,203	$707,859	2,199,092	$24,806,440
Issued in connection with the reinvestment of distributions	25,513	290,676	70,968	800,778
Redeemed	(6,434,926)	(72,725,481)	(4,340,292)	(48,938,825)

Net change	(6,347,210)	$(71,726,946)	(2,070,232)	$(23,331,607)

Class C
Issued from the sale of shares	610,921	$6,975,458	686,381	$7,745,373
Issued in connection with the reinvestment of distributions	11,631	132,281	13,038	146,800
Redeemed	(270,247)	(3,076,386)	(199,397)	(2,240,505)

Net change	352,305	$4,031,353	500,022	$5,651,668

Class Y
Issued from the sale of shares	345,813	$3,953,494	598,492	$6,770,657
Issued in connection with the reinvestment of distributions	20,992	239,666	36,251	410,202
Redeemed	(188,873)	(2,172,740)	(293,171)	(3,314,000)

Net change	177,932	$2,020,420	341,572	$3,866,859

Increase (decrease) from capital share transactions	(4,949,727)	$(55,755,313)	(16,271)	$(150,880)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,187,514	$5,909,935	2,247,757	$11,689,925
Issued in connection with the reinvestment of distributions	173,875	860,495	295,946	1,539,928
Redeemed	(1,081,769)	(5,374,201)	(1,884,840)	(9,783,658)

Net change	279,620	$1,396,229	658,863	$3,446,195

Class B
Issued from the sale of shares	1,077	$5,391	106,656	$557,060
Issued in connection with the reinvestment of distributions	14,974	74,291	39,879	208,208
Redeemed	(170,635)	(851,933)	(756,563)	(3,941,404)

Net change	(154,584)	$(772,251)	(610,028)	$(3,176,136)

Class C
Issued from the sale of shares	367,618	$1,828,190	479,271	$2,499,368
Issued in connection with the reinvestment of distributions	20,224	100,100	30,663	159,675
Redeemed	(185,138)	(916,128)	(159,243)	(825,637)

Net change	202,704	$1,012,162	350,691	$1,833,406

Class Y*
Issued from the sale of shares	205	$1,000	—	$—
Issued in connection with the reinvestment of distributions	2	6	—	—
Redeemed	—	—	—	—

Net change	207	$1,006	—	$—

Increase (decrease) from capital share transactions	327,947	$1,637,146	399,526	$2,103,465

* From commencement of operations on February 29, 2008 through March 31, 2008.

	Period EndedMarch 31, 2008**		Year EndedSeptember 30, 2007
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	84,777	$873,366	—	$—
Issued in connection with the reinvestment of distributions	179	1,855	—	—
Redeemed	—	—	—	—

Net change	84,956	$875,221	—	$—

Class C
Issued from the sale of shares	25,852	$266,332	—	$—
Issued in connection with the reinvestment of distributions	36	369	—	—
Redeemed	(77)	(800)	—	—

Net change	25,811	$265,901	—	$—

Class Y
Issued from the sale of shares	1,028,328	$10,295,001	—	$—
Issued in connection with the reinvestment of distributions	4,213	42,882	—	—
Redeemed	—	—	—	—

Net change	1,032,541	$10,337,885	—	$—

Increase (decrease) from capital share transactions	1,143,308	$11,479,005	—	$—

** From commencement of operations on February 1, 2008 through March 31, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	410,336	$4,547,548	1,309,019	$14,378,605
Issued in connection with the reinvestment of distributions	144,935	1,609,250	292,426	3,213,916
Redeemed	(911,251)	(10,094,561)	(2,117,193)	(23,272,778)

Net change	(355,980)	$(3,937,763)	(515,748)	$(5,680,257)

Class B
Issued from the sale of shares	41,436	$461,491	52,757	$579,223
Issued in connection with the reinvestment of distributions	9,366	103,824	22,869	251,120
Redeemed	(133,670)	(1,477,192)	(364,484)	(3,999,981)

Net change	(82,868)	$(911,877)	(288,858)	$(3,169,638)

Class C
Issued from the sale of shares	255,216	$2,839,915	217,432	$2,387,379
Issued in connection with the reinvestment of distributions	5,679	63,076	9,729	106,924
Redeemed	(121,800)	(1,353,114)	(133,821)	(1,470,673)

Net change	139,095	$1,549,877	93,340	$1,023,630

Class Y
Issued from the sale of shares	201,113	$2,233,241	217,392	$2,396,763
Issued in connection with the reinvestment of distributions	7,492	83,420	12,038	132,694
Redeemed	(89,807)	(1,002,724)	(71,670)	(782,866)

Net change	118,798	$1,313,937	157,760	$1,746,591

Increase (decrease) from capital share transactions	(180,955)	$(1,985,826)	(553,506)	$(6,079,674)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Massachusetts Tax Free Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	58,204	$948,659	138,166	$2,283,448
Issued in connection with the reinvestment of distributions	58,965	951,382	122,828	2,029,190
Redeemed	(586,547)	(9,443,916)	(526,246)	(8,703,580)

Net change	(469,378)	$(7,543,875)	(265,252)	$(4,390,942)

Class B
Issued from the sale of shares	1,640	$25,977	5,884	$96,247
Issued in connection with the reinvestment of distributions	997	16,046	2,630	43,409
Redeemed	(24,246)	(391,912)	(47,481)	(785,482)

Net change	(21,609)	$(349,889)	(38,967)	$(645,826)

Increase (decrease) from capital share transactions	(490,987)	$(7,893,764)	(304,219)	$(5,036,768)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Municipal Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	533,273	$3,795,732	441,328	$3,284,696
Issued in connection with the reinvestment of distributions	209,100	1,498,785	348,809	2,605,901
Redeemed	(1,473,828)	(10,455,189)	(1,967,484)	(14,568,025)

Net change	(731,455)	$(5,160,672)	(1,177,347)	$(8,677,428)

Class B
Issued from the sale of shares	1,505	$10,867	23,490	$176,022
Issued in connection with the reinvestment of distributions	5,701	40,958	13,044	97,685
Redeemed	(131,775)	(944,032)	(205,834)	(1,528,625)

Net change	(124,569)	$(892,207)	(169,300)	$(1,254,918)

Increase (decrease) from capital share transactions	(856,024)	$(6,052,879)	(1,346,647)	$(9,932,346)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	111,604,410	$1,676,415,779	227,999,564	$3,401,598,542
Issued in connection with the reinvestment of distributions	10,882,089	162,328,505	11,338,684	169,415,802
Redeemed	(52,237,695)	(779,243,539)	(51,264,181)	(764,388,527)

Net change	70,248,804	$1,059,500,745	188,074,067	$2,806,625,817

Class B
Issued from the sale of shares	221,465	$3,336,904	5,257,203	$78,803,755
Issued in connection with the reinvestment of distributions	208,942	3,134,928	304,859	4,574,346
Redeemed	(1,492,466)	(22,509,646)	(2,532,198)	(37,899,012)

Net change	(1,062,059)	$(16,037,814)	3,029,864	$45,479,089

Class C
Issued from the sale of shares	68,092,393	$1,026,263,085	144,314,933	$2,160,951,327
Issued in connection with the reinvestment of distributions	3,283,539	49,174,923	3,151,961	47,297,035
Redeemed	(17,722,779)	(265,711,718)	(19,028,982)	(284,966,223)

Net change	53,653,153	$809,726,290	128,437,912	$1,923,282,139

Class Y
Issued from the sale of shares	23,405,297	$351,024,555	29,854,706	$445,418,950
Issued in connection with the reinvestment of distributions	435,015	6,482,671	346,573	5,174,756
Redeemed	(7,420,418)	(110,650,950)	(6,672,173)	(99,332,888)

Net change	16,419,894	$246,856,276	23,529,106	$351,260,818

Increase (decrease) from capital share transactions	139,259,792	$2,100,045,497	343,070,949	$5,126,647,863

10.  Unfunded Loan Commitments.  As of March 31, 2008, the Strategic Income Fund had one unfunded loan commitment which could be funded at the option of the following Borrower, pursuant to the loan agreement:

Borrower	Unfunded Loan Commitment
Community Health Systems, Inc.	$150,489

EQUITY FUNDS

SEMIANNUAL REPORT

March 31, 2008

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Research Fund

Loomis Sayles Value Fund

Management Discussion and Performance page 1

Portfolio of Investments page 13

Financial Statements page 27

LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Managers:

Mark Baribeau, CFA

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles &     Company, L.P.

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

What You Should Know:

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Amid worldwide volatility in both the stock and bond markets, Loomis Sayles Global Markets Fund returned -4.91% for the six months ended March 31, 2008, based on the net asset value of Class A shares, with $0.53 in dividends and $0.44 in capital gains reinvested. For the period, the fund’s primary benchmark, the MSCI World Index (common stocks from developed countries around the world) returned -11.06%, while its secondary benchmark, Citigroup World Government Bond Index (government bonds issued in the United States and other developed countries) returned 13.96%. The average return on Morningstar’s World Allocation category (primarily global equity funds) was -4.29% for the period.

QUALITY BONDS OUTPERFORM HIGH-YIELD BONDS AND COMMON STOCKS

Global equity securities dominated the portfolio throughout the fiscal period, but this group significantly underperformed bonds, as illustrated by the divergent results of the fund’s two benchmarks. Fixed-income performance was led by select local currency market securities as the dollar continued to decline. From a currency perspective, Brazil, Uruguay, Poland and Singapore held up better than most, as most world economies sagged. Reflecting investors’ increasing risk aversion during the period, high-quality bonds outperformed higher-risk issues. Our U.S. Treasury notes performed well, as did certain bonds issued in local currencies.

Poor performers included high-yield corporate bonds issued by Residential Capital, a U.S. mortgage originator; R.H. Donnelley, a Yellow Pages publisher operating primarily in the United States; Edcon Proprietary, a leading South African retailer of clothing, footwear and textiles; and Sappi Papier Holding AG, a South African pulp, paper and timber company. Ranked by country, the hardest hit bonds were issued by companies in Austria, Argentina, Luxembourg and South Africa. Finance and retail were the weakest sectors.

STRONG STOCK SELECTION COULD NOT COMPENSATE FOR PRICE DECLINES

Stock selection in the materials and healthcare sectors benefited the equity segment. These included packaging giant Owens-Illinois, which beat earnings estimates; fertilizer company Potash Corp., which is experiencing strong demand for its products; and two healthcare leaders – biopharmaceutical specialist Gilead Sciences and Intuitive Surgical Inc., which designs and builds robotically assisted surgical systems. The top three individual stocks were international transaction processing company MasterCard; First Solar, a leader in solar energy; and Monsanto, a leader in agricultural biotechnology.

Unfortunately, the strength of our equity selections could not compensate for declining values, most notably in the financial and information technology sectors. Even such well known financial giants as Goldman Sachs and Lehman Brothers fell amid the turmoil, and we sold Lehman Brothers. Individual stocks with the most negative impact included graphics processor specialist NVIDIA, which was under pressure from competitors; internet search giant Google, which declined when its revenues fell short of expectations; and Precision Castparts, a leading industrial goods and metal fabrication company that missed revenue expectations. We sold NVIDIA and Precision and trimmed the fund’s holdings in Google.

OUTLOOK IS FOR A MILD RECESSION AND SLOWLY IMPROVING LIQUIDITY

Credit spreads – the difference in yield between lower-quality bonds and U.S. Treasuries – appeared to reach a peak in early March, as virtually all major banks and broker dealers in the United States and Europe experienced difficulties. The collapse and subsequent rescue of Bear Stearns, and the Federal Reserve Board’s efforts to support the U.S. financial markets, may have marked a turning point in the credit crisis.

Going forward, we expect the U.S. economy to navigate the current slowdown. We also believe the slide in the U.S. dollar may be nearing an end. Consequently, our bond strategy has been to reduce the fund’s exposure to U.S. Treasuries and avoid the more volatile foreign currencies, while increasing the fund’s position in high-yield bonds. On the equity side, our strategy is to maintain a global portfolio consisting of the best value and growth ideas we can find, and to focus on stock selection rather than country allocation.

1

LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Returns — March 31, 20085

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A1
Net Asset Value[2]	-4.91%	10.05%	15.48%	10.74%
With Maximum Sales Charge[3]	-10.40	3.75	14.12	10.08

CLASS C1
Net Asset Value[2]	-5.23	9.25	14.62	9.91
With CDSC[4]	-6.13	8.25	14.62	9.91

CLASS Y1
Net Asset Value[2]	-4.79	10.31	15.75	11.01

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
MSCI World Index	-11.06%	-2.77%	16.52%	5.02%
Citigroup World Government Bond Index	13.96	20.29	8.14	7.22
Morningstar World Allocation Fund Avg.	-4.29	3.35	15.04	8.19

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares, the successor to the fund’s Institutional Class, are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08	9/30/07
Common Stocks	69.6	66.6
Preferred Stocks	0.2	0.0
Bonds & Notes	26.4	27.2
Short-Term Investments and Other	3.8	6.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/08	9/30/07
Monsanto Co.	2.6	1.4
ABB Ltd.	2.5	2.3
MasterCard, Inc., Class A	2.3	1.4
America Movil SAB de CV, Series L	1.9	1.2
Research In Motion Ltd.	1.8	1.8
Nintendo Co. Ltd.	1.7	2.4
Apple, Inc.	1.6	2.1
Southwestern Energy Co.	1.6	0.0
Petroleo Brasileiro SA	1.6	0.0
McDonald's Corp.	1.5	1.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/08	9/30/07
Electrical Equipment	7.6	2.3
Wireless Telecommunication Services	5.9	3.2
Capital Markets	4.8	3.6
Oil, Gas & Consumable Fuels	4.4	1.4
Chemicals	4.1	3.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.37%	1.25%
C	2.11	2.00
Y	1.02	1.00

NOTES TO CHARTS

See page 9 for a description of the indexes.

[1]

Returns shown in the chart include performance of the fund’s Institutional Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect the loads and expenses of Class A and Class C shares, respectively. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes the maximum sales charge of 5.75%.
[4]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/09.

2

LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Managers:

Mark Baribeau, CFA

Pamela Czekanski, CFA

Richard Skaggs, CFA

Loomis, Sayles &

   Company, L.P.

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund’s overall return. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Concerns that problems originating in the mortgage and housing industries might lead to a general economic slowdown depressed equity prices during the six months ending March 31, 2008. In a volatile period for equities, Loomis Sayles Growth Fund’s Class A shares returned -12.41% at net asset value, while the fund’s benchmark, the Russell 1000 Growth Index, fell -10.87% and the average return on the funds in Morningstar’s Large Growth category was -12.28%.

SECTOR ALLOCATIONS OFFSET GAINS FROM POSITIVE STOCK SELECTION

Our sector allocation is the primary reason that the fund lagged its benchmark. For example, relative to the Russell 1000 Growth Index, the fund was overweight in the financial and information technology sectors, both of which performed poorly, and underweight in the consumer staples and healthcare sectors. The negative effects of these allocations offset the largely positive results of our stock selection process.

TOP PERFORMERS WERE IN DISPARATE SECTORS

MasterCard, Monsanto, XTO Energy and Mosaic were the strongest contributors. MasterCard’s stock appreciated after it reported strong gains in quarterly profits, as this transaction processing company benefited from international growth and its lack of exposure to consumer credit receivables. Shares of Monsanto, a leader in agricultural biotechnology, rose after the company announced strategic initiatives intended to double gross profits by 2012. The stock price of XTO, one of the nation’s largest independent oil and gas producers, rose in value when earnings exceeded expectations because of improving company output and rising oil prices. Mosaic’s share price jumped after the company reported strong earnings as a result of international demand for fertilizer potash to support food, animal feed and fuel needs. We sold the position at a profit.

SEVERAL TECHNOLOGY AND FINANCIAL INVESTMENTS DETRACTED

Disappointments included Microsoft, Google, Cisco Systems and VMware. Microsoft’s share price declined when investors reacted negatively to the company’s plans to acquire Yahoo! We sold the stock. Google shares declined after the internet search company’s revenue fell short of expectations. Shares of Cisco, an information network equipment company, fell after the company lowered its revenue forecasts based on weakening corporate spending. VMware, a producer of software that allows one computer to do the work of several, saw its share price decline after the company reported disappointing earnings in a competitive market. We sold VMware, but Google and Cisco remain in the portfolio.

Other disappointments included Precision Castparts, a manufacturer of industrial components, and National Oilwell Varco (NOV), a producer of pumps and other specialized equipment for the energy industry. Despite strong earnings growth, Precision Castparts’ share price declined after it reported revenues that were below expectations. NOV’s stock price declined on general market uncertainty and concerns about volatility in crude oil prices. Investors also reacted unenthusiastically to NOV’s plans to acquire Grant Prideco, a supplier of oil and gas drilling products. We sold NOV, but Precision Castparts remains in the portfolio.

CONSUMER HOLDINGS BUILT UP, TECHNOLOGY TRIMMED

We adjusted the portfolio during the fiscal period to take advantage of opportunities we perceived in sectors that did poorly in 2007. For example, we added positions in U.S.-based retailers, as we saw evidence that domestic consumer spending may be stabilizing. We also believe that consumer spending should be stimulated by the federal government’s fiscal actions, including tax rebates. At the same time, we trimmed the fund’s holdings in information technology, where slowing corporate spending may cut into profits. The Fund continues to maintain exposure to financials, emphasizing exchanges and specialty finance companies that are not sensitive to credit issues.

Going forward, we plan to continue our strategy of seeking large-cap growth companies with solid fundamentals and leadership positions in their markets. While the first quarter of 2008 was particularly volatile for equities, we believe such periods often create buying opportunities in the shares of fundamentally sound companies.

3

LOOMIS SAYLES GROWTH FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Returns — March 31, 20085

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A1
Net Asset Value[2]	-12.41%	-1.29%	10.31%	1.86%
With Maximum Sales Charge[3]	-17.47	-6.97	9.00	1.26

CLASS B1
Net Asset Value[2]	-12.67	-1.98	9.48	1.10
With CDSC[4]	-17.03	-6.88	9.20	1.10

CLASS C1
Net Asset Value[2]	-12.79	-2.15	9.48	1.10
With CDSC[4]	-13.67	-3.12	9.48	1.10

CLASS Y1
Net Asset Value[2]	-12.16	-0.92	10.63	2.13

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Growth Index	-10.87%	-0.75%	9.96%	1.28%
Morningstar Large Growth Fund Avg.	-12.28	-1.28	10.32	2.66

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares, the successor to the fund’s Institutional Class, are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08	9/30/07
Common Stocks	98.8	99.2
Short-Term Investments and Other	1.2	0.8

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/08	9/30/07
Monsanto Co.	4.4	2.7
Coca-Cola Co. (The)	3.9	0.0
XTO Energy, Inc.	3.6	1.5
Apple, Inc.	3.4	4.3
MasterCard, Inc., Class A	2.8	2.5
Transocean, Inc.	2.7	0.0
Gilead Sciences, Inc.	2.7	1.4
BlackRock, Inc.	2.7	0.0
CME Group, Inc.	2.6	2.3
MEMC Electronic Materials, Inc.	2.4	0.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/08	9/30/07
Capital Markets	8.4	4.8
Oil, Gas & Consumable Fuels	6.6	2.5
Health Care Equipment & Supplies	6.5	2.9
IT Services	6.2	2.5
Computers & Peripherals	5.7	11.8

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.14%	1.14%
B	1.85	1.85
C	1.88	1.88
Y	0.67	0.67

NOTES TO CHARTS

See page 9 for a description of the indexes.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund’s Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/09.

4

LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

July 31, 2000

Managers:

Maureen G. Depp, CFA

Brian James, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSRRX
Class B	LSCBX
Class C	LSCCX
Class Y	LISRX

What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. Small-cap stocks are generally more volatile than the market. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Equity prices declined sharply during the six months ended March 31, 2008, as investors worried that the crisis in the credit markets might pull the domestic economy into a major slump. While Loomis Sayles Research Fund was not immune to the general downdraft, it held up better than the overall market. The fund’s Class A shares returned -10.60% at net asset value, including $0.06 in dividends and $0.97 in capital gains reinvested during the period. For the same period, the fund’s benchmark, the S&P 500 Index returned -12.46%, while the average return on the funds in Morningstar’s Large Blend category was -12.19%.

ALTHOUGH FINANCE LAGGED, DEFENSIVE SELECTIONS HELPED

Financial stocks were especially volatile during the fiscal period, but the defensive characteristics of the stocks we selected helped the fund avoid most of the damage from the credit crisis. These included exchanges, investment companies and specialty finance companies. While investors looked for signs that the credit crunch was easing, they were also concerned about the exposure of financial companies to the depressed housing industry and deteriorating consumer credit.

INVESTMENTS IN MATERIALS AND ENERGY SUPPORTED RESULTS

Stocks of companies in the materials and energy sectors also supported the fund during this difficult period, as both sectors benefited from rising commodity prices. In materials, the fund benefitted from its position in Owens-Illinois, a leading glass container producer, and Potash Corp., a Canadian producer of nitrogen, phosphate and potash. Owens-Illinois exceeded earnings expectations as it was able to raise prices, reducing debt and lowering expenses. Potash benefited from agricultural demand for its products, coupled with limited global supply.

Led by Hess Corp. and XTO Energy Inc., the energy stocks we selected performed particularly well. Energy stock valuations increased as crude oil prices rose to more than $100 per barrel during the period. Hess, an integrated oil company, prospered both from rising oil prices and from its own improving prospects from an oil field discovery off Brazil’s coast. We sold the position at a profit. XTO, one of the nation’s largest independent oil and gas producers, also benefited from rising oil prices.

SOME FINANCIAL AND TECHNOLOGY STOCKS PROVED DISAPPOINTING

Poor results from the fund’s cyclical holdings offset much of the gains realized elsewhere, as investors grew more risk-averse in the face of mounting evidence that the economy’s expansion was starting to slow. While our relative performance in financials was positive, we nevertheless had disappointments in the group, notably American International Group (AIG) and Prudential Financial. One of the world’s largest financial companies, AIG’s earnings proved disappointing and the company disclosed problems in its mortgage guarantee and consumer finance businesses. In addition, questions arose about how AIG accounted for the value of its derivatives holdings. Prudential also announced disappointing earnings while lowering its forecast for 2008. We sold both positions.

Information technology stocks fell from favor during the past six months, as investors worried about the effects a recession might have on corporate spending for technology. The fund’s holdings in Cisco Systems, a producer of infrastructure for information networks, were part of this negative trend.

EMPHASIS REMAINS ON FUNDAMENTAL ANALYSIS

We are maintaining our policy of seeking superior investment ideas developed from our bottom-up analysis of industries and competitive dynamics. Rather than attempt to align the fund’s portfolio with future macroeconomic prospects, we keep our overall sector weightings consistent with those of the benchmark S&P 500 Index. Our focus is on seeking the best investment ideas revealed by our intensive research.

While uncertainties abound, we do not anticipate a prolonged continuation of the volatility we saw in equity prices during 2008’s first quarter. We believe the fund is well positioned for an eventual stabilization in market conditions and a time when investors again focus on normalized earnings and cash flow growth.

5

LOOMIS SAYLES RESEARCH FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,6

Average Annual Returns — March 31, 20086

	6 MONTHS	1 YEAR	5 YEARS	SINCE FUND INCEPTION
CLASS A1
Net Asset Value[2]	-10.60%	-0.63%	12.23%	0.71%
With Maximum Sales Charge[3]	-15.77	-6.38	10.91	-0.06

CLASS B1
Net Asset Value[2]	-10.90	-1.30	11.40	-0.10
With CDSC[4]	-14.92	-5.75	11.14	-0.10

CLASS C1
Net Asset Value[2]	-11.06	-1.43	11.28	-0.17
With CDSC[4]	-11.86	-2.32	11.28	-0.17

CLASS Y1
Net Asset Value[2]	-10.41	-0.17	12.68	1.05

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	SINCE FUND INCEPTION[5]
S&P 500 Index	-12.46%	-5.08%	11.32%	0.69%
Morningstar Large Blend Fund Avg.	-12.19	-5.13	11.15	1.48

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares, the successor to the fund’s Institutional Class, are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08	9/30/07
Common Stocks	99.5	99.8
Short-Term Investments and Other	0.5	0.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/08	9/30/07
ExxonMobil Corp.	4.9	3.9
AT&T, Inc.	3.6	3.6
Hewlett-Packard Co.	3.5	1.5
Coca-Cola Co. (The)	3.1	2.4
Oracle Corp.	2.8	1.7
Costco Wholesale Corp.	2.5	0.0
Metlife, Inc.	2.4	0.0
Apple, Inc.	2.2	2.3
JPMorgan Chase & Co.	2.2	0.0
Danaher Corp.	2.1	1.7

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/08	9/30/07
Oil, Gas & Consumable Fuels	8.5	7.0
Insurance	6.2	6.4
Health Care Equipment & Supplies	6.0	2.6
Computers & Peripherals	5.7	4.8
Communications Equipment	4.8	4.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.50%	1.25%
B	2.31	2.00
C	2.29	2.00
Y	1.11	0.85

NOTES TO CHARTS

See page 9 for a description of the indexes.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund’s Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	The since-inception performance comparisons shown are calculated from 8/1/00.
[6]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/09.

6

LOOMIS SAYLES VALUE FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants. The fund invests primarily in medium-sized and large-sized companies, but may invest in companies of any size

Fund Inception:

May 13, 1991

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles &    Company, L.P.

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX

What You Should Know:

While the fund offers potential for long-term capital growth, it invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Volatility linked to the worsening credit crisis and deteriorating economic data troubled equity markets during the six months ended March 31, 2008. In response, the Federal Reserve Board sought to avert a recession by cutting short-term interest rates twice in the last six months, and taking the unprecedented step of giving brokerage firms access to its lending facilities in an effort to calm the markets. The intense volatility that began the fiscal period seemed to stabilize somewhat, at least in some areas, as we moved through the month of March.

Successful stock selection helped Loomis Sayles Value Fund hold its own during the period. For the six months ended March 31, 2008, Class A shares of the fund returned -9.25% at net asset value, including $0.18 in dividends and $1.15 in capital gains reinvested during the period. For the same period, the Russell 1000 Value Index returned -14.01%, while the average return of the funds in Morningstar’s Large Value category was -13.97%.

ENERGY, INDUSTRIAL AND RETAIL HOLDINGS LED THE WAY

Hess Corp., Owens-Illinois, Wal-Mart and Berkshire Hathaway were the strongest contributors to performance. The energy and integrated oil sectors, as a whole, enjoyed further gains, as crude oil prices set records and the cost of natural gas moved higher. Hess was an outstanding performer, thanks to rising oil prices and the prospective benefits of a substantial discovery in Brazil’s offshore waters. We sold the position at a profit. Another top performer, Owens-Illinois, continued to beat expectations as their pricing in Europe remained strong. Owens has also cut its debt burden and associated interest expenses. In retail, Wal-Mart benefited from renewed focus on its traditional pricing leadership and an emphasis on household staples to attract consumers during the current economic slowdown. General Electric’s shares also rose as the company continued to grow its global footprint.

FINANCIAL AND TECHNOLOGY COMPANIES STRUGGLED

Even though the financial sector contributed the least to return, stock selection was strong and we benefited from our underweight. Insurer Berkshire Hathaway turned in solid performance due to a strong balance sheet and lack of exposure to the credit crunch. However, holdings like Citigroup and American International Group (AIG) underperformed as their mortgage and consumer finance businesses suffered. Technology was also weak, as investors feared the impact of a possible recession on demand for technology products. For example, Motorola’s share of the telephone handset market shrank further in the wake of new product delays.

OUTLOOK IS FOR IMPROVING MARKET CONDITIONS

The market volatility of the past few months is not surprising, given simultaneous concerns about credit markets, commodity-driven inflation and a slowing economy. In our view, the Federal Reserve Board’s recent actions and vigilance will help calm markets and restore investor confidence in time. However, at this juncture, pessimism dominates, risk appetites are low and investor assumptions about future growth are modest. The result has been sharply reduced equity valuations.

We believe better conditions in the equity markets are possible later this year, once the economy rights itself, earnings begin to recover and investors shake off their uncertainty. In the meantime, we hope to use the prevailing negative mood to explore new ideas where we see attractive upside potential. In that pursuit, we will remain true to our value-based strategy, looking for stocks that are trading at levels below what our research team considers to be each company’s intrinsic value. Our premise is that, in time, prices may rise as stocks close the valuation gap.

7

LOOMIS SAYLES VALUE FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Returns — March 31, 20085

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A1
Net Asset Value[2]	-9.25%	-3.44%	16.27%	5.01%
With Maximum Sales Charge[3]	-14.46	-9.01	14.89	4.39

CLASS B1
Net Asset Value[2]	-9.62	-4.15	15.23	3.90
With CDSC[4]	-13.89	-8.67	15.00	3.90

CLASS C1
Net Asset Value[2]	-9.59	-4.11	15.24	3.90
With CDSC[4]	-10.44	-5.01	15.24	3.90

CLASS Y1
Net Asset Value[2]	-9.04	-3.03	16.60	5.34

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index	-14.01%	-9.99%	13.68%	5.54%
Morningstar Large Value Fund Avg.	-13.97	-9.18	12.08	4.56

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares, the successor to the fund’s Institutional Class, are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08	9/30/07
Common Stocks	95.9	96.9
Short-Term Investments and Other	4.1	3.1

	% of Net Assets as of
TEN LARGEST HOLDINGS	3/31/08	9/30/07
AT&T, Inc.	4.4	4.5
ExxonMobil Corp.	3.9	3.9
JPMorgan Chase & Co.	2.3	2.4
Owens-Illinois, Inc.	2.0	1.6
Halliburton Co.	1.9	2.3
Northrop Grumman Corp.	1.9	1.8
News Corp., Class A	1.9	1.5
Berkshire Hathaway, Inc., Class B	1.9	1.8
General Electric Co.	1.9	0.0
Allstate Corp.	1.9	2.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	3/31/08	9/30/07
Oil, Gas & Consumable Fuels	8.2	10.4
Insurance	7.5	7.6
Pharmaceuticals	6.8	6.0
Media	6.6	6.1
Capital Markets	5.4	6.1

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.09%	1.09%
B	1.89	1.85
C	1.94	1.85
Y	0.72	0.72

NOTES TO CHARTS

See page 9 for a description of the indexes.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were redesignated to Class A shares on 6/1/07. Performance has been restated to reflect the current load of Class A shares. For periods before the inception of Retail Class shares (6/30/06), performance shown for Class A has been based on the performance of the fund’s Institutional Class shares, adjusted to reflect the higher fees and expenses paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (6/1/07), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 6/1/07, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/09.

8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Citigroup World Government Bond Index (“Citigroup WGBI”) is an unmanaged index that measures the most significant and liquid government bond indices located around the world with a rating of at least investment grade.

Morgan Stanley Capital International World Index (“MSCI World”) is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index of U.S. common stock performance.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

9

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL MARKETS	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$950.90	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
CLASS C
Actual	$1,000.00	$947.70	$9.74
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08
CLASS Y
Actual	$1,000.00	$952.10	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

10

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$875.90	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.70
CLASS B
Actual	$1,000.00	$873.30	$8.85
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52
CLASS C
Actual	$1,000.00	$872.10	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.37
CLASS Y
Actual	$1,000.00	$878.40	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

*	Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.13%, 1.89%, 1.86% and 0.66% for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES RESEARCH FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$894.00	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
CLASS B
Actual	$1,000.00	$891.00	$9.46
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08
CLASS C
Actual	$1,000.00	$889.40	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08
CLASS Y
Actual	$1,000.00	$895.90	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00%, 2.00% and 0.85%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

11

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/07 – 3/31/08
CLASS A
Actual	$1,000.00	$907.50	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40
CLASS B
Actual	$1,000.00	$903.80	$8.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.90	$9.17
CLASS C
Actual	$1,000.00	$904.10	$8.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.90	$9.17
CLASS Y
Actual	$1,000.00	$909.60	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

*	Expenses are equal to the Fund's annualized expense ratio (after fee reduction/reimbursement): 1.07%, 1.82%, 1.82% and 0.66% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

12

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 26.4% of Net Assets
Non-Convertible Bonds — 25.3%
	Argentina — 0.2%
$68,750	Republic of Argentina, 3.092%, 8/03/2012(b)	$58,243
570,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	456,000

		514,243

	Australia — 0.2%
925,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	848,559

	Austria — 0.0%
95,000	Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A	64,963

	Brazil — 0.3%
170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A(c)	162,350
1,525,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	809,127

		971,477

	Canada — 0.1%
25,000	Canadian Pacific Railway Ltd., 4.900%, 6/15/2010, (CAD), 144A	24,598
100,000	GMAC Canada Ltd., Series EMTN, 6.625%, 12/17/2010, (GBP)	158,772
50,000	Nortel Networks Corp., 6.875%, 9/01/2023	30,750
180,000	Shaw Communications, Inc., 6.150%, 5/09/2016, (CAD)	168,612

		382,732

	Cayman Islands — 0.4%
370,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	369,075
100,000	LPG International, Inc., 7.250%, 12/20/2015(c)	99,625
175,000	Odebrecht Finance Ltd., 7.500%, 10/18/2017, 144A	181,125
781,000	Vale Overseas Ltd., 6.875%, 11/21/2036	762,033

		1,411,858

	Colombia — 0.3%
40,000	Republic of Colombia, 8.125%, 5/21/2024(c)	46,520
45,000,000	Republic of Colombia, 9.850%, 6/28/2027, (COP)	22,014
94,000,000	Republic of Colombia, 11.750%, 3/01/2010, (COP)	52,183
1,361,000,000	Republic of Colombia, 12.000%, 10/22/2015, (COP)	776,875

		897,592

	Egypt — 0.2%
2,700,000	Arab Republic of Egypt, 8.750%, 7/18/2012, (EGP), 144A	506,722

	France — 0.5%
65,000	Alcatel-Lucent, Series EMTN, 6.375%, 4/07/2014, (EUR)	81,582

Principal Amount (‡)	Description	Value (†)

	France — continued
100,000	BNP Paribas, 4.730%, 4/12/2016, (EUR)(b)	$130,180
1,665,190,000	BNP Paribas SA, Series EMTN, Zero Coupon, 6/13/2011, (IDR), 144A	129,887
75,000	France Telecom SA, Series EMTN, 3.625%, 10/14/2015, (EUR)	106,676
35,000	Lafarge SA, Series EMTN, 4.750%, 3/23/2020, (EUR)	45,675
250,000	Lafarge SA, Series EMTN, 5.375%, 6/26/2017, (EUR)	359,363
35,000	PPR, Series EMTN, 4.000%, 1/29/2013, (EUR)	49,934
240,000	Veolia Environnement, Series EMTN, 4.000%, 2/12/2016, (EUR)	340,792
25,000	Veolia Environnement, Series EMTN, 5.125%, 5/24/2022, (EUR)	34,949
100,000	Wendel, 4.375%, 8/09/2017, (EUR)	110,592
200,000	Wendel, 4.875%, 5/26/2016, (EUR)	248,055

		1,637,685

	Germany — 0.9%
12,000,000	Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	124,212
160,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	254,368
1,105,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	1,593,006
705,000	Republic of Germany, Series 150, 4.000%, 4/13/2012, (EUR)	1,129,769

		3,101,355

	India — 0.2%
500,000	Canara Bank Ltd., 6.365%, 11/28/2021(b)	445,155
100,000	ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(b)	86,000

		531,155

	Indonesia — 0.1%
2,959,000,000	Indonesia Treasury Bond, 11.000%, 12/15/2012, (IDR)	328,484

	Ireland — 0.2%
10,000,000	Depfa ACS Bank, 0.750%, 9/22/2008, (JPY)	100,221
100,000	Depfa ACS Bank, 4.875%, 5/21/2019, (EUR)	162,756
555,000	Elan Financial PLC, 7.750%, 11/15/2011	516,150

		779,127

	Japan — 0.4%
145,000,000	Japan Government, 0.900%, 9/15/2009, (JPY)	1,461,691

	Korea — 0.2%
460,000	Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A	467,475
140,000	SK Telecom Co., Ltd., 6.625%, 7/20/2027, 144A	130,791

		598,266

See accompanying notes to financial statements.

13

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Luxembourg — 0.0%
$10,000	Telecom Italia Capital, 6.000%, 9/30/2034	$8,452
10,000	Telecom Italia Capital, 6.375%, 11/15/2033	8,744

		17,196

	Malaysia — 0.0%
200,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	160,000

	Mexico — 0.4%
340,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	341,700
295,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	292,788
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	733,668

		1,368,156

	Netherlands — 0.3%
50,000	Bite Finance International, 8.106%, 3/15/2014, (EUR), 144A(b)	63,150
230,000	Excelcomindo Finance Co., 7.125%, 1/18/2013, 144A	225,400
50,000	Koninklijke KPN NV, Series GMTN, 4.750%, 1/17/2017, (EUR)	69,397
100,000	Majapahit Holding BV, 7.250%, 6/28/2017, 144A	95,000
385,000	Netherlands Government Bond, 4.000%, 1/15/2037, (EUR)	545,468

		998,415

	Poland — 0.3%
2,600,000	Poland Government Bond, 5.750%, 3/24/2010, (PLN)	1,155,389

	Singapore — 0.6%
2,705,000	Government of Singapore, 4.625%, 7/01/2010, (SGD)	2,124,556

	South Africa — 0.3%
450,000	Edcon Proprietary Ltd., 7.856%, 6/15/2014, (EUR)(b)	468,888
130,000	Edcon Proprietary Ltd., 7.856%, 6/15/2014, (EUR), 144A(b)	135,457
285,000	Republic of South Africa, 4.500%, 4/05/2016, (EUR)	392,801

		997,146

	Spain — 0.0%
100,000	Telefonica Emisiones SAU, 6.221%, 7/03/2017	100,623

	Supranational — 1.0%
190,000,000	Asia Development Bank, 2.350%, 6/21/2027, (JPY)	2,028,193
67,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	684,360
40,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	407,156
530,000	European Investment Bank, Series EMTN, 6.500%, 8/12/2014, (PLN)	248,192

		3,367,901

Principal Amount (‡)	Description	Value (†)

	Thailand — 0.1%
$330,000	True Move Co. Ltd., 10.375%, 8/01/2014	$308,417
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	88,000

		396,417

	United Kingdom — 0.2%
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	109,674
100,000	FCE Bank PLC, Series EMTN, 7.875%, 2/15/2011, (GBP)	166,711
1,229,424,500	JPMorgan Chase London, Zero Coupon, 10/21/2010, (IDR), 144A	103,803
165,000	Lloyds TSB Bank PLC, 4.385%, 5/29/2049, (EUR)(b)	205,867
65,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	135,449

		721,504

	United States — 17.4%
50,000	Albertson’s, Inc., 6.625%, 6/01/2028	42,537
500,000	Albertson’s, Inc., 7.450%, 8/01/2029	460,403
15,000	Amkor Technology, Inc., 7.750%, 5/15/2013	13,687
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	103,415
75,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	76,376
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	63,904
100,000	ASIF Global Financing XXVII, 2.380%, 2/26/2009, (SGD), 144A	72,641
325,000	AT&T, Inc., 6.500%, 9/01/2037	321,487
42,865	Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)	49,724
145,000	Avnet, Inc., 6.000%, 9/01/2015	145,347
349,720,000	Barclays Financial LLC, 1.000%, 3/23/2009, (KRW), 144A	362,521
110,000,000	Barclays Financial LLC, 4.060%, 9/16/2010, (KRW), 144A	115,670
220,000,000	Barclays Financial LLC, 4.460%, 9/23/2010, (KRW), 144A	233,517
310,000	Borden, Inc., 7.875%, 2/15/2023(c)	192,200
410,000	Borden, Inc., 8.375%, 4/15/2016	278,800
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,588
30,000	Boston Scientific Corp., 6.400%, 6/15/2016	27,975
60,000	Boston Scientific Corp., 7.000%, 11/15/2035	52,200
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	69,635
250,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	357,192

See accompanying notes to financial statements.

14

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$15,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	$14,475
70,000	Chesapeake Energy Corp., 6.875%, 1/15/2016	69,300
75,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	72,750
10,000	CIT Group, Inc., 5.000%, 2/13/2014	7,870
25,000	CIT Group, Inc., 5.125%, 9/30/2014	19,250
25,000	CIT Group, Inc., 5.600%, 4/27/2011	20,165
2,702,000	CIT Group, Inc., 7.625%, 11/30/2012	2,245,727
50,000	CIT Group, Inc. Series MTN, 4.250%, 3/17/2015, (EUR)	46,468
270,000	CIT Group, Inc., Series EMTN, 3.800%, 11/14/2012, (EUR)	258,746
50,000	CIT Group, Inc., Series EMTN, 5.500%, 12/20/2016, (GBP)	61,910
150,000	CIT Group, Inc., Series GMTN, 4.250%, 9/22/2011, (EUR)	151,861
120,000	Citi Credit Card Issuance Trust, 5.375%, 4/10/2013, (EUR)	187,266
5,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	3,350
820,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	541,200
75,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	59,625
25,000	Colonial Realty LP, 6.050%, 9/01/2016	20,490
35,000	Comcast Corp., 5.650%, 6/15/2035	29,721
965,000	Comcast Corp., 6.950%, 8/15/2037	966,935
131,515	Continental Airlines, Inc., Series 1999-1C, 6.954%, 8/02/2009	123,624
30,000	Countrywide Financial Corp., Series A, MTN, 2.849%, 12/19/2008(b)	27,450
90,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	80,266
190,000	CSX Corp., 6.250%, 3/15/2018	187,506
160,000	Cummins, Inc., 7.125%, 3/01/2028	157,895
10,000	D.R. Horton, Inc., 5.250%, 2/15/2015	8,300
368,385	Delta Air Lines, Inc., 8.021%, 8/10/2022	335,230
372,998	Delta Air Lines, Inc., 8.954%, 8/10/2014	346,888
50,000	Dillard’s, Inc., 6.625%, 1/15/2018(c)	37,500
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	33,875
3,010,000	Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014	2,350,331
2,570,000	Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024	1,824,900

Principal Amount (‡)	Description	Value (†)

	United States — continued
$17,000	ESI Tractebel Acquisition Corp., Series B, 7.990%, 12/30/2011	$17,369
200,000	Federal National Mortgage Association, 2.290%, 2/19/2009, (SGD)	146,164
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	132,000
10,000	Ford Motor Co., 6.625%, 2/15/2028	6,100
1,750,000	Ford Motor Co., 6.625%, 10/01/2028	1,067,500
15,000	Ford Motor Co., 7.125%, 11/15/2025	9,900
595,000	Ford Motor Co., 7.450%, 7/16/2031	392,700
1,405,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	1,220,591
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,755,043
105,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	82,195
170,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	148,120
390,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	347,401
388,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(c)	261,900
9,000,000	General Electric Capital Corp., Series EMTN, 0.550%, 10/14/2008, (JPY)	89,931
90,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)	112,249
45,000	General Motors Corp., 7.400%, 9/01/2025	30,150
710,000	General Motors Corp., 8.250%, 7/15/2023	497,000
3,015,000	General Motors Corp., 8.375%, 7/15/2033(c)	2,125,575
120,000	Georgia Gulf Corp., 10.750%, 10/15/2016(c)	78,600
3,375,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	2,750,625
35,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	29,400
525,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	462,000
505,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	449,450
435,000	GMAC LLC, 6.000%, 12/15/2011	325,159
145,000	GMAC LLC, 6.625%, 5/15/2012	109,690
420,000	GMAC LLC, 6.750%, 12/01/2014	297,234
45,000	GMAC LLC, 6.875%, 9/15/2011	34,441
95,000	GMAC LLC, 6.875%, 8/28/2012	72,193
100,000	GMAC LLC, 7.000%, 2/01/2012	76,048
3,170,000	GMAC LLC, 8.000%, 11/01/2031	2,271,914

See accompanying notes to financial statements.

15

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$150,000	Goldman Sachs Group, Inc. (The), 4.723%, 5/23/2016, (EUR)(b)	$204,639
400,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	743,974
165,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	134,475
25,000	GTE Corp., 6.940%, 4/15/2028	25,234
20,000	HCA, Inc., 5.750%, 3/15/2014	16,500
15,000	HCA, Inc., 6.250%, 2/15/2013	13,050
75,000	HCA, Inc., 6.375%, 1/15/2015	63,469
15,000	HCA, Inc., 6.500%, 2/15/2016	12,638
40,000	HCA, Inc., 6.750%, 7/15/2013	35,400
225,000	HCA, Inc., 7.050%, 12/01/2027	164,066
130,000	HCA, Inc., 7.190%, 11/15/2015	110,595
70,000	HCA, Inc., 7.500%, 12/15/2023	54,964
250,000	HCA, Inc., 7.500%, 11/06/2033	193,125
100,000	HCA, Inc., 7.580%, 9/15/2025	78,274
1,240,000	HCA, Inc., 7.690%, 6/15/2025	982,757
50,000	HCA, Inc., 7.750%, 7/15/2036	38,394
305,000	HCA, Inc., 8.360%, 4/15/2024	253,175
395,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	337,408
260,000	Hilcorp Energy I LP, 7.750%, 11/01/2015	243,750
1,165,000	Home Depot, Inc., 5.875%, 12/16/2036	951,069
960,000	HSBC Bank USA, Zero Coupon, 4/18/2012, (MYR), 144A	296,239
500,000	HSBC Bank USA, Zero Coupon, 5/17/2012, (MYR), 144A	153,181
100,000	HSBC Bank USA, 3.310%, 8/25/2010, 144A	120,720
195,000	iStar Financial, Inc., 5.150%, 3/01/2012	144,300
60,000	iStar Financial, Inc., 5.500%, 6/15/2012	44,400
50,000	iStar Financial, Inc., 5.650%, 9/15/2011	38,000
55,000	iStar Financial, Inc., 5.850%, 3/15/2017	37,950
275,000	iStar Financial, Inc., 5.875%, 3/15/2016	192,500
135,000	iStar Financial, Inc., 6.050%, 4/15/2015	95,850
580,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	423,400

Principal Amount (‡)	Description	Value (†)

	United States — continued
$5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$4,616
120,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	101,979
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	15,575
780,965	JPMorgan Chase & Co., Series EMTN, Zero Coupon, 6/08/2012, (MYR), 144A	217,625
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	175,500
15,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	10,125
250,000	Kellwood Co., 7.625%, 10/15/2017	162,500
30,000	Lennar Corp., 5.125%, 10/01/2010	26,100
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	11,400
90,000	Lennar Corp., Series B, 5.600%, 5/31/2015	66,600
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	41,800
15,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	11,400
10,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	8,175
155,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	110,825
130,000	MBNA Credit Card Master Note Trust, 4.150%, 4/19/2010, (EUR)	200,088
500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	253,605
90,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	90,196
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	418,946
100,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	102,000
80,000	News America, Inc., 6.150%, 3/01/2037	75,571
25,000	News America, Inc., 6.400%, 12/15/2035	24,263
145,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	111,650
10,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	7,900
55,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	40,700
250,000	NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027	214,375
170,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	106,250
1,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	980,000
100,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	149,981
510,000	Owens Corning, Inc., 6.500%, 12/01/2016	422,793
360,000	Owens Corning, Inc., 7.000%, 12/01/2036	260,315

See accompanying notes to financial statements.

16

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	$39,600
950,000	Petrobras International Finance Co., 5.875%, 3/01/2018	914,419
275,000	Pulte Homes, Inc., 4.875%, 7/15/2009	259,875
50,000	Pulte Homes, Inc., 5.200%, 2/15/2015	42,500
540,000	Pulte Homes, Inc., 6.000%, 2/15/2035	415,800
695,000	Pulte Homes, Inc., 6.375%, 5/15/2033	542,100
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,081,350
670,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	525,950
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	338,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	50,400
45,000	Qwest Corp., 6.875%, 9/15/2033	36,000
115,000	Qwest Corp., 7.250%, 9/15/2025	100,050
40,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	24,400
735,000	R.H. Donnelley Corp., 8.875%, 10/15/2017	459,375
35,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	21,350
40,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	24,400
18,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	11,385
155,000	RBS Capital Trust, 4.243%, 12/29/2049, (EUR)(b)	189,263
345,000	Residential Capital LLC, 8.500%, 4/17/2013(b)	167,325
5,000	Residential Capital LLC, 8.375%, 6/30/2010(b)	2,513
195,000	Residential Capital LLC, 8.500%, 6/01/2012(b)	95,550
175,000	Residential Capital LLC, 8.875%, 6/30/2015(b)	84,875
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	80,917
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	19,798
415,000	Six Flags, Inc., 9.625%, 6/01/2014(c)	234,475
100,000	Six Flags, Inc., 9.750%, 4/15/2013(c)	57,500
20,000	SLM Corp., 4.000%, 1/15/2010	16,809
138,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	103,873
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	7,150
75,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	58,500

Principal Amount (‡)	Description	Value (†)

	United States — continued
$65,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	$48,781
20,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	13,850
120,000	SLM Corp., Series MTN, 5.050%, 11/14/2014	87,273
434,000	Sprint Capital Corp., 6.875%, 11/15/2028	323,330
295,000	Sprint Capital Corp., 6.900%, 5/01/2019	232,312
26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	20,215
185,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	129,500
750,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(c)	747,304
10,000	Time Warner, Inc., 6.500%, 11/15/2036	9,174
395,000	Time Warner, Inc., 6.625%, 5/15/2029	370,375
160,000	Time Warner, Inc., 6.950%, 1/15/2028	155,414
115,000	Time Warner, Inc., 7.625%, 4/15/2031	120,280
75,000	Time Warner, Inc., 7.700%, 5/01/2032	78,961
105,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	94,972
375,000	Toys R Us, Inc., 7.375%, 10/15/2018	259,687
200,000	Transcontinental Gas Pipe Line Corp., 6.400%, 4/15/2016	205,250
20,000	TXU Corp., Series R, 6.550%, 11/15/2034	14,120
3,700,000	U.S. Treasury Bonds, 4.250%, 11/15/2017(c)	3,947,726
3,385,000	U.S. Treasury Bonds, 4.500%, 2/15/2036(c)	3,496,864
1,110,000	United Rentals North America, Inc., 7.000%, 2/15/2014	871,350
2,050,000	United Rentals North America, Inc., 7.750%, 11/15/2013(c)	1,670,750
525,000	United States Steel Corp., 6.650%, 6/01/2037	443,784
50,000	USG Corp., 6.300%, 11/15/2016	39,500
230,000	USG Corp., 7.750%, 1/15/2018	204,700
90,000	Verizon Communications, 5.850%, 9/15/2035	81,986
5,000	Verizon Maryland, Inc., 5.125%, 6/15/2033	4,005
250,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	261,329
70,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	67,407
140,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	127,007
185,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	284,285

See accompanying notes to financial statements.

17

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$100,000	Williams Cos., Inc., 7.500%, 1/15/2031	$104,250
20,000	Xerox Corp., 7.200%, 4/01/2016	21,389

		59,902,316

	Uruguay — 0.5%
33,739,688	Republic of Uruguay, 4.250%, 4/05/2027, (UYU)	1,662,343

	Total Non-Convertible Bonds (Identified Cost $88,979,801)	87,007,871

Convertible Bonds — 1.1%
	United States — 1.1%
95,000	Builders Transportation, Inc., 8.000%, 8/15/2005(d)	—
56,000	Countrywide Financial Corp., 0.758%, 4/15/2037(b)	49,560
178,000	Countrywide Financial Corp., 0.815%, 5/15/2037(b)	152,190
430,000	iStar Financial, Inc., 3.198%, 10/01/2012(b)	302,505
550,000	Kellwood Co., (Step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(e)	552,750
365,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	251,850
140,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	97,825
440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	301,400
185,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	145,225
145,000	Level 3 Communications, Inc., 6.000%, 3/15/2010	117,088
95,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	84,313
200,000	NII Holdings, Inc., 3.125%, 6/15/2012	158,750
500,000	Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008	498,125
500,000	Valeant Pharmaceuticals International, 3.000%, 8/16/2010	455,000
80,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	66,500
583,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	695,227

	Total Convertible Bonds (Identified Cost $4,114,243)	3,928,308

	Total Bonds and Notes (Identified Cost $93,094,044)	90,936,179

Shares
Common Stocks — 69.6%
	Brazil — 2.5%
340,302	Bolsa de Mercadorias e Futuros	3,102,999
105,935	Petroleo Brasileiro SA	5,413,570

		8,516,569

	Canada — 3.0%
27,226	Potash Corp. of Saskatchewan, Inc.	4,225,748
53,314	Research In Motion Ltd.(f)	5,983,430

		10,209,178

Shares	Description	Value (†)

	Cayman Islands — 0.2%
210,005	Li Ning Co. Ltd.	$592,293

	China — 1.7%
1,030,819	China Communications Construction Co. Ltd.	2,316,574
1,976,748	China Overseas Land & Investment Ltd.	3,653,111

		5,969,685

	Denmark — 1.1%
55,670	Novo Nordisk AS, Class B(c)	3,830,942

	France — 0.7%
30,554	Total SA	2,263,559

	Hong Kong — 2.5%
349,925	China Mobile Ltd.	5,257,521
289,200	Esprit Holdings Ltd.	3,511,122

		8,768,643

	India — 2.8%
84,666	Bharat Heavy Electricals Ltd.	4,298,524
257,001	Bharti Airtel Ltd.(f)	5,256,388

		9,554,912

	Japan — 1.7%
11,300	Nintendo Co. Ltd.(c)	5,912,209

	Luxembourg — 1.0%
40,166	ArcelorMittal	3,285,579

	Mexico — 1.9%
2,046,128	America Movil SAB de CV, Series L	6,517,464

	Spain — 1.4%
108,186	Gamesa Corporation Tecnologica SA	4,938,846

	Switzerland — 4.9%
323,158	ABB Ltd.	8,676,294
91,523	Actelion Ltd.(f)	4,994,980
45,669	Julius Baer Holding, Ltd., Registered	3,371,038

		17,042,312

	Turkey — 0.9%
389,454	Turkcell Iletisim Hizmet AS	3,226,919

	United Kingdom — 3.7%
301,560	Capita Group PLC	4,063,151
477,182	Man Group PLC	5,252,757
7,993	Rio Tinto PLC(c)	3,291,837

		12,607,745

	United States — 39.6%
39,110	Apple, Inc.(f)	5,612,285
86,495	AT&T, Inc.	3,312,758
41,191	Avery Dennison Corp.	2,028,657
119,127	BJ Services Co.	3,396,311
22,940	BlackRock, Inc.(c)	4,683,889
7,176	CME Group, Inc.(c)	3,366,262
89,750	Covidien Ltd.	3,971,437
41,133	Deere & Co.	3,308,738
25,747	ExxonMobil Corp.	2,177,681
22,599	First Solar, Inc.(f)	5,223,533
35,176	Flowserve Corp.	3,671,671
41,769	Freeport-McMoRan Copper & Gold, Inc.(c)	4,019,013
50,637	General Cable Corp.(c)(f)	2,991,128
98,545	Gilead Sciences, Inc.(f)	5,078,024
20,356	Goldman Sachs Group, Inc.	3,366,679
4,959	Google, Inc. Class A(f)	2,184,291

See accompanying notes to financial statements.

18

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

	United States — continued
64,885	Halliburton Co.	$2,551,927
16,505	IntercontinentalExchange, Inc.(f)	2,153,902
11,827	Intuitive Surgical, Inc.(f)	3,836,087
100,911	JPMorgan Chase & Co.	4,334,127
35,043	MasterCard, Inc., Class A(c)	7,814,239
95,562	McDonald’s Corp.	5,329,493
58,822	MEMC Electronic Materials, Inc.(f)	4,170,480
81,452	Monsanto Co.	9,081,898
185,995	News Corp., Class A	3,487,406
44,883	Nike, Inc., Class B	3,052,044
173,611	Oracle Corp.(f)	3,395,831
65,211	Owens-Illinois, Inc.(f)	3,679,857
25,989	Priceline.com, Inc.(c)(f)	3,141,031
161,294	Southwestern Energy Co.(f)	5,433,995
106,842	TJX Cos., Inc.	3,533,265
37,613	Transocean, Inc.(f)	5,085,278
94,868	Urban Outfitters, Inc.(c)(f)	2,974,112
79,884	Visa, Inc., Class A(f)	4,981,565

		136,428,894

	Total Common Stocks (Identified Cost $239,026,319)	239,665,749

Preferred Stocks — 0.2%
	United States — 0.2%
10,540	Federal Home Loan Mortgage Corp., 8.375%	257,176
15,000	Federal National Mortgage Association, 8.250%	360,750
175	Lucent Technologies Capital Trust, 7.750%	122,500

		740,426

	Total Preferred Stocks (Identified Cost $779,081)	740,426

Shares/ Principal Amount (‡)
Short-Term Investments — 15.8%
46,998,736	State Street Navigator Securities Lending Prime Portfolio(g)	46,998,736
$7,312,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $7,312,254 on 4/1/08 collateralized by $7,435,000 Federal Home Loan Mortgage Corp., 3.375% due 3/5/2010 valued at $7,462,881 including accrued interest (Note 2g of Notes to Financial Statements)	7,312,000

	Total Short-Term Investments (Identified Cost $54,310,736)	54,310,736

	Total Investments — 112.0% (Identified Cost $387,210,180)(a)	385,653,090
	Other assets less liabilities — (12.0)%	(41,377,146)

	Net Assets — 100.0%	$344,275,944

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales and gains realized from passive foreign investment companies. Amortization of premium on debt securities is excluded for tax purposes):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $387,263,003 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,660,546
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,270,459)

	Net unrealized depreciation	$(1,609,913)

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at March 31, 2008.
(d)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(e)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Non-income producing security.
(g)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $4,994,535 or 1.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

19

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Electrical Equipment	7.6%
Wireless Telecommunication Services	5.9
Capital Markets	4.8
Oil, Gas & Consumable Fuels	4.4
Chemicals	4.1
Treasuries	3.9
Diversified Financial Services	3.8
IT Services	3.7
Metal & Mining	3.4
Energy Equipment & Services	3.2
Biotechnology	2.9
Specialty Retail	2.9
Software	2.7
Sovereigns	2.5
Automotive	2.4
Heath Care Equipment & Supplies	2.3
Non-Captive Diversified	2.2
Machinery	2.0
Other, less than 2% each	31.5

See accompanying notes to financial statements.

20

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Aerospace & Defense — 1.4%
50,445	Precision Castparts Corp.	$5,149,426

	Beverages — 3.9%
227,913	Coca-Cola Co. (The)	13,873,064

	Biotechnology — 5.3%
79,689	Celgene Corp.(c)	4,884,139
58,554	Genzyme Corp.(c)	4,364,615
187,165	Gilead Sciences, Inc.(c)	9,644,612

		18,893,366

	Capital Markets — 8.4%
46,421	BlackRock, Inc.(b)	9,478,240
269,122	Charles Schwab Corp. (The)	5,067,567
35,418	Goldman Sachs Group, Inc.	5,857,783
68,423	State Street Corp.	5,405,417
86,411	T. Rowe Price Group, Inc.	4,320,550

		30,129,557

	Chemicals — 4.4%
140,568	Monsanto Co.	15,673,332

	Communications Equipment — 5.7%
191,395	Cisco Systems, Inc.(c)	4,610,705
192,719	Corning, Inc.	4,632,965
209,262	Juniper Networks, Inc.(c)	5,231,550
147,012	QUALCOMM, Inc.	6,027,492

		20,502,712

	Computers & Peripherals — 5.7%
85,575	Apple, Inc.(c)	12,280,012
71,990	International Business Machines Corp.	8,288,929

		20,568,941

	Containers & Packaging — 1.4%
88,746	Owens-Illinois, Inc.(c)	5,007,937

	Diversified Financial Services — 3.9%
19,667	CME Group, Inc.	9,225,790
35,550	IntercontinentalExchange, Inc.(c)	4,639,275

		13,865,065

	Electrical Equipment — 1.9%
28,659	First Solar, Inc.(c)	6,624,241

	Electronic Equipment & Instruments — 0.9%
85,629	Dolby Laboratories, Inc., Class A(c)	3,104,908

	Energy Equipment & Services — 2.7%
72,660	Transocean, Inc.(c)	9,823,632

	Food & Staples Retailing — 2.2%
146,806	Wal-Mart Stores, Inc.	7,733,740

	Health Care Equipment & Supplies — 6.5%
53,118	C.R. Bard, Inc.	5,120,575
96,344	Hologic, Inc.(c)	5,356,727
25,326	Intuitive Surgical, Inc.(c)	8,214,488
67,726	Stryker Corp.	4,405,576

		23,097,366

	Health Care Providers & Services — 1.3%
74,301	Express Scripts, Inc.(c)	4,779,040

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — 1.6%
100,175	McDonald’s Corp.	$5,586,760

	Internet & Catalog Retail — 3.6%
77,368	Amazon.com, Inc.(b)(c)	5,516,339
61,041	Priceline.com, Inc.(b)(c)	7,377,415

		12,893,754

	Internet Software & Services — 1.2%
10,096	Google, Inc., Class A(c)	4,446,985

	IT Services — 6.2%
160,574	Cognizant Technology Solutions Corp., Class A(c)	4,629,349
45,267	MasterCard, Inc., Class A(b)	10,094,088
119,098	Visa, Inc., Class A(c)	7,426,951

		22,150,388

	Life Sciences Tools & Services — 0.9%
58,879	Thermo Fisher Scientific, Inc.(c)	3,346,682

	Machinery — 5.3%
90,015	AGCO Corp.(b)(c)	5,390,098
83,138	Deere & Co.	6,687,621
64,720	Flowserve Corp.	6,755,473

		18,833,192

	Metals & Mining — 1.2%
133,434	Steel Dynamics, Inc.(b)	4,408,659

	Oil, Gas & Consumable Fuels — 6.6%
44,623	EOG Resources, Inc.	5,354,760
161,430	Southwestern Energy Co.(c)	5,438,577
205,085	XTO Energy, Inc.	12,686,558

		23,479,895

	Pharmaceuticals — 1.5%
95,298	Allergan, Inc.	5,373,854

	Road & Rail — 1.5%
96,168	CSX Corp.	5,392,140

	Semiconductors & Semiconductor Equipment — 2.4%
122,671	MEMC Electronic Materials, Inc.(c)	8,697,374

	Software — 4.9%
231,636	Activision, Inc.(c)	6,325,979
432,948	Oracle Corp.(c)	8,468,463
48,861	Salesforce.com, Inc.(c)	2,827,586

		17,622,028

	Specialty Retail — 3.3%
178,832	TJX Cos., Inc.	5,913,974
185,950	Urban Outfitters, Inc.(b)(c)	5,829,533

		11,743,507

	Textiles, Apparel & Luxury Goods — 3.0%
78,041	Nike, Inc., Class B	5,306,788
70,115	VF Corp.	5,434,614

		10,741,402

	Total Common Stocks (Identified Cost $340,783,092)	353,542,947

See accompanying notes to financial statements.

21

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares/ Principal Amount	Description	Value (†)

Short-Term Investments — 12.7%
42,909,346	State Street Navigator Securities Lending Prime Portfolio(d)	$42,909,346
$2,308,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $2,308,080 on 4/1/08 collateralized by $2,275,000 Federal National Mortgage Association, 5.020% due 11/21/2012 valued at $2,354,625 including accrued interest (Note 2g of Notes to Financial Statements)	2,308,000

	Total Short-Term Investments (Identified Cost $45,217,346)	45,217,346

	Total Investments — 111.5% (Identified Cost $386,000,438)(a)	398,760,293
	Other assets less liabilities — (11.5)%	(40,993,813)

	Net Assets — 100.0%	$357,766,480

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $386,000,438 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,130,624
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,370,769)

	Net unrealized appreciation	$12,759,855

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Capital Markets	8.4%
Oil, Gas & Consumable Fuels	6.6
Health Care Equipment & Supplies	6.5
IT Services	6.2
Computers & Peripherals	5.7
Communications Equipment	5.7
Biotechnology	5.3
Machinery	5.3
Software	4.9
Chemicals	4.4
Beverages	3.9
Diversified Financial Services	3.9
Internet & Catalog Retail	3.6
Specialty Retail	3.3
Textiles, Apparel & Luxury Goods	3.0
Energy Equipment & Services	2.7
Semiconductors & Semiconductor Equipment	2.4
Food & Staples Retailing	2.2
Other, less than 2% each	14.8

See accompanying notes to financial statements.

22

LOOMIS SAYLES RESEARCH FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.5% of Net Assets
	Aerospace & Defense — 3.5%
3,615	Boeing Co.	$268,847
4,060	Lockheed Martin Corp.(b)	403,158
1,608	Precision Castparts Corp.	164,145
1,638	United Technologies Corp.	112,727

		948,877

	Beverages — 4.4%
13,693	Coca-Cola Co. (The)	833,493
4,937	PepsiCo, Inc.	356,451

		1,189,944

	Biotechnology — 3.0%
3,840	Celgene Corp.(b)(c)	235,354
4,101	Genzyme Corp.(c)	305,688
5,253	Gilead Sciences, Inc.(b)(c)	270,687

		811,729

	Capital Markets — 2.5%
1,838	Goldman Sachs Group, Inc.	303,987
4,756	State Street Corp.(b)	375,724

		679,711

	Chemicals — 1.5%
2,569	Monsanto Co.	286,444
764	Potash Corp. of Saskatchewan, Inc.	118,580

		405,024

	Commercial Banks — 2.7%
6,219	PNC Financial Services Group, Inc.(b)	407,780
11,048	Wells Fargo & Co.(b)	321,497

		729,277

	Communications Equipment — 4.8%
4,516	Ciena Corp.(b)(c)	139,228
19,736	Cisco Systems, Inc.(b)(c)	475,440
15,511	Corning, Inc.	372,885
2,882	Research In Motion Ltd.(c)	323,447

		1,311,000

	Computers & Peripherals — 5.7%
4,194	Apple, Inc.(c)	601,839
20,853	Hewlett-Packard Co.(b)	952,148

		1,553,987

	Consumer Finance — 1.1%
6,499	American Express Co.(b)	284,136

	Containers & Packaging — 1.5%
5,508	Owens-Illinois, Inc.(c)	310,817
3,425	Pactiv Corp.(b)(c)	89,769

		400,586

	Diversified Financial Services — 4.6%
13,311	Bank of America Corp.	504,620
342	CME Group, Inc.	160,432
13,832	JPMorgan Chase & Co.	594,085

		1,259,137

	Diversified Telecommunication Services — 3.6%
25,376	AT&T, Inc.	971,901

	Electric Utilities — 2.4%
2,419	Exelon Corp.	196,592
4,091	FirstEnergy Corp.	280,725

Shares	Description	Value (†)

	Electric Utilities — continued
2,737	FPL Group, Inc.	$171,719

		649,036

	Electrical Equipment — 1.0%
5,474	Emerson Electric Co.	281,692

	Energy Equipment & Services — 4.6%
9,758	Halliburton Co.(b)	383,782
5,810	Nabors Industries Ltd.(b)(c)	196,204
3,148	Schlumberger Ltd.	273,876
2,850	Transocean, Inc.(b)(c)	385,320

		1,239,182

	Food & Staples Retailing — 4.1%
10,411	Costco Wholesale Corp.(b)	676,402
8,188	Wal-Mart Stores, Inc.	431,344

		1,107,746

	Health Care Equipment & Supplies — 6.0%
2,719	Baxter International, Inc.	157,213
4,148	Becton, Dickinson & Co.(b)	356,106
2,680	C.R. Bard, Inc.(b)	258,352
8,281	Covidien Ltd.(b)	366,434
2,839	Hologic, Inc.(b)(c)	157,848
2,097	Stryker Corp.(b)	136,410
2,466	Zimmer Holdings, Inc.(c)	192,003

		1,624,366

	Health Care Providers & Services — 0.5%
3,222	Medco Health Solutions, Inc.(b)(c)	141,091

	Hotels, Restaurants & Leisure — 2.0%
6,455	International Game Technology(b)	259,556
4,978	McDonald’s Corp.	277,623

		537,179

	Household Products — 1.1%
3,719	Colgate-Palmolive Co.(b)	289,747

	Independent Power Producers & Energy Traders — 1.3%
2,502	Constellation Energy Group	220,852
3,548	NRG Energy, Inc.(b)(c)	138,336

		359,188

	Industrial Conglomerates — 1.0%
4,889	Textron, Inc.	270,948

	Insurance — 6.2%
9,613	ACE Ltd.(b)	529,291
10,135	Chubb Corp. (The)(b)	501,480
10,811	Metlife, Inc.	651,471

		1,682,242

	Internet & Catalog Retail — 1.7%
3,886	Priceline.com, Inc.(b)(c)	469,662

	Internet Software & Services — 0.7%
6,662	Akamai Technologies, Inc.(b)(c)	187,602

	IT Services — 1.0%
9,028	Cognizant Technology Solutions Corp., Class A(b)(c)	260,277

	Machinery — 3.8%
7,402	Danaher Corp.(b)	562,774
4,258	Deere & Co.(b)	342,514
1,654	Eaton Corp.	131,774

		1,037,062

See accompanying notes to financial statements.

23

LOOMIS SAYLES RESEARCH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

	Media — 2.5%
13,736	DIRECTV Group, Inc. (The)(b)(c)	$340,516
17,331	News Corp., Class A	324,956

		665,472

	Metals & Mining — 0.7%
5,890	Steel Dynamics, Inc.(b)	194,605

	Oil, Gas & Consumable Fuels — 8.5%
4,938	ConocoPhillips	376,325
1,297	Devon Energy Corp.	135,316
15,822	ExxonMobil Corp.(b)	1,338,225
3,172	Marathon Oil Corp.	144,643
5,065	XTO Energy, Inc.(b)	313,321

		2,307,830

	Pharmaceuticals — 2.7%
2,741	Allergan, Inc.(b)	154,565
3,223	Eli Lilly & Co.	166,274
6,270	Johnson & Johnson	406,735

		727,574

	Road & Rail — 2.0%
2,867	Burlington Northern Santa Fe Corp.	264,395
2,177	Union Pacific Corp.(b)	272,952

		537,347

	Semiconductors & Semiconductor Equipment — 0.7%
2,839	MEMC Electronic Materials, Inc.(c)	201,285

	Software — 2.8%
39,403	Oracle Corp.(c)	770,723

	Specialty Retail — 1.3%
12,944	Home Depot, Inc.(b)	362,044

	Textiles, Apparel & Luxury Goods — 1.1%
4,468	Nike, Inc., Class B	303,824

	Tobacco — 0.9%
3,411	Loews Corp. — Carolina Group(b)	247,469

	Total Common Stocks (Identified Cost $26,398,176)	27,000,502

Shares/ Principal Amount
Short-Term Investments — 29.8%
7,921,170	State Street Navigator Securities Lending Prime Portfolio(d)	7,921,170
$174,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $174,006 on 4/1/2008 collateralized by $170,000 Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035 valued at $182,113 including accrued interest (Note 2g of Notes to Financial Statements)	174,000

	Total Short-Term Investments (Identified Cost $8,095,170)	8,095,170

	Total Investments — 129.3%
	(Identified Cost $34,493,346)(a)	35,095,672
	Other assets less liabilities — (29.3)%	(7,962,403)

	Net Assets — 100.0%	$27,133,269

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $34,493,346 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,545,181
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(942,855)

	Net unrealized appreciation	$602,326

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Oil, Gas & Consumable Fuels	8.5%
Insurance	6.2
Health Care Equipment & Supplies	6.0
Computers & Peripherals	5.7
Communications Equipment	4.8
Diversified Financial Services	4.6
Energy Equipment & Services	4.6
Beverages	4.4
Food & Staples Retailing	4.1
Machinery	3.8
Diversified Telecommunication Services	3.6
Aerospace & Defense	3.5
Biotechnology	3.0
Software	2.8
Commercial Banks	2.7
Pharmaceuticals	2.7
Capital Markets	2.5
Media	2.5
Electric Utilities	2.4
Road & Rail	2.0
Hotels, Restaurants & Leisure	2.0
Other, less than 2% each	17.1

See accompanying notes to financial statements.

24

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 95.9% of Net Assets
	Aerospace & Defense — 3.0%
78,380	Northrop Grumman Corp.	$6,098,748
47,139	United Technologies Corp.	3,244,106

		9,342,854

	Beverages — 2.8%
176,886	Coca-Cola Enterprises, Inc.	4,280,641
84,749	Molson Coors Brewing Co., Class B	4,455,255

		8,735,896

	Capital Markets — 5.4%
80,448	Ameriprise Financial, Inc.	4,171,229
138,350	Bank of New York Mellon Corp.	5,773,345
52,144	Merrill Lynch & Co., Inc.(b)	2,124,346
105,468	Morgan Stanley	4,819,888

		16,888,808

	Chemicals — 2.9%
93,519	E.I. du Pont de Nemours & Co.	4,372,948
57,968	Praxair, Inc.	4,882,645

		9,255,593

	Commercial Banks — 3.4%
75,861	PNC Financial Services Group, Inc.	4,974,206
179,155	U.S. Bancorp	5,797,456

		10,771,662

	Commercial Services & Supplies — 1.2%
79,606	Avery Dennison Corp.	3,920,596

	Communications Equipment — 0.9%
308,528	Motorola, Inc.	2,869,310

	Computers & Peripherals — 3.2%
118,745	Hewlett-Packard Co.	5,421,896
40,870	International Business Machines Corp.	4,705,772

		10,127,668

	Consumer Finance — 0.7%
136,547	Discover Financial Services	2,235,274

	Containers & Packaging — 3.3%
113,071	Owens-Illinois, Inc.(c)	6,380,596
154,366	Pactiv Corp.(c)	4,045,933

		10,426,529

	Diversified Financial Services — 5.1%
130,790	Bank of America Corp.	4,958,249
182,338	Citigroup, Inc.	3,905,680
166,905	JPMorgan Chase & Co.	7,168,570

		16,032,499

	Diversified Telecommunication Services — 4.4%
365,688	AT&T, Inc.	14,005,850

	Electric Utilities — 1.7%
67,058	Exelon Corp.	5,449,804

	Electrical Equipment — 2.8%
195,089	ABB Ltd. ADR	5,251,796
62,604	General Cable Corp.(b)(c)	3,698,018

		8,949,814

	Energy Equipment & Services — 4.6%
150,093	BJ Services Co.	4,279,151
155,132	Halliburton Co.	6,101,342
75,991	Tidewater, Inc.(b)	4,187,864

		14,568,357

Shares	Description	Value (†)

	Food & Staples Retailing — 1.6%
92,951	Wal-Mart Stores, Inc.	$4,896,659

	Food Products — 2.8%
202,426	ConAgra Foods, Inc.	4,848,103
125,248	Kraft Foods, Inc., Class A	3,883,940

		8,732,043

	Gas Utilities — 1.6%
87,371	Equitable Resources, Inc.	5,146,152

	Health Care Equipment & Supplies — 1.8%
126,160	Covidien Ltd.	5,582,580

	Health Care Providers & Services — 0.9%
80,154	UnitedHealth Group, Inc.	2,754,091

	Hotels, Restaurants & Leisure — 1.6%
92,917	McDonald’s Corp.	5,181,981

	Household Durables — 0.8%
65,113	Sony Corp., ADR	2,609,078

	Independent Power Producers & Energy Traders — 1.1%
87,812	NRG Energy, Inc.(b)(c)	3,423,790

	Industrial Conglomerates — 1.9%
159,665	General Electric Co.	5,909,202

	Insurance — 7.5%
122,056	Allstate Corp.	5,866,011
115,444	American International Group, Inc.	4,992,953
1,356	Berkshire Hathaway, Inc., Class B(c)	6,065,252
67,772	Metlife, Inc.	4,083,941
32,142	Prudential Financial, Inc.	2,515,112

		23,523,269

	IT Services — 0.9%
158,794	Broadridge Financial Solutions, Inc.	2,794,774

	Media — 6.6%
216,817	Comcast Corp., Class A(b)	4,193,241
195,560	DIRECTV Group, Inc. (The)(c)	4,847,932
324,912	News Corp., Class A	6,092,100
414,332	Time Warner, Inc.	5,808,935

		20,942,208

	Multi-Utilities & Unregulated Power — 1.1%
98,428	PG&E Corp.(b)	3,624,119

	Oil, Gas & Consumable Fuels — 8.2%
144,264	ExxonMobil Corp.	12,201,849
184,732	Spectra Energy Corp.	4,202,653
74,127	Total SA, Sponsored ADR	5,486,140
62,456	XTO Energy, Inc.	3,863,528

		25,754,170

	Personal Products — 1.0%
68,243	Estee Lauder Cos., Inc./The, Class A(b)	3,128,942

	Pharmaceuticals — 6.8%
172,124	Bristol-Myers Squibb Co.	3,666,241
74,885	Johnson & Johnson	4,857,790
71,816	Novartis AG, ADR	3,679,134
221,022	Pfizer, Inc.	4,625,991
322,001	Schering-Plough Corp.	4,640,034

		21,469,190

	Semiconductors & Semiconductor Equipment — 1.2%
194,258	Applied Materials, Inc.	3,789,974

See accompanying notes to financial statements.

25

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

	Software — 1.4%
150,526	Microsoft Corp.	$4,271,928

	Specialty Retail — 1.0%
160,496	Gap, Inc. (The)	3,158,561

	Textiles, Apparel & Luxury Goods — 0.7%
129,862	Liz Claiborne, Inc.(b)	2,356,995

	Total Common Stocks (Identified Cost $306,495,689)	302,630,220

Principal Amount/ Shares
Short-Term Investments — 11.1%
$13,271,000	San Paolo U.S. Financial, Commercial Paper, 1.000%, 4/1/2008(d)	13,271,000
21,825,478	State Street Navigator Securities Lending Prime Portfolio(e)	21,825,478

	Total Short-Term Investments (Identified Cost $35,096,478)	35,096,478

	Total Investments — 107.0% (Identified Cost $341,592,167)(a)	337,726,698
	Other assets less liabilities — (7.0)%	(22,037,756)

	Net Assets — 100.0%	$315,688,942

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At March 31, 2008, the net unrealized depreciation on investments based on a cost of $341,592,167 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$24,058,950
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,924,419)

	Net unrealized depreciation	$(3,865,469)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Interest Rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Represents investment of securities lending collateral.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Oil, Gas & Consumable Fuels	8.2%
Insurance	7.5
Pharmaceuticals	6.8
Media	6.6
Capital Markets	5.4
Diversified Financial Services	5.1
Energy Equipment & Services	4.6
Diversified Telecommunication Services	4.4
Commercial Banks	3.4
Containers & Packaging	3.3
Computers & Peripherals	3.2
Aerospace & Defense	3.0
Chemicals	2.9
Electrical Equipment	2.8
Beverages	2.8
Food Products	2.8
Other, less than 2% each	23.1

See accompanying notes to financial statements.

26

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Global Markets Fund	Growth Fund	Research Fund	Value Fund

ASSETS
Investments at cost	$387,210,180	$386,000,438	$34,493,346	$341,592,167
Net unrealized appreciation (depreciation)	(1,557,090)	12,759,855	602,326	(3,865,469)

Investments at value(a)	385,653,090	398,760,293	35,095,672	337,726,698
Cash	1,160	306	149	1,083
Foreign currency at value (identified cost $376,548)	385,202	—	—	—
Receivable for Fund shares sold	1,879,633	1,597,472	11,115	1,316,156
Receivable for securities sold	3,342,687	1,250,872	535,495	—
Dividends and interest receivable	2,288,391	231,770	27,929	486,549
Unrealized appreciation on forward foreign currency contracts	8,967	—	—	—
Receivable from investment adviser (Note 4)	16,656	—	6,104	—
Securities lending income receivable	34,472	24,760	2,795	10,124
Other assets	1,050	—	—	—

TOTAL ASSETS	393,611,308	401,865,473	35,679,259	339,540,610

LIABILITIES
Collateral on securities loaned, at value (Note 2)	46,998,736	42,909,346	7,921,170	21,825,478
Payable for securities purchased	807,131	290,249	548,291	1,153,445
Payable for Fund shares redeemed	1,143,902	399,984	905	331,676
Unrealized depreciation on forward foreign currency contracts	48,510	—	—	—
Management fees payable (Note 4)	214,565	151,215	11,379	130,553
Administrative fees payable (Note 4)	27,912	30,302	2,265	25,824
Deferred Trustees’ fees (Note 4)	42,828	88,697	39,520	288,200
Service and distribution fees payable (Note 4)	12,824	8,505	98	3,550
Other accounts payable and accrued expenses	38,956	220,695	22,362	92,942

TOTAL LIABILITIES	49,335,364	44,098,993	8,545,990	23,851,668

NET ASSETS	$344,275,944	$357,766,480	$27,133,269	$315,688,942

NET ASSETS CONSIST OF:
Paid-in capital	$351,339,916	$561,352,288	$26,891,327	$315,304,165
Undistributed (overdistributed) net investment income (loss)	(4,088,804)	(460,825)	(99,367)	1,038,559
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,408,725)	(215,884,838)	(261,017)	3,211,687
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,566,443)	12,759,855	602,326	(3,865,469)

NET ASSETS	$344,275,944	$357,766,480	$27,133,269	$315,688,942

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$68,434,292	$199,049,716	$974,928	$108,498,202

Shares of beneficial interest	4,826,719	32,431,502	124,337	5,402,450

Net asset value and redemption price per share	$14.18	$6.14	$7.84	$20.08

Offering price per share (100/94.25 of net asset value) (Note 1)	$15.05	$6.51	$8.32	$21.31

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$18,823,617	$317,944	$11,359,020

Shares of beneficial interest	—	3,175,845	41,470	567,512

Net asset value and offering price per share	$—	$5.93	$7.67	$20.02

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$139,464,799	$36,119,509	$639,077	$5,032,202

Shares of beneficial interest	9,921,171	6,088,131	83,799	251,559

Net asset value and offering price per share	$14.06	$5.93	$7.63	$20.00

Class Y shares:
Net assets	$136,376,853	$103,773,638	$25,201,320	$190,799,518

Shares of beneficial interest	9,591,548	16,140,582	3,195,088	9,477,950

Net asset value, offering and redemption price per share	$14.22	$6.43	$7.89	$20.13

(a) Including securities on loan with market values of:	$46,177,788	$40,807,599	$7,658,942	$21,687,553

See accompanying notes to financial statements.

27

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Global Markets Fund	Growth Fund	Research Fund	Value Fund

INVESTMENT INCOME
Dividends	$1,454,066	$1,569,151	$222,987	$3,295,660
Interest	2,798,143	85,374	4,198	90,302
Securities lending income (Note 2)	170,660	198,123	16,708	59,807
Less net foreign taxes withheld	(43,423)	—	(23)	(21,900)

	4,379,446	1,852,648	243,870	3,423,869

Expenses
Management fees (Note 4)	1,074,615	1,012,885	73,358	734,101
Service fees - Class A (Note 4)	77,423	274,243	1,417	122,182
Service and distribution fees - Class B (Note 4)	—	124,187	1,733	55,287
Service and distribution fees - Class C (Note 4)	547,495	193,393	4,462	21,856
Trustees’ fees and expenses (Note 4)	6,709	9,749	5,140	8,047
Administrative fees (Note 4)	74,839	106,123	7,684	76,792
Custodian fees and expenses	146,813	14,242	13,175	15,848
Transfer agent fees and expenses - Class A (Note 4)	16,747	277,820	1,210	90,957
Transfer agent fees and expenses - Class B (Note 4)	—	33,574	361	10,337
Transfer agent fees and expenses - Class C (Note 4)	32,693	46,660	1,094	4,046
Transfer agent fees and expenses - Class Y (Note 4)	25,307	21,078	7,528	23,289
Audit and tax services fees	24,933	19,038	19,232	16,828
Legal fees	1,967	6,898	507	4,448
Shareholder reporting expenses	6,612	55,076	1,946	19,942
Registration fees	34,837	33,693	29,139	48,206
Expense recapture - Class B (Note 4)	—	—	—	8
Expense recapture - Class C (Note 4)	—	—	—	137
Miscellaneous expenses	7,006	7,896	2,811	7,619

Total expenses	2,077,996	2,236,555	170,797	1,259,930
Less fee reduction and/or expense reimbursement (Note 4)	(20,284)	(5,118)	(36,695)	(3,869)

Net expenses	2,057,712	2,231,437	134,102	1,256,061

Net investment income (loss)	2,321,734	(378,789)	109,768	2,167,808

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments (including foreign capital gains taxes paid of $18,501 for Global Markets Fund)	1,086,623	(682,945)	(162,481)	4,108,636
Foreign currency transactions	(254,711)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments (including change in foreign capital gains tax accrual of $71,379 for Global Markets Fund)	(28,546,868)	(51,455,691)	(3,201,399)	(36,425,354)
Foreign currency translations	(20,582)	—	—	—

Net realized and unrealized loss on investments and foreign currency transactions	(27,735,538)	(52,138,636)	(3,363,880)	(32,316,718)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,413,804)	$(52,517,425)	$(3,254,112)	$(30,148,910)

See accompanying notes to financial statements.

28

STATEMENTS OF CHANGES IN NET ASSETS

	Global Markets Fund		Growth Fund
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

FROM OPERATIONS:
Net investment income (loss)	$2,321,734	$1,533,353	$(378,789)	$(1,945,087)
Net realized gain (loss) on investments and foreign currency transactions	831,912	5,807,960	(682,945)	26,173,209
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(28,567,450)	22,222,672	(51,455,691)	50,265,940

Net increase (decrease) in net assets resulting from operations	(25,413,804)	29,563,985	(52,517,425)	74,494,062

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,576,341)	(238,081)	—	—
Class B	—	—	—	—
Class C	(2,867,382)	(346,135)	—	—
Class Y	(3,658,690)	(1,143,953)	—	—
Net realized capital gains
Class A	(1,305,191)	—	—	—
Class B	—	—	—	—
Class C	(2,671,988)	—	—	—
Class Y	(2,927,616)	—	—	—

Total distributions	(15,007,208)	(1,728,169)	—	—

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	214,713,992	52,772,239	(10,423,988)	(76,568,270)

Redemption Fees
Class A	12,268	743	—	—
Class C	20,748	1,591	—	—
Class Y	20,670	3,115	—	—

Net increase (decrease) in net assets	174,346,666	80,613,504	(62,941,413)	(2,074,208)

NET ASSETS
Beginning of period	169,929,278	89,315,774	420,707,893	422,782,101

End of period	$344,275,944	$169,929,278	$357,766,480	$420,707,893

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$(4,088,804)	$1,691,875	$(460,825)	$(82,036)

See accompanying notes to financial statements.

29

Research Fund		Value Fund
Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

$109,768	$153,496	$2,167,808	$1,698,014
(162,481)	3,421,566	4,108,636	9,941,092
(3,201,399)	1,282,288	(36,425,354)	8,063,036

(3,254,112)	4,857,350	(30,148,910)	19,702,142

(6,624)	(9,859)	(444,319)	(33,688)
—	(509)	(25,511)	—
—	(2,662)	(19,019)	—
(277,956)	(260,548)	(1,990,862)	(673,111)

(123,072)	(161,282)	(1,119,214)	(226,188)
(37,858)	(48,393)	(44,036)	—
(97,901)	(147,505)	(96,784)	—
(2,801,426)	(2,907,435)	(8,863,000)	(4,162,095)

(3,344,837)	(3,538,193)	(12,602,745)	(5,095,082)

3,614,126	2,841,472	157,440,511	114,779,649

—	—	—	—
—	—	—	—
—	—	—	—

(2,984,823)	4,160,629	114,688,856	129,386,709

30,118,092	25,957,463	201,000,086	71,613,377

$27,133,269	$30,118,092	$315,688,942	$201,000,086

$(99,367)	$75,445	$1,038,559	$1,350,462

30

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (d)

GLOBAL MARKETS FUND
Class A
3/31/2008(g)	$15.83	$0.13	$(0.81)	$(0.68)	$(0.53)	$(0.44)	$(0.97)	$0.00
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)	0.00
9/30/2006*	12.71	0.12	(0.34)	(0.22)	—	—	—	—
Class C
3/31/2008(g)	15.70	0.08	(0.81)	(0.73)	(0.47)	(0.44)	(0.91)	0.00
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)	0.00
9/30/2006*	12.71	0.06	(0.34)	(0.28)	—	—	—	—
Class Y
3/31/2008(g)	15.87	0.16	(0.82)	(0.66)	(0.55)	(0.44)	(0.99)	0.00
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)	0.00
9/30/2006**	11.84	0.19	0.64	0.83	(0.16)	—	(0.16)	0.00
9/30/2005	10.19	0.19	1.73	1.92	(0.27)	—	(0.27)	—
9/30/2004	9.32	0.25	0.96	1.21	(0.34)	—	(0.34)	—
9/30/2003	7.53	0.32	1.74	2.06	(0.27)	—	(0.27)	—

*	From commencement of Class operations on February 1, 2006 through September 30, 2006.
**	Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
(a)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(b)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Per share net investment income (loss) has been calculated using all of the weighted average shares outstanding during the period.

See accompanying notes to financial statements.

31

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$14.18	(4.9)	$68,434	1.25	1.26	1.71	68
15.83	29.1	28,927	1.25	1.37	1.44	78
12.49	(1.7)	10,438	1.25	1.56	1.52	103

14.06	(5.2)	139,465	2.00	2.03	1.08	68
15.70	28.0	60,179	2.00	2.11	0.69	78
12.43	(2.1)	20,228	2.00	2.32	0.78	103

14.22	(4.8)	136,377	1.00	1.00	2.09	68
15.87	29.4	80,824	1.00	1.02	1.70	78
12.51	7.1	58,650	1.00	1.19	1.58	103
11.84	19.1	47,712	1.00	1.46	1.72	78
10.19	13.2	17,274	1.00	1.87	2.55	69
9.32	28.0	10,499	1.00	2.23	3.81	94

(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2008 (unaudited).

32

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (c)(d)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

GROWTH FUND
Class A
3/31/2008(j)	$7.01	$(0.01)	$(0.86)	$(0.87)	$—	$—	$—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
9/30/2006	6.03	(0.00)	(0.19)	(0.19)	—	—	—
9/30/2005	4.98	(0.02)	1.07	1.05	—	—	—
9/30/2004	4.41	(0.03)	0.60	0.57	—	—	—
9/30/2003	3.65	(0.02)	0.78	0.76	—	—	—
Class B
3/31/2008(j)	6.79	(0.03)	(0.83)	(0.86)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
9/30/2006	5.94	(0.05)	(0.19)	(0.24)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
9/30/2004	4.41	(0.07)	0.60	0.53	—	—	—
9/30/2003*	4.54	(0.00)	(0.13)	(0.13)	—	—	—
Class C
3/31/2008(j)	6.80	(0.03)	(0.84)	(0.87)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
9/30/2006	5.94	(0.04)	(0.19)	(0.23)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
9/30/2004	4.41	(0.06)	0.59	0.53	—	—	—
9/30/2003*	4.54	(0.00)	(0.13)	(0.13)	—	—	—
Class Y
3/31/2008(j)	7.32	0.01	(0.90)	(0.89)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—
9/30/2006	6.26	0.02	(0.20)	(0.18)	—	—	—
9/30/2005	5.15	(0.00)	1.11	1.11	—	—	—
9/30/2004	4.55	(0.02)	0.62	0.60	—	—	—
9/30/2003	3.75	(0.01)	0.81	0.80	—	—	—

*	From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(b)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

33

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)		Net assets, end of the period (000’s)	Net expenses (%) (b)(g)		Gross expenses (%) (g)		Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$6.14	(12.4	)(e)	$199,050	1.13		1.13		(0.21)	99
7.01	20.0	(e)	228,629	1.14	(i)	1.14	(i)	(0.49)	134
5.84	(3.2	)(e)	225,729	1.10		1.17		(0.03)	174
6.03	21.1	(e)	51,248	1.10		1.60		(0.38)	164
4.98	12.9	(e)	14,072	1.10		1.70		(0.58)	171
4.41	20.8	(f)	947	1.10		3.11		(0.45)	201

5.93	(12.7	)(e)	18,824	1.89		1.89		(0.98)	99
6.79	19.1	(e)	28,258	1.85	(i)	1.85	(i)	(1.20)	134
5.70	(4.0	)(e)	32,160	1.95		2.11		(0.85)	174
5.94	20.2	(e)	38,538	1.85		2.33		(1.14)	164
4.94	12.0	(e)	12,532	1.85		2.45		(1.33)	171
4.41	(2.9	)(f)	2	1.85		7.92		(1.29)	201

5.93	(12.8	)(e)	36,120	1.86		1.87		(0.95)	99
6.80	19.1	(e)	39,157	1.88		1.88		(1.23)	134
5.71	(3.9	)(e)	43,415	1.85		1.95		(0.76)	174
5.94	20.2	(e)	25,734	1.85		2.35		(1.10)	164
4.94	12.0	(e)	6,826	1.85		2.45		(1.30)	171
4.41	(2.9	)(f)	2	1.85		7.92		(1.29)	201

6.43	(12.2)		103,774	0.66		0.66		0.26	99
7.32	20.4		124,663	0.67		0.67		(0.02)	134
6.08	(2.9)		121,478	0.80	(h)	0.80	(h)	0.31	174
6.26	21.6		95,534	0.85		0.97		(0.05)	164
5.15	13.2		40,165	0.85		1.04		(0.32)	171
4.55	21.3		28,898	0.85		1.18		(0.20)	201

(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes expense recapture of 0.07%.
(i)	Includes expense recapture of 0.001% and 0.08% for Class A and Class B, respectively.
(j)	For the six months ended March 31, 2008 (unaudited).

34

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (c)(d)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (d)	Distributions from net realized capital gains	Total distributions (d)

RESEARCH FUND
Class A
3/31/2008(g)	$9.77	$0.02	$(0.92)	$(0.90)	$(0.06)	$(0.97)	$(1.03)
9/30/2007	9.42	0.02	1.53	1.55	(0.07)	(1.13)	(1.20)
9/30/2006	9.22	0.05	0.64	0.69	(0.03)	(0.46)	(0.49)
9/30/2005	7.79	0.00	1.43	1.43	(0.00)	—	(0.00)
9/30/2004	6.90	0.01	0.90	0.91	(0.02)	—	(0.02)
9/30/2003	5.69	0.02	1.20	1.22	(0.01)	—	(0.01)
Class B
3/31/2008(g)	9.56	(0.01)	(0.91)	(0.92)	—	(0.97)	(0.97)
9/30/2007	9.25	(0.05)	1.50	1.45	(0.01)	(1.13)	(1.14)
9/30/2006	9.10	(0.02)	0.63	0.61	—	(0.46)	(0.46)
9/30/2005	7.73	(0.06)	1.43	1.37	(0.00)	—	(0.00)
9/30/2004	6.90	(0.05)	0.90	0.85	(0.02)	—	(0.02)
9/30/2003*	7.05	0.00	(0.15)	(0.15)	—	—	—
Class C
3/31/2008(g)	9.52	(0.02)	(0.90)	(0.92)	—	(0.97)	(0.97)
9/30/2007	9.22	(0.05)	1.50	1.45	(0.02)	(1.13)	(1.15)
9/30/2006	9.08	(0.02)	0.63	0.61	(0.01)	(0.46)	(0.47)
9/30/2005	7.73	(0.07)	1.42	1.35	(0.00)	—	(0.00)
9/30/2004	6.90	(0.05)	0.88	0.83	—	—	—
9/30/2003*	7.05	0.00	(0.15)	(0.15)	—	—	—
Class Y
3/31/2008(g)	9.85	0.04	(0.93)	(0.89)	(0.10)	(0.97)	(1.07)
9/30/2007	9.49	0.06	1.53	1.59	(0.10)	(1.13)	(1.23)
9/30/2006	9.27	0.09	0.64	0.73	(0.05)	(0.46)	(0.51)
9/30/2005	7.82	0.04	1.44	1.48	(0.03)	—	(0.03)
9/30/2004	6.92	0.03	0.90	0.93	(0.03)	—	(0.03)
9/30/2003	5.71	0.04	1.20	1.24	(0.03)	—	(0.03)

*	From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(b)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

35

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)		Net assets, end of the period (000’s)	Net expenses (%) (b)(h)	Gross expenses (%) (h)	Net investment income (loss) (%) (h)	Portfolio turnover rate (%)

$7.84	(10.6	)(e)	$975	1.25	1.50	0.41	82
9.77	18.0	(e)	1,198	1.25	1.50	0.22	148
9.42	7.7	(e)	1,331	1.25	1.68	0.56	143
9.22	18.4	(e)	344	1.25	34.73	0.03	133
7.79	13.2	(e)	106	1.21	39.85	0.07	151
6.90	21.5	(f)	41	1.10	28.75	0.35	138

7.67	(10.9	)(e)	318	2.00	2.25	(0.33)	82
9.56	17.1	(e)	356	2.00	2.31	(0.51)	148
9.25	6.9	(e)	331	2.00	2.33	(0.19)	143
9.10	17.8	(e)	210	2.00	41.40	(0.71)	133
7.73	12.3	(e)	57	2.00	40.60	(0.71)	151
6.90	(2.1	)(f)	2	2.00	125.11	(0.72)	138

7.63	(11.1	)(e)	639	2.00	2.28	(0.38)	82
9.52	17.2	(e)	1,164	2.00	2.29	(0.54)	148
9.22	6.9	(e)	1,198	2.00	2.37	(0.18)	143
9.08	17.5	(e)	140	2.00	37.60	(0.76)	133
7.73	12.0	(e)	3	2.00	40.60	(0.59)	151
6.90	(2.1	)(f)	2	2.00	125.11	(0.72)	138

7.89	(10.4)		25,201	0.85	1.10	0.81	82
9.85	18.4		27,400	0.85	1.11	0.62	148
9.49	8.1		23,096	0.85	1.26	0.98	143
9.27	19.0		24,651	0.85	1.31	0.43	133
7.82	13.5		21,721	0.85	1.50	0.44	151
6.92	21.8		21,881	0.85	1.31	0.59	138

(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)	For the six months ended March 31, 2008 (unaudited).
(h)	Computed on an annualized basis for periods less than one year, if applicable.

36

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (d)(e)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

VALUE FUND
Class A****
3/31/2008(a)	$23.46	$0.14	$(2.19)	$(2.05)	$(0.18)	$(1.15)	$(1.33)
9/30/2007	21.04	0.19	3.27	3.46	(0.13)	(0.91)	(1.04)
9/30/2006*	19.69	0.02	1.33	1.35	—	—	—
Class B
3/31/2008(a)	23.46	0.06	(2.19)	(2.13)	(0.16)	(1.15)	(1.31)
9/30/2007**	24.00	0.00	(0.54)	(0.54)	—	—	—
Class C
3/31/2008(a)	23.46	0.06	(2.19)	(2.13)	(0.18)	(1.15)	(1.33)
9/30/2007**	24.00	0.01	(0.55)	(0.54)	—	—	—
Class Y***
3/31/2008(a)	23.54	0.17	(2.18)	(2.01)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27	3.27	3.54	(0.14)	(0.91)	(1.05)
9/30/2006	18.72	0.22	3.17	3.39	(0.27)	(0.79)	(1.06)
9/30/2005	15.95	0.20	2.83	3.03	(0.26)	—	(0.26)
9/30/2004	13.52	0.21	2.39	2.60	(0.17)	—	(0.17)
9/30/2003	11.17	0.15	2.29	2.44	(0.09)	—	(0.09)

*	From commencement of Class operations on June 30, 2006 through September 30, 2006.
**	From commencement of Class operations on June 1, 2007 through September 30, 2007.
***	Prior to the close of business on June 1, 2007, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
****	Prior to the close of business on June 1, 2007, the Fund offered Retail Class shares, which were redesignated as Class A shares on that date.
(a)	For the six months ended March 31, 2008 (unaudited).
(b)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

37

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(h)	Net assets, end of the period (000’s)	Net expenses (%) (c)(g)		Gross expenses (%) (g)		Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$20.08	(9.3)	$108,498	1.07		1.07		1.33	16	(j)
23.46	16.9	17,500	1.09	(f)	1.09	(f)	0.79	41
21.04	6.9	466	1.10		8.65		0.42	36

20.02	(9.6)	11,359	1.82	(i)	1.82	(i)	0.60	16	(j)
23.46	(2.3)	108	1.85		1.89		0.03	41

20.00	(9.6)	5,032	1.82	(i)	1.83	(i)	0.53	16	(j)
23.46	(2.3)	1,390	1.85		1.94		0.10	41

20.13	(9.0)	190,800	0.66		0.66		1.63	16	(j)
23.54	17.3	182,002	0.72	(f)	0.72	(f)	1.19	41
21.05	18.9	71,147	0.85		0.91		1.13	36
18.72	19.2	37,255	0.85		0.92		1.13	34
15.95	19.4	33,563	0.85		0.93		1.38	47
13.52	22.0	37,959	0.85		0.92		1.23	56

(d)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Includes expense recapture of 0.02% and 0.01% for Class A and Class Y, respectively.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(i)	Includes expense recapture of less than 0.01% and 0.01% for Class B and Class C, respectively.
(j)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund. (See Note 9 of Notes to Financial Statements.)

38

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Markets Fund (the “Global Markets Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Research Fund (the “Research Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. They are generally intended for institutional investors with a minimum initial investment of $100,000 though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At March 31, 2008, approximately 19% of the market value of investments of the Global Markets Fund was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified and interest income is recorded on an accrual basis. Interest income is increased by the accretion of

39

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, the Global Markets Fund had the following open forward foreign currency exchange contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)

Sell	6/12/2008	Canadian Dollar	280,000	$272,358	$8,967
Sell	6/12/2008	Colombian Peso	1,680,000,000	901,834	(3,438)
Sell	6/12/2008	Euro	1,230,000	1,934,950	(28,265)
Sell	6/12/2008	Japanese Yen	57,000,000	574,381	(16,807)

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

40

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”) and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, unrealized gains on PFICs, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total

Global Markets Fund	$1,728,169	$—	$1,728,169
Growth Fund	—	—	—
Research Fund	1,006,557	2,531,636	3,538,193
Value Fund	958,359	4,136,723	5,095,082

As of September 30, 2007, capital loss carryforwards were as follows:

Capital Loss Carryforward:	Global Markets Fund	Growth Fund		Research Fund	Value Fund

Expires September 30, 2010	$—	$12,659,581	*	$—	$—
Expires September 30, 2011	—	6,192,314	*	—	—

Total capital loss carryforward	$—	$18,851,895		$—	$—

* A significant portion of the Loomis Sayles Growth Fund’s carryforward losses are result of prior year mergers; therefore these losses have been limited under Section 382 of the Internal Revenue Code.

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Market Value of Securities on Loan	Value of Collateral

Global Markets Fund	$46,177,788	$46,998,736
Growth Fund	40,807,599	42,909,346
Research Fund	7,658,942	7,921,170
Value Fund	21,687,553	21,825,478

41

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncements.  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities.  For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were as follows:

Fund	Purchases	Sales

Global Markets Fund	$369,676,026	$163,630,067
Growth Fund	397,418,925	408,717,184
Research Fund	24,576,511	24,265,704
Value Fund	64,617,823	46,981,193

For the six months ended March 31, 2008, purchases and sales of U.S. Government/Agency Securities by the Global Markets Fund were $10,330,903 and $17,652,769, respectively. Purchases and sales of the Value Fund exclude the impact of assets resulting from a merger with another fund. (See Note 9.)

4. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Markets Fund	0.75%
Growth Fund	0.50%
Research Fund	0.50%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the six months ended March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Global Markets Fund	1.25%	N/A	2.00%	1.00%
Growth Fund	1.25%	2.00%	2.00%	0.85%
Research Fund	1.25%	2.00%	2.00%	0.85%
Value Fund	1.10%	1.85%	1.85%	0.85%

42

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, the management fees and reductions of management fees for each Fund were as follows:

	Gross Management Fee	Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Markets Fund	$1,074,615	$—	$1,074,615	0.75%	0.74%
Growth Fund	1,012,885	—	1,012,885	0.50%	0.50%
Research Fund	73,358	27,953	45,405	0.50%	0.31%
Value Fund	734,101	—	734,101	0.50%	0.50%

For the six months ended March 31, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
Global Markets Fund	$16,656
Growth Fund	—
Research Fund	8,371
Value Fund	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent a class’ expenses fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until September 30, 2008
Fund	Class A	Class B	Class C	Class Y	Total

Global Markets Fund	$17,795	$—	$34,787	$15,192	$67,774
Growth Fund	—	—	—	—	—
Research Fund	3,536	1,134	3,826	67,244	75,740
Value Fund	—	8	138	—	146

	Expenses Subject to Possible Reimbursement until September 30, 2009
Fund	Class A	Class B	Class C	Class Y	Total

Global Markets Fund	$2,613	$—	$12,817	$1,226	$16,656
Growth Fund	—	—	—	—	—
Research Fund	1,429	431	1,244	33,220	36,324
Value Fund	—	—	—	—	—

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management Group, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

43

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees

Global Markets Fund	$74,839	$3,628	$71,211
Growth Fund	106,123	5,118	101,005
Research Fund	7,684	371	7,313
Value Fund	76,792	3,869	72,923

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”) a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with The Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), Service and Distribution Plans relating to the Growth Fund’s, Research Fund’s and Value Fund’s Class B shares (the “Class B Plans”), and Service and Distribution Plans relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each applicable Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each applicable Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Global Markets Fund	$77,423	$—	$136,874	$—	$410,621
Growth Fund	274,243	31,047	48,348	93,140	145,045
Research Fund	1,417	433	1,116	1,300	3,346
Value Fund	122,182	13,822	5,464	41,465	16,392

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y

Global Markets Fund	$11,010	$—	$29,945	$17,774
Growth Fund	168,816	18,858	27,881	17,429
Research Fund	505	150	423	7,348
Value Fund	12,158	1,409	463	20,254

44

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds for the six months ended March 31, 2008, were as follows:

Fund	Commissions

Global Markets Fund	$615,316
Growth Fund	138,234
Research Fund	1,484
Value Fund	—

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g.  Redemption Fees.  Shareholders of Class A and Class Y shares of the Global Markets Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund.

The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates

Global Markets Fund	$45,158
Growth Fund	127,313
Research Fund	8,305
Value Fund	18,226

45

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

7.  Shareholders.  At March 31, 2008, Loomis Sayles Funded Pension Plan and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Global Markets Fund	966,513	559,874
Growth Fund	1,365,599	2,365,309
Research Fund	1,125,651	787,694
Value Fund	507,892	602,503

At March 31, 2008, two shareholders individually owned more than 5% of the Research Fund’s total outstanding shares, representing, in aggregate, 29.15% of the Fund; and one shareholder individually owned more than 5% of the Global Markets Fund’s total outstanding shares, representing, 50.49% of the Fund.

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Global Markets Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	5,047,168	$78,976,975	1,323,460	$19,376,888
Issued in connection with the reinvestment of distributions	131,139	2,095,597	12,909	170,145
Redeemed	(2,179,070)	(30,951,760)	(344,626)	(4,798,240)

Net change	2,999,237	$50,120,812	991,743	$14,748,793

Class C
Issued from the sale of shares	6,903,312	$105,989,859	2,428,865	$34,758,519
Issued in connection with the reinvestment of distributions	105,648	1,677,700	6,914	90,915
Redeemed	(920,136)	(13,090,904)	(230,238)	(3,164,913)

Net change	6,088,824	$94,576,655	2,205,541	$31,684,521

Class Y
Issued from the sale of shares	5,703,664	$86,592,272	1,157,288	$16,511,186
Issued in connection with the reinvestment of distributions	307,775	4,927,469	78,467	1,034,975
Redeemed	(1,513,793)	(21,503,216)	(830,965)	(11,207,236)

Net change	4,497,646	$70,016,525	404,790	$6,338,925

Increase (decrease) from capital share transactions	13,585,707	$214,713,992	3,602,074	$52,772,239

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Growth Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	4,125,161	$27,648,469	7,089,532	$44,698,435
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,323,514)	(29,134,411)	(13,109,095)	(81,970,028)

Net change	(198,353)	$(1,485,942)	(6,019,563)	$(37,271,593)

Class B
Issued from the sale of shares	43,925	$289,201	225,868	$1,376,484
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,028,192)	(6,525,806)	(1,705,839)	(10,426,523)

Net change	(984,267)	$(6,236,605)	(1,479,971)	$(9,050,039)

Class C
Issued from the sale of shares	783,715	$5,071,985	1,278,833	$7,816,200
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(455,710)	(2,919,450)	(3,124,017)	(19,027,646)

Net change	328,005	$2,152,535	(1,845,184)	$(11,211,446)

Class Y
Issued from the sale of shares	3,445,649	$24,245,015	3,152,372	$20,891,933
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,329,167)	(29,098,991)	(6,121,890)	(39,927,125)

Net change	(883,518)	$(4,853,976)	(2,969,518)	$(19,035,192)

Increase (decrease) from capital share transactions	(1,738,133)	$(10,423,988)	(12,314,236)	$(76,568,270)

46

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

8.  Capital Shares (continued).

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Research Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	28,810	$256,714	119,265	$1,061,187
Issued in connection with the reinvestment of distributions	5,586	50,215	5,961	51,978
Redeemed	(32,658)	(272,678)	(143,887)	(1,318,176)

Net change	1,738	$34,251	(18,661)	$(205,011)

Class B
Issued from the sale of shares	4,020	$37,193	13,946	$127,879
Issued in connection with the reinvestment of distributions	2,116	18,641	3,004	25,776
Redeemed	(1,897)	(16,234)	(15,550)	(137,306)

Net change	4,239	$39,600	1,400	$16,349

Class C
Issued from the sale of shares	17,969	$154,844	58,235	$506,509
Issued in connection with the reinvestment of distributions	625	5,472	604	5,155
Redeemed	(57,137)	(484,857)	(66,416)	(595,377)

Net change	(38,543)	$(324,541)	(7,577)	$(83,713)

Class Y
Issued from the sale of shares	236,941	$2,162,719	390,426	$3,634,934
Issued in connection with the reinvestment of distributions	340,293	3,072,854	353,735	3,098,721
Redeemed	(163,869)	(1,370,757)	(396,917)	(3,619,808)

Net change	413,365	$3,864,816	347,244	$3,113,847

Increase (decrease) from capital share transactions	380,799	$3,614,126	322,406	$2,841,472

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	628,960	$13,057,772	1,007,378	$22,480,490
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 9)	4,677,827	105,017,209	—	—
Issued in connection with the reinvestment of distributions	66,481	1,479,502	11,954	259,876
Redeemed	(716,775)	(15,222,801)	(295,544)	(6,787,734)

Net change	4,656,493	$104,331,682	723,788	$15,952,632

Class B*
Issued from the sale of shares	11,453	$239,015	4,592	$109,794
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 9)	653,035	14,641,036	—	—
Issued in connection with the reinvestment of distributions	3,039	67,865	—	—
Redeemed	(104,601)	(2,171,171)	(6)	(133)

Net change	562,926	$12,776,745	4,586	$109,661

Class C*
Issued from the sale of shares	94,809	$2,045,309	61,363	$1,408,850
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 9)	127,550	2,857,122	—	—
Issued in connection with the reinvestment of distributions	1,900	42,151	—	—
Redeemed	(31,978)	(677,879)	(2,085)	(48,751)

Net change	192,281	$4,266,703	59,278	$1,360,099

Class Y
Issued from the sale of shares	3,085,227	$64,517,021	6,373,521	$144,020,544
Issued in connection with the reinvestment of distributions	436,903	9,700,986	186,666	4,059,991
Redeemed	(1,776,824)	(38,152,626)	(2,207,571)	(50,723,278)

Net change	1,745,306	$36,065,381	4,352,616	$97,357,257

Increase (decrease) from capital share transactions	7,157,006	$157,440,511	5,140,268	$114,779,649

* From commencement of Class operations on June 1, 2007 through September 30, 2007.

47

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

9.  Acquisition of Assets.  After the close of business on October 26, 2007, the Value Fund acquired all assets and liabilities of Natixis Value Fund, pursuant to a plan of reorganization approved by Natixis Value Fund shareholders on October 12, 2007. The acquisition was accomplished by a tax-free exchange of 4,677,827 Class A shares of the Value Fund for 14,004,395 shares of the Natixis Value Fund Class A, 653,035 Class B shares of the Value Fund for 2,297,374 shares of the Natixis Value Fund Class B; and 127,550 Class C shares of the Value Fund for 448,235 shares of the Natixis Value Fund Class C. Natixis Value Fund net assets at that date of $122,515,367, including $13,382,872 of net unrealized appreciation, were combined with those of the Value Fund. The aggregate net assets of the Value Fund immediately before the acquisition were $200,528,438. The combined net assets of the Value Fund immediately following the acquisition were $323,043,805.

48

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Tax-Managed Equity Fund

SEMIANNUAL REPORT

MARCH 31, 2008 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund

Phil Fine, CFA

Manager since February 1999

FUND FACTS

Symbol | Institutional: LSAIX;

Retail: LAGRX

Objective | Long-term capital growth from investments in common stocks or similar securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97;

Retail: 1/2/97

Total Net Assets | $123.5 million

PORTFOLIO REVIEW

In a difficult period for the securities markets, the Fund held up better than its Benchmark, the Russell Midcap Growth Index, for the six months ended March 31, 2008. The Fund’s outperformance was primarily due to good stock selection in the materials and processing, healthcare, consumer discretionary and technology sectors. Stock selection in the financial services and utilities sectors detracted from relative performance.

The materials and processing and energy sectors were the only sectors posting positive absolute returns for the Fund. Good stock selection in the overweight materials sector had the greatest positive impact on performance, both in absolute and relative terms. Our strongest performers included steel and fertilizer stocks, which benefited from rising commodity prices, supported by structural imbalances between supply and demand. Mosaic, a phosphate and potash producer, was the Fund’s top performer. Prices and cash margins for both nutrients have risen sharply, due to strong demand, low inventories and supply constraints. We were modestly underweight in energy, but our holdings outperformed the Benchmark’s energy stocks. Our top contributors included two exploration and production companies, Range Resources and Southwestern Energy.

The Fund’s weakest sector on an absolute basis was financial services. The technology and consumer discretionary sectors were also weak on an absolute basis, but when viewed on a relative basis, these sectors added value because of good stock selection. In the first quarter of 2008, virtually every company related to the capital markets came under pressure, due to the turmoil in the credit markets. For example, FCStone, a commodities broker and consultant, plunged in value due to its perceived exposure to counterparty credit risk and concerns that trading volumes could suffer if hedge fund clients were forced to deleverage. We sold the stock. In technology, the Fund experienced losses in telecommunication equipment and computer stocks, and our solar stocks were hit by profit-taking. Nevertheless, our position in First Solar, a producer of solar modules, was a top contributor. We believe the company’s proprietary technology gives it a cost advantage relative to competitors, and management has done an exceptional job ramping up new capacity.

NII Holdings, a provider of wireless communication services in Latin America, detracted from the Fund’s performance. The company reported disappointing net subscriber additions in its two largest markets, Mexico and Brazil, and announced price cuts to match competitor promotions. We sold the position.

OUTLOOK

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improving conditions in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests that valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

1

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Mid Cap Growth: Institutional
-7.74%	9.82%	19.85%	8.76%	10.28%
Loomis Sayles Mid Cap Growth: Retail
-7.86	9.57	19.54	8.46	9.98
Russell Midcap Growth Index(c)
-12.46	-4.55	15.20	5.15	7.55
Lipper Mid-Cap Growth Funds Index(c)
-12.81	1.09	15.12	5.12	6.61

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.10%	Retail: 1.43%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

2

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97;

Retail: 1/2/97

Total Net Assets | $103.1 million

PORTFOLIO REVIEW

The Fund underperformed its Benchmarks, the Russell 2000 Growth and the Russell 2000 Indices, for the six months ended March 31, 2008. Poor stock selection in the financial services and healthcare sectors accounted for the majority of the performance shortfall versus the Benchmarks.

On an absolute basis, energy was the only sector in the Fund’s portfolio that offered a positive return for the period. The technology, healthcare and consumer discretionary sectors made the largest negative contributions to the Fund’s absolute performance. Within these sectors, Inverness Medical Innovations, a diagnostic testing company; Life Time Fitness, a nationwide owner of health clubs; and Tessera Technologies, a semiconductor company, were among the Fund’s worst performers. Each of these positions was sold.

In light of the recent stock market volatility, we sought to limit the Fund’s risk by reducing exposure to the technology and financial services sectors. In financial services, we cut exposure to companies that were influenced by the ongoing credit crisis. In the technology sector, we reduced exposure to the semiconductor industry, which was experiencing a cyclical slowdown.

We also reduced the Fund’s consumer discretionary exposure aggressively in the fourth quarter of 2007, as it became evident the US consumer was becoming more cautious about the economy, but we started adding back exposure in the first quarter of 2008. To offset these reductions, we increased the Fund’s exposure to the healthcare, producer durables and energy sectors.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the markets’ sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability, and this, combined with growing inflationary pressures, fueled the rise in volatility. Economic uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

3

We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and to US consumer spending in particular.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
-15.75%	-1.11%	17.03%	1.15%	3.68%
Loomis Sayles Small Cap Growth: Retail
-15.86	-1.29	16.76	0.89	3.42
Russell 2000 Growth Index(c)
-14.66	-8.94	14.24	1.75	3.69
Russell 2000 Index(c)
-14.02	-13.00	14.90	4.96	7.20
Lipper Small-Cap Growth Funds Index(c)
-16.90	-9.53	12.68	3.98	5.51
Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.23%		Retail: 1.50%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%		Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

4

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Manager since January 2000

Manager since April 2000

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 5/13/91

Commencement of Operations of Class | Institutional: 5/13/91;

Retail: 1/2/97; Admin: 1/2/98

Total Net Assets | $1,008.8 million

PORTFOLIO REVIEW

The Fund underperformed one of its Benchmarks, the Russell 2000 Value Index, and outperformed its other Benchmark, the Russell 2000 Index, during the six months ended March 31, 2008. The Fund’s underperformance was primarily due to poor stock selection in the financial services and energy sectors. However, stock selection in the autos and transportation and technology sectors aided the Fund’s relative performance.

The Fund’s worst performing sector was financial services. Our cautious stance and underweight positions were positive factors late in 2007, but we were not positioned for the surprising resilience demonstrated by small banks and real estate investment trusts in early 2008. They held up remarkably well, despite significantly negative revisions to earnings estimates, a broadening of the liquidity crisis, and the near collapse of several high-profile financial institutions. In addition, a handful of financial services names suffered, from a fundamental perspective, including National Financial Partners, a distributor of financial services products to businesses and individuals, and Advanta Corp., a provider of credit cards and related products to business. We sold both positions.

The automotive and transportation sector was one of the Fund’s strongest positions. Transportation stocks generally perform well in anticipation of an economic recovery after a recession. Short-line railroad operator Genesee & Wyoming, which has been in the portfolio for a long time, paced the sector with a strongly positive return.

“Broken-deal” stocks are a new theme pursued in the portfolio as opportunities appeared. These are situations where leveraged buyouts collapsed as buyers and banks felt the pressure of the weakening debt and credit markets, causing the deals to fall through. These situations included new positions in Alliance Data Systems, a financial data-services provider, Myers Industries, a rubber and plastics manufacturer, and PHH Corp., a provider of mortgage management services.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the markets’ sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability. This, along with growing inflation pressures, fueled the rise in volatility. Economic uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns over corporate profit growth may be overstated. In our view, this suggests valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

5

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
-13.74%	-10.22%	15.13%	7.88%	13.56%
Loomis Sayles Small Cap Value: Retail(a)
-13.85	-10.43	14.83	7.61	13.36
Loomis Sayles Small Cap Value: Admin(a)
-13.98	-10.68	14.53	7.32	13.01
Russell 2000 Value Index(c)
-13.33	-16.88	15.45	7.46	12.81
Russell 2000 Index(c)
-14.02	-13.00	14.90	4.96	10.11
Lipper Small-Cap Core Funds Index(b)(c)
-13.03	-10.26	14.76	6.20	N/A
Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.89%		Retail: 1.24%		Admin: 1.57%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.89%		Retail: 1.16%		Admin: 1.41%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

6

FUND AND MANAGER REVIEW

Loomis Sayles Tax-Managed Equity Fund

Mark Shank, CFA, CIC

Manager since June 2003

David Sowerby, CFA

Manager since August 2005

FUND FACTS

Symbol | LSCGX

Objective | Long-term capital growth

Strategy | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax

Fund Inception Date | 10/1/95

Fund Registration Date | 3/7/97

Total Net Assets | $6.5 million

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the S&P 500 Index, for the six months ended March 31, 2008, primarily due to stock selection and an underweight in the financials sector, which was the worst-performing sector for the period. For example, our positions in Aflac and State Street were both up significantly, while the Benchmark financials fell sharply. In addition, our stock selection in the energy and consumer discretionary sectors helped performance, while our underweights in consumer staples and utilities, which outperformed during the period, modestly detracted from relative results.

On an absolute basis, consumer staples and energy were the only sectors that generated a positive total return for the Fund. In the consumer staples sector, Alberto-Culver and Colgate-Palmolive both appreciated significantly, while the S&P 500 Index’s consumer staples sector only managed a small gain. Alberto-Culver specializes in personal care products and manufactures such brand names as Tresemme and Nexxus. The company’s operating profit margins have improved due to double-digit revenue growth and cost savings from more efficient manufacturing operations. Colgate-Palmolive, which has been a steady wealth creator, was added to the Fund in the fourth quarter at what appeared to be an attractive valuation relative to other consumer staples companies. In the energy sector, Devon Energy and Transocean were among our best performers. Devon Energy explores and produces oil and gas and has recently witnessed a favorable acceleration in earnings. Devon has been a Fund holding for over seven years. The world’s largest offshore drilling contractor, Transocean last year merged with another drilling company, Global Santa Fe.

The information technology, industrials and financials sectors—the Fund’s largest sector weights—had the greatest negative impact on absolute return. Within information technology, Cisco Systems was among the Fund’s worst performers, declining on concerns about worldwide economic growth. The company supplies such data networking products as routers for the internet. While Cisco detracted from performance for the period, the stock has been a positive contributor to investment returns following our increased allocation in early 2006. We believe the stock remains attractive, so we took advantage of low prices to modestly add to our position during the period. Overall, though, we reduced the Fund’s information technology weighting.

In the industrials sector, Boeing experienced delays in delivering its new aircraft, which resulted in a strong stock-price decline. Financial stocks faced a series of ongoing challenges primarily related to asset write-downs resulting from the subprime lending crisis, which led to disappointing performance. We reduced the Fund’s financial holdings by selling positions in Allstate, Citigroup and Zions, and by reducing positions in Goldman Sachs and State Street.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability, and this, coupled with growing inflationary pressures, fueled the

7

rise in volatility. Economic and market uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes investors’ ability to evaluate fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests that valuations are attractive and the market is well-positioned for a recovery, if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Registration(a)(b)	Since Inception(a)(b)
Loomis Sayles Tax Managed Equity: Institutional
-9.67%	-1.61%	10.22%	7.01%	8.29%	9.27%
Return After Taxes on Distributions(c)
-10.08	-2.05	9.93	4.28	5.59	6.82
Return After Taxes on Distributions and Sale of Fund Shares(c)
-6.12	-0.86	8.80	4.51	5.70	6.78
S&P 500 Index(c)
-12.46	-5.08	11.32	3.50	6.47	8.57
Lipper Large-Cap Core Funds Index(c)
-11.72	-4.32	10.04	2.87	5.70	7.43
Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.92%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.65%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to March 31, 2008(d)

Inception to March 31, 2008(d)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund’s inception and registration dates; comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (c) See page 9 for a description of the Indices and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund’s initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW

Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met. The Fund can invest a significant percentage of assets in foreign securities and the value of the Fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

8

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective.

Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

After-Tax Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

9

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Mid Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 922.60	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 921.40	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 842.50	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 841.40	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 862.60	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

Retail Class
Actual	$1,000.00	$ 861.50	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Administrative Class
Actual	$1,000.00	$860.20	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.88%, 1.15% and 1.40% for the Institutional Class, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Taxed-Managed Equity Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 903.30	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

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PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Mid Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 93.6% of Net Assets

Beverages – 1.6%
Central European Distribution Corp.(b)(c)	34,080	$1,983,115

Biotechnology – 2.5%
BioMarin Pharmaceutical, Inc.(b)(c)	36,708	1,298,362
Genzyme Corp.(b)(c)	24,136	1,799,097

		3,097,459

Capital Markets – 4.3%
BlackRock, Inc.(b)	14,547	2,970,207
Waddell & Reed Financial, Inc.(b)	70,878	2,277,310

		5,247,517

Chemicals – 4.1%
CF Industries Holdings, Inc.(b)	19,448	2,015,202
Mosaic Co. (The)(c)	29,871	3,064,764

		5,079,966

Commercial Services & Supplies – 5.9%
Corrections Corp. of America(b)(c)	87,478	2,407,395
FTI Consulting, Inc.(b)(c)	26,533	1,884,904
Stericycle, Inc.(b)(c)	59,036	3,040,354

		7,332,653

Containers & Packaging – 1.6%
Crown Holdings, Inc.(c)	77,669	1,954,152

Distributors – 2.0%
LKQ Corp.(b)(c)	112,158	2,520,190

Diversified Financial Services – 3.8%
IntercontinentalExchange, Inc.(b)(c)	19,769	2,579,855
Nasdaq Stock Market, Inc.(b)(c)	54,309	2,099,586

		4,679,441

Electrical Equipment – 2.1%
First Solar, Inc.(b)(c)	11,246	2,599,401

Electronic Equipment & Instruments – 2.0%
Mettler-Toledo International, Inc.(c)	24,851	2,413,529

Energy Equipment & Services – 3.6%
Cameron International Corp.(b)(c)	46,104	1,919,770
Nabors Industries Ltd.(b)(c)	75,205	2,539,673

		4,459,443

Health Care Equipment & Supplies – 4.9%
Idexx Laboratories, Inc.(b)(c)	43,437	2,139,707
Intuitive Surgical, Inc.(b)(c)	12,066	3,913,607

		6,053,314

Hotels, Restaurants & Leisure – 3.9%
Ctrip.com International Ltd., ADR(b)	42,567	2,256,902
Yum! Brands, Inc.(b)	70,286	2,615,342

		4,872,244

Insurance – 1.4%
Fairfax Financial Holdings Ltd.(b)	5,923	1,700,493

11

	Shares	Value (†)

COMMON STOCKS – continued

Internet & Catalog Retail – 3.1%
Priceline.com, Inc.(b)(c)	31,476	$3,804,189

IT Services – 2.7%
MasterCard, Inc., Class A(b)	15,122	3,372,055

Life Sciences Tools & Services – 6.6%
Covance, Inc.(c)	27,667	2,295,531
Illumina, Inc.(b)(c)	46,561	3,533,980
Pharmaceutical Product Development, Inc.	56,683	2,375,018

		8,204,529

Machinery – 4.4%
AGCO Corp.(b)(c)	42,257	2,530,349
Flowserve Corp.(b)	27,306	2,850,201

		5,380,550

Marine – 1.6%
Genco Shipping & Trading Ltd.(b)	34,554	1,949,882

Metals & Mining – 5.6%
Agnico-Eagle Mines Ltd.	15,698	1,062,912
Kinross Gold Corp.	114,921	2,540,903
Steel Dynamics, Inc.(b)	101,274	3,346,093

		6,949,908

Oil, Gas & Consumable Fuels – 10.4%
Arena Resources, Inc.(b)(c)	50,568	1,957,487
Denbury Resources, Inc.(c)	94,020	2,684,271
Petrohawk Energy Corp.(c)	62,432	1,259,253
Range Resources Corp.(b)	55,995	3,552,883
Southwestern Energy Co.(b)(c)	98,830	3,329,583

		12,783,477

Semiconductors & Semiconductor Equipment – 3.0%
Intersil Corp., Class A(b)	73,972	1,898,861
MEMC Electronic Materials, Inc.(c)	25,199	1,786,609

		3,685,470

Software – 4.4%
Concur Technologies, Inc.(c)	36,683	1,139,007
Micros Systems, Inc.(b)(c)	68,330	2,299,988
Salesforce.com, Inc.(b)(c)	34,522	1,997,788

		5,436,783

Specialty Retail – 4.2%
TJX Cos., Inc.(b)	70,689	2,337,685
Urban Outfitters, Inc.(b)(c)	91,514	2,868,964

		5,206,649

Wireless Telecommunication Services – 3.9%
Millicom International Cellular SA(b)(c)	18,601	1,758,725
Turkcell Iletisim Hizmet AS, ADR	58,282	1,217,511
Vimpel-Communications, ADR	61,272	1,831,420

		4,807,656

TOTAL COMMON STOCKS
(Identified Cost $109,720,584)		115,574,065

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Mid Cap Growth Fund – continued

	Shares/ Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – 46.3%
State Street Navigator Securities Lending Prime Portfolio(d)	49,772,699	$49,772,699
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $7,369,256 on 4/01/2008 collateralized by $7,265,000 Federal National Mortgage Association, 5.020% due 11/21/2012 valued at $7,519,275, including accrued interest (Note 2g of Notes to Financial Statements)	$7,369,000	7,369,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $57,141,699)		57,141,699

TOTAL INVESTMENTS – 139.9%
(Identified Cost $166,862,283)(a)		$172,715,764
Other assets less liabilities—(39.9)%		(49,213,624)

NET ASSETS – 100.0%		$123,502,140

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on a cost of $166,862,283 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$8,919,935
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(3,066,454)

Net unrealized appreciation		$5,853,481

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Oil, Gas & Consumable Fuels	10.4%
Life Sciences Tools & Services	6.6
Commercial Services & Supplies	5.9
Metals & Mining	5.6
Health Care Equipment & Supplies	4.9
Software	4.4
Machinery	4.4
Capital Markets	4.3
Specialty Retail	4.2
Chemicals	4.1
Hotels, Restaurants & Leisure	3.9
Wireless Telecommunication Services	3.9
Diversified Financial Services	3.8
Energy Equipment & Services	3.6
Internet & Catalog Retail	3.1
Semiconductors & Semiconductor Equipment	3.0
IT Services	2.7
Biotechnology	2.5
Electrical Equipment	2.1
Distributors	2.0
Electronic Equipment & Instruments	2.0
Other, less than 2% each	6.2

See accompanying notes to financial statements.

13

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 97.4% of Net Assets

Aerospace & Defense – 3.1%
American Science & Engineering, Inc.(b)	18,201	$993,229
Moog, Inc., Class A(b)(c)	35,487	1,497,906
Taser International, Inc.(b)(c)	78,806	740,776

		3,231,911

Biotechnology – 2.8%
BioMarin Pharmaceutical, Inc.(b)(c)	21,655	765,937
Indevus Pharmaceuticals, Inc.(b)(c)	130,240	621,245
Myriad Genetics, Inc.(b)(c)	16,305	656,928
United Therapeutics Corp.(c)	10,034	869,948

		2,914,058

Chemicals – 0.9%
Penford Corp.(b)	40,706	884,541

Commercial Banks – 1.3%
PrivateBankcorp, Inc.(b)	26,454	832,507
Westamerica Bancorporation	10,025	527,315

		1,359,822

Commercial Services & Supplies – 11.3%
Advisory Board Co.(b)(c)	25,870	1,421,298
FTI Consulting, Inc.(b)(c)	26,396	1,875,172
Geo Group, Inc. (The)(b)(c)	47,833	1,360,371
ICF International, Inc.(b)(c)	45,226	906,781
IHS, Inc., Class A(b)(c)	20,640	1,327,358
Innerworkings, Inc.(b)(c)	87,091	1,221,887
Interface, Inc., Class A(b)	55,208	775,672
Team, Inc.(b)(c)	40,037	1,093,010
Waste Connections, Inc.(b)(c)	52,923	1,626,853

		11,608,402

Communications Equipment – 1.3%
Foundry Networks, Inc.(b)(c)	75,449	873,699
Sonus Networks, Inc.(b)(c)	147,770	508,329

		1,382,028

Computers & Peripherals – 1.0%
Brocade Communications Systems, Inc.(b)(c)	137,585	1,004,371

Construction & Engineering – 1.7%
Northwest Pipe Co.(b)(c)	40,542	1,722,630

Distributors – 1.6%
LKQ Corp.(c)	73,535	1,652,331

Diversified Consumer Services – 4.8%
American Public Education, Inc.(c)	26,755	812,549
Bright Horizons Family Solutions, Inc.(b)(c)	22,076	950,151
Capella Education Co.(b)(c)	19,739	1,077,750
DeVry, Inc.(b)	23,457	981,441
INVESTools, Inc.(b)(c)	105,221	1,156,379

		4,978,270

Diversified Telecommunication Services – 2.0%
Cogent Communications Group, Inc.(b)(c)	50,663	927,640
NTELOS Holdings Corp.	48,632	1,176,894

		2,104,534

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electric Utilities – 1.1%
ITC Holdings Corp.(b)	22,511	$1,171,923

Electronic Equipment & Instruments – 0.9%
IPG Photonics Corp.(b)(c)	58,877	923,780

Energy Equipment & Services – 4.5%
Exterran Holdings, Inc.(b)(c)	16,744	1,080,658
Mitcham Industries, Inc.(b)(c)	53,292	949,664
T-3 Energy Services, Inc.(b)(c)	25,290	1,076,342
Tesco Corp.(b)(c)	29,858	715,099
Trico Marine Services, Inc.(b)(c)	20,775	809,602

		4,631,365

Health Care Equipment & Supplies – 7.2%
Conceptus, Inc.(b)(c)	52,110	967,162
Masimo Corp.(b)(c)	38,963	1,013,038
Meridian Bioscience, Inc.(b)	27,034	903,747
Natus Medical, Inc.(b)(c)	62,843	1,140,600
NuVasive, Inc.(b)(c)	31,566	1,089,343
Orthofix International NV(b)(c)	19,242	765,254
Quidel Corp.(b)(c)	47,639	765,082
SonoSite, Inc.(b)(c)	28,865	820,632

		7,464,858

Health Care Providers & Services – 7.4%
athenahealth, Inc.(c)	28,425	672,820
CardioNet, Inc.(c)	41,636	749,032
HealthExtras, Inc.(b)(c)	50,128	1,245,179
MWI Veterinary Supply, Inc.(b)(c)	26,305	927,514
Psychiatric Solutions, Inc.(b)(c)	43,699	1,482,270
RadNet, Inc.(b)(c)	143,266	1,008,593
Sun Healthcare Group, Inc.(b)(c)	117,603	1,545,303

		7,630,711

Health Care Technology – 1.7%
Phase Forward, Inc.(b)(c)	59,931	1,023,621
Trizetto Group(b)(c)	46,840	781,760

		1,805,381

Household Durables – 0.7%
Jarden Corp.(b)(c)	32,425	704,920

Insurance – 3.5%
AmTrust Financial Services, Inc.	25,367	411,199
Arch Capital Group Ltd.(c)	18,238	1,252,403
eHealth, Inc.(b)(c)	43,183	953,049
Navigators Group, Inc.(c)	9,597	522,077
ProAssurance Corp.(b)(c)	9,206	495,559

		3,634,287

Internet Software & Services – 3.7%
Ariba, Inc.(b)(c)	128,049	1,236,953
VistaPrint Ltd.(b)(c)	40,941	1,430,888
Vocus, Inc.(b)(c)	43,022	1,135,781

		3,803,622

15

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.4%
Information Services Group, Inc.(b)(c)	95,105	$490,742
Syntel, Inc.(b)	35,021	933,309

		1,424,051

Life Sciences Tools & Services – 3.6%
Exelixis, Inc.(b)(c)	85,166	591,904
Icon PLC, Sponsored ADR(b)(c)	17,285	1,121,624
Parexel International Corp.(b)(c)	44,799	1,169,254
Third Wave Technologies(b)(c)	90,038	830,150

		3,712,932

Machinery – 3.2%
Kadant, Inc.(c)	49,238	1,446,612
Middleby Corp.(b)(c)	12,076	753,422
RBC Bearings, Inc.(b)(c)	29,870	1,109,073

		3,309,107

Media – 3.1%
DG FastChannel, Inc.(b)(c)	53,746	1,030,849
Knology, Inc.(b)(c)	80,677	1,044,767
Morningstar, Inc.(b)(c)	17,875	1,096,631

		3,172,247

Oil, Gas & Consumable Fuels – 4.3%
Arena Resources, Inc.(c)	22,682	878,020
Carrizo Oil & Gas, Inc.(b)(c)	15,666	928,524
Petrohawk Energy Corp.(b)(c)	44,526	898,089
Petroleum Development Corp.(b)(c)	13,965	967,356
TXCO Resources, Inc.(b)(c)	60,383	747,542

		4,419,531

Personal Products – 0.9%
Bare Escentuals, Inc.(b)(c)	38,096	892,208

Pharmaceuticals – 0.8%
K-V Pharmaceutical Co.(b)(c)	31,351	782,521

Semiconductors & Semiconductor Equipment – 3.4%
ATMI, Inc.(b)(c)	39,189	1,090,630
Cavium Network, Inc.(b)(c)	53,397	875,711
Netlogic Microsystems, Inc.(b)(c)	40,258	971,828
Varian Semiconductor Equipment Associates, Inc.(c)	18,666	525,448

		3,463,617

Software – 8.8%
Blackbaud, Inc.(b)	50,104	1,216,525
Blackboard, Inc.(c)	37,830	1,260,874
BladeLogic, Inc.(b)(c)	34,677	972,690
Informatica Corp.(b)(c)	83,128	1,418,164
Solera Holdings, Inc.(c)	33,588	818,204
Taleo Corp., Class A(b)(c)	35,163	682,162
Tyler Technologies, Inc.(b)(c)	103,180	1,442,456
Ultimate Software Group, Inc.(b)(c)	40,538	1,218,572

		9,029,647

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 2.6%
Aeropostale, Inc.(b)(c)	29,940	$811,673
Dick’s Sporting Goods, Inc.(b)(c)	39,722	1,063,755
Gymboree Corp.(b)(c)	20,593	821,249

		2,696,677

Textiles, Apparel & Luxury Goods – 0.4%
Movado Group, Inc.(b)	22,245	433,555

Trading Companies & Distributors – 1.0%
Kaman Corp.(b)	35,355	1,000,193

Wireless Telecommunication Services – 1.4%
SBA Communications Corp., Class A(b)(c)	47,798	1,425,814

TOTAL COMMON STOCKS
(Identified Cost $102,936,522)		100,375,845

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 50.7%
State Street Navigator Securities Lending Prime Portfolio(d)	50,220,457	50,220,457
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $2,096,073 on 4/01/08 collateralized by $2,130,000 Federal Home Loan Mortgage Corp., 5.510% due 1/23/23 valued at $2,141,161 including accrued interest (Note 2g of Notes to Financial Statements)	$2,096,000	2,096,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $52,316,457)		52,316,457

TOTAL INVESTMENTS – 148.1%
(Identified Cost $155,252,979)(a)		152,692,302
Other assets less liabilities—(48.1)%		(49,581,723)

NET ASSETS – 100.0%		$103,110,579

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized depreciation on investments based on a cost of $155,252,979 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$3,002,601
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(5,563,278)

Net unrealized depreciation		$(2,560,677)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

17

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Commercial Services & Supplies	11.3%
Software	8.8
Health Care Providers & Services	7.4
Health Care Equipment & Supplies	7.2
Diversified Consumer Services	4.8
Energy Equipment & Services	4.5
Oil, Gas & Consumable Fuels	4.3
Internet Software & Services	3.7
Life Sciences Tools & Services	3.6
Insurance	3.5
Semiconductors & Semiconductor Equipment	3.4
Machinery	3.2
Aerospace & Defense	3.1
Media	3.1
Biotechnology	2.8
Specialty Retail	2.6
Diversified Telecommunication Services	2.0
Other, less than 2% each	18.1

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 93.2% of Net Assets

Aerospace & Defense – 3.6%
AAR Corp.(b)(c)	132,450	$3,611,912
BE Aerospace, Inc.(c)	163,519	5,714,989
Ducommun, Inc.(c)	181,638	5,025,923
Moog, Inc., Class A(c)	255,144	10,769,628
Teledyne Technologies, Inc.(c)	243,109	11,426,123

		36,548,575

Air Freight & Logistics – 0.8%
Hub Group, Inc., Class A(c)	229,667	7,553,748

Auto Components – 0.6%
Drew Industries, Inc.(b)(c)	46,020	1,125,649
Gentex Corp.(b)	298,422	5,117,938

		6,243,587

Automobiles – 0.2%
Winnebago Industries, Inc.(b)	119,847	2,025,414

Building Products – 0.7%
Armstrong World Industries, Inc.	205,788	7,338,400

Capital Markets – 1.8%
Investment Technology Group, Inc.(c)	166,685	7,697,513
JMP Group, Inc.(b)	356,233	2,493,631
Stifel Financial Corp.(b)(c)	166,015	7,454,074

		17,645,218

Chemicals – 2.7%
Cytec Industries, Inc.	99,270	5,345,689
FMC Corp.	143,416	7,958,154
Minerals Technologies, Inc.(b)	96,191	6,040,795
Scotts Miracle-Gro Co., Class A	142,935	4,633,953
Zep, Inc.(b)	167,579	2,718,131

		26,696,722

Commercial Banks – 6.0%
Bank of the Ozarks, Inc.(b)	195,451	4,671,279
CVB Financial Corp.(b)	452,459	4,710,098
East West Bancorp, Inc.(b)	355,616	6,312,184
First State Bancorporation(b)	310,157	4,153,002
Hancock Holding Co.(b)	199,734	8,392,823
IBERIABANK Corp.(b)	110,759	4,901,086
Old National Bancorp.(b)	196,430	3,535,740
Pennsylvania Commerce Bancorp, Inc.(b)(c)	105,394	2,766,592
Prosperity Bancshares, Inc.(b)	245,189	7,027,117
Signature Bank(b)(c)	145,458	3,709,179
Sterling Bancshares, Inc.(b)	722,735	7,183,986
United Community Banks, Inc.(b)	205,643	3,491,818

		60,854,904

Commercial Services & Supplies – 6.4%
ABM Industries, Inc.	345,259	7,747,612
American Ecology Corp.	215,698	5,463,630
Geo Group, Inc. (The)(b)(c)	259,868	7,390,646
McGrath Rentcorp(b)	302,894	7,302,774
PHH Corp.(c)	170,632	2,974,116
Rollins, Inc.	823,475	14,567,273

19

	Shares	Value (†)

COMMON STOCKS – continued

Commercial Services & Supplies – continued
Standard Parking Corp.(b)(c)	481,547	$10,093,225
Waste Connections, Inc.(c)	302,690	9,304,691

		64,843,967

Communications Equipment – 2.5%
ADTRAN, Inc.	350,473	6,483,750
Anaren, Inc.(b)(c)	316,301	4,004,371
Black Box Corp.	112,911	3,483,304
CommScope, Inc.(b)(c)	74,336	2,589,123
Harris Stratex Networks, Inc., Class A(b)(c)	223,458	2,241,284
Tekelec(b)(c)	527,089	6,562,258

		25,364,090

Computers & Peripherals – 0.5%
Emulex Corp.(c)	315,984	5,131,580

Construction & Engineering – 0.4%
Granite Construction, Inc.(b)	83,247	2,723,009
Michael Baker Corp.(c)	69,561	1,562,340

		4,285,349

Construction Materials – 0.6%
Texas Industries, Inc.(b)	101,723	6,114,570

Consumer Finance – 1.0%
Dollar Financial Corp.(b)(c)	307,638	7,075,674
First Cash Financial Services, Inc.(b)(c)	285,707	2,951,353

		10,027,027

Containers & Packaging – 1.4%
Greif, Inc.	66,346	4,506,884
Myers Industries, Inc.(b)	261,593	3,434,716
Rock-Tenn Co., Class A	205,117	6,147,356

		14,088,956

Distributors – 0.2%
Core-Mark Holding Co., Inc.(b)(c)	57,420	1,650,251

Diversified Consumer Services – 0.6%
INVESTools, Inc.(b)(c)	408,757	4,492,240
Jackson Hewitt Tax Service, Inc.(b)	122,022	1,399,592

		5,891,832

Electric Utilities – 1.8%
ALLETE, Inc.(b)	169,935	6,562,889
ITC Holdings Corp.(b)	122,562	6,380,578
Portland General Electric Co.	230,716	5,202,646

		18,146,113

Electrical Equipment – 3.0%
Acuity Brands, Inc.(b)	137,851	5,920,700
Belden, Inc.(b)	69,862	2,467,526
General Cable Corp.(b)(c)	133,851	7,906,579
II-VI, Inc.(b)(c)	228,348	8,672,657
Polypore International, Inc.(b)(c)	242,680	5,021,049

		29,988,511

20

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electronic Equipment & Instruments – 3.9%
Agilysys, Inc.(b)	246,591	$2,860,456
Anixter International, Inc.(b)(c)	72,597	4,649,112
Excel Technology, Inc.(c)	161,670	4,358,623
Littelfuse, Inc.(c)	330,808	11,568,356
Plexus Corp.(c)	154,220	4,325,871
Rofin-Sinar Technologies, Inc.(c)	118,661	5,327,879
Vishay Intertechnology, Inc.(c)	514,017	4,656,994
X-Rite, Inc.(b)(c)	244,088	1,457,205

		39,204,496

Energy Equipment & Services – 2.6%
Dresser-Rand Group, Inc.(c)	207,410	6,377,858
Exterran Holdings, Inc.(b)(c)	77,026	4,971,258
Helix Energy Solutions Group, Inc.(c)	130,358	4,106,277
Oceaneering International, Inc.(c)	117,421	7,397,523
TETRA Technologies, Inc.(b)(c)	185,237	2,934,154

		25,787,070

Food & Staples Retailing – 1.3%
Casey’s General Stores, Inc.(b)	231,251	5,226,273
Spartan Stores, Inc.(b)	388,250	8,095,012

		13,321,285

Food Products – 1.2%
J & J Snack Foods Corp.	142,510	3,914,750
Ralcorp Holdings, Inc.(b)(c)	141,367	8,220,491

		12,135,241

Gas Utilities – 1.4%
UGI Corp.	552,790	13,775,527

Health Care Equipment & Supplies – 1.3%
Orthofix International NV(c)	121,813	4,844,503
West Pharmaceutical Services, Inc.(b)	194,888	8,619,896

		13,464,399

Health Care Providers & Services – 3.2%
Amedisys, Inc.(b)(c)	153,931	6,055,645
CorVel Corp.(c)	208,162	6,367,676
Healthspring, Inc.(c)	182,675	2,572,064
inVentiv Health, Inc.(c)	263,574	7,593,567
MWI Veterinary Supply, Inc.(b)(c)	120,394	4,245,092
Skilled Healthcare Group, Inc., Class A(b)(c)	476,366	5,230,499

		32,064,543

Hotels, Restaurants & Leisure – 1.7%
Bob Evans Farms, Inc.(b)	213,375	5,887,016
CEC Entertainment, Inc.(c)	259,820	7,503,602
Cosi, Inc.(b)(c)	1,391,575	3,993,820

		17,384,438

Industrial Conglomerates – 0.9%
Teleflex, Inc.	128,379	6,124,962
Walter Industries, Inc.	43,550	2,727,537

		8,852,499

21

	Shares	Value (†)

COMMON STOCKS – continued

Insurance – 4.8%
American Equity Investment Life Holding Co.(b)	555,085	$5,151,189
American Physicians Capital, Inc.	96,826	4,488,853
Delphi Financial Group, Inc.	210,969	6,166,624
Employers Holdings, Inc.	336,817	6,244,587
First Mercury Financial Corp.(c)	94,334	1,642,355
Midland Co. (The)(b)	124,506	8,084,175
Navigators Group, Inc.(c)	103,178	5,612,883
ProAssurance Corp.(b)(c)	96,672	5,203,854
RLI Corp.(b)	120,788	5,987,461

		48,581,981

Internet Software & Services – 0.4%
United Online, Inc.(b)	418,576	4,420,163

IT Services – 3.7%
Alliance Data Systems Corp.(c)	209,706	9,963,132
Broadridge Financial Solutions, Inc.	512,615	9,022,024
Perot Systems Corp., Class A(c)	410,651	6,176,191
Wright Express Corp.(c)	408,653	12,557,907

		37,719,254

Leisure Equipment & Products – 0.5%
Steinway Musical Instruments, Inc.(b)(c)	158,470	4,519,564

Life Sciences Tools & Services – 0.7%
PerkinElmer, Inc.	280,637	6,805,447

Machinery – 4.7%
Actuant Corp., Class A(b)	332,237	10,036,880
CLARCOR, Inc.(b)	145,721	5,180,382
Commercial Vehicle Group, Inc.(b)(c)	210,155	2,082,636
ESCO Technologies, Inc.(b)(c)	121,429	4,823,160
Harsco Corp.	135,666	7,513,183
Nordson Corp.(b)	59,559	3,207,252
RBC Bearings, Inc.(c)	195,392	7,254,905
Wabtec Corp.	179,423	6,757,070

		46,855,468

Media – 3.0%
A H Belo Corp., Class A(b)	323,897	3,702,143
Alloy, Inc.(c)	231,904	1,704,494
Belo Corp., Class A	298,257	3,152,576
Interactive Data Corp.	342,107	9,739,786
John Wiley & Sons, Inc., Class A	296,265	11,761,721

		30,060,720

Metals & Mining – 1.2%
Haynes International, Inc.(b)(c)	54,118	2,969,996
Reliance Steel & Aluminum Co.(b)	159,568	9,551,740

		12,521,736

Multi-Utilities & Unregulated Power – 0.4%
NorthWestern Corp.	170,590	4,157,278

Multiline Retail – 0.4%
Dollar Tree Stores, Inc.(c)	157,223	4,337,783

22

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – 2.9%
Mariner Energy, Inc.(b)(c)	285,875	$7,721,484
Parallel Petroleum Corp.(b)(c)	366,057	7,163,736
Penn Virginia Corp.	223,748	9,865,049
St. Mary Land & Exploration Co.	114,504	4,408,404

		29,158,673

Personal Products – 1.2%
Alberto-Culver Co.	444,192	12,175,303

Pharmaceuticals – 1.6%
Perrigo Co.	230,454	8,695,029
Sciele Pharma, Inc.(b)(c)	374,419	7,301,171

		15,996,200

Real Estate Investment Trusts (REITs) – 2.5%
Capstead Mortgage Corp.(b)	247,432	2,820,725
Health Care REIT, Inc.(b)	149,267	6,736,420
Kite Realty Group Trust	389,506	5,453,084
MFA Mortgage Investments, Inc.(b)	488,148	3,075,332
Potlatch Corp.	177,994	7,345,812

		25,431,373

Real Estate Management & Development – 0.7%
Forestar Real Estate Group, Inc.(b)(c)	268,443	6,686,915

Road & Rail – 1.4%
Genesee & Wyoming, Inc., Class A(b)(c)	202,540	6,967,376
Ryder System, Inc.(b)	122,931	7,487,727

		14,455,103

Semiconductors & Semiconductor Equipment – 2.0%
Cohu, Inc.(b)	275,771	4,481,279
Exar Corp.(b)(c)	411,801	3,389,122
Fairchild Semiconductor International, Inc., Class A(c)	380,475	4,535,262
Verigy Ltd.(c)	407,870	7,684,271

		20,089,934

Software – 3.0%
Epicor Software Corp.(b)(c)	349,079	3,909,685
Intervoice, Inc.(c)	598,351	4,762,874
Progress Software Corp.(c)	269,392	8,060,208
Quest Software, Inc.(b)(c)	172,926	2,260,143
Radiant Systems, Inc.(c)	368,295	5,145,081
Sybase, Inc.(c)	243,400	6,401,420

		30,539,411

Specialty Retail – 2.1%
Genesco, Inc.(b)(c)	181,941	4,204,656
Jo-Ann Stores, Inc.(b)(c)	151,104	2,225,762
Sally Beauty Holdings, Inc.(b)(c)	968,029	6,679,400
Sonic Automotive, Inc., Class A(b)	404,089	8,304,029

		21,413,847

Textiles, Apparel & Luxury Goods – 2.5%
Carter’s, Inc.(c)	250,422	4,044,315
FGX International Holdings Ltd.(c)	226,561	2,709,670

23

	Shares	Value (†)

COMMON STOCKS – continued

Textiles, Apparel & Luxury Goods – continued
Fossil, Inc.(b)(c)	283,252	$8,650,516
Hanesbrands, Inc.(b)(c)	343,492	10,029,966

		25,434,467

Thrifts & Mortgage Finance – 0.2%
Westfield Financial, Inc.	197,422	1,928,813

Trading Companies & Distributors – 0.3%
Genesis Lease Ltd., ADR	226,882	3,301,133

Water Utilities – 0.7%
American States Water Co.(b)	107,990	3,887,640
Middlesex Water Co.	182,987	3,323,044

		7,210,684

TOTAL COMMON STOCKS
(Identified Cost $910,883,519)		940,229,562

EXCHANGE TRADED FUND – 1.0%

Diversified Financial Services – 1.0%
iShares Russell 2000 Value Index Fund(b)
(Identified Cost $10,705,095)	148,664	9,747,899

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 32.1%
State Street Navigator Securities Lending Prime Portfolio(e)	255,144,557	255,144,557
San Paolo U.S. Financial, Commercial Paper, 1.000%, 4/1/2008(d)	$68,946,000	68,946,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $324,090,557)		324,090,557

TOTAL INVESTMENTS – 126.3%
(Identified Cost $1,245,679,171)(a)		1,274,068,018
Other assets less liabilities—(26.3)%		(265,290,539)

NET ASSETS – 100.0%		$1,008,777,479

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on a cost of $1,246,145,209 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$106,698,557
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(78,775,748)

Net unrealized appreciation		$27,922,809

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

24

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Commercial Services & Supplies	6.4%
Commercial Banks	6.0
Insurance	4.8
Machinery	4.7
Electronic Equipment & Instruments	3.9
IT Services	3.7
Aerospace & Defense	3.6
Health Care Providers & Services	3.2
Software	3.0
Media	3.0
Electrical Equipment	3.0
Oil, Gas & Consumable Fuels	2.9
Chemicals	2.7
Energy Equipment & Services	2.6
Textiles, Apparel & Luxury Goods	2.5
Real Estate Investment Trusts (REITs)	2.5
Communications Equipment	2.5
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	2.0
Other, less than 2% each	29.1

See accompanying notes to financial statements.

25

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Tax-Managed Equity Fund

	Shares	Value (†)

COMMON STOCKS – 94.0% of Net Assets

Aerospace & Defense – 5.3%
Boeing Co.(b)	1,925	$143,162
United Technologies Corp.	2,963	203,914

		347,076

Beverages – 2.1%
PepsiCo, Inc.(b)	1,890	136,458

Capital Markets – 6.0%
Franklin Resources, Inc.(b)	1,934	187,579
Goldman Sachs Group, Inc.	700	115,773
State Street Corp.(b)	1,100	86,900

		390,252

Chemicals – 4.5%
Ecolab, Inc.(b)	3,376	146,620
Praxair, Inc.(b)	1,730	145,718

		292,338

Communications Equipment – 8.8%
Cisco Systems, Inc.(c)	9,698	233,625
Corning, Inc.(b)	8,925	214,557
Harris Corp.(b)	2,565	124,479

		572,661

Computers & Peripherals – 8.1%
Apple, Inc.(c)	1,250	179,375
EMC Corp.(b)(c)	9,251	132,659
Hewlett-Packard Co.(b)	4,732	216,063

		528,097

Diversified Telecommunication Services – 2.7%
AT&T, Inc.	4,551	174,303

Energy Equipment & Services – 1.9%
Transocean, Inc.(b)(c)	916	123,843

Food & Staples Retailing – 3.8%
Costco Wholesale Corp.(b)	2,150	139,685
Spartan Stores, Inc.(b)	5,050	105,293

		244,978

Health Care Equipment & Supplies – 5.6%
Covidien Ltd.(b)	3,300	146,025
Hologic, Inc.(b)(c)	1,725	95,910
Zimmer Holdings, Inc.(c)	1,581	123,097

		365,032

Hotels, Restaurants & Leisure – 1.7%
Marriott International, Inc., Class A(b)	3,300	113,388

Household Products – 2.4%
Colgate-Palmolive Co.	2,000	155,820

Insurance – 6.0%
Aflac, Inc.(b)	3,331	216,348
Everest Re Group Ltd.	1,943	173,957

		390,305

26

PORTFOLIO OF INVESTMENTS – as of as of March 31, 2008 (Unaudited)

Loomis Sayles Tax-Managed Equity Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued
IT Services – 1.8%
Broadridge Financial Solutions, Inc.(b)	6,800	$119,680

Machinery – 9.2%
Danaher Corp.(b)	2,653	201,708
Eaton Corp.	2,350	187,224
Joy Global, Inc.	1,900	123,804
Terex Corp.(b)(c)	1,350	84,375

		597,111

Media – 2.5%
DIRECTV Group, Inc. (The)(b)(c)	6,515	161,507

Oil, Gas & Consumable Fuels – 10.1%
ConocoPhillips	2,310	176,045
Devon Energy Corp.	2,488	259,573
ExxonMobil Corp.(b)	2,593	219,316

		654,934

Personal Products – 1.9%
Alberto-Culver Co.(b)	4,540	124,441

Pharmaceuticals – 4.7%
Abbott Laboratories(b)	3,175	175,101
Novartis AG, ADR	2,480	127,051

		302,152

Semiconductors & Semiconductor Equipment – 1.8%
Texas Instruments, Inc.(b)	4,155	117,462

Specialty Retail – 1.6%
Gap, Inc. (The)(b)	5,370	105,681

Wireless Telecommunication Services – 1.5%
NII Holdings, Inc.(b)(c)	3,000	95,340

TOTAL COMMON STOCKS
(Identified Cost $5,127,443)		6,112,859

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 41.3%
State Street Navigator Securities Lending Prime Portfolio(d)	2,250,228	2,250,228
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.25% to be repurchased at $437,015 on 4/01//08 collateralized by $445,000 Federal Home Loan Mortgage Corp., 3.375% due 3/5/10 with value of $446,669, including accrued interest (Note 2g of Notes to Financial Statements)	$437,000	437,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,687,228)		2,687,228

TOTAL INVESTMENTS – 135.3%
(Identified Cost $7,814,671)(a)		8,800,087
Other assets less liabilities—(35.3)%		(2,296,479)

NET ASSETS – 100.0%		$6,503,608

27

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on cost of $7,814,671 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,207,806
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(222,390)

Net unrealized appreciation	$985,416

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Oil, Gas & Consumable Fuels	10.1%
Machinery	9.2
Communications Equipment	8.8
Computers & Peripherals	8.1
Insurance	6.0
Capital Markets	6.0
Health Care Equipment & Supplies	5.6
Aerospace & Defense	5.3
Pharmaceuticals	4.7
Chemicals	4.5
Food & Staples Retailing	3.8
Diversified Telecommunication Services	2.7
Media	2.5
Household Products	2.4
Beverages	2.1
Other, less than 2% each	12.2

See accompanying notes to financial statements.

28

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Mid Cap Growth Fund	Small Cap Growth Fund

Assets
Investments at cost	$166,862,283	$155,252,979
Net unrealized appreciation (depreciation)	5,853,481	(2,560,677)

Investments at value	172,715,764	152,692,302
Cash	95,457	467,345
Receivable for Fund shares sold	984,966	288,488
Receivable for securities sold	1,058,955	3,192,965
Dividends and interest receivable	21,888	17,336
Receivable from investment adviser (Note 4)	—	—
Securities lending income receivable	15,545	16,408
Other assets	27,426	—

Total Assets	174,920,001	156,674,844

Liabilities
Collateral on securities loaned, at value (Note 2)	49,772,699	50,220,457
Payable for securities purchased	1,349,044	2,955,227
Payable for Fund shares redeemed	143,739	273,348
Management fees payable (Note 4)	81,919	64,706
Administrative fees payable (Note 4)	9,312	7,165
Deferred Trustees’ fees (Note 4)	42,769	40,124
Service and distribution fees payable (Note 4)	2,128	1,260
Other accounts payable and accrued expenses	16,251	1,978

Total Liabilities	51,417,861	53,564,265

Net Assets	$123,502,140	$103,110,579

Net Assets consist of:
Paid-in capital	$207,277,021	$306,815,825
Undistributed (accumulated) net investment income (loss)	(241,655)	(225,297)
Accumulated net realized loss on investments and foreign currency transactions	(89,386,707)	(200,919,272)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,853,481	(2,560,677)

Net Assets	$123,502,140	$103,110,579

Net Asset Value and Offering Price
Institutional Class
Net assets	$28,013,518	$41,839,649

Shares of beneficial interest	1,103,750	3,129,080

Net asset value, offering and redemption price per share	$25.38	$13.37

Retail Class
Net assets	$95,488,622	$61,270,930

Shares of beneficial interest	3,860,333	4,713,803

Net asset value, offering and redemption price per share	$24.74	$13.00

Admin Class
Net assets	$—	$—

Shares of beneficial interest	—	—

Net asset value, offering and redemption price per share	$—	$—

Value of securities on loan (Note 2)	$47,347,527	$49,117,532

See accompanying notes to financial statements.

29

Small Cap Value Fund	Tax-Managed Equity Fund

$1,245,679,171	$7,814,671
28,388,847	985,416
1,274,068,018	8,800,087
2,620	826
2,560,411	—
1,160,184	—
718,272	5,346
74,544	6,526
117,833	630
—	—
1,278,701,882	8,813,415

255,144,557	2,250,228
12,942,977	—
961,519	—
622,209	2,714
82,048	533
123,112	37,234
12,115	—
35,866	19,098
269,924,403	2,309,807
$1,008,777,479	$6,503,608

$1,008,538,190	$9,146,200
1,345,731	(5,394)
(29,495,289)	(3,622,614)

28,388,847	985,416
$1,008,777,479	$6,503,608

$486,432,863	$6,503,608
21,778,798	625,118
$22.34	$10.40

$446,379,759	$—
20,167,086	—
$22.13	$—

$75,964,857	$—
3,490,006	—
$21.77	$—
$250,993,030	$2,216,019

See accompanying notes to financial statements.

30

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Mid Cap Growth Fund	Small Cap Growth Fund

Investment Income
Dividends	$97,075	$77,284
Interest	90,993	64,387
Securities lending income (Note 2)	71,741	52,075
Less net foreign taxes withheld	(679)	—

	259,130	193,746

Expenses
Management fees (Note 4)	298,263	256,422
Distribution fees—Retail Class (Note 4)	64,933	41,549
Service and distribution fees—Admin Class (Note 4)	—	—
Trustees’ fees and expenses (Note 4)	5,429	5,334
Administrative fees (Note 4)	20,740	17,848
Custodian fees and expenses	8,618	14,140
Transfer agent fees and expenses—Institutional Class (Note 4)	5,093	5,548
Transfer agent fees and expenses—Retail Class (Note 4)	16,439	14,531
Transfer agent fees and expenses—Admin Class (Note 4)	—	—
Audit and tax services fees	16,979	16,765
Registration fees	19,070	16,710
Shareholder reporting expenses	4,064	3,079
Legal fees	705	424
Expense recapture—Institutional Class (Note 4)	1,930	—
Miscellaneous expenses	2,822	2,696

Total expenses	465,085	395,046
Less fee reduction and/or expense reimbursement (Note 4)	(2,469)	(11,574)

Net expenses	462,616	383,472

Net investment income (loss)	(203,486)	(189,726)

Net Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	(1,265,859)	(2,092,546)
Foreign currency transactions	166	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,172,815)	(10,342,691)
Foreign currency translations	(109)	—

Net realized and unrealized loss on investments and foreign currency transactions	(8,438,617)	(12,435,237)

Net Decrease in Net Assets Resulting from Operations	$(8,642,103)	$(12,624,963)

*	Amount includes a special dividend of $926,046 in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

31

Small Cap Value Fund	Tax-Managed Equity Fund

$6,025,435 *	$40,087
665,580	5,219
755,942	4,061
—	(508)
7,446,957	48,859

3,843,560	16,375
558,399	—
188,924	—
16,255	4,876
268,358	1,715
24,325	6,666
94,735	1,308
362,284	—
113,952	—
19,088	15,029
48,074	12,676
66,586	814
14,513	94
—	—
15,661	1,993

5,634,714	61,546
(332,131)	(40,256)

5,302,583	21,290

2,144,374	27,569

(16,356,684)	(136,888)
—	—

(138,660,144)	(554,050)
—	—

(155,016,828)	(690,938)

$(152,872,454)	$(663,369)

See accompanying notes to financial statements.

32

STATEMENTS OF CHANGES IN NET ASSETS

Mid Cap Growth Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment loss	$(203,486)	$(288,083)
Net realized gain (loss) on investments and foreign currency transactions	(1,265,693)	7,015,246
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(7,172,924)	8,067,259

Increase (decrease) in net assets from operations	(8,642,103)	14,794,422

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 8)	77,347,619	(4,132,735)

Total increase in net assets	68,705,516	10,661,687
Net Assets
Beginning of period	54,796,624	44,134,937

End of period	$123,502,140	$54,796,624

Undistributed Net Investment Income/Accumulated Net Investment Loss	$(241,655)	$(38,169)

Small Cap Growth Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment loss	$(189,726)	$(143,375)
Net realized gain (loss) on investments	(2,092,546)	3,362,779
Net change in net unrealized appreciation (depreciation) on investments	(10,342,691)	5,500,407

Increase (decrease) in net assets from operations	(12,624,963)	8,719,811

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	66,713,844	16,896,224

Redemption Fees
Institutional Class	4,430	346
Retail Class	5,074	186

Total increase in net assets	54,098,385	25,616,567
Net Assets
Beginning of period	49,012,194	23,395,627

End of period	$103,110,579	$49,012,194

Undistributed Net Investment Income/Accumulated Net Investment Loss	$(225,297)	$(35,571)

See accompanying notes to financial statements.

33

STATEMENTS OF CHANGES IN NET ASSETS – continued

Small Cap Value Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$2,144,374	$2,636,586
Net realized gain (loss) on investments	(16,356,684)	100,922,002
Net change in net unrealized appreciation (depreciation) on investments	(138,660,144)	34,456,656

Increase (decrease) in net assets from operations	(152,872,454)	138,015,244

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,132,960)	(2,801,001)
Retail Class	—	(1,058,622)
Admin Class	—	(101,702)
Capital Gains:
Institutional Class	(51,944,174)	(50,563,842)
Retail Class	(47,065,282)	(32,749,822)
Admin Class	(8,031,853)	(7,983,100)

Total distributions	(108,174,269)	(95,258,089)

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	193,183,889	235,053,214

Redemption Fees
Institutional Class	12,943	16,563
Retail Class	11,514	13,201
Admin Class	1,942	2,493

Total increase (decrease) in net assets	(67,836,435)	277,842,626
Net Assets
Beginning of period	1,076,613,914	798,771,288

End of period	$1,008,777,479	$1,076,613,914

Undistributed Net Investment Income	$1,345,731	$334,317

Tax-Managed Equity Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$27,569	$102,751
Net realized gain (loss) on investments	(136,888)	1,153,272
Net change in net unrealized appreciation (depreciation) on investments	(554,050)	(241,314)

Increase (decrease) in net assets from operations	(663,369)	1,014,709

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(114,263)	(75,417)
Capital Gains:
Institutional Class	—	—

Total distributions	(114,263)	(75,417)

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 8)	611,128	(3,344,828)

Total decrease in net assets	(166,504)	(2,405,536)
Net Assets
Beginning of period	6,670,112	9,075,648

End of period	$6,503,608	$6,670,112

Undistributed (Overdistributed) Net Investment Income (Loss)	$(5,394)	$81,300

See accompanying notes to financial statements.

34

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss(c)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Mid Cap Growth Fund

Institutional Class
3/31/2008(e)	$27.51	$(0.06)		$(2.07)	$(2.13)	$—	$—
9/30/2007	20.13	(0.11	)(d)	7.49	7.38	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—
9/30/2005	15.50	(0.10)		3.78	3.68	(0.18)	—
9/30/2004	13.69	(0.13)		1.94	1.81	—	—
9/30/2003	10.70	(0.10)		3.09	2.99	—	—

Retail Class
3/31/2008(e)	$26.84	$(0.07)		$(2.03)	$(2.10)	$—	$—
9/30/2007	19.69	(0.16	)(d)	7.31	7.15	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—
9/30/2005	15.20	(0.14)		3.70	3.56	(0.13)	—
9/30/2004	13.46	(0.16)		1.90	1.74	—	—
9/30/2003	10.55	(0.13)		3.04	2.91	—	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment loss has been calculated using the average shares outstanding during the period.

(d) Includes a non-recurring payment of $0.02 per share.

(e) For the six months ended March 31, 2008 (Unaudited).

(f) Computed on an annualized basis for periods less than one year, if applicable.

(g) Includes expense recapture of 0.01%.

See accompanying notes to financial statements.

35

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(f)		Gross expenses (%)(f)		Net investment loss (%)(f)	Portfolio turnover rate (%)

$—	$25.38	(7.7)	$28,014	1.00	(g)	1.00	(g)	(0.40)	102
—	27.51	36.7	24,143	1.00		1.10		(0.47)	194
—	20.13	6.0	17,467	1.00		1.12		(0.49)	211
(0.18)	19.00	23.9	26,159	1.00		1.21		(0.60)	280
—	15.50	13.2	25,191	1.00		1.17		(0.84)	284
—	13.69	27.9	23,866	1.00		1.23		(0.88)	248

$—	$24.74	(7.9)	$95,489	1.25		1.26		(0.57)	102
—	26.84	36.3	30,654	1.25		1.43		(0.71)	194
—	19.69	5.7	26,668	1.25		1.52		(0.72)	211
(0.13)	18.63	23.6	25,802	1.25		1.50		(0.85)	280
—	15.20	12.9	25,382	1.25		1.42		(1.10)	284
—	13.46	27.6	32,813	1.25		1.47		(1.13)	248

See accompanying notes to financial statements.

36

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(c)(d)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Small Cap Growth Fund

Institutional Class
3/31/2008(i)	$15.87	$(0.03)		$(2.47)	$(2.50)	$—	$—
9/30/2007	12.00	(0.06	)(f)	3.93	3.87	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—
9/30/2004	8.59	(0.09)		0.46	0.37	—	—
9/30/2003	6.35	(0.06)		2.30	2.24	—	—

Retail Class
3/31/2008(i)	$15.45	$(0.05)		$(2.40)	$(2.45)	$—	$—
9/30/2007	11.71	(0.09	)(f)	3.83	$3.74	—	—
9/30/2006	10.84	(0.11)		0.97	$0.86	—	—
9/30/2005	8.78	(0.11)		2.17	$2.06	—	—
9/30/2004	8.45	(0.11)		0.44	$0.33	—	—
9/30/2003	6.26	(0.08)		2.27	$2.19	—	—

Small Cap Value Fund

Institutional Class
3/31/2008(i)	$28.77	$0.07	(j)	$(3.66)	$(3.59)	$(0.06)	$(2.78)
9/30/2007	27.69	0.12	(f)(g)	4.29	4.41	(0.17)	(3.16)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)
9/30/2004	21.34	0.04		4.97	5.01	(0.05)	(0.55)
9/30/2003	17.28	0.05		4.01	4.06	—	—

Retail Class
3/31/2008(i)	$28.52	$0.04	(j)	$(3.65)	$(3.61)	$—	$(2.78)
9/30/2007	27.46	0.04	(f)(g)	4.28	4.32	(0.10)	(3.16)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)
9/30/2004	21.25	(0.02)		4.95	4.93	(0.01)	(0.55)
9/30/2003	17.25	(0.00)		4.00	4.00	—	—

Admin Class
3/31/2008(i)	$28.13	$0.01	(j)	$(3.59)	$(3.58)	$—	$(2.78)
9/30/2007	27.14	(0.03	)(f)(g)	4.22	4.19	(0.04)	(3.16)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)
9/30/2004	21.13	(0.08)		4.93	4.85	—	(0.55)
9/30/2003	17.20	(0.05)		3.98	3.93	—	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.02%.

(f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(g) Includes a non-recurring special dividend of $0.05 per share in which the source of the dividend has not been determined by the issuer.

(h) Computed on an annualized basis for periods less than one year, if applicable.

(i) For the six months ended March 31, 2008 (Unaudited).

(j) Includes a special dividend of $.02 per share in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

37

					Ratios to Average Net Assets:
Total distributions	Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(h)		Gross expenses (%)(h)		Net investment income (loss) (%)(h)	Portfolio turnover rate (%)

$—	$0.00	$13.37	(15.8)	$41,840	1.00		1.01		(0.46)	44
—	0.00	15.87	32.3	28,088	1.00		1.23		(0.47)	83
—	0.01	12.00	8.3	20,414	1.00		1.38		(0.69)	100
—	0.00	11.08	23.7	15,785	1.00		1.70		(0.85)	227
—	0.00	8.96	4.3	15,867	1.00		1.31		(0.95)	217
—	—	8.59	35.3	22,519	1.00		1.19		(0.91)	190

$—	$0.00	$13.00	(15.9)	$61,271	1.25		1.31		(0.66)	44
—	0.00	15.45	31.9	20,924	1.25		1.50		(0.66)	83
—	0.01	11.71	8.0	2,981	1.25		1.92		(0.94)	100
—	0.00	10.84	23.5	3,592	1.25		1.87		(1.14)	227
—	0.00	8.78	3.9	14,589	1.25		1.52		(1.19)	217
—	—	8.45	35.0	30,345	1.25		1.43		(1.17)	190

$(2.84)	$0.00	$22.34	(13.7)	$486,433	0.88		0.88		0.57	29
(3.33)	0.00	28.77	17.0	534,776	0.89		0.89		0.43	57
(2.57)	0.00	27.69	11.2	442,714	0.89	(e)	0.89	(e)	0.47	62
(2.67)	0.00	27.43	18.0	403,110	0.90		0.93		0.48	59
(0.60)	0.00	25.75	23.8	346,356	0.90		0.93		0.16	70
—	—	21.34	23.5	289,945	0.90		0.94		0.26	74

$(2.78)	$0.00	$22.13	(13.9)	$446,380	1.15		1.25		0.30	29
(3.26)	0.00	28.52	16.7	465,055	1.15		1.24		0.15	57
(2.50)	0.00	27.46	10.9	291,690	1.15		1.20		0.21	62
(2.65)	0.00	27.23	17.7	235,948	1.15		1.20		0.24	59
(0.56)	0.00	25.62	23.5	173,411	1.15		1.18		(0.08)	70
—	—	21.25	23.2	140,152	1.15		1.20		(0.01)	74

$(2.78)	$0.00	$21.77	(14.0)	$75,965	1.40		1.64		0.06	29
(3.20)	0.00	28.13	16.4	76,783	1.40		1.56		(0.10)	57
(2.44)	0.00	27.14	10.6	64,367	1.40		1.46		(0.04)	62
(2.65)	0.00	26.94	17.4	67,505	1.40		1.43		(0.01)	59
(0.55)	0.00	25.43	23.3	62,680	1.40		1.43		(0.33)	70
—	—	21.13	22.9	37,411	1.40		1.47		(0.27)	74

See accompanying notes to financial statements.

38

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Tax-Managed Equity Fund

Institutional Class
3/31/2008(f)	$11.71	$0.05		$(1.16)	$(1.11)	$(0.20)	$—
9/30/2007	10.18	0.16	(d)	1.45	1.61	(0.08)	—
9/30/2006	9.20	0.07		0.97	1.04	(0.06)	—
9/30/2005	8.49	0.05		0.69	0.74	(0.03)	—
9/30/2004	7.66	0.05		0.97	1.02	(0.19)	—
9/30/2003	6.78	0.06		0.85	0.91	(0.03)	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Includes a non-recurring special dividend of $0.08 per share in which the source of the dividend has not been determined by the issuer.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) For the six months ended March 31, 2008 (Unaudited).

See accompanying notes to financial statements.

39

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(e)	Gross expenses (%)(e)	Net investment income (%)(e)	Portfolio turnover rate (%)

$(0.20)	$10.40	(9.7)	$6,504	0.65	1.88	0.84	20
(0.08)	11.71	15.9	6,670	0.65	1.92	1.51	45
(0.06)	10.18	11.3	9,076	0.65	1.64	0.71	40
(0.03)	9.20	8.7	9,230	0.65	2.02	0.59	38
(0.19)	8.49	13.4	5,202	0.65	3.39	0.59	27
(0.03)	7.66	13.5	2,490	0.65	1.82	0.81	200

See accompanying notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Tax-Managed Equity Fund (the “Tax-Managed Equity Fund”)

Each Fund offers Institutional Class Shares. Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

41

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Small Cap Value Fund estimates the recharacterization of distributions received from Real Estate Investment Trusts (REITs) into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates caused by fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

d.  Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

42

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs, net operating losses and redemption in kind transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Mid Cap Growth Fund	$—	$—	$—
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	19,298,487	75,959,602	95,258,089
Tax-Managed Equity Fund	75,417	—	75,417

As of September 30, 2007, the capital loss carryforwards were as follows:

Capital Loss Carryforward	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund	Tax-Managed Equity Fund
Expires September 30, 2010	$66,978,246	$139,524,244	$—	$1,693,070
Expires September 30, 2011	21,142,388	59,283,040	—	1,662,157
Expires September 30, 2012	—	—	—	110,150
Expires September 30, 2013	—	—	—	17,395

Total capital loss carryforward	$88,120,634	$198,807,284	$—	$3,482,772

g.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
Mid Cap Growth Fund	$47,347,527	$49,772,699
Small Cap Growth Fund	49,117,532	50,220,457
Small Cap Value Fund	250,993,030	255,144,557
Tax-Managed Equity Fund	2,216,019	2,250,228

43

i.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$149,071,907	$78,074,079
Small Cap Growth Fund	94,755,704	29,459,975
Small Cap Value Fund	379,573,777	289,781,724
Tax-Managed Equity Fund	1,622,344	1,264,822

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	0.75%
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Tax-Managed Equity Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the six months ended March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	1.00%	1.25%	—
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%
Tax-Managed Equity Fund	0.65%	—	—

44

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	$298,263	0.75%
Small Cap Growth Fund	256,422	0.75%
Small Cap Value Fund	3,843,560	0.75%
Tax-Managed Equity Fund	16,375	0.50%

For the six months ended March 31, 2008, expenses have been reimbursed as follows:

Fund	Reimbursement
Mid Cap Growth Fund	$1,459
Small Cap Growth Fund	10,707
Small Cap Value Fund	319,176
Tax-Managed Equity Fund	40,173

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement Until September 30, 2008
Fund	Institutional Class	Retail Class	Admin Class	Total
Mid Cap Growth Fund	$20,701	$49,919	$—	$70,620
Small Cap Growth Fund	53,263	12,411	—	65,674
Small Cap Value Fund	—	325,613	125,266	450,879
Tax-Managed Equity Fund	86,601	—	—	86,601

	Expenses Subject to Possible Reimbursement Until September 30, 2009
Fund	Institutional Class	Retail Class	Admin Class	Total
Mid Cap Growth Fund	$—	$1,459	$—	$1,459
Small Cap Growth Fund	976	9,731	—	10,707
Small Cap Value Fund	—	227,718	91,458	319,176
Tax-Managed Equity Fund	40,173	—	—	40,173

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), the Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive

45

the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Mid Cap Growth Fund	$20,740	$1,010	$19,730
Small Cap Growth Fund	17,848	867	16,981
Small Cap Value Fund	268,358	12,955	255,403
Tax-Managed Equity Fund	1,715	83	1,632

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Small Cap Value Fund have adopted Distribution Plans relating to their Retail Class shares (the “Retail Class Plan”) and the Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Mid Cap Growth Fund	$—	$64,933	$—
Small Cap Growth Fund	—	41,549	—
Small Cap Value Fund	94,462	558,399	94,462
Tax-Managed Equity Fund	—	—	—

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	$3,728	$14,071	$—
Small Cap Growth Fund	4,005	12,866	—
Small Cap Value Fund	81,523	346,925	111,203
Tax-Managed Equity Fund	72	—	—

e.  Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board

46

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption Fees. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund.

The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Mid Cap Growth Fund	$14,520
Small Cap Growth Fund	6,996
Small Cap Value Fund	62,006
Tax-Managed Equity Fund	616

47

7.  Shareholders. At March 31, 2008, the Loomis Sayles Funded Pension Plan (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Mid Cap Growth Fund	325,144	343,288
Small Cap Growth Fund	381,184	382,009
Small Cap Value Fund	371,979	733,841
Tax-Managed Equity Fund	—	—

At March 31, 2008, three shareholders individually owned more than 5% of the Tax-Managed Equity Fund’s total outstanding shares, representing, in aggregate, 19.03% of the Fund.

8.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Mid Cap Growth Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	434,821	$12,366,299	122,987	$2,932,877
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(208,611)	(5,464,972)	(113,087)	(2,616,811)

Net change	226,210	$6,901,327	9,900	$316,066

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,157,549	$81,916,486	404,396	$9,618,611
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(439,102)	(11,470,194)	(616,665)	(14,067,412)

Net change	2,718,447	$70,446,292	(212,269)	$(4,448,801)

Increase (decrease) from capital share transactions	2,944,657	$77,347,619	(202,369)	$(4,132,735)

	Small Cap Growth Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,611,457	$23,847,625	227,764	$3,236,460
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(252,417)	(3,596,454)	(158,397)	(2,160,742)

Net change	1,359,040	$20,251,171	69,367	$1,075,718

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,312,171	$59,434,837	1,247,066	$17,800,763
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(952,937)	(12,972,164)	(147,091)	(1,980,257)

Net change	3,359,234	$46,462,673	1,099,975	$15,820,506

Increase (decrease) from capital share transactions	4,718,274	$66,713,844	1,169,342	$16,896,224

48

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

	Small Cap Value Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,787,839	$93,018,647	3,665,690	$103,476,796
Issued in connection with the reinvestment of distributions	1,942,238	49,352,283	1,908,336	50,494,585
Redeemed	(2,536,374)	(63,077,483)	(2,978,936)	(83,598,708)

Net change	3,193,703	$79,293,447	2,595,090	$70,372,673

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,640,655	$136,600,853	9,567,844	$267,672,472
Issued in connection with the reinvestment of distributions	1,850,508	46,632,804	1,279,692	33,617,503
Redeemed	(3,632,498)	(88,303,370)	(5,159,588)	(145,568,951)

Net change	3,858,665	$94,930,287	5,687,948	$155,721,024

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,164,673	$28,348,156	1,317,587	$35,992,658
Issued in connection with the reinvestment of distributions	271,956	6,747,215	292,721	7,599,049
Redeemed	(676,254)	(16,135,216)	(1,252,476)	(34,632,190)

Net change	760,375	$18,960,155	357,832	$8,959,517

Increase (decrease) from capital share transactions	7,812,743	$193,183,889	8,640,870	$235,053,214

	Tax-Managed Equity Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	58,225	$632,094	136,117	$1,473,501
Issued in connection with the reinvestment of distributions	9,661	111,971	6,824	70,495
Redemptions-in-kind*			(261,354)	(2,702,405)
Redeemed	(12,413)	(132,937)	(203,597)	(2,186,419)

Increase (decrease) from capital share transactions	55,473	$611,128	(322,010)	$(3,344,828)

* On October 20, 2006, Natixis US liquidated its position of 261,354 shares. This was accomplished through a redemption-in-kind which included $2,453,150 of securities and $249,255 in cash.

49

SEMIANNUAL REPORT

March 31, 2008

Loomis Sayles Investment Grade Bond Fund

Management Discussion and Performance page 1

Portfolio of Investments page 5

Financial Statements page 15

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Managers:

Daniel Fuss, CFA, CIC

Steven Kaseta, CFA

Associate Managers:

Matthew J. Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Class J	LIGJX

What You Should Know:

This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in mortgage-related securities that are subject to prepayment risk. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Fixed-income investors retreated to safety during the six months ended March 31, 2008, as the U.S. economy slowed and the credit crisis spread around the world. With the capital markets in turmoil, the U.S. Federal Reserve Board acted dramatically, cutting interest rates and taking other steps designed to restore normalcy to the markets. With two separate rate cuts, the target federal funds rate dropped to 2.25% by the end of March 2008.

In this volatile environment, Class A shares of Loomis Sayles Investment Grade Bond Fund provided a total return of 2.95% at net asset value for the six months ended March 31, 2008, including $0.33 in reinvested dividends. The fund’s return trailed the 5.71% return on the Lehman U.S. Government/Credit Index, but was above the 2.23% average return on the funds in Morningstar’s Intermediate-Term Bond category. The fund’s 30-day SEC yield as of the end of March 2008 was 4.11%.

BOND INVESTORS PUT A PREMIUM ON SAFETY

As the market responded to the Fed’s actions, the spread (or difference) between yields on high- and low-quality securities widened. Securities issued by government agencies, including mortgage-backed securities, fared relatively well, but still lagged U.S. Treasury securities as volatility remained high. The first quarter of 2008 was particularly difficult. U.S. investment-grade corporate bonds declined on concerns about possible recession and there was a widespread flight to quality. High-quality bonds with shorter maturities were most highly sought after because they are perceived as safe investments. Overall, Treasuries substantially outperformed higher-risk assets, including both investment-grade and high-yielding corporate debt.

FUND’S LONG TREASURIES CONTRIBUTED TO RESULTS

Relative to the Lehman benchmark, the fund was underweight in longer-term Treasuries.

Although its relatively small position was a disadvantage, the fund gained some benefit because demand for these issues was strong.

Another positive was the fact that we had trimmed the fund’s holdings in corporate bonds, which fell from favor during the period. Bonds issued by financial companies were especially hard hit when turbulence in the subprime mortgage market began to affect valuations throughout the credit markets.

EXPOSURE TO CORPORATE AND SOME FOREIGN DEBT DETRACTED

The fund’s position in both investment-grade and high-yield corporate bonds held back results, most notably in the first quarter of 2008, due to growing concerns that corporations might have difficulty accessing the capital markets to meet their funding needs. A large supply of corporate bonds found few buyers.

Although the fund’s foreign holdings generally constituted a major source of strength in 2007, selected investments in securities denominated in the Canadian dollar and the Icelandic krona proved detrimental during the six-month period ended March 31, 2008. Support for those currencies waned amid widespread expectations that major foreign central banks would begin cutting short-term interest rates, motivated by many of the same factors that were present in the U.S. markets.

CAPITAL MARKETS SHOULD REWARD PATIENCE

Despite recent challenges, we see pockets of economic strength in a variety of places, including some resiliency in the industrials sector, where the weak U.S. dollar may stimulate exports. Moreover, corporate spending appears to be tightly disciplined, and non-residential construction seems solid. We also believe the Fed is likely to continue to encourage growth by lowering the fed funds rate further and by taking other measures to maintain liquidity in the financial markets.

After a period of outperformance by Treasuries, we believe we may see attractive valuations in other fixed-income sectors. We think current valuations of many bonds reflect a more dismal scenario for the economy than we feel is warranted. While additional fallout in the high-yield sector is possible, we believe many high-yield bonds offer compelling values. In time, we think patient investors should be rewarded.

1

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,4

Average Annual Returns - March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A1
Net Asset Value[2]	2.95%	8.29%	8.64%	7.87%
With Maximum Sales Charge[3]	-1.66	3.40	7.65	7.38

Class B1
Net Asset Value[2]	2.51	7.30	7.71	6.93
With CDSC[5]	-2.49	2.30	7.41	6.93

Class C1
Net Asset Value[2]	2.60	7.50	7.76	6.95
With CDSC[5]	1.60	6.50	7.76	6.95

Class Y1
Net Asset Value[2]	3.07	8.47	8.96	8.16

CLASS J1
Net Asset Value[2]	2.70	7.68	8.16	7.36
With Sales Charge[5]	-0.86	3.95	7.39	6.97

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman U.S. Government/Credit Index	5.71%	8.35%	4.62%	6.12%
Morningstar Intermediate-Term Bond Fund Avg.	2.23	3.73	3.75	5.06

See page 3 for a description of the index/average.

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y, the successor to the fund’s Institutional Class, is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

PORTFOLIO FACTS

	% of Net Assets as of
Credit Quality	3/31/08	9/30/07
Aaa	44.4	40.4
Aa	2.8	2.0
A	13.6	7.6
Baa	28.2	37.1
Ba	3.3	3.9
B	1.7	1.2
Caa	1.3	1.8
Not Rated	2.9	3.4
Short-term and other	1.8	2.6

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.83%	0.83%
B	1.71	1.70
C	1.57	1.57
Y	0.55	0.55
J	1.28	1.28

NOTES TO CHARTS

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Institutional Class became the Class Y on 9/12/03. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect Class Y’s then current expense cap arrangements. For periods prior to the inception of Class J Shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart compares the performance of Class A shares at net asset value, to the performance of Class A shares including the maximum sales charge of 4.50%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 4.50%.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.

[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

2

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Lehman U.S. Government/Credit Index is an unmanaged index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

3

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
Class A
Actual	$1,000.00	$1,029.50	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94
Class B
Actual	$1,000.00	$1,025.10	$8.35
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
Class C
Actual	$1,000.00	$1,026.00	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72
Class Y
Actual	$1,000.00	$1,030.70	$2.64
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63
Class J
Actual	$1,000.00	$1,027.00	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.78%, 1.65%, 1.53%, 0.52% and 1.27% for Class A, B, C, Y and J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

4

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 71.7% of Net Assets
Non-Convertible Bonds — 70.1%
	Airlines — 2.2%
$741,423	Continental Airlines, Inc., Series 971A, 7.461%, 4/01/2015	$689,523
19,830,000	Continental Airlines, Inc., Series A, 5.983%, 4/19/2022	17,666,745
8,624,000	Continental Airlines, Inc., Series B, 6.903%, 4/19/2022	7,201,040
895,012	Delta Air Lines, Inc., 6.821%, 8/10/2022, 144A	841,311
18,831,237	Delta Air Lines, Inc., 8.021%, 8/10/2022, 144A	17,136,426
11,415,000	Northwest Airlines, Inc., Series 07-1, 8.028%, 11/01/2017	10,730,100
8,115,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	8,667,364
28,362,457	United Air Lines, Inc., 6.636%, 7/02/2022	26,377,085

		89,309,594

	Asset-Backed Securities — 0.1%
589,956	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/2018	587,208
1,700,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,510,145

		2,097,353

	Automotive — 1.1%
10,665,000	Cummins, Inc., 5.650%, 3/01/2098	8,257,451
1,389,000	Cummins, Inc., 6.750%, 2/15/2027	1,381,526
665,000	Cummins, Inc., 7.125%, 3/01/2028	656,250
1,990,000	Ford Motor Co., 6.375%, 2/01/2029	1,194,000
130,000	Ford Motor Co., 6.500%, 8/01/2018(b)	87,100
260,000	Ford Motor Co., 6.625%, 2/15/2028	158,600
5,185,000	Ford Motor Co., 6.625%, 10/01/2028	3,162,850
8,730,000	Ford Motor Co., 7.450%, 7/16/2031	5,761,800
245,000	Ford Motor Co., 7.500%, 8/01/2026	156,800
11,270,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	9,790,790
700,000	Ford Motor Credit Co. LLC, 7.375%, 10/28/2009	637,793
1,540,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,205,520
935,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	814,662
2,135,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,901,800
575,000	General Motors Corp., 7.400%, 9/01/2025	385,250
8,985,000	General Motors Corp., 8.250%, 7/15/2023	6,289,500

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$245,000	General Motors Corp., 8.375%, 7/15/2033(b)	$172,725

		42,014,417

	Banking — 2.7%
2,595,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,178,702
3,120,000,000	Barclays Financial LLC, 4.060%, 9/16/2010, (KRW), 144A	3,280,828
180,000,000	Barclays Financial LLC, 4.160%, 2/22/2010, (THB), 144A	5,846,922
3,500,000,000	Barclays Financial LLC, 4.460%, 9/23/2010, (KRW), 144A	3,715,050
52,000,000	Barclays Financial LLC, Series EMTN, 4.100%, 3/22/2010, (THB), 144A	1,687,953
16,371,250,000	BNP Paribas SA, Series EMTN, Zero Coupon, 6/13/2011, (IDR), 144A	1,276,975
9,860,000	Citibank NA, 15.000%, 7/02/2010, (BRL), 144A	6,083,255
20,990,000	HSBC Bank USA, Zero Coupon, 4/18/2012, (MYR), 144A	6,477,139
28,000,000	HSBC Bank USA, Zero Coupon, 5/17/2012, (MYR), 144A	8,578,146
4,500,000	HSBC Bank USA, 3.310%, 8/25/2010, 144A	5,432,400
700,000	ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(c)	601,997
18,000,000	JPMorgan Chase & Co., Zero Coupon, 5/17/2010, (BRL), 144A	8,177,531
22,683,264,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, (IDR), 144A	1,815,893
17,920,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, (IDR), 144A	1,433,211
68,827,366,920	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, (IDR), 144A	4,833,244
24,108,050	JPMorgan Chase & Co., Series EMTN, Zero Coupon, 6/08/2012, (MYR), 144A	6,717,995
24,124,936,500	JPMorgan Chase London, Zero Coupon, 10/21/2010, (IDR), 144A	2,036,926
100,000	Keybank NA, 6.950%, 2/01/2028	91,696
329,700,000	Kreditanstalt fuer Wiederaufbau, Series EMTN, 10.000%, 10/27/2008, (ISK)	4,329,040
30,000,000	Kreditanstalt Fuer Wiederaufbau, Series EMTN, 10.750%, 2/01/2010, (ISK)	392,422
13,950,000	PNC Bank NA, 6.875%, 4/01/2018	14,186,634
330,000,000	Rabobank Nederland, Series EMTN, 12.500%, 2/17/2009, (ISK)	4,334,722
1,176,000,000	Rabobank Nederland, Series EMTN, 14.000%, 1/28/2009, (ISK), 144A	15,603,406

		109,112,087

	Brokerage — 2.2%
370,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	315,849
975,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	915,272
2,150,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	2,122,912

See accompanying notes to financial statements.

5

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Brokerage — continued
$16,850,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	$17,412,638
7,500,000	Bear Stearns Cos., Inc. (The), Series MTN, 3.190%, 5/18/2010(c)	6,975,157
16,100,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	12,725,537
10,000,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,072,092
43,590,000	Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018	43,605,344

		89,144,801

	Building Materials — 0.7%
10,000,000	Masco Corp., 5.850%, 3/15/2017(b)	9,106,690
5,925,000	Owens Corning, Inc., 6.500%, 12/01/2016	4,911,860
18,618,000	Owens Corning, Inc., 7.000%, 12/01/2036	13,462,620
1,060,000	USG Corp., 6.300%, 11/15/2016	837,400

		28,318,570

	Chemicals — 2.0%
6,305,000	Lubrizol Corp., 6.500%, 10/01/2034	6,320,832
2,400,000	Methanex Corp., 6.000%, 8/15/2015	2,328,000
68,560,000	PPG Industries, Inc., 6.650%, 3/15/2018	72,651,249

		81,300,081

	Construction Machinery — 0.2%
6,935,000	Toro Co., 6.625%, 5/01/2037	7,329,387

	Consumer Cyclical Services — 0.2%
10,015,000	Western Union Co., 6.200%, 11/17/2036	9,166,980

	Distributors — 1.6%
61,345,000	Equitable Resources, Inc., 6.500%, 4/01/2018	61,657,676
3,865,000	ONEOK, Inc., 6.000%, 6/15/2035	3,425,870

		65,083,546

	Electric — 2.6%
11,360,000	Bruce Mansfield Unit, 6.850%, 6/01/2034	12,204,275
21,505,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	18,529,009
895,000	Commonwealth Edison Co., 4.700%, 4/15/2015	852,179
1,700,000	Commonwealth Edison Co., 5.875%, 2/01/2033	1,534,464
2,750,000	Constellation Energy Group, Inc., 4.550%, 6/15/2015	2,529,986
960,000	Dominion Resources, Inc., 5.950%, 6/15/2035	906,559
5,500,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	6,057,810

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,000,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	$1,151,456
1,905,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	1,885,586
2,830,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	2,586,029
10,206,405	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	10,985,562
1,500,000	MidAmerican Energy Holdings Co., 5.875%, 10/01/2012	1,585,077
1,000,000	MidAmerican Energy Holdings Co., 6.125%, 4/01/2036	966,536
7,185,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	7,200,627
27,500,000	Nisource Finance Corp., 6.400%, 3/15/2018	27,539,737
39,250	Quezon Power Philippines Co., 8.860%, 6/15/2017	39,643
500,000	SP Powerassets Ltd., 3.730%, 10/22/2010, (SGD)	376,642
6,570,000	Toledo Edison Co., 6.150%, 5/15/2037(b)	5,817,985
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(d)	1,054,230
1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(d)	1,375,651

		105,179,043

	Entertainment — 0.3%
3,565,000	Time Warner, Inc., 6.500%, 11/15/2036	3,270,645
1,805,000	Time Warner, Inc., 6.625%, 5/15/2029	1,692,473
755,000	Time Warner, Inc., 6.950%, 1/15/2028	733,360
505,000	Time Warner, Inc., 7.625%, 4/15/2031	528,184
330,000	Time Warner, Inc., 7.700%, 5/01/2032	347,426
3,590,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	3,457,012

		10,029,100

	Food & Beverage — 1.4%
6,845,000	Anheuser-Busch Cos, Inc., 5.950%, 1/15/2033(b)	6,861,935
8,760,000	Anheuser-Busch Cos, Inc., 6.450%, 9/01/2037(b)	9,454,142
2,500,000	Cargill, Inc., 5.375%, 3/02/2037, (GBP)	4,053,019
1,525,000	Cia Brasileira de Bebidas, 8.750%, 9/15/2013	1,784,250
6,080,000	Corn Products International, Inc., 6.625%, 4/15/2037	6,383,508
9,925,000	Kraft Foods, Inc., 6.500%, 8/11/2017	10,182,544
7,895,000	Kraft Foods, Inc., 6.500%, 11/01/2031	7,415,931
8,080,000	Kraft Foods, Inc., 7.000%, 8/11/2037	8,079,006

		54,214,335

See accompanying notes to financial statements.

6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Foreign Agency — 0.0%
220,000	Alberta Municipal Funding Corp., 5.700%, 9/01/2011, (CAD)	$230,888

	Foreign Local Governments — 0.0%
28,763	Province of Alberta, 5.930%, 9/16/2016, (CAD)	31,024
500,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	608,471

		639,495

	Government Guaranteed — 1.1%
45,000,000	Canada Housing Trust, 4.100%, 12/15/2008, (CAD)	44,300,307

	Government Sponsored — 0.3%
15,000,000	Queensland Treasury Corp., 7.125%, 9/18/2017, (NZD), 144A	11,609,112

	Healthcare — 3.3%
7,535,000	Covidien International Finance, 6.000%, 10/15/2017, 144A	7,766,347
7,590,000	Covidien International Finance, 6.550%, 10/15/2037, 144A	7,757,284
9,130,000	HCA, Inc., 5.750%, 3/15/2014	7,532,250
955,000	HCA, Inc., 6.250%, 2/15/2013	830,850
3,250,000	HCA, Inc., 6.300%, 10/01/2012	2,892,500
3,205,000	HCA, Inc., 6.375%, 1/15/2015	2,712,231
3,660,000	HCA, Inc., 6.500%, 2/15/2016	3,083,550
365,000	HCA, Inc., 6.750%, 7/15/2013	323,025
3,000,000	HCA, Inc., 7.050%, 12/01/2027	2,187,552
900,000	HCA, Inc., 7.190%, 11/15/2015	765,661
1,695,000	HCA, Inc., 7.500%, 12/15/2023	1,330,909
250,000	HCA, Inc., 7.500%, 11/06/2033	193,125
1,135,000	HCA, Inc., 7.580%, 9/15/2025	888,413
3,265,000	HCA, Inc., 7.690%, 6/15/2025	2,587,663
1,430,000	HCA, Inc., 7.750%, 7/15/2036	1,098,070
3,030,000	HCA, Inc., 8.360%, 4/15/2024	2,515,145
2,865,000	Hospira, Inc., 6.050%, 3/30/2017	2,839,579
57,190,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	58,599,104
530,000	Owens & Minor, Inc., 6.350%, 4/15/2016	535,622
27,070,000	WellPoint, Inc., 6.375%, 6/15/2037	24,267,470

		130,706,350

Principal Amount (‡)	Description	Value (†)

	Healthcare Insurance — 0.1%
$5,455,000	CIGNA Corp., 6.150%, 11/15/2036	$4,748,556

	Home Construction — 0.6%
850,000	Centex Corp., 5.250%, 6/15/2015	658,750
3,685,000	D.R. Horton, Inc., 5.250%, 2/15/2015	3,058,550
2,050,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)	2,034,625
2,605,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,927,700
1,870,000	Lennar Corp., Series B, 6.500%, 4/15/2016(b)	1,421,200
2,945,000	Pulte Homes, Inc., 5.200%, 2/15/2015	2,503,250
250,000	Pulte Homes, Inc., 5.250%, 1/15/2014	215,625
9,400,000	Pulte Homes, Inc., 6.000%, 2/15/2035	7,238,000
3,645,000	Pulte Homes, Inc., 6.375%, 5/15/2033	2,843,100
3,605,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	3,260,719

		25,161,519

	Independent Energy — 1.1%
4,020,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	4,157,275
13,905,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	14,160,198
10,875,000	Apache Corp., 6.000%, 1/15/2037	10,978,323
1,190,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	1,700,234
500,000	Devon Financing Corp. LLC, 7.875%, 9/30/2031	614,361
2,885,000	Talisman Energy, Inc., 5.850%, 2/01/2037	2,529,470
3,515,000	Talisman Energy, Inc., 6.250%, 2/01/2038	3,238,419
160,000	XTO Energy, Inc., 6.100%, 4/01/2036	158,305
6,230,000	XTO Energy, Inc., 6.750%, 8/01/2037	6,663,253

		44,199,838

	Integrated Energy — 0.0%
1,638,076	PF Export Receivables Master Trust, 6.436%, 6/01/2015, 144A	1,719,980

	Life Insurance — 0.4%
15,400,000	ASIF Global Financing XXVII, 2.380%, 2/26/2009, (SGD), 144A	11,186,769
4,260,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	4,191,197

		15,377,966

	Local Authorities — 0.7%
19,325,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	17,271,066

See accompanying notes to financial statements.

7

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Local Authorities — continued
$13,640,000	Virginia Tobacco Settlement Financing Corp., 6.706%, 6/01/2046	$12,374,071

		29,645,137

	Media Cable — 1.4%
16,501,000	Comcast Corp., 5.650%, 6/15/2035	14,012,303
2,195,000	Comcast Corp., 6.450%, 3/15/2037	2,068,434
4,610,000	Comcast Corp., 6.500%, 11/15/2035	4,360,064
32,715,000	Comcast Corp., 6.950%, 8/15/2037	32,780,594
3,750,000	Cox Communications, Inc., Class A, 6.750%, 3/15/2011	3,906,660
350,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	589,565

		57,717,620

	Media Non-Cable — 0.7%
2,500,000	Clear Channel Communications, Inc., 4.250%, 5/15/2009	2,425,000
1,000,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	795,000
7,700,000	News America, Inc., 6.150%, 3/01/2037	7,273,666
4,095,000	News America, Inc., 6.200%, 12/15/2034	3,900,004
9,760,000	News America, Inc., 6.400%, 12/15/2035	9,472,266
865,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	527,650
555,000	R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A	346,875
1,570,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	957,700
1,820,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	1,110,200
1,760,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	1,113,200

		27,921,561

	Metals & Mining — 1.3%
12,775,000	Newmont Mining Corp., 5.875%, 4/01/2035	10,487,036
1,500,000	Teck Cominco Ltd., 7.000%, 9/15/2012	1,683,167
1,985,000	United States Steel Corp., 6.050%, 6/01/2017	1,836,069
3,452,000	United States Steel Corp., 6.650%, 6/01/2037	2,917,986
31,890,000	United States Steel Corp., 7.000%, 2/01/2018	31,150,024
3,735,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,644,296

		51,718,578

	Mortgage Related — 0.1%
3,000,000	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	2,992,513

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$1,979,104	CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	$1,863,746
187,316	Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031	187,373
37,834	Federal National Mortgage Association, 6.000%, 7/01/2029	39,096

		5,082,728

	Non-Captive Consumer — 2.9%
81,395,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	79,545,217
400,000	Countrywide Financial Corp., Series A, MTN, 2.849%, 12/19/2008(c)	366,000
1,170,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	1,043,462
180,000	Residential Capital LLC, 8.125%, 11/21/2008(b)(c)	124,200
840,000	Residential Capital LLC, 8.375%, 6/30/2010(c)	422,100
9,150,000	Residential Capital LLC, 8.375%, 5/17/2013(c), (GBP)	7,808,608
20,645,000	Residential Capital LLC, 8.500%, 4/17/2013(c)	10,012,825
385,000	Residential Capital LLC, 8.875%, 6/30/2015(c)	186,725
4,770,000	Residential Capital LLC, Series EMTN, 9.875%, 7/01/2014(c), (GBP)	4,070,717
200,000	SLM Corp., 4.000%, 1/15/2010	168,090
5,150,000	SLM Corp., 6.500%, 6/15/2010, (NZD)	3,534,672
1,990,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,497,875
2,090,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	1,489,169
960,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	686,400
1,190,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	928,200
1,300,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	975,611
300,000	SLM Corp., Series EMTN, 4.750%, 3/17/2014, (EUR)	307,065
630,000	SLM Corp., Series MTN, 5.050%, 11/14/2014	458,184
690,000	SLM Corp., Series MTN, 5.625%, 8/01/2033	477,825

		114,102,945

	Non-Captive Diversified — 4.3%
900,000	CIT Group, Inc., 4.250%, 3/17/2015, (EUR)	836,429
450,000	CIT Group, Inc., 5.000%, 2/13/2014	354,129
780,000	CIT Group, Inc., 5.125%, 9/30/2014	600,600
500,000	CIT Group, Inc., 5.400%, 2/13/2012	399,205
7,550,000	CIT Group, Inc., 5.500%, 12/01/2014, (GBP)	9,243,744

See accompanying notes to financial statements.

8

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$2,370,000	CIT Group, Inc., 6.000%, 4/01/2036	$1,801,200
87,745,000	CIT Group, Inc., Series A, 7.625%, 11/30/2012	72,927,941
1,750,000	CIT Group, Inc., Series EMTN, 3.800%, 11/14/2012, (EUR)	1,677,056
950,000	CIT Group, Inc., Series EMTN, 5.500%, 12/20/2016, (GBP)	1,176,297
5,450,000	CIT Group, Inc., Series GMTN, 4.250%, 9/22/2011, (EUR)	5,517,612
2,050,000	CIT Group, Inc., Series GMTN, 5.000%, 5/13/2014, (EUR)	2,071,548
21,120,000	General Electric Capital Corp., 6.500%, 9/28/2015, (NZD)	15,348,925
4,200,000	General Electric Capital Corp., 6.625%, 2/04/2010, (NZD)	3,212,007
13,400,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	9,900,589
12,325,000	General Electric Capital Corp., Series EMTN, 6.750%, 9/26/2016, (NZD)	9,149,847
4,000,000	General Electric Capital Corp., Series GMTN, 2.960%, 5/18/2012, (SGD)	2,913,445
1,345,000	GMAC LLC, 6.000%, 12/15/2011	1,005,378
1,310,000	GMAC LLC, 6.625%, 5/15/2012	990,991
1,670,000	GMAC LLC, 6.750%, 12/01/2014	1,181,861
1,500,000	GMAC LLC, 6.875%, 9/15/2011	1,148,046
400,000	GMAC LLC, 6.875%, 8/28/2012	303,972
1,210,000	GMAC LLC, 7.000%, 2/01/2012	920,180
2,335,000	GMAC LLC, 8.000%, 11/01/2031	1,673,476
2,750,000	GMAC LLC, Series EMTN, 5.375%, 6/06/2011, (EUR)	3,004,129
7,500,000	International Lease Finance Corp., 6.375%, 3/25/2013	7,494,217
4,925,000	iStar Financial, Inc., 5.150%, 3/01/2012	3,644,500
1,000,000	iStar Financial, Inc., 5.375%, 4/15/2010	790,000
310,000	iStar Financial, Inc., 5.500%, 6/15/2012	229,400
3,670,000	iStar Financial, Inc., 5.650%, 9/15/2011	2,789,200
765,000	iStar Financial, Inc., 5.800%, 3/15/2011	596,700
295,000	iStar Financial, Inc., 5.850%, 3/15/2017	203,550
1,515,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,060,500
740,000	iStar Financial, Inc., 6.050%, 4/15/2015	525,400
335,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	257,950
5,265,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	3,843,450

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$234,000	iStar Financial, Inc., Series REGS, 5.700%, 3/01/2014	$168,480
575,000	Prologis, 5.625%, 11/15/2015	524,841
470,000	Prologis, 5.750%, 4/01/2016	431,515
745,000	Simon Property Group LP, 5.750%, 12/01/2015	708,694

		170,627,004

	Oil Field Services — 0.1%
600,000	Transocean Sedco Forex, Inc., 7.375%, 4/15/2018	679,274
3,840,000	Weatherford International Ltd., 6.500%, 8/01/2036	3,658,644

		4,337,918

	Paper — 0.2%
1,395,000	Bowater, Inc., 6.500%, 6/15/2013	920,700
575,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	468,625
2,460,000	Georgia-Pacific Corp., 7.375%, 12/01/2025 (b)	2,041,800
285,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	239,400
1,340,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	1,179,200
2,280,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,029,200
750,000	International Paper Co., 4.000%, 4/01/2010	737,180
300,000	International Paper Co., 5.250%, 4/01/2016	266,077

		7,882,182

	Pharmaceuticals — 1.3%
20,830,000	Astrazeneca PLC, 6.450%, 9/15/2037	22,350,257
28,670,000	Johnson & Johnson, 5.950%, 8/15/2037	30,406,427
500,000	Schering-Plough Corp., 5.550%, 12/01/2013	516,410

		53,273,094

	Pipelines — 2.3%
1,174,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	1,162,138
125,000	Colorado Interstate Gas Co., 6.800%, 11/15/2015	128,876
2,010,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,889,776
2,470,000	El Paso Corp., 6.950%, 6/01/2028	2,309,445
540,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	525,402
1,605,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,488,336
9,455,000	Enterprise Products Operating LP, 6.300%, 9/15/2017	9,501,329

See accompanying notes to financial statements.

9

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$4,390,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	$3,713,220
310,000	Kinder Morgan Finance, 5.700%, 1/05/2016	293,725
320,000	Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	294,400
31,430,000	NGPL Pipeco LLC, 7.119%, 12/15/2017, 144A	32,512,449
4,665,000	ONEOK Partners LP, 6.650%, 10/01/2036	4,501,856
2,130,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,165,170
4,595,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,352,945
4,215,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,120,293
2,415,000	Tennessee Gas Pipeline Co., 7.000%, 10/15/2028	2,406,318
20,000,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	20,934,600

		92,300,278

	Property & Casualty Insurance – 1.2%
3,460,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	3,342,696
12,652,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	12,387,282
10,125,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	8,489,175
15,875,000	Travelers Cos., Inc., 6.250%, 6/15/2037	14,714,585
2,830,000	Travelers Property Casualty Corp., 6.375%, 3/15/2033	2,742,406
4,830,000	Willis North America, Inc., 6.200%, 3/28/2017	4,820,079

		46,496,223

	Railroads – 1.1%
5,000,000	Canadian Pacific Railway Ltd., 4.900%, 6/15/2010, (CAD), 144A	4,919,528
10,840,000	Canadian Pacific Railway Ltd., 5.950%, 5/15/2037	8,989,807
10,105,000	CSX Corp., 6.000%, 10/01/2036(b)	8,699,233
18,555,000	CSX Corp., 6.250%, 3/15/2018	18,311,466
195,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2020	165,750
243,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030	206,550
1,738,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045	1,129,700
1,700,000	Union Pacific Corp., 5.375%, 6/01/2033	1,490,419

		43,912,453

	Real Estate Investment Trusts – 1.4%
3,980,000	Camden Property Trust, 5.700%, 5/15/2017	3,446,155
4,000,000	Colonial Realty LP, 4.800%, 4/01/2011	3,786,468

Principal Amount (‡)	Description	Value (†)

	Real Estate Investment Trusts – continued
$625,000	Colonial Realty LP, 5.500%, 10/01/2015	$510,113
525,000	Colonial Realty LP, 6.050%, 9/01/2016	430,293
1,230,000	Duke Realty LP, 5.950%, 2/15/2017	1,066,658
20,000,000	Duke Realty LP, 6.500%, 1/15/2018	17,809,520
5,000,000	Equity One, Inc., 6.000%, 9/15/2017	4,415,955
1,010,000	ERP Operating LP, 5.125%, 3/15/2016	874,982
2,420,000	ERP Operating LP, 5.750%, 6/15/2017	2,203,756
10,500,000	First Industrial LP, 5.950%, 5/15/2017	9,084,831
3,500,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	2,989,690
2,195,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	2,042,873
7,075,000	Realty Income Corp., 6.750%, 8/15/2019	6,709,201

		55,370,495

	Restaurants – 0.0%
1,000,000	McDonald’s Corp., 3.628%, 10/10/2010, (SGD)	753,691

	Retailers – 2.6%
15,295,000	Home Depot, Inc., 5.875%, 12/16/2036	12,486,348
8,170,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	7,543,296
13,140,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	11,166,727
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023 (b)	12,460
7,575,000	Lowes Cos., Inc., 6.650%, 9/15/2037	7,594,134
15,790,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	12,503,138
6,715,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	5,508,818
6,730,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	5,695,303
2,040,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	1,841,100
39,950,000	Target Corp., 7.000%, 1/15/2038	41,062,927

		105,414,251

	Sovereigns – 5.0%
4,250,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,342,995
26,235,000	Canadian Government, 4.250%, 9/01/2008, (CAD)	25,743,501
5,600,000	Canadian Government, 4.250%, 12/01/2008, (CAD)	5,517,237
38,265,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	38,114,020

See accompanying notes to financial statements.

10

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Sovereigns – continued
9,600,000	Canadian Government, 5.500%, 6/01/2010, (CAD)	$9,921,730
3,430,000	Canadian Government, 5.750%, 6/01/2033, (CAD)	4,297,116
5,000,000	Canadian Government, Series WH31, 6.000%, 6/01/2008, (CAD)	4,902,333
4,200,900(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	41,094,238
770,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	7,698,734
29,165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	26,754,849
15,145,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	13,418,168
325,000	Republic of Brazil, 8.875%, 4/15/2024(b)	403,000
22,205,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	11,781,418
250,000	Republic of Brazil, 11.000%, 8/17/2040	334,750
6,285,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	3,886,263

		198,210,352

	Supermarkets — 0.5%
1,000,000	Albertson’s, Inc., 6.625%, 6/01/2028	850,731
1,900,000	Albertson’s, Inc., 7.450%, 8/01/2029	1,749,532
3,340,000	Kroger Co., 6.400%, 8/15/2017(b)	3,524,949
11,100,000	Safeway, Inc., 6.350%, 8/15/2017	11,732,622

		17,857,834

	Supranational — 1.3%
80,900,000	Eurofima, Series EMTN, 10.000%, 11/03/2008, (ISK)	1,059,566
90,000,000	Eurofima, Series EMTN, 11.000%, 2/05/2010, (ISK)	1,198,713
15,500,000	European Investment Bank, 4.600%, 1/30/2037, (CAD), 144A	14,614,351
22,000,000	Inter-American Development Bank, Series EMTN, Zero Coupon, 5/11/2009, (BRL)	10,581,866
13,265,000	Inter-American Development Bank, Series EMTN, 6.000%, 12/15/2017, (NZD)	9,383,754
1,023,800,000	Nordic Investment Bank, 13.000%, 9/12/2008, (ISK)	13,435,305
26,200,000	Nordic Investment Bank, Series EMTN, 11.250%, 4/16/2009, (ISK)	344,462

		50,618,017

	Technology — 3.9%
8,895,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	8,925,794
2,035,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	2,167,409
2,000,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,062,406
9,000,000	Avnet, Inc., 5.875%, 3/15/2014	9,308,871

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$6,230,000	Avnet, Inc., 6.000%, 9/01/2015	$6,244,902
1,540,000	Avnet, Inc., 6.625%, 9/15/2016	1,589,627
260,000	Corning, Inc., 6.850%, 3/01/2029	264,921
6,650,000	Corning, Inc., 7.250%, 8/15/2036	7,173,342
56,440,000	Dun & Bradstreet Corp., 6.000%, 4/01/2013	56,607,965
2,495,000	Equifax, Inc., 7.000%, 7/01/2037	2,228,207
1,660,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	1,120,500
2,965,000	Intuit, Inc., 5.750%, 3/15/2017	2,872,305
38,725,000	Koninklijke (Royal) Philips Electronics N.V., 6.875%, 3/11/2038	41,306,834
4,700,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	3,360,500
4,680,000	Motorola, Inc., 5.220%, 10/01/2097	2,523,362
1,000,000	Motorola, Inc., 6.500%, 9/01/2025	821,165
2,235,000	Motorola, Inc., 6.500%, 11/15/2028	1,743,754
3,125,000	Motorola, Inc., 6.625%, 11/15/2037	2,416,991
1,625,000	Motorola, Inc., 8.000%, 11/01/2011	1,651,553
2,920,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	3,177,223

		157,567,631

	Textile — 0.4%
25,000	Kellwood Co., 7.625%, 10/15/2017(d)	16,250
15,228,000	VF Corp., 6.450%, 11/01/2037	14,588,652

		14,604,902

	Tobacco — 0.3%
8,305,000	Reynolds American, Inc., 6.750%, 6/15/2017	8,400,200
2,035,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,014,459

		10,414,659

	Transportation Services — 0.8%
7,155,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	6,392,885
2,110,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,744,974
30,565,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	25,126,570

		33,264,429

	Treasuries — 8.8%
329,500,000	U.S. Treasury Bonds, 4.250%, 11/15/2017(b)	351,561,013

See accompanying notes to financial statements.

11

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wireless — 0.9%
$1,000,000	America Movil SAB de CV, 4.125%, 3/01/2009	$1,002,001
785,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	604,450
35,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	27,650
14,095,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	10,430,300
1,400,000	Philippine Long Distance Telephone Co., Series EMTN, 8.350%, 3/06/2017	1,557,500
2,412,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,796,940
1,640,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,291,500
93,000	Sprint Nextel Corp., 6.000%, 12/01/2016	72,308
5,345,000	Vodafone Group Plc, 5.000%, 9/15/2015	5,079,813
12,805,000	Vodafone Group Plc, 6.150%, 2/27/2037	11,935,489

		33,797,951

	Wirelines — 2.4%
12,735,000	AT&T Corp., 6.500%, 3/15/2029	12,334,408
1,205,000	AT&T, Inc., 6.150%, 9/15/2034	1,157,440
14,830,000	AT&T, Inc., 6.500%, 9/01/2037	14,669,717
1,590,000	Bell Canada, 5.000%, 2/15/2017, (CAD)	1,211,758
415,000	Bell Canada, 7.300%, 2/23/2032, (CAD)	330,718
3,215,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	2,291,954
8,125,000	BellSouth Corp., 6.000%, 11/15/2034(b)	7,629,757
350,000	GTE Corp., 6.940%, 4/15/2028	353,278
1,625,000	Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030	1,859,470
65,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	49,400
560,000	Level 3 Financing, Inc., 9.250%, 11/01/2014(b)	457,800
620,000	New England Telephone & Telegraph, 7.875%, 11/15/2029	679,691
1,735,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,405,350
2,955,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028(b)	2,319,675
3,215,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	2,716,675
1,140,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	957,600
700,000	Qwest Corp., 6.875%, 9/15/2033	560,000
630,000	Qwest Corp., 7.200%, 11/10/2026	530,775

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$460,000	Qwest Corp., 7.250%, 9/15/2025	$400,200
1,725,000	Qwest Corp., 7.500%, 6/15/2023	1,505,063
2,905,000	Telecom Italia Capital, 6.000%, 9/30/2034	2,455,265
2,850,000	Telecom Italia Capital, 6.375%, 11/15/2033	2,491,974
10,520,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	10,999,165
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,154,919
14,445,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	13,033,923
7,175,000	Verizon Communications, 5.850%, 9/15/2035	6,536,088
4,484,000	Verizon Maryland, Inc., 5.125%, 6/15/2033	3,591,572
1,330,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	1,390,269

		95,073,904

	Total Non-Convertible Bonds (Identified Cost $2,802,735,199)	2,800,520,155

Convertible Bonds — 0.7%
	Independent Energy — 0.1%
500,000	Devon Energy Corp., 4.900%, 8/15/2008	797,500
1,750,000	Devon Energy Corp., 4.950%, 8/15/2008	2,791,250

		3,588,750

	Media Non-Cable — 0.0%
540,568	Liberty Media LLC, 3.500%, 1/15/2031	377,722

	Non-Captive Consumer — 0.1%
810,000	Countrywide Financial Corp., Series A, 0.758%, 4/15/2037(c)	716,850
2,260,000	Countrywide Financial Corp., Series B, 0.815%, 5/15/2037(c)	1,932,300

		2,649,150

	Non-Captive Diversified — 0.2%
9,920,000	iStar Financial, Inc., 5.229%, 10/01/2012(c)	6,978,720

	Pharmaceuticals — 0.1%
3,997,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	4,766,423
360,000	Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023	346,500

		5,112,923

	Technology — 0.0%
710,000	Avnet, Inc., 2.000%, 3/15/2034	798,750

	Wireless — 0.1%
2,995,000	NII Holdings, Inc., 3.125%, 6/15/2012	2,377,281

See accompanying notes to financial statements.

12

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.1%
$2,735,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	$1,873,475
230,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	180,550
275,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	244,062
3,760,000	Level 3 Communications, Inc., 6.000%, 3/15/2010	3,036,200

		5,334,287

	Total Convertible Bonds (Identified Cost $29,337,385)	27,217,583

Municipals — 0.9%
	Alabama — 0.0%
1,025,000	Alabama Public School & College Authority ( Capital Improvement), 4.500%, 12/01/2026	968,153

	California — 0.4%
1,075,000	San Diego Unified School District (Election 1998), 4.500%, 7/01/2029, Series F-1, (FSA insured)	1,000,008
1,785,000	San Jose Redevelopment Agency Tax Allocation (Merged Area), 3.750%, 8/01/2028, Series C, (MBIA insured)	1,431,704
1,620,000	State of California, 4.500%, 8/01/2027, (AMBAC insured)	1,511,314
1,315,000	State of California, 4.500%, 8/01/2030, (AMBAC insured)	1,190,049
1,135,000	State of California, 4.500%, 8/01/2030	1,020,932
4,515,000	State of California, 4.500%, 10/01/2029	4,074,336
840,000	State of California (Various Purpose), 3.250%, 12/01/2027, (MBIA insured)	630,059
3,965,000	State of California (Various Purpose), 4.500%, 12/01/2033, (AMBAC insured)	3,542,133
280,000	University of California Regents Medical Center, 4.750%, 5/15/2031, Series A, (MBIA Insured)	267,501

		14,668,036

	Illinois — 0.1%
1,770,000	Chicago Board of Education, 4.750%, 12/01/2031, Series B, (FSA insured)	1,694,687
540,000	Chicago O’Hare International Airport, 4.500%, 1/01/2038, Series A, (FSA insured)	491,405

		2,186,092

	District Of Columbia — 0.0%
1,025,000	District of Columbia, 4.750%, 6/01/2036, Series A, (FGIC insured)	941,954

	Florida — 0.0%
1,025,000	Florida State Turnpike Authority (Department of Transportation), 3.500%, 7/01/2027, Series A, (MBIA insured)	803,774

	Louisiana — 0.0%
1,025,000	State of Louisiana, 3.250%, 5/01/2026, Series C, (FSA insured)	763,697

Principal Amount (‡)	Description	Value (†)

	Massachusetts — 0.0%
$1,025,000	Massachusetts School Building Authority, 4.750%, 8/15/2032, Series A, (AMBAC insured)	$982,114

	Michigan — 0.1%
620,000	Grosse Pointe Public School System, 3.000%, 5/01/2027, (FGIC insured)	438,030
2,730,000	Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034	2,651,567

		3,089,597

	Nebraska — 0.1%
2,560,000	Omaha Public Power District, 4.500%, 2/01/2034, Series AA, (FGIC insured)	2,299,392

	Ohio — 0.1%
6,570,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	5,780,812

	Texas — 0.1%
2,920,000	Harris County, TX, 4.500%, 10/01/2031, Series B	2,620,817

	Wisconsin — 0.0%
700,000	Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2026, (FSA insured)	565,369
755,000	Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2029, (FSA insured)	584,106
260,000	Wisconsin Housing & Economic Development Authority, 4.900%, 11/01/2035, Series E	242,510

		1,391,985

	Total Municipals (Identified Cost $37,175,368)	36,496,423

	Total Bonds and Notes (Identified Cost $2,869,247,952)	2,864,234,161

Shares
Short-Term Investments – 33.5%
368,245,624	State Street Navigator Securities Lending Prime Portfolio(e)	368,245,624

See accompanying notes to financial statements.

13

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — continued
$970,000,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $970,033,681 on 4/01/08 collateralized by $110,000 Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035 valued at $117,838; $135,125,000 Federal Home Loan Mortgage Corp., 5.500% due 3/09/2017 valued at $138,103,155; $100,000,000 Federal Home Loan Mortgage Corp., 5.750% due 1/23/2017 valued at $103,750,000; $3,600,000 Federal Home Loan Mortgage Corp., 5.510% due 1/23/2023 valued at $3,618,864; $145,000 Federal Home Loan Mortgage Corp., 5.000% due 1/02/2015 valued at $155,875; $50,000,000 Federal Farm Credit Bank, 4.875% due 12/16/2015 valued at $53,625,000; $2,235,000 Federal Farm Credit Bank, 5.150% due 11/15/2019 valued at $2,426,361; $825,000 Federal Farm Credit Bank, 5.210% due 12/19/2022 valued at $891,759; $100,000,000 Federal Home Loan Bank, 5.125% due 8/14/2013 valued at $108,937,185; $50,000,000 Federal Home Loan Mortgage Corp., 5.750% due 6/27/2016 valued at $53,500,000; $505,000 Federal National Mortgage Association, 5.570% due 6/30/2028 valued at $509,419; $3,640,000 Federal National Mortgage Association, 5.400% due 12/14/2022 valued at $3,799,250; $39,565,000 Federal National Mortgage Association, 4.750% due 1/02/2013 valued at $40,566,786; $57,320,000 Federal Home Loan Mortgage Corp., 3.500% due 2/12/2010 valued at $57,749,900; $4,595,000 Federal Home Loan Bank, 5.250% due 6/12/2009 valued at $4,841,981; $60,000,000 Federal Home Loan Bank, 5.250% due 9/11/2009 valued at $62,850,000; $80,000,000 Federal Home Loan Bank, 4.500% due 10/09/2009 valued at $84,900,000; $50,000,000 Federal Home Loan Bank, 4.500% due 11/13/2009 valued at $51,500,000; $34,425,000 Federal Home Loan Bank, 3.600% due 1/29/2010 valued at $34,683,188; $100,000,000 Federal Home Loan Bank, 3.500% due 2/5/2010 valued at $100,875,000; $80,000,000 Federal National Mortgage Association, 5.200% due 11/20/2009 valued at $82,000,000 including accrued interest (Note 2g of Notes to Financial Statements)	$970,000,000

	Total Short-Term Investments (Identified Cost $1,338,245,624)	1,338,245,624

	Total Investments — 105.2% (Identified Cost $4,207,493,576)(a)	4,202,479,785
	Other assets less liabilities — (5.2)%	(208,258,101)

	Net Assets — 100.0%	$3,994,221,684

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $4,208,496,114 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$107,816,873
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(113,833,202)

	Net unrealized depreciation	$(6,016,329)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. The coupon rate shown represents the rate at period end.
(d)	Illiquid Security. At March 31, 2008, the value of these securities amounted to $2,446,131 or 0.06% of net assets.
(e)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $288,707,381 or 7.2% of net assets.

AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guarantee Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Iceland Krona
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thailand Baht

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Treasuries	8.8%
Sovereigns	5.0
Non-Captive Diversified	4.5
Technology	3.9
Healthcare	3.3
Non-Captive Consumer	3.0
Banking	2.7
Retailers	2.6
Electric	2.6
Wirelines	2.5
Pipelines	2.3
Airlines	2.2
Brokerage	2.2
Chemicals	2.0
Other, less than 2% each	24.1

Currency Exposure at March 31, 2008 as a Percentage of Net Assets (unaudited)

United States Dollar	58.3%
Canadian Dollar	4.4
Other, less than 2% each	9.0

See accompanying notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

Investment Grade Bond Fund

ASSETS
Investments at cost	$4,207,493,576
Net unrealized depreciation	(5,013,791)

Investments at value(a)	4,202,479,785
Cash	191,660,775
Foreign currency at value (identified cost $546,752)	539,648
Receivable for Fund shares sold	42,630,465
Interest receivable	43,688,431
Securities lending income receivable	435,572

TOTAL ASSETS	4,481,434,676

LIABILITIES
Collateral on securities loaned, at value (Note 2)	368,245,624
Payable for securities purchased	105,019,451
Payable for Fund shares redeemed	12,015,915
Foreign taxes payable	30,238
Management fees payable (Note 4)	1,311,617
Administrative fees payable (Note 4)	306,690
Deferred Trustees’ fees (Note 4)	105,596
Service and distribution fees payable (Note 4)	143,115
Other accounts payable and accrued expenses	34,746

TOTAL LIABILITIES	487,212,992

NET ASSETS	$3,994,221,684

NET ASSETS CONSIST OF :
Paid-in capital	$3,929,150,039
Undistributed net investment income	13,952,162
Accumulated net realized gain on investments and foreign currency transactions	56,420,328
Net unrealized depreciation on investments and foreign currency transactions	(5,300,845)

NET ASSETS	$3,994,221,684

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,699,104,053

Shares of beneficial interest	144,761,432

Net asset value and redemption price per share	$11.74

Offering price per share (100/95.5 of net asset value) (Note 1)	$12.29

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,957,902

Shares of beneficial interest	1,536,522

Net asset value and offering price per share	$11.69

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,182,457,279

Shares of beneficial interest	101,356,962

Net asset value and offering price per share (Note 1)	$11.67

Class Y shares:
Net assets	$921,851,691

Shares of beneficial interest	78,501,065

Net asset value, offering and redemption price per share	$11.74

Class J shares:
Net assets	$172,850,759

Shares of beneficial interest	14,744,230

Net asset value and offering price per share	$11.72

Offering price per share (100/96.50 of net asset value) (Note 1)	$12.15

(a) Including securities on loan with market value of:	$363,242,041

See accompanying notes to financial statements.

15

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

Investment Grade Bond Fund

INVESTMENT INCOME
Interest	$84,429,945
Securities lending income (Note 2)	2,661,314

87,091,259

Expenses
Management fees (Note 4)	6,111,109
Service fees - Class A (Note 4)	1,601,272
Service and distribution fees - Class B (Note 4)	87,891
Service and distribution fees - Class C (Note 4)	4,476,231
Service and distribution fees - Class J (Note 4)	665,802
Trustees’ fees and expenses (Note 4)	26,570
Administrative fees (Note 4)	797,932
Custodian fees and expenses	78,885
Transfer agent fees and expenses - Class A	316,089
Transfer agent fees and expenses - Class B	6,797
Transfer agent fees and expenses - Class C	219,328
Transfer agent fees and expenses - Class Y	144,117
Transfer agent fees and expenses - Class J	4,169
Audit and tax services fees	24,319
Legal fees - Class A	7,661
Legal fees - Class B	205
Legal fees - Class C	5,482
Legal fees - Class Y	3,989
Legal fees - Class J	9,156
Shareholder reporting expenses - Class A	34,265
Shareholder reporting expenses - Class B	1,923
Shareholder reporting expenses - Class C	29,710
Shareholder reporting expenses - Class Y	10,951
Shareholder reporting expenses - Class J	39,688
Registration fees - Class A	73,303
Registration fees - Class B	7,348
Registration fees - Class C	37,092
Registration fees - Class Y	36,948
Registration fees - J	1,179
Expense recapture - Class B (Note 4)	830
Miscellaneous expenses	26,099

Total expenses	14,886,340
Less fee reduction and/or expense reimbursement (Note 4)	(38,711)

Net expenses	14,847,629

Net investment income	72,243,630

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	60,050,701
Foreign currency transactions	133,416
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of $30,238)	(65,627,903)
Foreign currency translations	(447,170)

Net realized and unrealized loss on investments and foreign currency transactions	(5,890,956)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,352,674

See accompanying notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Investment Grade Bond Fund
	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007

FROM OPERATIONS:
Net investment income	$72,243,630	$54,015,656
Net realized gain on investments and foreign currency transactions	60,184,117	15,696,855
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(66,075,073)	35,540,172

Net increase in net assets resulting from operations	66,352,674	105,252,683

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(34,393,751)	(20,224,906)
Class B	(417,664)	(482,009)
Class C	(21,248,867)	(12,175,921)
Class Y	(19,054,507)	(11,008,683)
Class J	(4,604,914)	(9,643,008)

Total distributions	(79,719,703)	(53,534,527)

INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)	1,920,511,140	1,503,474,421

Net increase in net assets	1,907,144,111	1,555,192,577

NET ASSETS
Beginning of period	2,087,077,573	531,884,996

End of period	$3,994,221,684	$2,087,077,573

UNDISTRIBUTED NET INVESTMENT INCOME	$13,952,162	$21,428,235

See accompanying notes to financial statements.

17

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18

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(d)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Class A
3/31/2008(i)	$11.73	$0.29	$0.05	$0.34	$(0.33)	$—	$(0.33)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
9/30/2006	11.71	0.51	0.10	0.61	(0.75)	(0.22)	(0.97)
9/30/2005	11.84	0.49	0.29	0.78	(0.74)	(0.17)	(0.91)
9/30/2004	11.54	0.52	0.45	0.97	(0.60)	(0.07)	(0.67)
9/30/2003	10.23	0.58	1.46	2.04	(0.59)	(0.14)	(0.73)
Class B
3/31/2008(i)	11.68	0.24	0.05	0.29	(0.28)	—	(0.28)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
9/30/2006	11.67	0.42	0.10	0.52	(0.66)	(0.22)	(0.88)
9/30/2005	11.82	0.41	0.27	0.68	(0.66)	(0.17)	(0.83)
9/30/2004	11.53	0.43	0.45	0.88	(0.52)	(0.07)	(0.59)
9/30/2003(f)	11.21	0.02	0.30	0.32	—	—	—
Class C
3/31/2008(i)	11.66	0.25	0.05	0.30	(0.29)	—	(0.29)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
9/30/2006	11.66	0.42	0.11	0.53	(0.67)	(0.22)	(0.89)
9/30/2005	11.81	0.40	0.28	0.68	(0.66)	(0.17)	(0.83)
9/30/2004	11.53	0.43	0.45	0.88	(0.53)	(0.07)	(0.60)
9/30/2003(f)	11.21	0.02	0.30	0.32	—	—	—
Class Y
3/31/2008(i)	11.73	0.31	0.05	0.36	(0.35)	—	(0.35)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
9/30/2006	11.71	0.55	0.11	0.66	(0.79)	(0.22)	(1.01)
9/30/2005	11.85	0.54	0.28	0.82	(0.79)	(0.17)	(0.96)
9/30/2004	11.54	0.57	0.45	1.02	(0.64)	(0.07)	(0.71)
9/30/2003	10.23	0.61	1.46	2.07	(0.62)	(0.14)	(0.76)
Class J
3/31/2008(i)	11.71	0.26	0.06	0.32	(0.31)	—	(0.31)
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)
9/30/2006	11.69	0.46	0.11	0.57	(0.70)	(0.22)	(0.92)
9/30/2005	11.83	0.46	0.27	0.73	(0.70)	(0.17)	(0.87)
9/30/2004	11.53	0.48	0.44	0.92	(0.55)	(0.07)	(0.62)
9/30/2003	10.22	0.52	1.47	1.99	(0.54)	(0.14)	(0.68)

(a)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(b)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Computed on an annualized basis for periods less than one year, if applicable.
(d)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

19

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(c)		Gross expenses (%) (c)		Net investment income (%) (c)	Portfolio turnover rate (%)

$11.74	3.0	$1,699,104	0.78		0.78		4.92	26
11.73	9.1	834,736	0.83		0.83		5.05	35
11.35	5.6	152,054	0.92	(g)	0.92	(g)	4.59	35
11.71	6.8	39,168	0.95		1.14		4.21	28
11.84	8.8	9,506	0.93		1.67		4.52	29
11.54	20.6	1,128	0.80		4.67		5.21	34

11.69	2.5	17,958	1.65	(h)	1.66	(h)	4.06	26
11.68	8.2	17,082	1.70		1.71		4.16	35
11.31	4.8	5,525	1.70		1.89		3.75	35
11.67	5.9	3,443	1.70		2.18		3.47	28
11.82	7.9	1,797	1.70		2.42		3.77	29
11.53	2.9	160	1.70		7.81		5.83	34

11.67	2.6	1,182,457	1.53		1.53		4.17	26
11.66	8.3	605,934	1.57		1.57		4.30	35
11.30	4.9	82,863	1.70	(g)	1.70	(g)	3.79	35
11.66	5.9	27,992	1.70		1.97		3.45	28
11.81	7.9	9,191	1.70		2.42		3.74	29
11.53	2.9	3	1.70		7.81		4.35	34

11.74	3.1	921,852	0.52		0.52		5.18	26
11.73	9.3	448,873	0.55	(h)	0.55	(h)	5.33	35
11.36	6.1	76,548	0.55		0.63		4.94	35
11.71	7.1	26,012	0.55		0.82		4.61	28
11.85	9.2	12,543	0.55		1.08		4.92	29
11.54	20.9	10,230	0.55		1.34		5.58	34

11.72	2.7	172,851	1.27		1.27		4.45	26
11.71	8.5	180,453	1.28		1.28		4.57	35
11.34	5.3	214,894	1.30	(g)	1.30	(g)	4.09	35
11.69	6.4	314,418	1.30		1.35		3.89	28
11.83	8.3	342,871	1.30		1.33		4.15	29
11.53	20.0	335,666	1.30		1.36		4.79	34

(e)	A sales charge for Class A, Class C (prior to February 1, 2004) and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(f)	From commencement of Class operations on September 12, 2003 through September 30, 2003.
(g)	Includes expense recapture of 0.06%, 0.09% and 0.03% for Class A, Class C and Class J, respectively.
(h)	Includes expense recapture of less than 0.01% .
(i)	For the six months ended March 31, 2008 (Unaudited).

20

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund” or the “Investment Grade Bond Fund”); the financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class C, Class Y and Class J shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. The minimum initial investment for Class Y shares is $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

21

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates caused by fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees’ fees, capital loss carryforwards, post-October loss deferrals and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

2007 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$53,534,527	$—	$53,534,527

22

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

As of September 30, 2007, the capital loss carryforwards and post-October losses were as follows:

Capital Loss Carryforward
Expires September 30, 2014	$215,200
Expires September 30, 2015	1,753,185

Total capital loss carryforward	1,968,385

Deferred net capital losses (post-October 2006)	497,678

g.  Repurchase Agreements.  The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at March 31, 2008 were $363,242,041 and $368,245,624, respectively.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j.  New Accounting Pronouncements.  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Fund’s financial statements and believes that such impact will be limited to expanded disclosure in the Fund’s financial statements regarding inputs used in determining the value of the Fund’s investments and will not have a material impact on the Fund’s net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

3.  Purchases and Sales of Securities.  For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and U.S. government/agency securities and including paydowns) were $1,135,671,989 and $82,776,748, respectively. Purchases and sales of U.S. government/agency securities (excluding short-term investments and including paydowns) were $466,481,188 and $533,831,986, respectively.

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to reduce its management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2009 and will be reevaluated on an annual basis. For the six months ended March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Class J
0.95%	1.70%	1.70%	0.55%	1.30%

23

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, the management fees for the Fund were $6,111,109 (0.40% of average daily net assets).

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of the management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreement at March 31, 2008 were as follows:

Class	Expenses Subject to Possible Reimbursement until September 30, 2008
A	$—
B	830
C	—
Y	—
J	—

Total	$830

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Expense.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (effective February 16, 2008) (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series (effective September 17, 2007) and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Fund to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the six months ended March 31, 2008, the Fund paid the following for administrative fees to Natixis Advisors:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$797,932	$38,711	$759,221

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), a wholly-owned subsidiary of Natixis US.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and Service and Distribution Plans relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

24

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the six months ended March 31, 2008 the Fund paid the following service and distribution fees:

Service Fees				Distribution Fees
Class A	Class B	Class C	Class J	Class B	Class C	Class J

$1,601,272	$21,973	$1,119,058	$166,451	$65,918	$3,357,173	$499,351

d.  Sub-Transfer Agent Fee.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares sold) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Fund which are reflected in the transfer agent fees and expenses in the Statement of Operations.

Class A	Class B	Class C	Class Y	Class J
$224,894	$3,407	$152,706	$128,616	$—

e.  Commissions.  The Fund has been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in Class A, B and C shares of the Fund were $3,844,832 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $34,370 for the six months ended March 31, 2008.

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is

25

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For six months ended March 31, 2008, the Fund had no borrowings under this agreement.

Prior to March 12, 2008, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Shareholders.  At March 31, 2008, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 262,302 shares of beneficial interest of Class Y shares.

7.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	83,071,579	$981,980,472	62,683,448	$718,750,421
Issued in connection with the reinvestment of distributions	2,059,439	24,354,218	1,215,478	13,890,899
Redeemed	(11,539,739)	(136,092,090)	(6,122,274)	(70,007,079)

Net change	73,591,279	$870,242,600	57,776,652	$662,634,241

Class B
Issued from the sale of shares	136,573	$1,604,173	1,066,683	$12,151,938
Issued in connection with the reinvestment of distributions	16,605	195,627	21,567	245,601
Redeemed	(79,231)	(931,891)	(114,073)	(1,298,212)

Net change	73,947	$867,909	974,177	$11,099,327

Class C
Issued from the sale of shares	52,000,342	$611,421,350	46,067,893	$525,272,541
Issued in connection with the reinvestment of distributions	763,282	8,978,281	406,871	4,631,767
Redeemed	(3,366,637)	(39,478,758)	(1,848,031)	(21,049,506)

Net change	49,396,987	$580,920,873	44,626,733	$508,854,802

Class Y
Issued from the sale of shares	44,944,441	$531,696,233	34,163,364	$391,585,504
Issued in connection with the reinvestment of distributions	1,048,487	12,400,247	578,308	6,613,133
Redeemed	(5,750,162)	(67,812,586)	(3,224,099)	(36,901,729)

Net change	40,242,766	$476,283,894	31,517,573	$361,296,908

Class J
Issued from the sale of shares	582,000	$6,834,738	550,000	$6,284,374
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,241,470)	(14,638,874)	(4,100,330)	(46,695,231)

Net change	(659,470)	$(7,804,136)	(3,550,330)	$(40,410,857)

Increase (decrease) from capital share transactions	162,645,509	$1,920,511,140	131,344,805	$1,503,474,421

26

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and a(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 22, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 22, 2008